UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
--------

FORM N-CSR
--------

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-6618

FIRST INVESTORS EQUITY FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
Foresters Investment Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2016

Item 1. Reports to Stockholders

The annual report to stockholders follows

Foresters Financial | First Investors Funds

Income Funds

- Cash Management
- Balanced Income
- Floating Rate
- Fund For Income
- Government
- International Opportunities Bond
- Investment Grade
- Limited Duration High Quality Bond
- Strategic Income

Equity Funds

Annual Report **September 30, 2016**

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005, or by visiting our website at www.foresters.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund* seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

* Effective October 3, 2016, the Cash Management Fund changed its name to the Government Cash Management Fund.

Foresters FinancialTM and ForestersTM are the trade names and trademarks of The Independent Order of Foresters (Foresters), a fraternal benefit society, 789 Don Mills Road, Toronto, Canada M3C 1T9 and its subsidiaries.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND*

Dear Investor:

This is the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 0.00% for Class A shares, 0.00% for Class B shares and 0.00% for Institutional Class shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

The Fund

Short-term interest rates edged modestly higher over the last year after the Fed raised its target federal funds rate by 25 basis points (.25%) in December of 2015, the first time in nearly a decade. The market struggled with on and off again expectations of additional increases with nearly every new economic report. Ultimately, persistent low inflation and

1

Portfolio Manager’s Letter (continued)
CASH MANAGEMENT FUND*

slow economic growth despite apparently strong employment gave pause to the Fed and its tightening cycle. The Fed more recently has indicated that a near-term rise in interest rates is likely, while also suggesting that the track to higher short-term rates will be slow, as long as inflation remains subdued and growth below average.

Yields on shorter-maturity money market investments are anchored by the current federal funds target rate which remains very low. Other factors suppressing shorter-term yields are substantial levels of cash in the money market, a general lack of supply and money market regulations that have forced money market mutual fund assets into more defensive and shorter-term investments. Yields on longer-maturity money market instruments reflect, among other things, market expectations related to growth, inflation and the Fed’s policy on short-term interest rates.

The Fund invested conservatively during the period, maintaining a substantial portion of its assets in U.S. Treasury and government agency securities. This was a common theme for the money market mutual fund industry, as pending regulatory changes generated uncertainty and a monumental shift of assets from Prime Money Market Funds to Government Money Market Funds. Low compensation for risk, however, was the significant factor in our decision to overweight these lower-risk products. The Fund also maintained a weighted average maturity of fewer than 60 days during the period in order to comply with Securities and Exchange Commission rules designed to limit interest rate risk.

Foresters Investment Management Company (“FIMCO”) expects the yield to shareholders to be at or near zero for the immediate future based on that outlook. To avoid a negative yield to its shareholders, FIMCO continues to absorb expenses for the Fund and has waived its management fee.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

*In response to amendments to the rules governing money market funds, the Board of Trustees of the First Investors Cash Management Fund approved the conversion of the Fund to a government money market fund, as defined in Rule 2a-7 under the Investment Company Act of 1940. As a result, effective October 3, 2016, the name of the Fund was changed to First Investors Government Cash Management Fund and the Fund adopted a policy to invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash or U.S. government securities. The Fund intends to operate as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940.

2

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only) and a contingent deferred sales charge on redemptions (on Class B shares only); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1) (on Class A and Class B shares only); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2016, and held for the entire six-month period ended September 30, 2016. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares of a Fund, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads) or account fees that are charged to certain types of accounts, such as an annual custodial fee of $15 for certain IRA accounts and certain other retirement accounts or an annual custodial fee of $30 for 403(b) custodial accounts (subject to exceptions and certain waivers as described in the Funds’ Statement of Additional Information). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

3

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	0.40%
Actual		$1,000.00	$1,000.00	$2.00
Hypothetical**		$1,000.00	$1,023.00	$2.02
Class B Shares	0.40%
Actual		$1,000.00	$1,000.00	$2.00
Hypothetical**		$1,000.00	$1,023.00	$2.02
Institutional Class Shares	0.40%
Actual		$1,000.00	$1,000.00	$2.00
Hypothetical**		$1,000.00	$1,023.00	$2.02

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

4

Portfolio of Investments
CASH MANAGEMENT FUND
September 30, 2016

Principal		Interest
Amount	Security	Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—63.2%
$ 1,700M	Fannie Mae, 12/14/2016	0.34%		$ 1,698,812
	Federal Home Loan Bank:
5,000M	10/13/2016	0.30		4,999,500
6,000M	10/14/2016	0.30		5,999,361
4,000M	10/21/2016	0.37		3,999,188
5,000M	10/27/2016	0.31		4,998,898
5,000M	10/31/2016	0.31		4,998,708
4,750M	11/18/2016	0.37		4,747,654
6,000M	11/25/2016	0.35		5,996,836
6,000M	11/28/2016	0.40		5,996,179
2,500M	11/30/2016	0.34		2,498,566
2,200M	12/15/2016	0.61		2,197,199
5,000M	12/23/2016	0.51		4,994,136
5,000M	12/28/2016	0.31		4,996,211
4,000M	1/30/2017	0.43		3,994,217
	Freddie Mac:
6,917M	10/6/2016	0.30		6,916,711
6,000M	11/18/2016	0.25		5,997,968
4,000M	12/14/2016	0.28		3,997,673
Total Value of U.S. Government Agency Obligations (cost $79,027,817)				79,027,817
	VARIABLE AND FLOATING RATE NOTES—28.5%
	Federal Farm Credit Bank:
5,000M	11/15/2016	0.57		5,000,191
1,030M	12/19/2016	0.52		1,029,831
5,500M	4/20/2017	0.59		5,500,613
	Federal Home Loan Bank:
10,000M	1/27/2017	0.51		10,001,361
3,500M	9/5/2017	0.56		3,502,158
5,000M	Mississippi Business Fin. Corp. (Chevron USA, Inc.),
	12/1/2030	0.78		5,000,000
5,675M	Valdez, AK Marine Term. Rev. (Exxon Pipeline Co.,
	Project B), 12/1/2033	0.76		5,675,000
Total Value of Variable and Floating Rate Notes (cost $35,709,154)				35,709,154

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
September 30, 2016

Principal			Interest
Amount	Security		Rate	*	Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—6.8%
	U.S. Treasury Bills:
$ 4,000M	10/20/2016		0.25%		$ 3,999,480
4,500M	11/3/2016		0.27		4,498,907
Total Value of Short-Term U.S. Government Obligations (cost $8,498,387)					8,498,387
Total Value of Investments (cost $123,235,358)**		98.5%			123,235,358
Other Assets, Less Liabilities		1.5			1,893,965
Net Assets		100.0%			$125,129,323

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2016.

**	Aggregate cost for federal income tax purposes is the same.

6

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$79,027,817	$—	$79,027,817
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	25,034,154	—	25,034,154
Municipal Bonds	—	10,675,000	—	10,675,000
Short-Term U.S. Government
Obligations	—	8,498,387	—	8,498,387
Total Investments in Securities	$—	$123,235,358	$—	$123,235,358

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	7

Portfolio Managers’ Letter
BALANCED INCOME FUND

Dear Investor:

This is the annual report for the First Investors Balanced Income Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 8.55% for Class A shares, 8.97% for Advisor Class shares and 9.08% for Institutional Class shares, including dividends of 15.0 cents per share for Class A shares, 16.1 cents per share for Advisor Class shares and 17.2 cents per share for Institutional Class shares. The Fund’s performance this year was driven in substantial part by its policy of allocating its assets among equities, fixed income investments and cash. The Fund typically has a target asset allocation of 55% bonds, 40% equities, and 5% cash.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international bonds fell into

8

negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

The Equity Market

Overall, U.S. equities (measured by the S&P 500 TR Index) posted a strong return of 15.43% for the 12 months ending September 30th. However, they experienced turbulent swings during this period. U.S. equity markets started the review period on a strong note, rallying 8.44% in October 2015 as they were recovering from the August and September sell-off. This was later followed by double-digit losses, amid worries about China, global growth and falling oil prices. Most of those fears subsided in mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected in 2016. Then, markets strongly rebounded from the February 11th bottom and gained almost 17% by the June 23rd Brexit vote. Markets then lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets then stayed calm for the rest of the summer before volatility returned in September.

Overall, mid-cap stocks (measured by the S&P Midcap 400 Index) and small caps (Russell 2000 Index) posted similar returns to large caps, returning 15.33% and 15.46% for the period. However, they experienced much wider swings within the period, especially small caps. Large caps led the market during the fourth quarter of 2015, while small caps outperformed during the third quarter of 2016.

Higher-yielding stocks, including Utilities and real estate investment trusts (“REITs”), outperformed for most of the review period, supported by the low yielding environment and lack of other higher-yielding options. However, they became expensive and fell out of favor in August and September as economic data hinted that the Fed might increase rates by the end of the year. Overall, the Dow Jones U.S. Select Dividend Index and Dow Jones U.S. Select REIT Index returned 22.24% and 17.70%, respectively, for the past 12 months. All of the S&P 500 sectors ended the review period in positive territory, ranging from 7.40% (Financials) to 26.82% (Telecom Services).

International equities were positive as well. Developed markets outside the U.S. and Canada (measured by the MSCI EAFE Index) finished the review period up 7.06%. Emerging markets (measured by the MSCI EM Index) outperformed developed markets with a return of 17.21%. This was a result of negative yields on many developed market bonds which increased demand for emerging market assets with positive yields. Emerging markets also benefited from recovering commodity prices.

The Bond Market

All major fixed income markets were positive for the past 12 months ending September 30th. The U.S. bond market (measured by the BofA Merrill Lynch U.S. Broad Market Index) gained 5.26%.

9

Portfolio Managers’ Letter (continued)
BALANCED INCOME FUND

Treasuries (measured by the BofA ML US Treasury Index) returned 4.33% during the review period. They did especially well during the first half of 2016 when they were boosted by declining interest rates and aggressive ECB easing. Longer-dated bonds significantly outperformed with 15+ year Treasuries gaining as much as 13.34% during the review period.

The Treasury yield curve flattened with short-term yields rising and long-term yields declining. The 2-year Treasury yield, which is very sensitive to changes in Fed policy, rose 13 basis points from 0.63% as of 9/30/2015 to 0.76% as of 9/30/2016. The benchmark 10-year Treasury yield fell 44 basis points from 2.04% to 1.60%. The route of Treasury yields was very much influenced by the market’s expectations of actions and comments from central banks. Treasury yields reached their highest level of the review period during the end of 2015, when the market was pricing in the possibility that the Fed might raise interest rates four times in 2016. On the other hand, yields bottomed early in July on speculations that soft global growth would encourage major central banks to support economies with stimulus efforts, including continued low interest rates.

The 2-year yield fell to 0.55% while the 10-year yield fell to a new all-time record low of 1.36%. There is an inverse relationship between bond prices and yield changes.

Municipal bonds (measured by the BofA ML Municipal Master Index) returned 5.58%, with the majority of this return happening during the first nine months of the review period. Despite elevated issuance, strong demand from investors looking for yield was a major factor in municipal bond market performance.

Investment grade corporate bonds (measured by the BofA ML Corporate Master Index) posted a strong return of 8.50% for the review period, with the majority of this return occurring between January and August. Low global interest rates and uncertainty caused by the Brexit vote helped this sector perform well as many fixed income investors looked to U.S. markets as a safe haven. In addition, investment grade corporate bonds benefited from the ECB’s corporate bond-buying program, as demand increased for this asset class.

The high yield bond market (measured by the BofA ML HY Cash Pay Constrained Index) showed strong overall performance of 12.80%. Demand for high yield bonds benefited from investors searching for income. This sector also benefited from a rebound in oil prices. The lowest rated high yield bonds (CCC-rated) were the best performers, gaining 18.05%. However, they also experienced the widest swings; they struggled much more during risk-off periods, while significantly outperforming during risk-on periods.

International fixed income posted strong overall returns, supported by falling yields. Non-U.S. sovereign bonds (Citigroup World Government Bond ex-U.S. Index) were up 12.61%. Emerging markets (BofA ML Global Emerging Markets Sovereign Index) outperformed with a return of 17.50%. At the end of the review period there was about $9.3 trillion negative-yielding government debt instruments in the world, all of them

10

outside the United States. This represents 37% of the Bloomberg Global Developed Sovereign Bond Index and 51% of the all non-U.S. sovereign bonds in the Index.

The Fund

During the period under review, the Fund’s results were driven by a generally favorable market backdrop characterized by periods of extreme low volatility, interrupted by several short-lived market drops and bouts of high volatility, like the UK Brexit vote in June, and the Chinese market sell off in January of 2016. While macro trends showed gradual, but uneven, improving economic conditions over the course of the year, potential interest rate actions from the Fed hung over the markets, keeping stock markets fixated. This also had the effect of perpetuating the “yield” trade, where fixed income and equity investors sought out income producing investments, driving up the prices of that market subsector. The rally also took on the “risk on” flavor, as investors enjoyed continued low borrowing costs to indulge in higher risk (beta), lower quality investments, narrowing the field for long-term market participants.

Both absolute and relative performance was positive, reflecting the strength of the Fund’s strategy during the period under review. The Fund emphasizes high dividend yield as the key determinant, and follows a disciplined growth-at-a-reasonable price, catalyst-focused investment process seeking out exceptional long-term total return. As of period end, the Fund’s investments reflected a 3.4% dividend yield, well above the 2% yield of the S&P 500 Index. This strategy benefited the Fund’s returns during the past year. Overall stock selection was strong, with sector allocations also providing some upside. Among key sectors, Consumer Staples represented the bright spot for the Fund contributing most to return. Investments in the Utilities, Healthcare and Telecommunications sectors also contributed. Among the laggards, shares within the Energy, Consumer Discretionary, Materials and Technology sectors hurt performance. Among market capitalization segments, the Fund’s large and mid-cap stocks outperformed the market, while the small-cap segment was in line. The Fund had allocated 69% of its holdings to large-cap stocks, 16% to mid-cap stocks and 15% to small-cap stocks (ranges defined by Lipper) as of September 30, 2016.

The Fund’s equity holdings returned 18.61%, outperforming the 15.43% return of its benchmark, the S&P 500 Index. Among top performing individual investments, within Consumer Staples shares of tobacco makers Philip Morris International (+23%) and Altria Group (+16%) were the top contributors. Despite consistent results, these shares benefited from the influx of yield-oriented investors seeking dividend plays. Both shares sport dividend yields near 4%. The top performing name in the portfolio was NuSkin Enterprises (+56%), on strong new product rollouts and improved earnings. Among healthcare names, strong pharmaceutical results buoyed Johnson & Johnson, which returned +27% for the year. Additionally large-cap pharmaceutical firm Merck returned +26%. Among Utilities, shares of Black Hills Corporation rallied 48% on a successful merger integration and gas provider SCANA was up 29%. Within Telecom, service provider giants AT&T and Verizon, gained 19% and 24% for the fiscal year, respectively.

11

Portfolio Managers’ Letter (continued)
BALANCED INCOME FUND

During the review period, the Fund had average bond and cash allocations of 51.1% and 11.2%, respectively. The higher cash allocation reflects the fact that the Fund started operation on October 1, 2015. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 29.0%, followed by mortgage-backed securities at 10.6%, U.S. government securities at 10.0%, and high yield bonds at 1.5%.

The Fund’s fixed income holdings returned 6.49%, outperforming the 5.23% return of its benchmark, the BofA Merrill Lynch US Corporate, Government & Mortgage Index. The Fund’s overweight in corporate bonds was a positive contributor to performance. As well, the Fund typically holds longer-maturity bonds to meet its income objective. During the review period, longer-maturity bonds outperformed the broad bond market as interest rates fell (when interest rates fall, bond prices increase).

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

12

Fund Expenses (unaudited)
BALANCED INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.15%
Actual		$1,000.00	$1,036.97	$5.86
Hypothetical**		$1,000.00	$1,019.25	$5.81
Advisor Class Shares	0.82%
Actual		$1,000.00	$1,039.43	$4.18
Hypothetical**		$1,000.00	$1,020.90	$4.14
Institutional Class Shares	0.69%
Actual		$1,000.00	$1,040.05	$3.52
Hypothetical**		$1,000.00	$1,021.55	$3.49

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

13

Cumulative Performance Information (unaudited)
BALANCED INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Balanced Income Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Balanced Income Fund (Class A shares) beginning 10/1/15 (commencement of operations) with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the US domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect

14

fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.22% and the S.E.C. 30-Day Yield for September 2016 would have been (1.21)%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 7.81% and the S.E.C. 30-Day Yield for September 2016 would have been (0.85)%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 7.84% and the S.E.C. 30-Day Yield for September 2016 would have been (0.91)%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 10/1/15 (commencement of operations).

***The S.E.C. 30-Day Yield shown is for September 2016.

15

Portfolio of Investments
BALANCED INCOME FUND
September 30, 2016

Principal
Amount	Security	Value
	CORPORATE BONDS—41.1%
	Aerospace/Defense—.7%
$ 200M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (b)	$ 211,596
	Automotive—1.4%
100M	Johnson Controls, Inc., 5%, 3/30/2020	109,907
300M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	318,653
		428,560
	Chemicals—1.1%
200M	Agrium, Inc., 3.375%, 3/15/2025	206,423
100M	Dow Chemical Co., 4.25%, 11/15/2020	108,670
		315,093
	Consumer Non-Durables—.7%
200M	Newell Brands, Inc., 4.2%, 4/1/2026	218,074
	Energy—.8%
200M	Magellan Midstream Partners, LP, 5%, 3/1/2026	228,276
	Financial Services—4.2%
	American International Group, Inc.:
100M	4.7%, 7/10/2035	108,618
300M	3.75%, 7/10/2025	315,228
100M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	111,430
100M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	108,379
200M	ERAC USA Finance Co., 7%, 10/15/2037 (b)	273,619
	General Electric Capital Corp.:
200M	3.1%, 1/9/2023	212,656
100M	6.75%, 3/15/2032	140,759
		1,270,689
	Financials—10.8%
200M	Bank of America Corp., 5.875%, 2/7/2042	261,700
200M	Capital One Financial Corp., 3.75%, 4/24/2024	212,683
	Citigroup, Inc.:
200M	4.5%, 1/14/2022	221,149
200M	3.7%, 1/12/2026	211,500
200M	Deutsche Bank AG, 3.7%, 5/30/2024	191,834
200M	General Motors Financial Co., 5.25%, 3/1/2026	220,060
	Goldman Sachs Group, Inc.:
200M	3.625%, 1/22/2023	211,607
100M	6.125%, 2/15/2033	126,357

16

Principal
Amount	Security	Value
	Financials (continued)
	JPMorgan Chase & Co.:
$ 100M	4.5%, 1/24/2022	$ 110,810
100M	6.4%, 5/15/2038	138,075
	Morgan Stanley:
100M	5.5%, 7/28/2021	114,175
100M	7.25%, 4/1/2032	139,098
	U.S. Bancorp:
200M	3.6%, 9/11/2024	214,570
200M	3.1%, 4/27/2026	206,853
300M	Visa, Inc., 3.15%, 12/14/2025	317,270
	Wells Fargo & Co.:
200M	3.9%, 5/1/2045	206,299
100M	5.606%, 1/15/2044	119,730
		3,223,770
	Food/Beverage/Tobacco—1.5%
	Anheuser-Busch InBev Finance:
100M	3.65%, 2/1/2026	107,608
200M	4.7%, 2/1/2036	230,699
100M	4.9%, 2/1/2046	119,471
		457,778
	Food/Drug—1.1%
300M	CVS Health Corp., 3.875%, 7/20/2025	327,183
	Health Care—.7%
200M	Gilead Sciences, Inc., 3.65%, 3/1/2026	215,517
	Information Technology—2.4%
200M	Apple, Inc., 2.5%, 2/9/2025	202,668
300M	Microsoft Corp., 3.7%, 8/8/2046	304,472
	Oracle Corp.:
100M	2.95%, 5/15/2025	103,408
100M	2.65%, 7/15/2026	100,147
		710,695
	Media-Broadcasting—.8%
200M	Comcast Corp., 4.25%, 1/15/2033	222,534
	Media-Diversified—.7%
200M	Time Warner, Inc., 3.6%, 7/15/2025	213,133

17

Portfolio of Investments (continued)
BALANCED INCOME FUND
September 30, 2016

Principal
Amount	Security	Value
	Real Estate—4.9%
$ 300M	AvalonBay Communities, Inc., 3.5%, 11/15/2024	$ 314,695
200M	Boston Properties, LP, 2.75%, 10/1/2026	197,438
200M	ERP Operating, LP, 3.375%, 6/1/2025	209,141
300M	Prologis, LP, 3.75%, 11/1/2025	323,367
200M	Simon Property Group, LP, 3.375%, 10/1/2024	212,615
200M	Welltower, Inc., 4%, 6/1/2025	212,454
		1,469,710
	Retail-General Merchandise—1.7%
200M	Amazon.com, Inc., 4.8%, 12/5/2034	235,710
200M	Home Depot, Inc., 5.875%, 12/16/2036	274,856
		510,566
	Telecommunications—2.2%
	AT&T, Inc.:
100M	3.8%, 3/15/2022	107,241
200M	5.15%, 3/15/2042	217,802
	Verizon Communications, Inc.:
200M	5.15%, 9/15/2023	233,332
100M	4.125%, 8/15/2046	100,452
		658,827
	Transportation—1.6%
200M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	249,308
200M	Cummins, Inc., 4.875%, 10/1/2043	237,585
		486,893
	Utilities—3.8%
200M	Dominion Resources, Inc., 3.9%, 10/1/2025	215,579
200M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	219,440
100M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	106,244
200M	Ohio Power Co., 5.375%, 10/1/2021	229,122
100M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	106,685
200M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	252,502
		1,129,572
Total Value of Corporate Bonds (cost $12,026,044)		12,298,466

18

Shares	Security	Value
	COMMON STOCKS—38.5%
	Consumer Discretionary—4.6%
4,500	American Eagle Outfitters, Inc.	$ 80,370
4,800	DSW, Inc. – Class “A”	98,304
5,800	Ford Motor Company	70,006
3,214	Johnson Controls, Inc.	149,547
2,500	L Brands, Inc.	176,925
3,400	Newell Brands, Inc.	179,044
1,800	Penske Automotive Group, Inc.	86,724
3,400	Regal Entertainment Group – Class “A”	73,950
10,400	Stein Mart, Inc.	66,040
3,000	Tupperware Brands Corporation	196,110
550	Whirlpool Corporation	89,188
1,500	Wyndham Worldwide Corporation	100,995
		1,367,203
	Consumer Staples—6.2%
5,200	Altria Group, Inc.	328,796
4,000	B&G Foods, Inc.	196,720
3,200	Coca-Cola Company	135,424
4,700	Koninklijke Ahold Delhaize NV (ADR)	106,455
1,600	Nu Skin Enterprises, Inc. – Class “A”	103,648
2,400	PepsiCo, Inc.	261,048
3,600	Philip Morris International, Inc.	349,992
1,300	Procter & Gamble Company	116,675
2,200	Sysco Corporation	107,822
2,200	Wal-Mart Stores, Inc.	158,664
		1,865,244
	Energy—1.7%
500	Chevron Corporation	51,460
1,000	ExxonMobil Corporation	87,280
1,150	Marathon Petroleum Corporation	46,679
550	Occidental Petroleum Corporation	40,106
2,700	PBF Energy, Inc. – Class “A”	61,128
500	Phillips 66	40,275
1,500	Royal Dutch Shell, PLC – Class “A” (ADR)	75,105
500	Schlumberger, Ltd.	39,320
2,100	Suncor Energy, Inc.	58,338
		499,691

19

Portfolio of Investments (continued)
BALANCED INCOME FUND
September 30, 2016

Shares	Security	Value
	Financials—3.9%
1,250	Ameriprise Financial, Inc.	$ 124,713
2,300	Berkshire Hills Bancorp, Inc.	63,733
900	Chubb, Ltd.	113,085
2,650	Discover Financial Services	149,857
2,400	JPMorgan Chase & Company	159,816
2,600	MetLife, Inc.	115,518
1,300	PNC Financial Services Group, Inc.	117,117
3,200	U.S. Bancorp	137,248
6,100	Waddell & Reed Financial, Inc. – Class “A”	110,776
2,000	Wells Fargo & Company	88,560
		1,180,423
	Health Care—4.7%
4,300	Abbott Laboratories	181,847
4,000	AbbVie, Inc.	252,280
4,700	GlaxoSmithKline, PLC (ADR)	202,711
2,400	Johnson & Johnson	283,512
3,100	Merck & Company, Inc.	193,471
9,000	Pfizer, Inc.	304,830
		1,418,651
	Industrials—4.0%
1,500	3M Company	264,345
5,200	General Electric Company	154,024
1,600	Honeywell International, Inc.	186,544
4,400	Koninklijke Philips NV (ADR)	130,196
1,100	Lockheed Martin Corporation	263,692
1,700	Textainer Group Holdings, Ltd.	12,733
8,000	Triton International, Ltd.	105,520
900	United Technologies Corporation	91,440
		1,208,494
	Information Technology—7.0%
2,900	Apple, Inc.	327,845
4,000	Applied Materials, Inc.	120,600
7,200	Cisco Systems, Inc.	228,384
3,600	Intel Corporation	135,900
1,000	International Business Machines Corporation	158,850
4,600	Maxim Integrated Products, Inc.	183,678
5,300	Microsoft Corporation	305,280
3,600	QUALCOMM, Inc.	246,600

20

Shares	Security	Value
	Information Technology (continued)
5,200	Symantec Corporation	$ 130,520
6,400	Travelport Worldwide, Ltd.	96,192
2,500	Western Digital Corporation	146,175
		2,080,024
	Materials—.6%
700	Praxair, Inc.	84,581
1,600	RPM International, Inc.	85,952
		170,533
	Real Estate—1.6%
5,000	Brixmor Property Group, Inc. (REIT)	138,950
3,200	Chesapeake Lodging Trust (REIT)	73,280
11,200	FelCor Lodging Trust, Inc. (REIT)	72,016
6,500	Sunstone Hotel Investors, Inc. (REIT)	83,135
1,150	Tanger Factory Outlet Centers, Inc. (REIT)	44,804
3,500	Urstadt Biddle Properties, Inc. – Class “A” (REIT)	77,770
		489,955
	Telecommunication Services—1.6%
6,500	AT&T, Inc.	263,965
4,100	Verizon Communications, Inc.	213,118
		477,083
	Utilities—2.6%
2,300	Black Hills Corporation	140,806
2,200	Duke Energy Corporation	176,088
3,100	Exelon Corporation	103,199
4,200	NiSource, Inc.	101,262
2,000	SCANA Corporation	144,740
1,700	WEC Energy Group, Inc.	101,796
		767,891
Total Value of Common Stocks (cost $10,797,108)		11,525,192

21

Portfolio of Investments (continued)
BALANCED INCOME FUND
September 30, 2016

Principal
Amount or
Shares	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—8.2%
	Fannie Mae
$ 855M	3%, 5/1/2029 – 6/1/2046	$ 892,118
757M	3.5%, 9/1/2045 – 10/13/2046 (a)	799,677
616M	4%, 10/1/2035 – 10/13/2046 (a)	666,588
83M	5%, 8/1/2039	92,745
Total Value of Residential Mortgage-Backed Securities (cost $2,435,385)		2,451,128
	VARIABLE AND FLOATING RATE NOTES†—4.0%
1,200M	Illinois St. Fin. Auth. Rev., 0.85%, 7/1/2038 (cost $1,200,000)	1,200,000
	U.S. GOVERNMENT OBLIGATIONS—2.9%
875M	U.S. Treasury Notes, 0.5222%, 1/31/2018 (cost $876,295) †	877,306
	EXCHANGE TRADED FUNDS—2.0%
6,650	iShares iBoxx USD High Yield Corporate Bond
	ETF (ETF) (cost $550,093)	580,279
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—3.3%
$1,000M	Federal Home Loan Bank, 0.295%, 10/21/2016 (cost $999,836)	999,910
Total Value of Investments (cost $28,884,761)	100.0%	29,932,281
Other Assets, Less Liabilities	.0	9,161
Net Assets	100.0%	$29,941,442

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect at September 30, 2016.

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust
	USD	United States Dollar

22

Futures contracts outstanding at September 30, 2016:

				Value at	Unrealized
Number of			Value at	September 30,	Appreciation
Contracts	Type	Expiration	Trade Date	2016	(Depreciation)
5	5 Year U.S.	Dec. 2016	$608,438	$609,234	$796
	Treasury Note
19	10 Year U.S.	Dec. 2016	2,488,609	2,485,601	(3,008)
	Treasury Note
6	U.S. Treasury	Dec. 2016	1,025,438	1,041,861	16,423
	Long Bond
					$14,211

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

23

Portfolio of Investments (continued)
BALANCED INCOME FUND
September 30, 2016

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$12,298,466	$—	$12,298,466
Common Stocks	11,525,192	—	—	11,525,192
Residential Mortgage-Backed
Securities	—	2,451,128	—	2,451,128
Variable and Floating Rate Notes	—	1,200,000	—	1,200,000
U.S. Government Obligations	—	877,306	—	877,306
Exchange Traded Funds	580,279	—	—	580,279
Short-Term U.S. Government
Agency Obligations	—	999,910	—	999,910
Total Investments in Securities*	$12,105,471	$17,826,810	$—	$29,932,281

Other Assets
Futures Contracts	$14,211	$—	$—	$14,211

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

24	See notes to financial statements

Portfolio Manager’s Letter
FLOATING RATE FUND

Dear Investor:

This is the annual report for the First Investors Floating Rate Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 3.69% for Class A shares, 3.92% for Advisor Class shares and 4.14% for Institutional Class shares, including dividends of 27.7 cents per share on Class A shares, 29.8 cents per share on Advisor Class shares and 31.7 cents per share on Institutional Class shares.

In a welcome turn from the 2015 fiscal year, Fund investors in the current year benefited as senior loans delivered attractive positive performance, largely on stabilization of the Oil, Metals and Mining (coal and iron ore) sectors which had declined precipitously in 2015 and created an elevated level of market anxiety around lower-rated companies and defaults. In this environment in which some of the market’s lowest-rated and, in our view, lowest-quality credits outperformed, the Fund underperformed its benchmark. Late in the period, the senior loan market was also buoyed by market anticipation that the Federal Reserve (“the Fed”) may be closer to an interest rate increase.

The Market

U.S. loan market performance can be divided into two distinct periods over the year. The Fund and the markets delivered a modest positive return in October 2015 to start the period, but declined in November, December, January and February, largely on the back of the demise of a highly speculative U.S. mutual fund and weaker oil prices. Negative sentiment was particularly pronounced in January, as oil continued to decline on concerns about a continued supply/demand imbalance and slow Chinese growth.

In mid-February, sentiment shifted dramatically—and seemingly without challenge throughout the rest of the period—as oil prices stabilized, leading to strong market performance through the rest of the period, save for a brief and shallow dip in June 2016. The rally in global risk assets gathered further impetus after the European Central Bank (“ECB”) announced an increase in the size and scope of its current Quantitative Easing program in addition to cutting rates. While not directly buying U.S. dollar high yield paper, the ECB’s continued stimulus of the European economy provided a clear headwind to Fed rate increases in the U.S. and signaled a likely “lower-for-longer” policy that spurred a global move to corporate credit.

Ordinarily, we would not expect senior loans, which have a floating rate coupon that can reset up along with interest rate increases, to benefit from global resignation to low interest rates. However, investors searching for lower-volatility yield opportunities appear to have found senior loans compelling and competitive in a world awash in negative-yielding fixed income. In our view, this trend was exacerbated as the prices of other risk assets, including global high yield bonds, rose steeply after February, causing some investors to look with interest at comparatively attractive senior loan valuations.

25

Portfolio Manager’s Letter (continued)
FLOATING RATE FUND

June saw some brief pricing volatility around risks outside of the U.S. high yield market. Notably, markets wobbled with the passage of the Brexit vote in which the UK citizenry voted to leave the European Union. Loans benefited thereafter on the back of the market’s sense that the Fed was becoming increasingly likely to impose an interest rate increase. Further, loans have benefited over recent months from a change in money market regulations, which no longer allow money market funds to offer fixed returns. Such regulations have forced LIBOR to rise. As most senior loans compute their coupons on a LIBOR-plus basis, changes in money market regulation have created unforeseen increases in senior loan coupons. These increases have not been directly in line with the rise in LIBOR—from about 22 basis points (“bps”) per annum at the start of the period, to approximately 85 bps per annum at the end of the period—because most loans in the market were already protected by LIBOR floors starting at 75 bps or higher. However, increases have moved approximately 40% of the senior loan market to, or above, their LIBOR-plus floors.

Overall, lower-rated, stressed, Basic Materials (Energy and Metals/Mining) widely outperformed from mid-February and for much of the period, but outperformance slowed toward the period’s end, as those energy companies which did not default became more fully priced and as oil prices softened yet again in the late days of summer.

The Fund

In this year of split returns, the Fund outperformed its Index (the J.P. Morgan BB/B Leveraged Loan Index) when the market was most challenged through mid-February 2016 and underperformed the Index in its more bullish subsequent phase. This result aligns with our core positioning throughout the year in which we generally kept the Fund less risk-exposed than the market to the Energy and Metals/Mining sectors. While our Metals and Mining exposure was generally higher than that of the market, and our Energy exposure less than that of the market, in both of those sectors we attempted to find higher-quality credits we believed could be more reliable even if the price of energy and other commodities did not prove stable at levels that would stem those sectors’ elevated default rates. Outside of these sectors, we committed significant capital to a range of less-cyclical, more defensive industries such as Healthcare, Basic Materials, Telecommunications, and Food and Beverages. Our overweight of Chemicals was perhaps an exception to this defensive positioning.

In general, we also maintained a portfolio with lower-than-market rating risk throughout the year, reflecting our overarching goal to create a portfolio that is less directional over time than the market, and less susceptible to price challenges imposed by risk-off events. We allocated approximately 20% less of the Fund to B-rated credit than did the market. We believe, however, that as loan prices continued to rise through the year, it was important not to chase yield and risk to keep up with the market. We cannot predict when the market will experience volatility, but we believe it far more valuable in the longer

26

run to be positioned to provide liquidity to the market at those moments than to be fully leveraged to a rising market before such a correction occurs. In short, we have targeted building a portfolio we believe can be more resilient than the market in a re-pricing event, and in which we can take advantage of opportunities we believe are unduly discounted.

Outlook

On a positive note, we actually believe that a challenge to senior loan pricing is most likely to come from outside the loan market at this time, rather than from within the loan market itself. While the credit cycle appears to be maturing, the credit quality of high yield companies borrowing in the senior loan market is generally still fairly solid, with few companies subject to near-term maturities that could become unduly burdensome. Trailing 12-month market default rates are actually falling now that commodity-related defaults appear to be largely completed. Rather, we believe that challenges to the senior loan market are likely to come from any larger event that reduces market liquidity overall. Such an event—whether caused by political outcomes (Brexit, U.S. elections), or even by a single anomalous event such as a terror attack—would likely impact risk assets outside of high yield even more broadly. By contrast, central bank action to increase rates may challenge higher-rated fixed income and risk assets alike, while benefiting investors in senior loans who can benefit from increasing coupons once LIBOR moves above the LIBOR floor rates present in most loans.

The questions remain—what can investors expect in terms of returns going forward and what will drive markets until year-end? We believe given the strong rally of the last few months, investors should expect more of a coupon-like return. Given paltry government yields, however, global corporates remain attractive on a relative basis. Further, loans, with their floating rate capacity, should benefit most directly should rates rise. We expect returns to be driven by technical flows, central bank talk/action and other macro factors like the U.S. election. The world is watching.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

27

Fund Expenses (unaudited)
FLOATING RATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.10%
Actual		$1,000.00	$1,030.76	$5.58
Hypothetical**		$1,000.00	$1,019.50	$5.55
Advisor Class Shares	0.90%
Actual		$1,000.00	$1,032.79	$4.57
Hypothetical**		$1,000.00	$1,020.50	$4.55
Institutional Class Shares	0.70%
Actual		$1,000.00	$1,033.81	$3.56
Hypothetical**		$1,000.00	$1,021.50	$3.54

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

28

Cumulative Performance Information (unaudited)
FLOATING RATE FUND

Comparison of change in value of $10,000 investment in the First Investors Floating Rate Fund (Class A shares) and the J.P. Morgan BB/B Leveraged Loan Index.

The graph compares a $10,000 investment in the First Investors Floating Rate Fund (Class A shares) beginning 10/21/13 (commencement of operations) with a theoretical investment in the J.P. Morgan BB/B Leveraged Loan Index (the “Index”). The Index is a subset of the J.P. Morgan Leveraged Loan Index, which is designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The Index includes U.S. dollar-denominated institutional term loans and fully funded delayed draw term loans which have high yield ratings. However, the most aggressively rated loans and non-rated loans are excluded. Loans can be rated as high as Baa1 and as low as BB3 by Moody’s and also as high as BBB+ and as low as B- by Standard & Poor’s. A loan with the highest allowable rating from each agency will only be included if the company’s overall rating is below investment grade. Loans must be issued by companies domiciled in a developed market, and defaulted loans may remain in the Index only if they remain current on loan obligation payments throughout the default

29

Cumulative Performance Information (unaudited) (continued)
FLOATING RATE FUND

process. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been (2.39)% and (0.71)%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 2.48%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 3.84% and 1.78%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 2.86%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 4.01% and 1.78%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 3.06%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from J.P. Morgan and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 10/21/13 (commencement of operations).

*** The S.E.C. 30-Day Yield shown is for September 2016.

30

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2016

Principal
Amount	Security	Value
	LOAN PARTICIPATIONS†—91.1%
	Aerospace/Defense—1.7%
$ 539M	B/E Aerospace, Inc., 3.7867%, 12/16/2021	$ 546,872
	TransDigm, Inc.:
1,363M	3.8214%, 2/28/2020	1,364,987
350M	3.75%, 5/14/2022	350,620
		2,262,479
	Automotive—4.5%
1,026M	CS Intermediate Holdco 2, LLC, 4%, 4/4/2021	1,031,989
1,001M	FCA U.S., LLC, 3.5%, 5/24/2017	1,005,119
848M	Federal-Mogul Corp., 4%, 4/15/2018	839,874
987M	KAR Auction Services, Inc., 4.0625%, 3/11/2021	993,964
836M	Key Safety Systems, Inc., 5.5%, 8/29/2021	846,379
625M	Tectum Holdings, Inc., 5.75%, 8/24/2023 (a)	624,219
668M	TI Group Automotive Systems, LLC, 4.5%, 6/30/2022	671,174
		6,012,718
	Building Materials—2.0%
939M	Builders FirstSource, Inc., 6%, 7/29/2022	945,598
494M	Headwaters, Inc., 4%, 3/24/2022	496,630
1,276M	USIC Holdings, Inc., 4%, 7/10/2020	1,271,653
		2,713,881
	Chemicals—5.2%
873M	A. Schulman, Inc., 4%, 6/1/2022	874,306
962M	Emerald Performance Materials, LLC, 4.5%, 7/30/2021	964,022
496M	Huntsman International, LLC, 3.75%, 10/1/2021	499,411
650M	MacDermid, Inc., 4%, 6/7/2020	652,946
668M	Methanol Holdings Trinidad, Inc., 4.25%, 6/30/2022	663,238
1,247M	PQ Corp., 5.75%, 11/4/2022	1,253,888
987M	Trinseo Materials Operating SCA, 4.25%, 11/5/2021	998,953
916M	Univar USA, Inc., 4.25%, 7/1/2022	918,117
250M	Versum Material, Inc., 3.25%, 9/21/2023	251,875
		7,076,756
	Consumer Non Durables—2.3%
900M	Revlon Consumer Products, Inc., 4.25%,9/7/2023 (a)	903,151
1,236M	Reynolds Group Holdings, Inc., 4.25%, 2/5/2023 (a)	1,241,024
950M	Spectrum Brands, Inc., 3.5029%, 6/23/2022	954,385
		3,098,560

31

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2016

Principal
Amount	Security	Value

	Energy—2.0%
$ 885M	Granite Acquisition, Inc., 5%, 12/17/2021	$ 871,917
925M	Jonah Energy, LLC, 7.5%, 5/12/2021	834,813
1,000M	NRG Energy, Inc., 3.5%, 6/30/2023 (a)	1,003,625
		2,710,355
	Financial Services—2.8%
1,728M	Delos Finance Sarl, 3.5877%, 3/6/2021	1,741,231
496M	Ineos U.S. Finance, LLC, 3.75%, 12/15/2020	498,077
1,477M	RPI Finance Trust, 3.5877%, 11/9/2020	1,487,416
		3,726,724
	Food/Beverage/Tobacco—2.8%
705M	Aramark Corp., 3.3377%, 9/7/2019	709,105
533M	B&G Foods, Inc., 3.8393%, 11/02/2022	537,292
100M	Chobani, LLC, 5.25%, 9/29/2023 (b)	99,500
942M	Keurig Green Mountain, Inc., 5.25%, 3/3/2023	953,573
	Pinnacle Foods Finance, LLC:
731M	3.25%, 4/29/2020	734,679
744M	3.2753%, 1/13/2023	751,354
		3,785,503
	Food/Drug—2.0%
622M	Albertson’s, LLC, 4.75%, 12/21/2022	628,422
2,075M	Rite Aid Corp., 4.875%, 6/21/2021	2,081,485
		2,709,907
	Forest Products/Container—3.5%
978M	Ardagh Holdings USA, Inc., 4%, 12/17/2019	982,566
	Berry Plastics Group, Inc.:
670M	3.5%, 2/8/2020	671,534
924M	3.75%, 10/1/2022	927,497
715M	BWAY Holding Co., 5.5%, 8/14/2020	720,083
708M	Exopack Holdings SA, 4.5%, 5/8/2019	709,293
740M	Owens Illinois, Inc., 3.5%, 9/1/2022	746,614
		4,757,587

32

Principal
Amount	Security	Value
	Gaming/Leisure—4.4%
$ 881M	AMC Entertainment, Inc., 4%, 12/15/2022	$ 890,058
1,265M	Hilton Worldwide Finance, LLC, 3.5%, 10/26/2020	1,272,197
1,072M	La Quinta Intermediate Holdings, LLC, 3.75%, 4/14/2021	1,072,444
1,472M	Live Nation Entertainment, Inc., 3.59%, 8/17/2020	1,481,044
272M	Pinnacle Entertainment, Inc., 3.75%, 4/28/2023	272,868
874M	Seminole Hard Rock Entertainment, Inc., 3.5877%, 5/14/2020	876,939
		5,865,550
	Health Care—9.8%
1,016M	Acadia Healthcare Co., Inc., 3.75%, 2/11/2022	1,023,801
	Community Health Systems, Inc.:
226M	3.75%, 12/31/2019	221,721
766M	4%, 1/27/2021	753,546
1,141M	ConvaTec, Inc., 4.25%, 6/15/2020	1,146,333
275M	Cotiviti Holdings, Inc., 3.75%, 9/22/2023 (a)	276,031
568M	DaVita Health Care Partners, Inc., 3.5%, 6/24/2021	571,643
1,166M	Envision Healthcare Corp., 4.5%, 10/28/2022	1,172,311
445M	ExamWorks Group, Inc., 4.75%, 7/27/2023	448,894
535M	Grifols Worldwide Operations USA, Inc., 3.4479%, 2/27/2021	540,183
994M	IMS Health, Inc., 3.5%, 3/17/2021	997,892
569M	Kindred Healthcare, Inc., 4.25%, 4/9/2021	568,482
568M	Mallinckrodt International Finance SA, 3.5877%, 3/19/2021	568,350
104M	Medpace Holdings, Inc., 4.75%, 4/1/2021	103,938
531M	MultiPlan, Inc., 5%, 6/7/2023	538,310
1,152M	NBTY, Inc., 5%, 5/5/2023	1,159,313
405M	Onex Carestream Health, Inc., 5%, 6/7/2019	375,917
546M	Select Medical Corp., 6%, 6/1/2018	547,630
2,205M	Valeant Pharmaceuticals International, Inc., 3.5%, 12/11/2019	2,212,018
		13,226,313
	Industrials—.3%
125M	GFL Environmental, Inc., 3.75%, 9/27/2023 (a)	125,234
250M	SIG Combibloc Holdings SCA, 4%, 3/11/2022 (a)	250,656
		375,890
	Information Technology—7.0%
331M	ARRIS Enterprises, Inc., 3.5%, 4/17/2020	331,102
1,181M	Avago Technologies, Inc., 3.5243%, 2/1/2023	1,195,518
1,600M	Avast Software BV, 5%, 8/3/2022 (a)	1,608,000
881M	Dell International, LLC, 4%, 9/7/2023	886,793
1,600M	Dell Software Group, Inc., 7%, 9/27/2022 (a)	1,588,333

33

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2016

Principal
Amount	Security	Value
	Information Technology (continued)
$1,272M	Global Payments, Inc., 4.0244%, 4/22/2023	$ 1,286,651
489M	Kronos, Inc., 4.5%, 10/30/2019	491,483
756M	Match Group, Inc., 5.5%, 11/16/2022	760,347
476M	Microsemi Corp., 3.75%, 1/15/2023 (a)	480,805
738M	Western Digital Corp., 4.5%, 4/29/2023	747,376
		9,376,408
	Manufacturing—6.9%
1,121M	Brand Energy & Infrastructure Services, Inc., 4.75%, 11/26/2020	1,111,054
979M	Filtration Group, Corp., 4.25%, 11/20/2020	982,921
681M	Gardner Denver, Inc., 4.25%, 7/30/2020	661,506
	HD Supply, Inc.:
995M	3.75%, 8/13/2021	997,694
248M	3.75%, 10/16/2023 (a)	247,810
975M	Husky Injection Molding System, 4.25%, 6/30/2021	974,474
1,019M	Mirror BidCo Corp., 4.25%, 12/28/2019	1,019,166
937M	Onex Wizard Acquisition Co. I Sarl, 4.25%, 3/11/2022	939,621
1,185M	Rexnord, LLC, 4%, 8/21/2020 (a)	1,187,807
1,219M	U.S. Farathane, LLC, 5.75%, 12/23/2021	1,225,333
		9,347,386
	Media-Cable TV—4.4%
1,746M	Altice U.S. Finance 1 Corp., 4.2538%, 12/14/2022	1,758,103
1,368M	CCO Safari III, LLC, 3.5%, 1/24/2023	1,378,528
1,022M	CSC Holdings, LLC, 5%, 10/9/2024	1,028,401
888M	Gray Television, Inc., 3.9375%, 6/13/2021	893,406
300M	Nexstar Broadcasting, Inc., 3%, 9/26/2023 (a)	301,875
617M	Raycom TV Broadcasting, LLC, 3.75%, 8/4/2021	608,139
		5,968,452
	Media-Diversified—1.9%
1,154M	Media General, Inc., 4%, 7/31/2020	1,155,614
607M	Tribune Media Co., 3.75%, 12/27/2020	613,784
825M	Virgin Media Investment Holdings, Ltd., 3.6492%, 6/30/2023	829,771
		2,599,169

34

Principal
Amount	Security	Value
	Metals/Mining—3.8%
$1,224M	FMG Resources (August 2006), 3.75%, 6/30/2019	$ 1,224,254
1,200M	McJunkin Red Man Corp., 5%, 11/8/2019 (a)	1,171,496
1,189M	Novelis, Inc., 4.0002%, 6/2/2022	1,195,145
886M	TMS International Corp., 4.5%, 10/16/2020	812,414
673M	Zekelman Industries, Inc., 6%, 6/14/2021	680,046
		5,083,355
	Real Estate—.4%
580M	Realogy Group, LLC, 3.75%, 7/20/2022	584,868
	Retail-General Merchandise—9.7%
920M	1-800 Contacts, 5.25%, 1/15/2023	927,566
268M	Dollar Tree, Inc., 3.0625%, 7/6/2022	269,537
521M	General Nutrition Centers, Inc., 3.25%, 3/4/2019	520,765
985M	Hanesbrands, Inc., 3.25%, 4/28/2022	991,567
1,550M	Harbor Freight Tools USA, 4%, 8/16/2023	1,561,302
723M	Hertz Corp., 3.5%, 6/30/2023	729,855
	Landry’s, Inc.:
854M	4%, 4/24/2018	856,344
1,125M	4%, 9/23/2023	1,131,680
1,004M	Michaels Stores, Inc., 3.75%, 1/27/2023 (a)	1,008,233
875M	Neiman Marcus Group, Inc., 4.25%, 10/25/2020	813,378
1,136M	Party City Holdings, Inc., 4.4722%, 8/19/2022	1,140,042
988M	PetSmart, Inc., 4.25%, 3/11/2022	990,940
1,082M	Restaurant Brands, Inc., 3.75%, 12/10/2021	1,090,786
1,022M	Yum! Brands, Inc., 3.2809%, 6/16/2023	1,032,662
		13,064,657
	Services—3.3%
353M	AECOM, 3.75%, 10/15/2021	355,283
965M	Brickman Group, Ltd., LLC, 4%, 12/18/2020	964,791
792M	Doosan Infrascore International, Inc., 4.5%, 5/28/2021	802,207
750M	Monitronics International, Inc., 4.25%, 3/23/2018 (a)	748,647
1,550M	Safway Group Holding, LLC, 5.75%, 8/21/2023	1,562,916
		4,433,844

35

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2016

Principal
Amount	Security	Value
	Telecommunications—3.3%
$1,139M	CommScope, Inc., 3.75%, 12/29/2022	$ 1,150,360
	Level 3 Financing, Inc.:
285M	3.5%, 5/31/2022	287,077
1,000M	4%, 8/1/2019	1,005,625
1,347M	Numericable U.S., LLC, 5%, 1/15/2024	1,359,530
650M	Telenet Group Holding, 4.3566%, 6/30/2024	656,704
		4,459,296
	Transportation—.5%
623M	XPO Logistics, Inc., 4.25% 11/01/2021	627,821
	Utilities—3.1%
963M	Calpine Corp., 3.5%, 5/27/2022	967,043
425M	Dayton Power & Light Co., 4%, 8/24/2022	430,844
1,477M	Dynegy, Inc., 4%, 4/23/2020	1,483,951
1,275M	Texas Competitive Electric, 5%, 10/31/2017 (a)	1,285,757
		4,167,595
	Waste Management—.8%
1,032M	ADS Waste Holdings, Inc., 3.75%, 10/9/2019	1,034,003
	Wireless Communications—2.7%
1,084M	GCI Holdings, Inc., 4%, 2/2/2022	1,080,052
1,350M	Intelsat Jackson Holdings, Ltd., 3.75%, 6/30/2019	1,285,453
1,176M	Telesat Canada, 3.5%, 3/28/2019	1,180,180
149M	T-Mobile USA, Inc., 3.5%, 11/9/2022	150,131
		3,695,816
Total Value of Loan Participations (cost $121,860,826)		122,764,893
	CORPORATE BONDS—5.1%
	Automotive—.5%
610M	American Axle & Manufacturing, Inc., 7.75%, 11/15/2019	693,875
	Energy—.8%
1,000M	Targa Resources Partners, LP, 4.125%, 11/15/2019	1,019,000
	Financials—.4%
626M	Consolidated Energy Finance SA, 6.75%, 10/15/2019 (c)	621,305

36

Principal
Amount	Security	Value
	Health Care—1.1%
$ 800M	Centene Corp., 5.625%, 2/15/2021	$ 850,000
150M	Endo Finance, LLC, 7.75%, 1/15/2022 (c)	144,750
450M	Molina Healthcare, Inc., 5.375%, 11/15/2022	466,875
		1,461,625
	Media-Cable TV—.4%
500M	DISH DBS Corp., 7.875%, 9/1/2019	561,250
	Metals/Mining—.4%
550M	Steel Dynamics, Inc., 6.125%, 8/15/2019	567,215
	Real Estate—.4%
500M	Iron Mountain, Inc., 6%, 10/1/2020 (c)	528,750
	Telecommunications—.2%
225M	Wind Acquisition Finance SA, 4.75%, 7/15/2020 (c)	227,813
	Utilities—.2%
305M	Calpine Corp., 6%, 1/15/2022 (c)	319,678
	Wireless Communications—.7%
600M	MetroPCS Wireless, Inc., 6.625%, 11/15/2020	617,250
250M	T-Mobile USA, Inc., 6.125%, 1/15/2022	266,562
		883,812
Total Value of Corporate Bonds (cost $6,749,947)		6,884,323
	VARIABLE AND FLOATING RATE NOTES—.2%
	Utilities
219M	AES Corp., 3.8421%, 6/1/2019 (cost $221,104) †	220,095
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—3.7%
5,000M	Federal Home Loan Bank, 0.285%, 11/8/2016 ($4,998,496)	4,998,950
Total Value of Investments (cost $133,830,373)	100.1%	134,868,261
Excess of Liabilities Over Other Assets	(.1)	(324,369)
Net Assets	100.0%	$134,543,892

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2016.

37

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2016

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

(b)	Security valued at fair value (see Note 1A)

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Loan Participations	$—	$122,764,893	$—	$122,764,893
Corporate Bonds	—	6,884,323	—	6,884,323
Variable & Floating Rate Notes	—	220,095	—	220,095
Short-Term U.S. Government
Agency Obligations	—	4,998,950	—	4,998,950
Total Investments in Securities*	$—	$134,868,261	$—	$134,868,261

*	The Portfolio of Investments provides information on the industry categorization of loan participations and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

38	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 9.07% for Class A shares, 7.99% for Class B shares, 9.34% for Advisor Class shares and 9.58% for Institutional Class shares, including dividends of 12.0 cents per share on Class A shares, 9.6 cents on Class B shares, 12.6 cents on Advisor Class shares and 13.2 cents on Institutional Class shares.

In a welcome turn from the 2015 fiscal year, Fund investors in the current year benefited from attractive returns, as high yield came roaring back, largely on stabilization of the Oil and Metals and Mining (coal and iron ore) sectors, which had declined precipitously in 2015 and created an elevated level of high yield company bond defaults. In this environment in which some of the market’s lowest-rated and, in our view, lowest-quality, credits outperformed, the Fund underperformed its benchmark.

The Market

U.S. high yield market performance can be divided into two distinct periods over the year. The Fund and the markets delivered an attractive return in October 2015 to start the period, but declined sharply in November, December, January, and the first half of February, largely on the back of the demise of a highly speculative U.S. mutual fund and weaker oil prices. Negative sentiment was particularly pronounced in January, as oil continued to decline on concerns about a continued supply/demand imbalance and slow Chinese growth.

In mid-February, sentiment shifted dramatically—and seemingly without challenge throughout the rest of the period—as oil prices stabilized. The rally in global risk assets, including U.S. high yield, gathered further impetus after the European Central Bank (“ECB”) announced an increase in the size and scope of its current Quantitative Easing program in addition to cutting rates. While not directly buying U.S. dollar high yield paper, the ECB’s continued stimulus of the European economy provided a clear headwind to Federal Reserve (“the Fed”) rate increases and signaled a likely “lower-for-longer” policy that spurred a global move to corporate credit. Global credit markets experienced inflows for much of the remainder of the period as investors looked initially to take advantage of attractive valuations after a challenging 2015 and then—even as bond prices appreciated—to capture yield wherever it was available, including in both lower-rated and longer-duration credit (where the duration of a bond measures its sensitivity to changes in interest rates. Generally, when interest rates increase, bond prices may decrease).

39

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

May, June, and September, while still delivering positive U.S. high yield returns, saw some brief pricing volatility around risks outside of the U.S. high yield market. Notably, markets wobbled in May (the Brexit vote was on June 23rd) with the passage of the Brexit vote in which the UK citizenry voted to leave the European Union, and in September on the back of the market’s sense that the Fed was becoming increasingly likely to impose an interest rate increase.

Overall, lower-rated, stressed, Basic Materials (Energy and Metals/Mining) outperformed from mid-February and for much of the period, but outperformance slowed toward the period’s end, as those energy companies which did not default became more fully priced and as oil prices softened yet again in the late days of summer.

The Fund

In this year of split returns, the Fund outperformed its Index (the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index) when the market was most challenged through mid-February 2016 and underperformed the Index in its more bullish subsequent phase. This result aligns with our core positioning throughout the year in which we generally kept the Fund less exposed than the market to the Energy and Metals and Mining sectors, and, within those sectors, attempted to find higher-quality credits we believed could be more reliable even if the price of energy and other commodities did not prove stable at levels that would stem those sectors’ elevated default rates. Outside of these sectors, we committed significant capital to less-cyclical, more defensive industries such as Healthcare, Cable TV, and Telecommunications. These sectors also delivered the Fund’s biggest contributions on an absolute basis.

We also maintained a portfolio with lower-than-market duration risk throughout the year, reflecting our overarching goal to create a portfolio that is generally less directional over time than the market, and less susceptible to price challenges imposed by risk-off events, such as interest rate increases. Together, the Fund’s lower-risk Energy and Commodities exposures, and lower-duration risk, account for the Fund’s underperformance for the year. We believe, however, that as bond prices continued to rise through the year, it was important not to chase yield and risk to keep up with the market. We cannot predict when the market will experience volatility, but we believe it far more valuable in the longer run to be positioned to provide liquidity to the market at those moments, than to be fully leveraged to a rising market before such a correction occurs. In short, we have targeted building a portfolio we believe can be more resilient than the market in a re-pricing event, and in which we can take advantage of opportunities we believe are unduly discounted.

40

Outlook

On a positive note, we actually believe that a challenge to high yield pricing is most likely to come from outside the high yield market at this time, rather than from within high yield itself. While the credit cycle appears to be maturing, the credit quality of high yield companies is generally still fairly solid, with few companies subject to near term maturities that could become unduly burdensome. Trailing 12-month market default rates are actually falling now that commodity-related defaults appear to be largely completed. Rather, we believe that challenges to the high yield market are likely to come from any larger event that reduces market liquidity overall. Such an event—whether caused by central bank policy, political outcomes (Brexit, U.S. elections), or even by a single anomalous event such as a terror attack—would likely impact risk assets outside of high yield even more broadly.

The questions remain—what can investors expect in terms of returns going forward and what will drive markets until year-end? We believe given the strong rally of the last few months, investors should expect more of a coupon-like return. Given paltry government yields, however, global corporates remain attractive on a relative basis. We expect returns to be driven by technical flows, central bank talk/action and other macro factors like the U.S. election. The world is watching.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

41

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.21%
Actual		$1,000.00	$1,072.43	$ 6.27
Hypothetical**		$1,000.00	$1,018.95	$ 6.11
Class B Shares	2.04%
Actual		$1,000.00	$1,067.17	$10.54
Hypothetical**		$1,000.00	$1,014.80	$10.28
Advisor Class Shares	0.91%
Actual		$1,000.00	$1,073.74	$ 4.72
Hypothetical**		$1,000.00	$1,020.45	$ 4.60
Institutional Class Shares	0.78%
Actual		$1,000.00	$1,074.73	$ 4.05
Hypothetical**		$1,000.00	$1,021.10	$ 3.94

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total value of investments.

42

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/06 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and

43

Cumulative Performance Information (unaudited) (continued)
FUND FOR INCOME

distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 2.61%, 5.53% and 4.13%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 3.55%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 3.96%, 5.62% and 4.11%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 2.80%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 9.31% and 3.46%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 4.03%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 9.54% and 3.74%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 4.06%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures are from Bank of America Merrill Lynch and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-Day Yield shown is for September 2016.

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 4.92%.

44

Portfolio of Investments
FUND FOR INCOME
September 30, 2016

Principal
Amount	Security	Value
	CORPORATE BONDS—86.3%
	Aerospace/Defense—.9%
	Meccanica Holdings USA, Inc.:
$ 1,871M	7.375%, 7/15/2039 (a)	$ 2,062,778
750M	6.25%, 1/15/2040 (a)	740,625
3,475M	TransDigm, Inc., 6.375%, 6/15/2026 (a)	3,605,312
		6,408,715
	Automotive—4.5%
1,325M	Allison Transmission, Inc., 5%, 10/1/2024 (a)	1,361,437
1,175M	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	1,248,437
1,725M	Asbury Automotive Group, Inc., 6%, 12/15/2024	1,785,375
	Dana Holding Corp.:
2,000M	6%, 9/15/2023	2,090,000
700M	5.5%, 12/15/2024	717,500
	Fiat Chrysler Automobiles NV:
925M	4.5%, 4/15/2020	952,750
2,350M	5.25%, 4/15/2023	2,426,375
750M	Goodyear Tire & Rubber Co., 7%, 5/15/2022	796,875
	Group 1 Automotive, Inc.:
2,375M	5%, 6/1/2022	2,394,285
1,425M	5.25%, 12/15/2023 (a)	1,437,469
750M	Hertz Corp., 6.75%, 4/15/2019	767,430
	IHO Verwaltungs GmbH:
2,050M	4.75%, 5/15/2021 (a)	2,127,900
550M	4.125%, 9/15/2021 (a)	556,529
1,075M	4.5%, 9/15/2023 (a)	1,088,438
3,650M	LKQ Corp., 4.75%, 5/15/2023	3,768,625
2,700M	Meritor, Inc., 6.25%, 2/15/2024	2,598,750
3,050M	Omega U.S. Sub, LLC, 8.75%, 7/15/2023 (a)	3,332,125
	ZF North America Capital, Inc.:
550M	4%, 4/29/2020 (a)	583,687
1,225M	4.5%, 4/29/2022 (a)	1,303,559
		31,337,546
	Building Materials—.9%
1,950M	Building Materials Corp., 5.375%, 11/15/2024 (a)	2,018,250
4,200M	Griffon Corp., 5.25%, 3/1/2022	4,231,500
		6,249,750

45

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2016

Principal
Amount	Security	Value
	Chemicals—2.8%
	Blue Cube Spinco, Inc.:
$ 850M	9.75%, 10/15/2023 (a)	$ 1,003,000
3,225M	10%, 10/15/2025 (a)	3,821,625
3,100M	Platform Specialty Products Corp., 10.375%, 5/1/2021 (a)	3,348,000
1,675M	PolyOne Corp., 5.25%, 3/15/2023	1,742,202
825M	PQ Corp., 6.75%, 11/15/2022 (a)	876,563
1,350M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	1,242,000
1,350M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	1,053,742
2,200M	Tronox Finance, LLC, 6.375%, 8/15/2020	2,040,500
2,575M	Univar USA, Inc., 6.75%, 7/15/2023 (a)	2,665,125
	W.R. Grace & Co.:
1,250M	5.125%, 10/1/2021 (a)	1,331,250
525M	5.625%, 10/1/2024 (a)	572,906
		19,696,913
	Consumer Non-Durables—1.1%
1,750M	Kronos Acquisition Holdings, 9%, 8/15/2023 (a)	1,812,335
	Reynolds Group Issuer, Inc.:
2,875M	5.75%, 10/15/2020	2,968,438
850M	5.125%, 7/15/2023 (a)	878,688
1,375M	Standard Industries, Inc., 5.5%, 2/15/2023 (a)	1,443,750
975M	Wolverine World Wide, Inc., 5%, 9/1/2026 (a)	987,188
		8,090,399
	Energy—10.9%
	AmeriGas Finance, LLC:
1,250M	7%, 5/20/2022	1,328,125
775M	5.625%, 5/20/2024	823,437
775M	5.875%, 8/20/2026	823,437
	Antero Resources Corp.
950M	5.375%, 11/1/2021	965,437
925M	5.125%, 12/1/2022	936,562
1,375M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	1,350,938
425M	Callon Petroleum Co., 6.125%, 10/1/2024 (a)(b)	440,937
1,600M	Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	1,592,000
2,125M	Cheniere Corpus Christi Holdings, 7%, 6/30/2024 (a)	2,305,625
	Concho Resources Holdings. LLC:
600M	5.5%, 10/1/2022	625,500
800M	5.5%, 4/1/2023	829,000

46

Principal
Amount	Security	Value
	Energy (continued)
	Continental Resources, Inc.:
$ 2,900M	4.5%, 4/15/2023	$ 2,798,500
2,050M	3.8%, 6/1/2024	1,886,000
825M	4.9%, 6/1/2044	697,125
2,175M	Crestwood Midstream Partners, LP, 6.25%, 4/1/2023	2,213,062
2,450M	Exterran Partners, LP, 6%, 10/1/2022	2,284,625
325M	Ferrellgas Partners, LP, 7%, 6/15/2023	287,625
1,950M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	1,857,375
	Genesis Energy, LP:
525M	5.75%, 2/15/2021	527,625
1,400M	6.75%, 8/1/2022	1,449,532
1,050M	6%, 5/15/2023	1,047,375
500M	5.625%, 6/15/2024	492,500
1,375M	Gibson Energy, Inc., 6.75%, 7/15/2021 (a)	1,412,812
1,575M	Gulfport Energy Corp., 7.75%, 11/1/2020	1,641,938
2,675M	Hilcorp Energy I, 5.75%, 10/1/2025 (a)	2,675,000
2,600M	Laredo Petroleum, Inc., 5.625%, 1/15/2022	2,535,000
	Marathon Oil Corp.:
125M	2.7%, 6/1/2020	122,622
1,300M	2.8%, 11/1/2022	1,205,668
1,400M	Matador Resources Co., 6.875%, 4/15/2023	1,456,000
	MPLX, LP:
800M	4.5%, 7/15/2023 (a)	816,687
1,500M	4.875%, 12/1/2024	1,554,027
1,113M	4.875%, 6/1/2025	1,152,022
400M	Murphy Oil Corp., 6.875%, 8/15/2024	413,977
1,675M	Newfield Exploration Co., 5.375%, 1/1/2026	1,687,563
	NuStar Logistics, LP:
325M	4.8%, 9/1/2020	327,438
1,375M	6.75%, 2/1/2021	1,488,438
1,750M	Oasis Petroleum, Inc., 6.5%, 11/1/2021	1,680,000
575M	PDC Energy, Inc., 6.125%, 9/15/2024 (a)	596,563
425M	Parsley Energy, LLC, 6.25%, 6/1/2024 (a)	440,938
1,775M	QEP Resources, Inc., 6.875%, 3/1/2021	1,859,313
1,451M	Range Resources Corp., 5%, 8/15/2022 (a)	1,451,000
1,650M	Rice Energy, Inc., 6.25%, 5/1/2022	1,711,875
	Sabine Pass Liquefaction, LLC:
2,825M	6.25%, 3/15/2022	3,100,438
1,375M	5.625%, 4/15/2023	1,474,688
2,625M	5.75%, 5/15/2024	2,838,281
1,225M	5.625%, 3/1/2025	1,321,469
900M	5.875%, 6/30/2026 (a)	981,563

47

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2016

Principal
Amount	Security	Value
	Energy (continued)
	Southwestern Energy Co.:
$ 775M	5.8%, 1/23/2020	$ 776,938
2,625M	6.7%, 1/23/2025	2,638,125
1,600M	Sunoco, LP, 6.25%, 4/15/2021 (a)	1,652,000
	Targa Resources Partners, LP:
225M	5%, 1/15/2018	233,438
900M	5.25%, 5/1/2023	915,750
1,650M	4.25%, 11/15/2023	1,602,563
1,150M	5.125%, 2/1/2025 (a)(b)	1,154,313
1,150M	5.375%, 2/1/2027 (a)(b)	1,160,063
	Tesoro Logistics, LP:
675M	6.25%, 10/15/2022	723,938
825M	6.375%, 5/1/2024	888,938
1,550M	Unit Corp., 6.625%, 5/15/2021	1,315,562
		76,569,290
	Financials—3.0%
1,675M	Albertson Companies, LLC, 5.75%, 3/15/2025 (a)	1,675,000
	Ally Financial, Inc.:
1,300M	8%, 12/31/2018	1,436,500
4,900M	8%, 3/15/2020	5,610,500
2,625M	8%, 11/1/2031	3,248,437
1,200M	Argos Merger Sub, Inc., 7.125%, 3/15/2023 (a)	1,260,000
1,200M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	1,260,000
3,466M	Consolidated Energy Finance SA, 6.75%, 10/15/2019 (a)	3,440,005
1,875M	CVR Partners, LP, 9.25%, 6/15/2023 (a)	1,821,094
1,000M	Dana Financing Luxembourg, 6.5%, 6/1/2026 (a)	1,050,500
		20,802,036
	Food/Beverage/Tobacco—1.2%
1,225M	Barry Callebaut Services SA, 5.5%, 6/15/2023 (a)	1,340,334
	Constellation Brands, Inc.:
525M	4.25%, 5/1/2023	558,469
900M	4.75%, 11/15/2024	978,750
200M	4.75%, 12/1/2025	217,000
1,875M	Post Holdings, Inc., 7.75%, 3/15/2024 (a)	2,109,375
400M	Smithfield Foods, Inc., 6.625%, 8/15/2022	425,000
2,587M	Sun Merger Sub, Inc., 5.875%, 8/1/2021 (a)	2,716,350
		8,345,278

48

Principal
Amount	Security	Value
	Food/Drug—.5%
$ 3,125M	Rite Aid Corp., 6.125%, 4/1/2023 (a)	$ 3,384,125
	Forest Products/Containers—3.7%
	Ardagh Packaging Finance, PLC:
2,175M	6%, 6/30/2021 (a)	2,245,687
525M	4.625%, 5/15/2023 (a)	530,250
1,775M	Ball Corp., 5.25%, 7/1/2025	1,919,219
1,850M	Berry Plastics Group, 5.125%, 7/15/2023	1,887,000
1,400M	CROWN Americas, LLC, 4.5%, 1/15/2023	1,459,500
1,100M	Graphic Packaging International, Inc., 4.875%, 11/15/2022	1,157,750
2,675M	Greif, Inc., 7.75%, 8/1/2019	3,016,062
	Mercer International, Inc.:
300M	7%, 12/1/2019	311,625
1,400M	7.75%, 12/1/2022	1,489,250
	Owens-Brockway Glass Container, Inc.:
450M	5%, 1/15/2022 (a)	478,967
625M	5.875%, 8/15/2023 (a)	673,047
1,875M	5.375%, 1/15/2025 (a)	1,957,031
450M	6.375%, 8/15/2025 (a)	496,406
	Sealed Air Corp.:
375M	6.5%, 12/1/2020 (a)	430,781
875M	4.875%, 12/1/2022 (a)	922,031
2,025M	5.25%, 4/1/2023 (a)	2,166,750
1,550M	6.875%, 7/15/2033 (a)	1,670,125
3,425M	Silgan Holdings, Inc., 5%, 4/1/2020	3,519,188
		26,330,669
	Gaming/Leisure—3.6%
1,625M	AMC Entertainment, Inc., 5.75%, 6/15/2025	1,649,375
	GLP Capital, LP,:
250M	4.375%, 4/15/2021	263,750
775M	5.375%, 4/15/2026	835,062
	International Game Technology, PLC:
900M	5.625%, 2/15/2020 (a)	959,625
900M	6.25%, 2/15/2022 (a)	958,500
1,350M	6.5%, 2/15/2025 (a)	1,461,375
3,825M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (a)	3,969,130
875M	MGM Growth Properties Operating Partnership, LP, 5.25%, 8/1/2026	910,000

49

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2016

Principal
Amount	Security	Value
	Gaming/Leisure (continued)
	NCL Corp., Ltd.:
$ 1,900M	5.25%, 11/15/2019 (a)	$ 1,928,500
1,800M	4.625%, 11/15/2020 (a)	1,809,000
1,775M	Regal Entertainment Group, 5.75%, 3/15/2022	1,837,125
3,150M	Royal Caribbean Cruises, Ltd., 5.25%, 11/15/2022	3,441,375
4,125M	Six Flags Entertainment Corp., 5.25%, 1/15/2021 (a)	4,260,094
1,000M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	940,000
		25,222,911
	Health Care—9.8%
1,225M	AMN Healthcare, Inc., 5.125%, 10/1/2024 (a)(b)	1,240,313
	Centene Corp.:
2,250M	5.625%, 2/15/2021	2,390,625
1,775M	6.125%, 2/15/2024	1,930,312
	Community Health Systems, Inc.:
256M	5.125%, 8/15/2018	258,586
1,400M	7.125%, 7/15/2020	1,308,300
	DaVita HealthCare Partners, Inc.:
1,875M	5.75%, 8/15/2022	1,971,094
1,775M	5.125%, 7/15/2024	1,813,828
	Endo Finance, LLC:
1,350M	7.25%, 1/15/2022 (a)	1,302,750
1,575M	6%, 7/15/2023 (a)	1,441,125
375M	6%, 2/1/2025 (a)	333,281
	Fresenius Medical Care U.S. Finance II, Inc.:
1,150M	5.625%, 7/31/2019 (a)	1,252,062
875M	4.125%, 10/15/2020 (a)	925,487
675M	4.75%, 10/15/2024 (a)	712,125
	HCA, Inc.:
3,025M	6.5%, 2/15/2020	3,357,750
3,300M	6.25%, 2/15/2021	3,588,750
175M	7.5%, 2/15/2022	201,250
225M	5.875%, 5/1/2023	240,187
375M	5.375%, 2/1/2025	387,656
2,400M	5.875%, 2/15/2026	2,562,000
	HealthSouth Corp.:
1,150M	5.125%, 3/15/2023	1,152,875
1,325M	5.75%, 11/1/2024	1,378,821
1,075M	5.75%, 9/15/2025	1,126,062
2,900M	IMS Health, Inc., 6%, 11/1/2020 (a)	2,945,313
2,200M	Kindred Healthcare, Inc., 8.75%, 1/15/2023	2,208,250

50

Principal
Amount	Security	Value
	Health Care (continued)
	LifePoint Health, Inc.:
$ 2,300M	5.5%, 12/1/2021	$ 2,403,500
725M	5.875%, 12/1/2023	754,000
1,175M	5.375%, 5/1/2024 (a)	1,177,938
	Mallinckrodt Finance SB:
775M	4.875%, 4/15/2020 (a)	794,375
400M	5.75%, 8/1/2022 (a)	396,500
1,025M	5.5%, 4/15/2025 (a)	978,875
2,925M	Molina Healthcare, Inc., 5.375%, 11/15/2022	3,034,688
775M	MPH Acquisition Holdings, 7.125%, 6/1/2024 (a)	835,063
3,000M	NBTY, Inc., 7.625%, 5/15/2021 (a)	3,074,460
700M	RegionalCare Hospital Partners, 8.25%, 5/1/2023 (a)	724,500
2,275M	Tenet Healthcare Corp., 6%, 10/1/2020	2,411,500
675M	Universal Health Services, Inc., 7.625%, 8/15/2020	646,313
1,450M	Universal Hospital Services, Inc., 5%, 6/1/2026 (a)	1,513,438
	Valeant Pharmaceuticals International, Inc.:
5,200M	6.375%, 10/15/2020 (a)	4,901,000
1,100M	5.625%, 12/1/2021 (a)	987,250
4,600M	6.125%, 4/15/2025 (a)	3,973,250
4,225M	WellCare Health Plans, Inc., 5.75%, 11/15/2020	4,364,953
		69,000,405
	Information Technology—4.1%
1,000M	Anixter, Inc., 5.125%, 10/1/2021	1,047,500
2,892M	Belden, Inc., 5.5%, 9/1/2022 (a)	3,029,370
900M	CEB, Inc., 5.625%, 6/15/2023 (a)	888,750
2,200M	CommScope Technologies Finance, LLC, 6%, 6/15/2025 (a)	2,356,750
2,000M	Equinix, Inc., 5.875%, 1/15/2026	2,155,000
2,570M	IAC/InterActiveCorp, 4.875%, 11/30/2018	2,634,250
	Match Group, Inc.:
1,850M	6.75%, 12/15/2022	1,974,875
825M	6.375%, 6/1/2024	900,281
1,850M	Micron Technology, Inc., 7.5%, 9/15/2023 (a)	2,059,494
1,050M	Microsemi Corp., 9.125%, 4/15/2023 (a)	1,202,250
1,250M	MSCI, Inc., 5.75%, 8/15/2025 (a)	1,340,625
1,375M	Nuance Communications, Inc., 6%, 7/1/2024 (a)	1,436,875

51

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2016

Principal
Amount	Security	Value
	Information Technology (continued)
	NXP BV:
$ 875M	4.125%, 6/1/2021 (a)	$ 939,531
2,850M	3.875%, 9/1/2022 (a)	2,992,500
1,300M	Open Text Corp., 5.625%, 1/15/2023 (a)	1,332,500
2,125M	Western Digital Corp., 10.5%, 4/1/2024 (a)	2,470,313
		28,760,864
	Manufacturing—2.6%
2,300M	Amkor Technology, Inc., 6.375%, 10/1/2022	2,383,375
1,675M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	1,721,063
700M	Boise Cascade Co., 5.625%, 9/1/2024 (a)	714,000
2,775M	Brand Energy & Infrastructure Services, Inc., 8.5%, 12/1/2021 (a)	2,788,875
475M	Cloud Crane, LLC, 10.125%, 8/1/2024 (a)	494,000
2,450M	Dematic SA, 7.75%, 12/15/2020 (a)	2,566,375
200M	EDP Finance BV, 5.25%, 1/14/2021 (a)	216,878
3,075M	H&E Equipment Services, Inc., 7%, 9/1/2022	3,259,500
550M	Rexel SA, 5.25%, 6/15/2020 (a)	573,609
1,225M	Sensata Technologies U.K. Financing Co., 6.25%, 2/15/2026 (a)	1,332,188
2,050M	Zekelman Industries, Inc., 9.875%, 6/15/2023 (a)	2,167,875
		18,217,738
	Media-Broadcasting—2.7%
	Belo Corp.:
725M	7.75%, 6/1/2027	786,625
150M	7.25%, 9/15/2027	159,750
2,225M	LIN Television Corp., 5.875%, 11/15/2022	2,341,813
	Nexstar Broadcasting, Inc.:
1,700M	6.875%, 11/15/2020	1,770,125
1,525M	6.125%, 2/15/2022 (a)	1,582,188
1,350M	5.625%, 8/1/2024 (a)	1,356,750
	Sinclair Television Group, Inc.:
4,075M	5.375%, 4/1/2021	4,232,906
1,575M	5.125%, 2/15/2027 (a)	1,543,500
	Sirius XM Radio, Inc.:
4,050M	5.75%, 8/1/2021 (a)	4,241,464
625M	6%, 7/15/2024 (a)	667,969
		18,683,090

52

Principal
Amount	Security	Value
	Media-Cable TV—7.7%
	Altice Financing SA:
$ 2,525M	6.625%, 2/15/2023 (a)	$ 2,600,750
2,300M	5.375%, 7/15/2023 (a)	2,386,250
970M	8.125%, 1/15/2024 (a)	1,008,800
275M	7.625%, 2/15/2025 (a)	277,406
1,000M	5.5%, 5/15/2026 (a)	1,030,000
1,150M	7.5%, 5/15/2026 (a)	1,200,312
1,625M	Cable One, Inc., 5.75%, 6/15/2022 (a)	1,702,187
	CCO Holdings, LLC:
2,950M	5.125%, 2/15/2023	3,082,750
3,675M	5.875%, 4/1/2024 (a)	3,930,045
2,325M	5.875%, 5/1/2027 (a)	2,481,937
	Cequel Communications Holdings I, LLC,
4,525M	6.375%, 9/15/2020 (a)	4,677,719
1,700M	7.75%, 7/15/2025 (a)	1,844,500
	Clear Channel Worldwide Holdings, Inc.:
200M	7.625%, 3/15/2020 Series “A”	193,000
4,300M	7.625%, 3/15/2020 Series “B”	4,283,875
750M	6.5%, 11/15/2022 Series “A”	759,375
3,050M	CSC Holdings, LLC, 6.75%, 11/15/2021	3,233,000
	DISH DBS Corp.:
4,750M	7.875%, 9/1/2019	5,331,875
950M	5%, 3/15/2023	926,250
1,750M	5.875%, 11/15/2024	1,734,687
725M	7.75%, 7/1/2026 (a)	772,125
	Gray Television, Inc.:
3,025M	7.5%, 10/1/2020	3,141,659
1,700M	5.875%, 7/15/2026 (a)	1,717,000
1,050M	Lynx II Corp., 6.375%, 4/15/2023 (a)	1,107,750
	Midcontinent Communications & Finance Corp.:
2,250M	6.25%, 8/1/2021 (a)	2,368,125
600M	6.875%, 8/15/2023 (a)	642,000
	Numericable Group SA:
1,575M	6%, 5/15/2022 (a)	1,612,406
600M	6.25%, 5/15/2024 (a)	598,321
		54,644,104

53

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2016

Principal
Amount	Security	Value
	Media-Diversified—1.5%
$ 1,700M	Clearwater Paper Corp., 4.5%, 2/1/2023	$ 1,710,625
1,700M	Gannett Co., Inc., 5.125%, 7/15/2020	1,757,375
2,025M	LSC Communication, Inc, 8.75%, 10/15/2023 (a)	2,025,000
625M	Lamar Media Corp., 5.75%, 2/1/2026	675,781
2,775M	Tribune Co., 5.875%, 7/15/2022	2,821,828
1,290M	Trinseo SA, 6.75%, 5/1/2022 (a)	1,367,400
		10,358,009
	Metals/Mining—5.5%
	Alcoa, Inc.:
2,325M	6.15%, 8/15/2020	2,572,031
225M	5.95%, 2/1/2037	227,362
	Alcoa Nederland Holding BV:
1,775M	6.75%, 9/30/2024 (a)	1,848,219
725M	7%, 9/30/2026 (a)	751,281
	Aleris International, Inc.:
1,440M	7.875%, 11/1/2020	1,465,200
1,325M	9.5%, 4/1/2021 (a)	1,431,000
	ArcelorMittal:
1,700M	6.125%, 6/1/2018	1,810,500
1,681M	10.85%, 6/1/2019	2,042,415
2,000M	6.25%, 8/5/2020	2,185,000
525M	6.5%, 3/1/2021	586,687
1,125M	8%, 10/15/2039	1,220,625
325M	7.75%, 3/1/2041	340,437
675M	Bluescope Steel, Ltd., 6.5%, 5/15/2021 (a)	715,500
1,725M	Commercial Metals Co., 4.875%, 5/15/2023	1,720,687
1,025M	Constellium NV, 7.875%, 4/1/2021 (a)	1,096,750
	Freeport-McMoRan, Inc.:
1,850M	2.375%, 3/15/2018	1,831,500
2,450M	3.1%, 3/15/2020	2,358,125
1,400M	5.45%, 3/15/2043	1,130,500
1,875M	Glencore Funding, LLC, 3.125%, 4/29/2019 (a)	1,888,125
1,250M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	1,378,125
325M	Kaiser Aluminum Corp., 5.875%, 5/15/2024	340,437
	Novelis, Inc.:
2,750M	6.25%, 8/15/2024 (a)	2,925,313
1,675M	5.875%, 9/30/2026 (a)	1,718,969

54

Principal
Amount	Security	Value
	Metals/Mining (continued)
	Steel Dynamics, Inc.:
$ 1,325M	5.125%, 10/1/2021	$ 1,382,969
675M	6.375%, 8/15/2022	713,813
1,000M	5.5%, 10/1/2024	1,050,000
2,150M	Teck Resources, Ltd., 6%, 8/15/2040	1,994,125
		38,725,695
	Real Estate—2.6%
1,500M	Care Capital Properties, LP, 5.125%, 8/15/2026 (a)	1,502,631
1,950M	Dupont Fabros Technology, LP, 5.625%, 6/15/2023	2,057,250
	Geo Group, Inc.:
1,450M	5.875%, 1/15/2022	1,312,250
400M	5.125%, 4/1/2023	342,000
950M	5.875%, 10/15/2024	821,750
1,575M	6%, 4/15/2026	1,346,625
	Iron Mountain, Inc.:
2,925M	6%, 8/15/2023	3,137,062
2,875M	5.75%, 8/15/2024	2,968,437
	Lennar Corp.:
1,350M	4.875%, 12/15/2023	1,390,500
1,075M	4.75%, 4/1/2021	1,150,250
375M	MPT Operating Partnership, LP, 6.375%, 3/1/2024	408,750
1,100M	Realogy Group/Co-Issuer, 5.25%, 12/1/2021 (a)	1,162,902
500M	Vereit Operating Partnership, LP, 4.875%, 6/1/2026	530,000
		18,130,407
	Retail-General Merchandise—1.6%
	KFC Holding Co.:
1,075M	5%, 6/1/2024 (a)	1,126,062
1,325M	5.25%, 6/1/2026 (a)	1,404,500
	L Brands, Inc.:
1,700M	6.875%, 11/1/2035	1,861,500
3,125M	6.75%, 7/1/2036	3,376,937
850M	Landry’s, Inc., 6.75%, 10/15/2024 (a)(b)	867,000
225M	Limited Brands, Inc., 8.5%, 6/15/2019	263,813
875M	Netflix, Inc., 5.5%, 2/15/2022	946,094
1,450M	Party City Holdings, Inc., 6.125%, 8/15/2023 (a)	1,553,313
		11,399,219

55

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2016

Principal
Amount	Security	Value
	Services—2.1%
$ 1,900M	ADT Corp., 3.5%, 7/15/2022	$ 1,838,250
	AECOM:
1,975M	5.75%, 10/15/2022	2,084,237
2,025M	5.875%, 10/15/2024	2,171,812
825M	Aramark Services, Inc., 5.125%, 1/15/2024	860,062
2,125M	Ashtead Capital, Inc., 6.5%, 7/15/2022 (a)	2,244,531
1,725M	Monitronics International, Inc., 9.125%, 4/1/2020	1,630,125
1,700M	Prime Security Services Borrower, LLC, 9.25%, 5/15/2023 (a)	1,857,250
2,300M	Reliance Intermediate Holdings, LP, 6.5%, 4/1/2023 (a)	2,426,500
		15,112,767
	Telecommunications—3.2%
	CenturyLink, Inc.:
4,475M	5.8%, 3/15/2022	4,603,656
1,250M	6.75%, 12/1/2023	1,304,688
1,400M	Citizens Communications Co., 9%, 8/15/2031	1,295,000
	Frontier Communications Corp.:
525M	7.125%, 1/15/2023	492,187
3,225M	11%, 9/15/2025	3,378,187
2,623M	GCI, Inc., 6.75%, 6/1/2021	2,707,592
	Wind Acquisition Finance SA:
2,000M	4.75%, 7/15/2020 (a)	2,025,000
4,975M	7.375%, 4/23/2021 (a)	5,211,312
1,925M	Windstream Services, LLC, 7.5%, 6/1/2022	1,857,625
		22,875,247
	Transportation—.8%
	Aircastle, Ltd.:
550M	4.625%, 12/15/2018	574,750
1,537M	6.25%, 12/1/2019	1,686,857
1,375M	Fly Leasing, Ltd., 6.75%, 12/15/2020	1,421,406
1,100M	Mobile Mini, Inc., 5.875%, 7/1/2024	1,149,500
625M	XPO Logistics, Inc., 6.125%, 9/1/2023 (a)	642,188
		5,474,701

56

Principal
Amount	Security	Value
	Utilities—3.4%
	AES Corp.:
$ 525M	8%, 6/1/2020	$ 620,812
2,525M	7.375%, 7/1/2021	2,910,062
1,700M	5.5%, 3/15/2024	1,777,555
1,075M	6%, 5/15/2026	1,138,156
	Calpine Corp.:
1,100M	5.375%, 1/15/2023	1,101,375
600M	5.75%, 1/15/2025	594,750
	Dynegy, Inc.:
700M	6.75%, 11/1/2019	721,000
2,100M	7.375%, 11/1/2022	2,084,250
1,408M	FirstLight Hydro Generating, 8.812%, 10/15/2026	1,476,343
472M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	510,171
975M	InterGen NV, 7%, 6/30/2023 (a)	828,750
	NRG Energy, Inc.:
525M	6.25%, 7/15/2022	535,500
650M	7.25%, 5/15/2026 (a)	664,625
1,600M	6.625%, 1/15/2027 (a)	1,570,000
1,350M	NRG Yield, Inc., 5%, 9/15/2026 (a)	1,326,375
2,657M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	2,869,300
3,650M	Talen Energy Supply, LLC, 4.625%, 7/15/2019 (a)	3,449,250
		24,178,274
	Waste Management—.3%
2,050M	ADS Waste Holdings, Inc., 8.25%, 10/1/2020	2,155,062
	Wireless Communications—5.3%
	Hughes Satelite Systems Corp.:
625M	5.25%, 8/1/2026 (a)	618,750
950M	6.625%, 8/1/2026 (a)	919,125
	Inmarsat Finance, PLC:
775M	4.875%, 5/15/2022 (a)	740,125
1,225M	6.5%, 10/1/2024 (a)	1,231,125
1,375M	Intelsat Jackson Holdings SA, 8%, 2/15/2024 (a)	1,385,311
	Level 3 Financing, Inc.:
1,138M	6.125%, 1/15/2021	1,182,098
575M	5.125%, 5/1/2023	594,406
1,750M	MetroPCS Wireless, Inc., 6.625%, 11/15/2020	1,800,313
	Neptune Finco Corp.:
2,925M	10.125%, 1/15/2023 (a)	3,378,375
1,250M	6.625%, 10/15/2025 (a)	1,359,375
650M	10.875%, 10/15/2025 (a)	762,125

57

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2016

Principal
Amount	Security	Value
	Wireless Communications (continued)
$ 1,200M	SBA Communications Corp., 4.875%, 9/1/2024 (a)	$ 1,212,000
	Sprint Communications, Inc.:
1,450M	9%, 11/15/2018 (a)	1,605,874
1,225M	7%, 3/1/2020 (a)	1,319,937
	Sprint Nextel Corp.:
6,825M	7%, 8/15/2020	6,893,250
4,350M	6%, 11/15/2022	4,056,377
	T-Mobile USA, Inc.:
4,625M	6.25%, 4/1/2021	4,870,703
625M	6.125%, 1/15/2022	666,407
2,725M	6.625%, 4/1/2023	2,936,187
		37,531,863
Total Value of Corporate Bonds (cost $585,968,255)		607,685,077
	LOAN PARTICIPATIONS†—9.2%
	Automotive—.5%
1,491M	CS Intermediate Holdco 2, LLC, 4%, 4/4/2021	1,498,840
1,700M	Federal-Mogul Corp., 4%, 4/15/2018	1,683,709
		3,182,549
	Building Materials—.3%
2,188M	Builders FirstSource, Inc., 4.75%, 7/31/2022	2,203,233
	Energy—.3%
2,225M	Jonah Energy, LLC, 7.5%, 5/12/2021	2,008,063
	Food/Beverage/Tobacco—.0%
275M	Chobani, LLC, 5.25%, 9/29/2023 (c)	273,625
	Food/Drug—1.0%
	Albertson’s, LLC:
1,474M	4.75%, 6/22/2023	1,489,742
1,965M	4.75%, 12/21/2022	1,985,813
3,215M	Rite Aid Corp., 4.875%, 6/21/2021	3,225,047
		6,700,602
	Gaming/Leisure—.2%
1,519M	Seminole Hard Rock Entertainment, Inc., 3.5877%, 5/14/2020	1,524,671

58

Principal
Amount	Security	Value
	Health Care—.9%
	Community Health Systems, Inc.:
$ 598M	3.75%, 12/31/2019	$ 587,823
1,101M	4%, 1/27/2021	1,083,413
3,436M	ConvaTec, Inc., 4.25%, 6/15/2020	3,453,605
1,440M	ExamWorks Group, Inc., 4.75%, 7/27/2023	1,452,600
		6,577,441
	Information Technology—2.3%
3,340M	Avago Technologies Cayman, Ltd., 3.5243%, 2/1/2023	3,381,608
3,400M	Avast Software BV, 5%, 8/3/2022 (b)	3,417,000
1,995M	Dell International, LLC, 4%, 9/7/2023 (b)	2,008,895
3,400M	Dell Software, Inc., 7%, 10/8/2022 (b)	3,375,208
3,242M	Global Payments, Inc., 4.0244%, 4/22/2023	3,279,698
1,085M	Match Group, Inc., 5.5%, 11/16/2022	1,091,467
		16,553,876
	Media-Broadcasting—.1%
625M	Nexstar Broadcasting, Inc., 3%, 9/26/2023 (b)	628,906
	Media-CableTV—.5%
3,491M	CSC Holdings, LLC, 5%, 10/9/2024	3,511,614
	Media-Diversified—.5%
3,113M	Tribune Media Co., 3.75%, 12/27/2020	3,146,512
	Retail-General Merchandise—.9%
3,400M	Harbor Freight Tools USA, 4%, 8/18/2023	3,424,793
3,070M	Restaurant Brands, Inc., 3.75%, 12/10/2021	3,093,966
		6,518,759
	Services—.6%
594M	Brickman Group, Ltd., LLC, 4%, 12/18/2020	592,963
3,300M	Safway Group Holding, LLC, 5.75%, 8/4/2023	3,327,499
		3,920,462
	Telecommunications—.2%
1,650M	Telenet Group Holding, 4.25%, 5/3/2024	1,667,017

59

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2016

Principal
Amount	Security	Value
	Transportation—.1%
$ 549M	XPO Logistics, Inc., 4.25%, 11/1/2021	$ 552,482
	Utilities—.5%
2,543M	Calpine Corp., 3.59%, 5/27/2022	2,552,348
1,175M	Dayton Power & Light Co., 4%, 8/24/2022	1,191,156
		3,743,504
	Wireless Communications—.3%
1,850M	Intelsat Jackson Holdings, Ltd, 3.75%, 6/30/2019	1,761,548
Total Value of Loan Participations (cost $63,969,014)		64,474,864
	PASS-THROUGH CERTIFICATES—.6%
	Transportation
4,140M	American Airlines 13-2 B PTT, 5.6%, 1/15/2022
	(cost $4,213,173) (a)	4,336,739
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.1%
	Federal Home Loan Bank:
10,000M	0.295%, 10/21/2016	9,999,100
5,000M	0.285%, 11/8/2016	4,998,950
Total Value of Short-Term U.S. Government Agency Obligations
(cost $14,996,856)		14,998,050
Total Value of Investments (cost $669,147,298)	98.2%	691,494,730
Other Assets, Less Liabilities	1.8	12,994,355
Net Assets	100.0%	$704,489,085

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

(c)	Security valued at fair value (see Note 1A)

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2016.

Summary of Abbreviations:
	PTT	Pass-Through Trust

60

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$607,685,077	$—	$607,685,077
Loan Participations	—	64,474,864	—	64,474,864
Pass-Through Certificates	—	4,336,739	—	4,336,739
Short-Term U.S. Government
Agency Obligations	—	14,998,050	—	14,998,050
Total Investments in Securities*	$—	$691,494,730	$—	$691,494,730

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

61

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2016

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2016, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2016 fiscal year and is not necessarily representative of the Fund as of the end of its 2016 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody’s	Bonds Rated by Moody’s
Aaa	0.65%	0.00%
Baa1	0.00	0.00
Baa2	0.20	0.00
Baa3	1.87	0.00
Ba1	8.31	0.00
Ba2	15.22	0.00
Ba3	19.00	0.00
BBB–	0.00	0.71
BB+	0.00	0.13
BB	0.00	0.39
BB–	0.00	0.45
B+	0.00	0.58
B	0.00	0.65
B-	0.00	0.01
B1	20.54	0.00
B2	11.18	0.00
B3	16.55	0.00
Caa1	5.05	0.00
Caa2	0.64	0.00
Caa	0.73	0.00
P–1	0.06	0.00

62	See notes to financial statements

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 2.16% for Class A shares, 1.38% for Class B shares, 2.50% for Advisor Class shares, 2.62% for Institutional Class shares, including dividends of 21.2 cents per share on Class A shares, 11.8 cents per share on Class B shares, 23.8 cents per share on Advisor Class shares and 26.1 cents per share on Institutional Class shares.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

63

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

The Bond Market

All major fixed income markets were positive for the past 12 months ending September 30th. The U.S. bond market (measured by the BofA Merrill Lynch U.S. Broad Market Index) gained 5.26%.

Treasuries (measured by the BofA ML US Treasury Index) returned 4.33% during the review period. They did especially well during the first half of 2016 when they were boosted by declining interest rates and aggressive ECB easing. Longer-dated bonds sig-nificantly outperformed with 15+ year Treasuries gaining as much as 13.34% during the review period.

The Treasury yield curve flattened with short-term yields rising and long-term yields declining. The 2-year Treasury yield, which is very sensitive to changes in Fed policy, rose 13 basis points from 0.63% as of 9/30/2015 to 0.76% as of 9/30/2016. The benchmark 10-year Treasury yield fell 44 basis points from 2.04% to 1.60%. The route of Treasury yields was very much influenced by the market’s expectations of actions and comments from central banks. Treasury yields reached their highest level of the review period during the end of 2015, when the market was pricing in the possibility that the Fed might raise interest rates four times in 2016. On the other hand, yields bottomed early in July on speculations that soft global growth would encourage major central banks to support economies with stimulus efforts, including continued low interest rates. The 2-year yield fell to 0.55% while the 10-year yield fell to a new all-time record low of 1.36%. There is an inverse relationship between bond prices and yield changes.

Municipal bonds (measured by the BofA ML Municipal Master Index) returned 5.58%, with the majority of this return happening during the first nine months of the review period. Despite elevated issuance, strong demand from investors looking for yield was a major factor in municipal bond market performance.

Investment grade corporate bonds (measured by the BofA ML Corporate Master Index) posted a strong return of 8.50% for the review period, with the majority of this return occurring between January and August. Low global interest rates and uncertainty caused by the Brexit vote helped this sector perform well as many fixed income investors looked to U.S. markets as a safe haven. In addition, investment grade corporate bonds benefited from the ECB’s corporate bond-buying program, as demand increased for this asset class.

The high yield bond market (measured by the BofA ML HY Cash Pay Constrained Index) showed strong overall performance of 12.80%. Demand for high yield bonds benefited from investors searching for income. This sector also benefited from a rebound in oil prices. The lowest rated high yield bonds (CCC-rated) were the best performers, gaining 18.05%. However, they also experienced the widest swings; they struggled much more during risk-off periods, while significantly outperforming during risk-on periods.

64

International fixed income posted strong overall returns, supported by falling yields. Non-U.S. sovereign bonds (measured by Citigroup World Government Bond ex-U.S. Index) were up 12.61%. Emerging markets (measured by the BofA ML Global Emerging Markets Sovereign Index) outperformed with a return of 17.50%. At the end of the review period there was about $9.3 trillion negative-yielding government debt instruments in the world, all of them outside the United States. This represents 37% of the Bloomberg Global Developed Sovereign Bond Index and 51% of the all non-U.S. sovereign bonds in the Index.

The Fund

The broad mortgage-backed securities (“MBS”) market returned 3.66%. The agency MBS sector underperformed Treasury securities during the period under review, as lower interest rates resulted in more borrowers being able to refinance their mortgages thus increasing prepayment risk within the sector.

Within the MBS market, 30-year Ginnie Mae (“GNMA”) mortgages returned 3.5% and 30-year Fannie Mae mortgages returned 3.75%, thus outperforming their GNMA counterparts as GNMA securities experienced faster prepayment speeds during the period under review. Lower-coupon agency MBS outperformed higher coupon agency MBS as investors favored lower-coupon agency MBS over higher coupons, as lower coupons offered investors higher yields because they are less susceptible to prepayment risk during periods of declining interest rates.

The Fund underperformed its benchmark, the Citigroup Government and Mortgage Index, during the period under review. Three main factors contributed to the Fund’s underperformance. First, the Fund was underweight in Treasury securities and had less exposure to Treasury maturities 10 years and longer. Second, the Fund was underweight with the 30-year lower coupon agency MBS and overweight with the 30-year higher coupon agency MBS, especially GNMA securities. Lastly, the Fund’s shorter effective duration had a negative impact on performance as interest rates decreased during the period under review.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

65

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.06%
Actual		$1,000.00	$1,011.44	$5.33
Hypothetical**		$1,000.00	$1,019.70	$5.35
Class B Shares	1.88%
Actual		$1,000.00	$1,007.18	$9.43
Hypothetical**		$1,000.00	$1,015.60	$9.47
Advisor Class Shares	0.76%
Actual		$1,000.00	$1,012.73	$3.82
Hypothetical**		$1,000.00	$1,021.20	$3.84
Institutional Class Shares	0.64%
Actual		$1,000.00	$1,013.77	$3.22
Hypothetical**		$1,000.00	$1,021.80	$3.23

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total value of investments.

66

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares) and the Citigroup U.S. Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/06 with a theoretical investment in the Citigroup U.S. Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the

67

Cumulative Performance Information (unaudited) (continued)
GOVERNMENT FUND

mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.81)%, (0.07)% and 2.81%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 0.61%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.73)%, (0.04)% and 2.76%, respectively, and t he S.E.C. 30-Day Yield for September 2016 would have been (0.19)%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 2.39% and 1.17%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 0.97%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 2.51% and 1.45%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 1.15%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-Day Yield shown is for September 2016.

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 2.47%.

68

Portfolio of Investments
GOVERNMENT FUND
September 30, 2016

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—56.2%
	Fannie Mae—39.5%
$45,275M	3%, 12/1/2028 – 10/13/2046 (a)	$ 47,313,277
36,411M	3.5%, 4/1/2033 – 4/1/2046 (a)	38,622,704
30,207M	4%, 8/1/2026 – 11/1/2045	32,572,385
7,027M	4.5%, 11/1/2040 – 1/1/2042	7,778,603
2,467M	5%, 8/1/2039 – 11/1/2039	2,751,992
2,216M	5.5%, 7/1/2033 – 10/1/2039	2,555,219
		131,594,180
	Freddie Mac—2.9%
404M	3%, 6/1/2021	424,516
7,060M	3.5%, 9/1/2032 – 2/1/2046	7,500,293
1,365M	5%, 8/1/2039	1,551,765
		9,476,574
	Government National Mortgage Association I
	Program—13.8%
1,644M	4%, 11/15/2025 – 6/15/2042	1,790,614
8,628M	4.5%, 9/15/2033 – 6/15/2040	9,651,120
9,867M	5%, 6/15/2033 – 4/15/2040	11,205,197
9,274M	5.5%, 3/15/2033 – 10/15/2039	10,690,036
9,492M	6%, 2/15/2032 – 4/15/2040	11,121,417
1,478M	7%, 6/15/2023 – 4/15/2034	1,612,159
		46,070,543
Total Value of Residential Mortgage-Backed Securities (cost $181,284,889)		187,141,297
	U.S. GOVERNMENT OBLIGATIONS—22.1%
	U.S. Treasury Notes:
5,000M	1.125%, 8/31/2021	4,995,510
13,230M	1.375%, 10/31/2020	13,386,326
5,100M	1.5%, 3/31/2023	5,137,153
21,400M	1.625%, 2/15/2026	21,441,388
12,310M	1.875%, 8/31/2022	12,704,782
4,510M	2%, 2/15/2025	4,671,196
10,980M	2.5%, 5/15/2046	11,364,728
Total Value of U.S. Government Obligations (cost $72,613,389)		73,701,083

69

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2016

Principal
Amount	Security	Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—9.3%
	Fannie Mae—6.4%
$ 2,797M	2.27%, 1/1/2023	$ 2,886,298
4,800M	2.4994%, 9/25/2026	4,888,752
1,300M	2.96%, 11/1/2018	1,343,251
4,431M	2.996%, 11/1/2022	4,712,116
2,836M	3.76%, 4/1/2018	2,912,745
4,500M	3.84%, 5/1/2018	4,637,182
		21,380,344
	Federal Home Loan Mortgage Corporation—2.9%
	Multi-Family Structured Pass-Through:
4,330M	2.849%, 3/25/2026	4,546,600
4,700M	3.08%, 1/25/2031	5,077,325
		9,623,925
Total Value of Commercial Mortgage-Backed Securities (cost $31,151,539)		31,004,269
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—6.9%
	Fannie Mae:
6,600M	1.125%, 7/20/2018	6,634,267
1,700M	1.375%, 2/26/2021	1,712,305
4,300M	1.875%, 9/18/2018	4,388,584
4,750M	1.875%, 9/24/2026	4,732,601
5,000M	Freddie Mac, 3.75%, 3/27/2019	5,346,305
Total Value of U.S. Government Agency Obligations (cost $22,805,024)		22,814,062
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—4.4%
	Fannie Mae:
5,288M	3%, 2/25/2024	5,487,389
6,177M	4%, 2/25/2025	6,724,174
2,225M	Freddie Mac, 3%, 8/15/2039	2,278,109
Total Value of Collateralized Mortgage Obligations (cost $14,517,825)		14,489,672

70

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—3.0%
	Federal Home Loan Bank:
$ 5,000M	0.295%, 10/21/2016		$ 4,999,550
5,000M	0.285%, 11/8/2016		4,998,950
Total Value of Short-Term U.S. Government Agency Obligations
(cost $9,997,676)			9,998,500
Total Value of Investments (cost $332,370,342)		101.9%	339,148,883
Excess of Liabilities Over Other Assets		(1.9)	(6,221,626)
Net Assets		100.0%	$332,927,257

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

71

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2016

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$187,141,297	$—	$187,141,297
U.S. Government Obligations	—	73,701,083	—	73,701,083
U.S. Government Agency
Obligations	—	31,004,269	—	31,004,269
Commercial Mortgage-Backed
Securities	—	22,814,062	—	22,814,062
Collateralized Mortgage
Obligations	—	14,489,672	—	14,489,672
Short-Term U.S. Government
Agency Obligations	—	9,998,500	—	9,998,500
Total Investments in Securities	$—	$339,148,883	$—	$339,148,883

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

72	See notes to financial statements

Portfolio Managers’ Letter
INTERNATIONAL OPPORTUNITIES BOND FUND

Dear Investor:

This is the annual report for the First Investors International Opportunities Bond Fund for the year ended September 30, 2016. During the period the Fund’s return on a net asset value basis was 8.30% for Class A shares, 8.70% for Advisor Class shares and 8.85% for Institutional Class shares, including dividends of 12.6 cents per share on Class A shares, 13.1 cents per share for Advisor Class shares and 13.6 cents per share for Institutional Class shares.

The Fund faced many headwinds to performance during the fourth quarter of 2015 and heading into 2016; several of these factors stemmed from questions surrounding China’s economic viability. The perfect storm of deteriorating economic conditions materialized in China—the precipitous drop in Chinese equities, overheated real estate and credit markets, ineffective fiscal policy, and a slowdown in the Industrials sector. These domestic issues had far-reaching consequences that reverberated throughout global capital markets. We had expected the global economy to reflate in 2015 and instead, the combination of a strong dollar and weak Chinese growth created a global disinflationary environment at a time when many developed market central banks already could not reach their respective inflation targets. Commodity prices fell sharply alongside the drop in Chinese demand for raw materials. Investors responded to this environment by piling into “safe-haven” assets and shedding risk assets such as equities and emerging markets. The effects of the risk-off environment were the most significant headwinds to performance. Currency positions were the greatest detractors to performance during the period.

The Fund’s lack of exposure to the Japanese yen and Japanese Government Bonds (“JGBs”) were the largest detractors to relative performance. The Fund did not own these Japanese assets because we believed them to be overvalued on a relative basis—a conviction we still hold. Despite a volatile January, the first two quarters of 2016 were relatively placid from a volatility perspective. However, June 23, 2016, became a watershed moment as the U.K. populace voted to exit the European Union, colloquially known as “Brexit.” Our position in British pound sterling was a detractor for the period as the referendum sent the currency to multi-decade lows; however, we believe the weaker currency will aid the U.K.’s terms of trade. Therefore, we added to our sterling position following the vote. The referendum results also sent high-quality sovereign yields to new lows—with longer-term German Bund and JGB yields falling into negative territory. Although the initial shock of Brexit wore off and risk assets recovered, we still could not justify the irrationality of negative-yielding bonds, or the notion of “overpaying for safety.” The lack of exposure to ultra-high quality European bonds detracted from performance. As a fixed income manager, we are interested in inflation-adjusted yields and getting paid an attractive coupon, so our focus has been and continues to

73

Portfolio Managers’ Letter (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND

be select emerging market countries that offer a mix of attractive bonds and currency valuations. Brazil and Indonesia illustrate these types of opportunities, as we own the bonds and currencies for both of these countries. These positions were also two of the largest contributors to relative performance for the period. Although Australia is a developed market country, its bonds and currency are both attractively valued and offer better real yields compared to peers. Australia also exhibited signs of sustainable economic growth, backed by sound fiscal and monetary policymaking. Our position in the Australian dollar and sovereign bonds was also a leading contributor to performance.

We also saw signs of improving economic conditions in Mexico, such as the liberalization of its state-controlled oil industry, stabilizing crude oil prices, and the correlation with U.S. economic growth. Despite these positive factors, the Mexican economy’s failure to launch remained an outlier to our emerging market growth thesis. While Mexican Bonos generated positive performance for the Fund, unhedged exposure to the Mexican peso was a significant detractor to performance. We believe the peso’s use as a proxy for short sellers and emerging markets is partly responsible for the currency’s volatility. The rise in protectionism, the future of multilateral trade agreements, and a general slowdown in global trade have also had deleterious effects on the peso.

Looking ahead, much of our thesis heading into 2017 remains the same: we believe the U.S. dollar will fall, commodity prices will rise, emerging market currencies will then rise, emerging market rates will fall, and we will end a vicious cycle and begin a virtuous cycle of lower rates and better growth in the emerging market space. This strategy has worked well and has tested our mettle with the recent extreme rise in political uncertainty. We took advantage of this uncertainty to fade bonds in the developed world, leaving the Fund with few investments in core Europe and none in Japan. Our strategy has shifted around the theme of “something is stirring” in the global economy. If this theme plays out, as we expect it will, our current positioning should do much better than the benchmark.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

74

Fund Expenses (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.41%
Actual		$1,000.00	$1,015.44	$7.10
Hypothetical**		$1,000.00	$1,017.95	$7.11
Advisor Class Shares	1.10%
Actual		$1,000.00	$1,017.60	$5.55
Hypothetical**		$1,000.00	$1,019.50	$5.55
Institutional Class Shares	0.96%
Actual		$1,000.00	$1,018.64	$4.84
Hypothetical**		$1,000.00	$1,020.20	$4.85

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total value of investments.

75

Cumulative Performance Information (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

Comparison of change in value of $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) and the Citigroup World Government Bond ex-U.S. Index (Unhedged).

The graph compares a $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) beginning 8/20/12 (commencement of operations) with a theoretical investment in the Citigroup World Government Bond ex-U.S. Index (Unhedged) (the “Index”). The Index encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

76

Advisor Class shares and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/15) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 2.00% and (3.20)%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (0.45)%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares are for the period beginning 8/17/12 (commencement of operations). The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

***The S.E.C. 30-Day Yield shown is for September 2016.

† The Index return is since the inception of Class A shares. The Index return since inception of the Advisor Class and Institutional Class shares is 1.17%.

77

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2016

Principal
Amount		Security	Value
		SOVEREIGN BONDS—63.7%
		Mexico—12.7%
		United Mexican States:
1,130M	MXN	7.75%, 11/13/2042	$ 6,745,668
692M	MXN	8.5%, 5/31/2029	4,272,204
760M	MXN	8.5%, 11/18/2038	4,843,183
			15,861,055
		United Kingdom—9.0%
8,485M	GBP	United Kingdom Gilt, 1.25%, 7/22/2018	11,224,105
		Australia—8.6%
3,765M	AUD	New South Wales Treasury Corp., 5%, 8/20/2024	3,502,601
		Queensland Treasury Corp.:
3,320M	AUD	3.25%, 7/21/2026	2,729,032
3,020M	AUD	4.75%, 7/21/2025	2,760,302
1,905M	AUD	6%, 7/21/2022	1,774,495
			10,766,430
		Malaysia—5.6%
		Federation of Malaysia:
14,190M	MYR	3.48%, 3/15/2023	3,432,131
1,750M	MYR	3.62%, 11/30/2021	430,531
7,020M	MYR	3.659%, 10/15/2020	1,725,289
5,725M	MYR	4.048%, 9/30/2021	1,433,642
			7,021,593
		South Africa—5.0%
		Republic of South Africa:
42,530M	ZAR	6.5%, 2/28/2041	2,267,347
14,655M	ZAR	6.75%, 3/31/2021	1,016,901
43,490M	ZAR	8.75%, 2/28/2048	2,962,454
			6,246,702
		Brazil—4.3%
		Nota Do Tesouro Nacional:
8M	BRL	10%, 1/1/2025	2,196,821
11M	BRL	10%, 1/1/2027	3,116,193
			5,313,014

78

Principal
Amount		Security	Value
		Portugal—3.9%
		Obrigacoes Do Tesouro:
2,750M	EUR	4.10%, 4/15/2037	$ 3,111,690
1,355M	EUR	4.95%, 10/25/2023	1,727,443
			4,839,133
		Indonesia—3.6%
		Republic of Indonesia:
52,000,000M	IDR	8.375%, 3/15/2034	4,354,915
1,900,000M	IDR	9%, 3/15/2029	166,474
			4,521,389
		Poland—3.2%
		Republic of Poland:
4,680M	PLN	3.25%, 7/25/2025	1,263,350
9,720M	PLN	4%, 10/25/2023	2,761,655
			4,025,005
		New Zealand—3.1%
4,375M	NZD	New Zealand Government Bonds, 5.5%, 4/15/2023	3,858,502
		Hungary—3.0%
830,000M	HUF	Hungary Government Bond, 6%, 11/24/2023	3,760,050
		Spain—1.7%
1,090M	EUR	Bonos Y Obligaciones Del Estado, 5.15%, 10/31/2044	2,078,827
Total Value of Sovereign Bonds (cost $88,405,485)			79,515,805
		U.S. GOVERNMENT OBLIGATIONS—17.9%
		United States
		U.S. Treasury Note:
$ 20,640M	USD	0.4242%, 7/31/2018 (a)	20,642,951
1,580M	USD	0.4402%, 4/30/2018 (a)	1,581,694
Total Value of U.S. Government Obligations (cost $22,219,117)			22,224,645
		CORPORATE BONDS—9.2%
		United States—6.3%
		Apple, Inc.:
930M	USD	4.5%, 2/23/2036	1,064,047
2,140M	USD	4.65%, 2/23/2046	2,475,621
220M	USD	Berkshire Hathaway, Inc., 3.125%, 3/15/2026	231,511

79

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2016

Principal
Amount		Security	Value
		United States (continued)
$ 1,505M	USD	Hewlett Packard Enterprise Co., 6.35%, 10/15/2045 (b)	$ 1,558,264
735M	USD	JP Morgan Chase Bank NA, 1.3133%, 9/21/2018 (a)	735,756
1,760M	USD	Wells Fargo & Co., 1.740%, 7/26/2021 (a)	1,766,792
			7,831,991
		Australia—1.8%
		Macquarie Group, Ltd.:
1,160M	USD	1.7591%, 1/31/2017 (a)(b)	1,162,103
1,030M	USD	1.3635%, 10/27/2017 (a)(b)	1,030,107
			2,192,210
		Netherlands—.4%
420M	USD	Shell International Finance BV, 4.55%, 8/12/2043	464,378
		New Zealand—.4%
470M	USD	ANZ New Zealand International, Ltd. of London,
		1.2535%, 4/27/2017 (a)(b)	470,428
		United Kingdom—.3%
380M	USD	BP Capital Markets, PLC, 3.506%, 3/17/2025	403,234
Total Value of Corporate Bonds (cost $10,809,321)			11,362,241
		GOVERNMENT REGIONAL AGENCY—1.6%
		South Korea—.8%
1,010M	USD	Export-Import Bank of Korea, 1.4433%, 8/14/2017 (a)(b)	1,009,030
		Netherlands—.8%
974M	USD	Bank Nederlandse Gemeenteen, 0.7434%, 7/14/2017 (a)(b)	974,296
Total Value of Government Regional Agency (cost $1,983,433)			1,983,326
		SUPRANATIONAL—1.3%
		Venezuela—.9%
1,075M	USD	Corp. Andina De Fomento, 2%, 5/10/2019	1,085,928
		Luxembourg—.4%
515M	USD	European Investment Bank, 1.125%, 9/15/2017	516,277
Total Value of Supranational (cost $1,589,472)			1,602,205

80

Principal
Amount		Security		Value
		GOVERNMENT GUARANTEED
		PROGRAM—1.1%
		France
$ 1,400M	USD	Dexia Credit Local SA NY, 1.036%, 6/5/2018
		(cost $1,400,000) (a)(b)		$ 1,394,261
Total Value of Investments (cost $126,406,828)			94.8%	118,082,483
Other Assets, Less Liabilities			5.2	6,411,607
Net Assets			100.0%	$124,494,090

(a)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2016.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

Summary of Abbreviations:
	AUD	Australian Dollar
	BRL	Brazillian Real
	CLP	Colombian Peso
	EUR	Euro
	GBP	British Pound
	HUF	Hungarian Forint
	IDR	Indonesian Rupiah
	INR	Indian Rupee
	MXN	Mexican Peso
	MYR	Malaysian Ringgit
	NOK	Norwegian Krone
	NZD	New Zealand Dollar
	PLN	Polish Zloty
	SEK	Swedish Krona
	USD	United States Dollar
	ZAR	South African Rand

81

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2016

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Sovereign Bonds
Mexico	$—	$15,861,055	$—	$15,861,055
United Kingdom	—	11,224,105	—	11,224,105
Australia	—	10,766,430	—	10,766,430
Malaysia	—	7,021,593	—	7,021,593
South Africa	—	6,246,702	—	6,246,702
Brazil	—	5,313,014	—	5,313,014
Portugal	—	4,839,133	—	4,839,133
Indonesia	—	4,521,389	—	4,521,389
Poland	—	4,025,005	—	4,025,005
New Zealand	—	3,858,502	—	3,858,502
Hungary	—	3,760,050	—	3,760,050
Spain	—	2,078,827	—	2,078,827
U.S. Government Obligations
United States	—	22,224,645	—	22,224,645

82

	Level 1	Level 2	Level 3	Total
Corporate Bonds
United States	$—	$7,831,991	$—	$7,831,991
Australia	—	2,192,210	—	2,192,210
Netherlands	—	464,378	—	464,378
New Zealand	—	470,428	—	470,428
United Kingdom	—	403,234	—	403,234
Government Regional Agency
South Korea	—	1,009,030	—	1,009,030
Netherlands	—	974,296	—	974,296
Supranational
Venezuela	—	1,085,928	—	1,085,928
Luxembourg	—	516,277	—	516,277
Government Guaranteed Program
France	—	1,394,261	—	1,394,261
Total Investments in Securities	$—	$118,082,483	$—	$118,082,483
Other Financial Instruments*	$—	$434,845	$—	$434,845

*	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized appreciation on the instrument.

During the year ended September 30, 2016, there were no transfers between Level 1 investments and
Level 2 investments that had a material impact to the Fund. This does not include transfers between
Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	83

Portfolio Manager’s Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 6.55% for Class A shares, 5.61% for Class B shares, 6.78% for Advisor shares and 6.97% for Institutional shares, including dividends of 35.9 cents per share on Class A shares, 26.8 cents per share on Class B shares, 37.1 cents per share on Advisor shares and 39.8 cents per share on Institutional shares.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

84

The Bond Market

All major fixed income markets were positive for the past 12 months ending September 30th. The U.S. bond market (measured by the BofA Merrill Lynch U.S. Broad Market Index) gained 5.26%.

Treasuries (measured by the BofA ML US Treasury Index) returned 4.33% during the review period. They did especially well during the first half of 2016 when they were boosted by declining interest rates and aggressive ECB easing. Longer-dated bonds significantly outperformed with 15+ year Treasuries gaining as much as 13.34% during the review period.

The Treasury yield curve flattened with short-term yields rising and long-term yields declining. The 2-year Treasury yield, which is very sensitive to changes in Fed policy, rose 13 basis points from 0.63% as of 9/30/2015 to 0.76% as of 9/30/2016. The benchmark 10-year Treasury yield fell 44 basis points from 2.04% to 1.60%. The route of Treasury yields was very much influenced by the market’s expectations of actions and comments from central banks. Treasury yields reached their highest level of the review period during the end of 2015, when the market was pricing in the possibility that the Fed might raise interest rates four times in 2016. On the other hand, yields bottomed early in July on speculations that soft global growth would encourage major central banks to support economies with stimulus efforts, including continued low interest rates. The 2-year yield fell to 0.55% while the 10-year yield fell to a new all-time record low of 1.36%. There is an inverse relationship between bond prices and yield changes.

Municipal bonds (measured by the BofA ML Municipal Master Index) returned 5.58%, with the majority of this return happening during the first nine months of the review period. Despite elevated issuance, strong demand from investors looking for yield was a major factor in municipal bond market performance.

Investment grade corporate bonds (measured by the BofA ML Corporate Master Index) posted a strong return of 8.50% for the review period, with the majority of this return occurring between January and August. Low global interest rates and uncertainty caused by the Brexit vote helped this sector perform well as many fixed income investors looked to U.S. markets as a safe haven. In addition, investment grade corporate bonds benefited from the ECB’s corporate bond-buying program, as demand increased for this asset class.

The high yield bond market (measured by the BofA ML HY Cash Pay Constrained Index) showed strong overall performance of 12.80%. Demand for high yield bonds benefited from investors searching for income. This sector also benefited from a rebound in oil prices. The lowest rated high yield bonds (CCC-rated) were the best performers, gaining 18.05%. However, they also experienced the widest swings; they struggled much more during risk-off periods, while significantly outperforming during risk-on periods.

85

Portfolio Manager’s Letter (continued)
INVESTMENT GRADE FUND

International fixed income posted strong overall returns, supported by falling yields. Non-U.S. sovereign bonds (measured by the Citigroup World Government Bond ex-U.S. Index) were up 12.61%. Emerging markets (measured by the BofA ML Global Emerging Markets Sovereign Index) outperformed with a return of 17.50%. At the end of the review period there was about $9.3 trillion negative-yielding government debt instruments in the world, all of them outside the United States. This represents 37% of the Bloomberg Global Developed Sovereign Bond Index and 51% of the all non-U.S. sovereign bonds in the Index.

The Fund

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 6.4% of its assets invested in high yield securities and 3.4% invested in U.S. Treasuries.

The performance of the corporate bond market during the review period was predominantly a result of duration and Treasury curve movement. Of note, corporate bonds with maturities greater than 10 years significantly outperformed shorter-maturity debt (i.e., 3–5 years), reflecting the flattening of the Treasury curve as investors reached for yield.

The Fund underperformed the BofA ML Corporate Master Index during the review period. The relative underperformance was predominantly a function of the Fund’s underweight in corporate bonds with maturities greater than 10 years, which had the highest returns during the review period. The Fund benefited from its overweight in the Basic Materials sector, particularly metals and mining issuers, which had the highest returns among different industry groups.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

86

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.03%
Actual		$1,000.00	$1,039.73	$5.25
Hypothetical**		$1,000.00	$1,019.85	$5.20
Class B Shares	1.90%
Actual		$1,000.00	$1,034.90	$9.67
Hypothetical**		$1,000.00	$1,015.50	$9.57
Advisor Class Shares	0.73%
Actual		$1,000.00	$1,040.48	$3.72
Hypothetical**		$1,000.00	$1,021.35	$3.69
Institutional Class Shares	0.62%
Actual		$1,000.00	$1,040.84	$3.16
Hypothetical**		$1,000.00	$1,021.90	$3.13

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total value of investments.

87

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/06 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund

88

portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 0.30%, 3.25% and 4.22%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 1.39%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 1.50%, 3.26% and 4.15%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 0.57%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 6.67% and 3.03%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 1.73%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 6.86% and 3.27%, respectively, and the S.E.C. 30-Day Yield for September 2016 would have been 1.87%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class share are for the periods beginning 4/1/13 (commencement of operations for those classes).

*** The S.E.C. 30-day yield shown is for September 2016.

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 4.02%.

89

Portfolio of Investments
INVESTMENT GRADE FUND
September 30, 2016

Principal
Amount	Security	Value
	CORPORATE BONDS—95.2%
	Aerospace/Defense—.7%
$4,000M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	$ 4,231,920
	Agricultural Products—.6%
3,310M	Cargill, Inc., 6%, 11/27/2017 (a)	3,482,259
	Automotive—1.4%
5,000M	Johnson Controls, Inc., 5%, 3/30/2020	5,495,345
2,700M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	2,867,881
		8,363,226
	Chemicals—3.0%
4,000M	Agrium, Inc., 3.375%, 3/15/2025	4,128,472
3,200M	CF Industries, Inc., 3.45%, 6/1/2023	3,228,835
4,000M	Dow Chemical Co., 4.25%, 11/15/2020	4,346,804
5,000M	LyondellBasell Industries NV, 6%, 11/15/2021	5,856,355
		17,560,466
	Consumer Non-Durables—.7%
	Newell Brands, Inc.:
2,300M	4.7%, 8/15/2020	2,491,135
1,800M	4.2%, 4/1/2026	1,962,662
		4,453,797
	Energy—9.4%
5,000M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	5,616,005
5,000M	Continental Resources, Inc., 5%, 9/15/2022	5,000,000
3,000M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	2,992,500
5,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	5,307,105
5,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	4,991,355
4,000M	Magellan Midstream Partners, LP, 5%, 3/1/2026	4,565,524
	Marathon Oil Corp.:
2,700M	6%, 10/1/2017	2,792,580
1,800M	3.85%, 6/1/2025	1,712,455
5,000M	Nabors Industries, Inc., 6.15%, 2/15/2018	5,206,175
2,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	2,020,600
5,800M	Spectra Energy, LLC, 6.2%, 4/15/2018	6,137,102
3,800M	Suncor Energy, Inc., 6.1%, 6/1/2018	4,083,309

90

Principal
Amount	Security	Value
	Energy (continued)
	Valero Energy Corp.:
$4,000M	9.375%, 3/15/2019	$ 4,711,536
900M	3.4%, 9/15/2026	895,876
		56,032,122
	Financial Services—14.9%
4,000M	American Express Co., 7%, 3/19/2018	4,316,160
	American International Group, Inc.:
3,700M	3.75%, 7/10/2025	3,887,808
2,000M	4.7%, 7/10/2035	2,172,370
4,500M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	5,014,336
5,400M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	6,043,043
4,300M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	4,660,280
2,400M	Compass Bank, 6.4%, 10/1/2017	2,499,195
	ERAC USA Finance, LLC:
3,000M	7%, 10/15/2037 (a)	4,104,282
3,750M	4.5%, 8/16/2021 (a)	4,156,425
6,200M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	7,327,582
	General Electric Capital Corp.:
6,400M	4.65%, 10/17/2021	7,296,595
3,400M	6.75%, 3/15/2032	4,785,803
2,700M	Harley Davidson Financial Services, Inc., 2.4%, 9/15/2019 (a)	2,752,709
1,800M	Harley-Davidson Funding Corp., 6.8%, 6/15/2018 (a)	1,954,996
2,700M	Key Bank NA, 3.4%, 5/20/2026	2,765,032
4,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	4,468,928
3,000M	National City Corp., 6.875%, 5/15/2019	3,381,336
4,550M	Protective Life Corp., 7.375%, 10/15/2019	5,250,291
3,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	3,455,028
4,000M	State Street Corp., 3.55%, 8/18/2025	4,341,848
4,000M	Suntrust Banks, Inc., 6%, 9/11/2017	4,163,392
		88,797,439
	Financials—23.1%
	Bank of America Corp.:
5,925M	5%, 5/13/2021	6,630,377
3,250M	4.1%, 7/24/2023	3,518,755
4,625M	5.875%, 2/7/2042	6,051,808
	Barclays Bank, PLC:
2,000M	5.125%, 1/8/2020	2,181,662
3,800M	3.75%, 5/15/2024	3,982,073
3,200M	Capital One Financial Corp., 3.75%, 4/24/2024	3,402,925

91

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2016

Principal
Amount	Security	Value
	Financials (continued)
	Citigroup, Inc.:
$2,250M	8.5%, 5/22/2019	$ 2,626,871
6,200M	4.5%, 1/14/2022	6,855,607
5,000M	3.7%, 1/12/2026	5,287,510
	Deutsche Bank AG London:
2,700M	3.375%, 5/12/2021	2,643,929
3,000M	3.7%, 5/30/2024	2,877,504
4,000M	General Motors Financial Co., 5.25%, 3/1/2026	4,401,200
	Goldman Sachs Group, Inc.:
2,000M	5.375%, 3/15/2020	2,216,432
1,800M	2.35%, 11/15/2021	1,797,975
5,900M	5.75%, 1/24/2022	6,861,045
3,000M	3.625%, 1/22/2023	3,174,105
4,550M	6.125%, 2/15/2033	5,749,225
	JPMorgan Chase & Co.:
6,200M	6%, 1/15/2018	6,551,614
5,000M	4.5%, 1/24/2022	5,540,505
3,000M	6.4%, 5/15/2038	4,142,244
	Morgan Stanley:
4,050M	5.95%, 12/28/2017	4,265,703
5,500M	6.625%, 4/1/2018	5,895,247
6,000M	5.5%, 7/28/2021	6,850,494
4,000M	UBS AG, 4.875%, 8/4/2020	4,453,344
	U.S. Bancorp:
4,000M	3.6%, 9/11/2024	4,291,404
2,700M	3.1%, 4/27/2026	2,792,510
5,000M	Visa, Inc., 3.15%, 12/14/2025	5,287,840
2,350M	Wells Fargo Bank NA, 5.85%, 2/1/2037	2,950,705
	Wells Fargo & Co.:
2,900M	4.60%, 4/1/2021	3,203,676
8,600M	3.45%, 2/13/2023	8,875,785
2,000M	4.4%, 6/14/2046	2,041,180
		137,401,254
	Food/Beverage/Tobacco—5.0%
	Anheuser-Busch InBev Finance:
4,000M	3.65%, 2/1/2026	4,304,336
3,000M	4.9%, 2/1/2046	3,584,130
5,225M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	6,129,954

92

Principal
Amount	Security	Value
	Food/Beverage/Tobacco (continued)
$4,200M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	$ 4,556,252
6,000M	Ingredion, Inc, 4.625%, 11/1/2020	6,570,732
4,000M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	4,333,760
		29,479,164
	Food/Drug—1.0%
4,000M	CVS Health Corp., 3.875%, 7/20/2025	4,362,440
1,800M	Kroger Co., 2.65%, 10/15/2026 (b)	1,790,471
		6,152,911
	Forest Products/Containers—.5%
2,500M	Rock-Tenn Co., 4.9%, 3/1/2022	2,812,545
	Healthcare—2.8%
3,100M	Biogen, Inc., 6.875%, 3/1/2018	3,338,188
4,050M	Express Scripts Holding Co., 4.75%, 11/15/2021	4,542,160
4,000M	Gilead Sciences, Inc., 3.65%, 3/1/2026	4,310,340
4,000M	Laboratory Corp. of America, 3.75%, 8/23/2022	4,269,632
		16,460,320
	Information Technology—2.1%
2,500M	Apple, Inc., 2.5%, 2/9/2025	2,533,355
4,000M	Diamond 1 Finance Corp., 3.48%, 6/1/2019 (a)	4,116,484
4,000M	Hewlett Packard Enterprise Co., 2.85%, 10/5/2018 (a)	4,077,512
1,800M	Pitney Bowes, Inc., 5.75%, 9/15/2017	1,868,242
		12,595,593
	Manufacturing—2.5%
5,000M	CRH America, Inc., 8.125%, 7/15/2018	5,533,390
4,000M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	4,399,120
4,550M	Tyco Electronics Group SA, 6.55%, 10/1/2017	4,781,732
		14,714,242
	Media-Broadcasting—1.9%
1,800M	ABC, Inc., 8.75%, 8/15/2021	2,325,960
3,950M	British Sky Broadcasting, PLC, 9.5%, 11/15/2018 (a)	4,578,287
4,000M	Comcast Corp., 4.25%, 1/15/2033	4,450,688
		11,354,935

93

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2016

Principal
Amount	Security	Value
	Media-Diversified—1.6%
$5,000M	S&P Global, Inc., 5.9%, 11/15/2017	$ 5,219,940
4,000M	Time Warner, Inc., 3.6%, 7/15/2025	4,262,652
		9,482,592
	Metals/Mining—4.0%
5,000M	Alcoa, Inc., 6.15%, 8/15/2020	5,531,250
4,000M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	4,235,216
4,200M	Newmont Mining Corp., 5.125%, 10/1/2019	4,587,047
5,000M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	5,413,190
4,000M	Vale Overseas, Ltd., 5.625%, 9/15/2019	4,235,000
		24,001,703
	Real Estate—6.7%
3,500M	AvalonBay Communities, Inc., 3.5%, 11/15/2024	3,671,437
4,000M	Boston Properties, LP, 5.875%, 10/15/2019	4,444,264
	Digital Realty Trust, LP:
2,700M	5.25%, 3/15/2021	3,021,848
2,700M	4.75%, 10/1/2025	2,934,946
4,000M	ERP Operating, LP, 3.375%, 6/1/2025	4,182,820
2,200M	HCP, Inc., 4.25%, 11/15/2023	2,313,364
	Prologis, LP:
2,000M	3.35%, 2/1/2021	2,116,558
1,125M	3.75%, 11/1/2025	1,212,627
4,213M	Realty Income Corp., 3.25%, 10/15/2022	4,361,100
3,000M	Simon Property Group, LP, 3.375%, 10/1/2024	3,189,228
4,000M	Ventas Realty, LP, 4.75%, 6/1/2021	4,445,456
4,000M	Welltower, Inc., 4%, 6/1/2025	4,249,088
		40,142,736
	Retail-General Merchandise—1.3%
4,000M	Amazon.com, Inc., 4.8%, 12/5/2034	4,714,212
2,000M	Home Depot, Inc., 5.875%, 12/16/2036	2,748,562
		7,462,774

94

Principal
Amount	Security	Value
	Telecommunications—2.0%
$4,000M	AT&T, Inc., 3.8%, 3/15/2022	$ 4,289,640
	Verizon Communications, Inc.:
2,800M	5.15%, 9/15/2023	3,266,645
4,100M	4.862%, 8/21/2046	4,611,233
		12,167,518
	Transportation—2.9%
4,000M	Burlington North Santa Fe, 5.15%, 9/1/2043	4,986,160
4,125M	GATX Corp., 4.75%, 6/15/2022	4,604,259
3,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	3,351,936
4,000M	Southwest Airlines Co., 2.65%, 11/5/2020	4,108,912
		17,051,267
	Utilities—7.1%
3,000M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	3,291,603
3,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	3,188,493
3,000M	Electricite de France SA, 3.625%, 10/13/2025 (a)	3,158,040
3,000M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	3,187,308
4,000M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	4,397,348
	Great River Energy:
173M	5.829%, 7/1/2017 (a)	177,406
3,184M	4.478%, 7/1/2030 (a)	3,434,664
3,850M	Ohio Power Co., 5.375%, 10/1/2021	4,410,591
4,550M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	4,854,163
2,121M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	2,120,103
4,000M	Sempra Energy, 9.8%, 2/15/2019	4,737,956
4,000M	South Carolina Elec & Gas Co., 5.45%, 2/1/2041	5,050,040
		42,007,715
Total Value of Corporate Bonds (cost $537,494,336)		566,208,498

95

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2016

Principal
Amount	Security	Value
	U.S. GOVERNMENT OBLIGATIONS—3.3%
	U.S. Treasury Bonds:
$4,575M	2.5%, 2/15/2045	$ 4,729,049
4,000M	3%, 11/15/2044	4,561,876
3,200M	3%, 5/15/2045	3,649,312
7,000M	U.S. Treasury Notes, 1.25%, 7/31/2023	6,927,676
Total Value of U.S. Government Obligations (cost $19,131,200)		19,867,913
	MUNICIPAL BONDS—.3%
2,000M	Greater Orlando, FL Aviation Auth. Arpt. Facs. Rev.,
	3.294%, 10/1/2032 (cost $2,000,000) (b)	2,006,320
Total Value of Investments (cost $558,625,536)	98.8%	588,082,731
Other Assets, Less Liabilities	1.2	6,888,342
Net Assets	100.0%	$594,971,073

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

96

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$566,208,498	$—	$566,208,498
U.S. Government Agency
Obligations	—	19,867,913	—	19,867,913
Municipal Bonds	—	2,006,320	—	2,006,320
Total Investments in Securities*	$—	$588,082,731	$—	$588,082,731

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	97

Portfolio Managers’ Letter
LIMITED DURATION HIGH QUALITY BOND FUND

Dear Investor:

This is the annual report for the First Investors Limited Duration High Quality Bond Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 1.21% for Class A shares, 1.47% for Advisor Class shares and 1.64% for Institutional Class shares, including dividends of 21.7 cents per share on Class A shares, 25.2 cents per share on Advisor Class shares and 26.8 cents per share on Institutional Class shares.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

98

The Bond Market

All major fixed income markets were positive for the past 12 months ending September 30th. The U.S. bond market (measured by the BofA Merrill Lynch U.S. Broad Market Index) gained 5.26%.

Treasuries (BofA ML US Treasury Index) returned 4.33% during the review period. They did especially well during the first half of 2016 when they were boosted by declining interest rates and aggressive ECB easing. Longer-dated bonds significantly outperformed with 15+ year Treasuries gaining as much as 13.34% during the review period.

The Treasury yield curve flattened with short-term yields rising and long-term yields declining. The 2-year Treasury yield, which is very sensitive to changes in Fed policy, rose 13 basis points from 0.63% as of 9/30/2015 to 0.76% as of 9/30/2016. The benchmark 10-year Treasury yield fell 44 basis points from 2.04% to 1.60%. The route of Treasury yields was very much influenced by the market’s expectations of actions and comments from central banks. Treasury yields reached their highest level of the review period during the end of 2015, when the market was pricing in the possibility that the Fed might raise interest rates four times in 2016. On the other hand, yields bottomed early in July on speculations that soft global growth would encourage major central banks to support economies with stimulus efforts, including continued low interest rates. The 2-year yield fell to 0.55% while the 10-year yield fell to a new all-time record low of 1.36%. There is an inverse relationship between bond prices and yield changes.

Municipal bonds (measured by the BofA ML Municipal Master Index) returned 5.58%, with the majority of this return happening during the first nine months of the review period. Despite elevated issuance, strong demand from investors looking for yield was a major factor in municipal bond market performance.

Investment grade corporate bonds (measured by the BofA ML Corporate Master Index) posted a strong return of 8.50% for the review period, with the majority of this return occurring between January and August. Low global interest rates and uncertainty caused by the Brexit vote helped this sector perform well as many fixed income investors looked to U.S. markets as a safe haven. In addition, investment grade corporate bonds benefited from the ECB’s corporate bond-buying program, as demand increased for this asset class.

The high yield bond market (measured by the BofA ML HY Cash Pay Constrained Index) showed strong overall performance of 12.80%. Demand for high yield bonds benefited from investors searching for income. This sector also benefited from a rebound in oil prices. The lowest rated high yield bonds (CCC-rated) were the best performers, gaining 18.05%. However, they also experienced the widest swings; they struggled much more during risk-off periods, while significantly outperforming during risk-on periods.

International fixed income posted strong overall returns, supported by falling yields. Non-U.S. sovereign bonds (Citigroup World Government Bond ex-U.S. Index) were up 12.61%. Emerging markets (BofA ML Global Emerging Markets Sovereign Index)

99

Portfolio Managers’ Letter (continued)
LIMITED DURATION HIGH QUALITY BOND FUND

outperformed with a return of 17.50%. At the end of the review period there was about $9.3 trillion negative-yielding government debt instruments in the world, all of them outside the United States. This represents 37% of the Bloomberg Global Developed Sovereign Bond Index and 51% of the all non-U.S. sovereign bonds in the Index.

The Fund

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds, asset-backed securities and mortgage-backed securities. The Fund seeks to maintain an average duration of between two and six years.

The 1–5 year broad bond market returned 2.35%, according to Bank of America Merrill Lynch. Duration and credit risk were the key measure of performance during the review period; 5-year maturities had the best performance across all short- intermediate investment grade sectors; while BBB-rated bonds outperformed higher-rated bonds. For the review period, 1–5 year investment grade corporate bonds had total returns of 3.56%, 0–5 year mortgage-backed bonds gained 3.14%. Fixed rate asset-backed securities had total returns of 2.1%, 1–5 year Treasuries had a total return of 1.52% and 1–5 year Agency bonds had the worst sector returns gaining 1.36%.

The Fund underperformed the Bank of America Merrill Lynch Corporate Index during the review period. The relative performance was predominantly a function of the Fund being overweight the 1–3 year part of the yield curve, while being less exposed to the 3–5 year part of the curve across all investment grade asset classes. As a result, the Fund’s duration was relatively shorter than the index duration. In addition, the Fund had less exposure to lower-rated bonds in both corporates and asset-backed securities. The Fund was further negatively impacted by being underweight mortgage-backed securities, as well as having less exposure to 5-year U.S. Treasuries.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

100

Fund Expenses (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.05%
Actual		$1,000.00	$1,005.70	$5.26
Hypothetical**		$1,000.00	$1,019.75	$5.30
Advisor Class Shares	0.75%
Actual		$1,000.00	$1,007.21	$3.76
Hypothetical**		$1,000.00	$1,021.25	$3.79
Institutional Class Shares	0.60%
Actual		$1,000.00	$1,008.86	$3.01
Hypothetical**		$1,000.00	$1,022.00	$3.03

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

101

Cumulative Performance Information (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

Comparison of change in value of $10,000 investment in the First Investors Limited Duration High Quality Bond Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch 1–5 Year U.S. Broad Market Index.

The graph compares a $10,000 investment in the First Investors Limited Duration Fund (Class A shares) beginning 5/19/14 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch 1–5 Year U.S. Broad Market Index (the “Index”). The Index is a subset of the BofA Merrill Lynch U.S. Broad Market Index which tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. The Index includes all securities with a remaining term to final maturity or an average life less than 5 years. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table

102

it is assumed that all dividends and distributions were reinvested. Advisor Class and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (4.82)% and (3.03)%, respectively and the S.E.C. 30-Day Yield for September 2016 would have been 0.35%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.21% and 0.59%, respectively and the S.E.C. 30-Day Yield for September 2016 would have been 0.52%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.42% and (0.24)%, respectively and the S.E.C. 30-Day Yield for September 2016 would have been 0.80%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 5/19/14 (commencement of operations).

***The S.E.C. 30-Day Yield shown is for September 2016.

103

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2016

Principal
Amount	Security	Value
	CORPORATE BONDS—68.2%
	Automotive—2.4%
$ 900M	BMW U.S. Capital, LLC, 1.85%, 9/15/2021 (a)	$ 898,067
	Daimler Finance NA, LLC:
1,000M	2.25%, 7/31/2019 (a)	1,015,447
1,000M	2.45%, 5/18/2020 (a)	1,021,640
		2,935,154
	Chemicals—1.9%
1,000M	Dow Chemical Co., 4.25%, 11/15/2020	1,086,701
1,000M	Lubrizol Corp., 8.875%, 2/1/2019	1,169,244
		2,255,945
	Consumer Durables—.4%
500M	Stanley Black & Decker, Inc., 2.451%, 11/17/2018	511,106
	Energy—3.9%
650M	ConocoPhillips Co., 1.05%, 12/15/2017	645,706
900M	ExxonMobil Corp., 1.708%, 3/1/2019	909,916
1,000M	Shell International Finance BV, 1.375%, 5/10/2019	997,622
750M	Statoil ASA, 5.25%, 4/15/2019	821,356
450M	Suncor Energy, Inc., 6.1%, 6/1/2018	483,550
900M	TransCanada Pipelines, Ltd., 1.625%, 11/9/2017	902,531
		4,760,681
	Financial Services—10.7%
	American Express Co.:
500M	6.15%, 8/28/2017	521,194
500M	7%, 3/19/2018	539,520
1,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	1,114,297
1,000M	BlackRock, Inc., 5%, 12/10/2019	1,109,922
250M	Branch Banking & Trust, 1.35%, 10/1/2017	250,118
500M	ERAC USA Finance, LLC, 6.375%, 10/15/2017 (a)	524,081
925M	Ford Motor Credit Co., LLC, 5%, 5/15/2018	971,307
1,250M	Harley-Davidson Funding Corp., 6.8%, 6/15/2018 (a)	1,357,636
700M	National City Bank, 5.25%, 12/15/2016	705,643
1,500M	Protective Life Corp., 7.375%, 10/15/2019	1,730,865
700M	Prudential Financial, Inc., 7.375%, 6/15/2019	806,173

104

Principal
Amount	Security	Value
	Financial Services (continued)
	Siemens Financieringsmaatschappij NV:
$ 750M	1.45%, 5/25/2018 (a)	$ 752,743
1,000M	1.7%, 9/15/2021 (a)	993,110
1,025M	State Street Bank & Trust, 5.25%, 10/15/2018	1,098,155
500M	UnitedHealth Group, Inc., 2.7%, 7/15/2020	519,800
		12,994,564
	Financials—21.5%
1,400M	Bank of America Corp., 5.65%, 5/1/2018	1,485,637
900M	Bank of Montreal, 1.9%, 8/27/2021	895,924
900M	Bank of New York Mellon Corp., 2.05%, 5/3/2021	906,680
700M	Barclays Bank, PLC, 6.75%, 5/22/2019	785,029
1,000M	Capital One NA, 2.25%, 9/13/2021	1,000,784
	Citigroup, Inc.:
500M	6.125%, 11/21/2017	525,845
250M	8.5%, 5/22/2019	291,874
1,000M	2.65%, 10/26/2020	1,022,468
1,000M	Danske Bank A/S, 2%, 9/8/2021 (a)	1,000,038
1,000M	Deutsche Bank AG, 1.875%, 2/13/2018	971,054
1,000M	DNB Bank ASA, 2.375%, 6/2/2021 (a)	1,018,553
	Fifth Third Bank:
750M	1.15%, 11/18/2016	750,013
1,500M	1.625%, 9/27/2019	1,499,797
	Goldman Sachs Group, Inc.:
1,000M	6.15%, 4/1/2018	1,065,493
1,000M	5.375%, 3/15/2020	1,108,216
	JPMorgan Chase & Co.:
750M	6%, 1/15/2018	792,534
1,000M	4.5%, 1/24/2022	1,108,101
	Morgan Stanley:
500M	5.95%, 12/28/2017	526,630
1,000M	6.625%, 4/1/2018	1,071,863
1,000M	Northern Trust Co., 6.5%, 8/15/2018	1,093,438
1,340M	Santander U.K., PLC, 2%, 8/24/2018	1,345,302
750M	SunTrust Banks, Inc., 6%, 9/11/2017	780,636
800M	U.S. Bank NA, 2.125%, 10/28/2019	814,622

105

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2016

Principal
Amount	Security	Value
	Financials (continued)
	UBS AG:
$ 600M	5.875%, 12/20/2017	$ 631,708
1,000M	1.8%, 3/26/2018	1,002,208
900M	Wachovia Corp., 5.75%, 2/1/2018	951,107
1,500M	Wells Fargo & Co., 4.60%, 4/1/2021	1,657,074
		26,102,628
	Food/Beverage/Tobacco—4.0%
900M	Anheuser-Busch InBev Finance, Inc., 1.9%, 2/1/2019	909,203
1,500M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	1,759,795
500M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	542,411
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,095,122
500M	Philip Morris International, Inc., 5.65%, 5/16/2018	534,839
		4,841,370
	Forest Products/Container—.8%
900M	Georgia Pacific, LLC, 3.163%, 11/15/2021 (a)	941,633
	Health Care—1.8%
1,000M	Gilead Sciences, Inc., 2.55%, 9/1/2020	1,033,478
250M	Quest Diagnostics, Inc., 2.7%, 4/1/2019	256,806
900M	Teva Pharmaceutical NE, 2.2%, 7/21/2021	897,621
		2,187,905
	Information Technology—4.1%
1,000M	Apple, Inc., 1.55%, 8/4/2021	998,962
900M	Diamond 1 Finance Corp., 4.42%, 6/15/2021 (a)	941,587
500M	Hewlett Packard Enterprise Co., 2.85%, 10/5/2018 (a)	509,689
900M	Microsoft Corp., 1.55%, 8/8/2021	896,946
1,000M	Oracle Corp., 1.9%, 9/15/2021	1,003,233
550M	S&P Global, Inc., 5.9%, 11/15/2017	574,193
		4,924,610
	Manufacturing—1.3%
250M	CRH America, Inc., 8.125%, 7/15/2018	276,669
500M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	549,890
750M	Tyco Electronics Group SA, 6.55%, 10/1/2017	788,198
		1,614,757

106

Principal
Amount	Security	Value
	Real Estate—4.2%
$1,000M	Boston Properties, LP, 5.875%, 10/15/2019	$ 1,111,066
500M	HCP, Inc., 6.7%, 1/30/2018	533,618
1,000M	Realty Income Corp., 3.25%, 10/15/2022	1,035,153
500M	Simon Property Group, LP, 10.35%, 4/1/2019	597,074
650M	Ventas Realty, LP, 4%, 4/30/2019	683,240
1,000M	Welltower, Inc., 6.125%, 4/15/2020	1,133,678
		5,093,829
	Retail-General Merchandise—1.5%
1,000M	Amazon.com, Inc., 2.6%, 12/5/2019	1,038,345
800M	McDonald’s Corp., 2.1%, 12/7/2018	812,650
		1,850,995
	Telecommunications—2.3%
	AT&T, Inc.:
500M	5.875%, 10/1/2019	559,791
500M	2.45%, 6/30/2020	509,681
	Verizon Communications, Inc.:
800M	3.65%, 9/14/2018	835,388
900M	1.75%, 8/15/2021	891,191
		2,796,051
	Transportation—.9%
1,000M	Southwest Airlines Co., 2.65%, 11/5/2020	1,027,228
	Utilities—6.5%
500M	Arizona Public Service Co., 8.75%, 3/1/2019	584,377
500M	Consolidated Edison Co., Inc. of New York, 7.125%, 12/1/2018	560,613
500M	Entergy Gulf States Lousiana, LLC, 6%, 5/1/2018	533,238
1,000M	Exelon Generation Co., LLC, 6.2%, 10/1/2017	1,044,482
86M	Great River Energy Co., 5.829%, 7/1/2017 (a)	88,703
1,000M	Ohio Power Co., 6.05%, 5/1/2018	1,067,426
500M	Public Service Electric & Gas Co., 1.8%, 6/1/2019	507,084
613M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	612,474
500M	Sempra Energy, 9.8%, 2/15/2019	592,245
1,557M	Southern Power Co., 1.85%, 12/1/2017	1,567,351
700M	Wisconsin Public Service Corp., 1.65%, 12/4/2018	705,451
		7,863,444
Total Value of Corporate Bonds (cost $82,302,723)		82,701,900

107

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2016

Principal
Amount	Security	Value
	ASSET BACKED SECURITIES—13.0%
	Fixed Autos—6.6%
$1,200M	Avis Budget Rental Car Funding AESOP, LLC,
	2.97%, 2/20/2020 (a)	$ 1,224,210
	Ford Credit Auto Owner Trust:
171M	0.79%, 5/15/2018	171,334
910M	1.39%, 7/15/2020	913,301
250M	Ford Credit Floorplan Master Owner Trust, 1.42%, 1/15/2020	250,740
620M	GM Financial Auto Leasing Trust, 1.76%, 3/20/2020	621,198
285M	Harley-Davidson Motorcycle Trust, 1.3%, 3/16/2020	285,630
900M	Hertz Vehicle Financing, LLC, 2.65%, 7/25/2022 (a)	911,460
480M	Honda Auto Receivables Owner Trust, 1.46%, 10/15/2020	482,611
950M	Hyundai Auto Receivables Trust, 1.48%, 6/15/2021	955,381
700M	Toyota Auto Receivables Owner Trust, 1.52%, 6/15/2020	704,074
1,450M	Volkswagen Auto Lease Trust, 1.25%, 12/20/2017	1,449,823
		7,969,762
	Fixed Credit Cards—4.9%
1,200M	Barclays DryRock Issuance Trust, 2.2%, 12/15/2022	1,228,140
1,675M	Capital One Multi-Asset Execution Trust, 1.6%, 5/17/2021	1,689,162
	Chase Issuance Trust:
900M	1.49%, 7/15/2022	903,744
300M	1.84%, 4/15/2022	304,852
1,320M	Discover Card Execution Note Trust, 2.12%, 12/15/2021	1,348,933
500M	Synchrony Credit Card Master Note Trust, 2.21%, 5/15/2024	510,494
		5,985,325
	Fixed Equipment—1.5%
940M	John Deere Owner Trust, 1.36%, 4/15/2020	941,224
900M	Kubota Credit Owner Trust, 1.71%, 10/15/2022 (a)	905,890
		1,847,114
Total Value of Asset Backed Securities (cost $15,731,193)		15,802,201
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—11.0%
	Fannie Mae—9.1%
2,610M	2.5%, 8/1/2030 – 10/18/2031 (b)	2,704,879
3,747M	3%, 8/1/2026 – 4/1/2031	3,944,260
4,084M	3.5%, 12/1/2025 – 12/1/2029	4,343,824
		10,992,963

108

Principal
Amount	Security	Value
	Freddie Mac—1.9%
$1,679M	3%, 8/1/2027 – 8/1/2030	$ 1,771,765
486M	3.5%, 12/1/2025	519,492
		2,291,257
Total Value of Residential Mortgage-Backed Securities (cost $13,169,058)		13,284,220
	U.S. GOVERNMENT OBLIGATIONS—3.8%
	U.S. Treasury Notes:
1,680M	1%, 3/15/2019	1,686,628
1,000M	1.125%, 7/31/2021	998,672
1,920M	1.375%, 4/30/2020	1,945,275
Total Value of U.S. Government Obligations (cost $4,599,945)		4,630,575
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.0%
265M	Fannie Mae, 1.5%, 6/22/2020	269,200
1,000M	Federal Home Loan Bank, 0.875%, 10/1/2018	999,855
Total Value of U.S. Government Agency Obligations (cost $1,263,262)		1,269,055
Total Value of Investments (cost $117,066,181)	97.0%	117,687,951
Other Assets, Less Liabilities	3.0	3,595,385
Net Assets	100.0%	$121,283,336

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

109

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2016

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$82,701,900	$—	$82,701,900
Asset Backed Securities	—	15,802,201	—	15,802,201
Residential Mortgage-Backed
Securities	—	13,284,220	—	13,284,220
U.S. Government Obligations	—	4,630,575	—	4,630,575
U.S. Government Agency
Obligations	—	1,269,055	—	1,269,055
Total Investments in Securities*	$—	$117,687,951	$—	$117,687,951

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and asset backed securities.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

110	See notes to financial statements

Portfolio Manager’s Letter
STRATEGIC INCOME FUND

Dear Investor:

This is the annual report for the First Investors Strategic Income Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 5.64% for Class A shares and 6.14% for Advisor Class shares, including dividends of 31.6 cents per share on Class A shares and 35.9 cents per share on Advisor Class shares. In addition, the Fund distributed capital gains of 1.7 cents per share on each class of shares.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international

111

Portfolio Manager’s Letter (continued)
STRATEGIC INCOME FUND

bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

The Bond Market

All major fixed income markets were positive for the past 12 months ending September 30th. The U.S. bond market (measured by the BofA Merrill Lynch U.S. Broad Market Index) gained 5.26%.

Treasuries (BofA ML US Treasury Index) returned 4.33% during the review period. They did especially well during the first half of 2016 when they were boosted by declining interest rates and aggressive ECB easing. Longer-dated bonds significantly outperformed with 15+ year Treasuries gaining as much as 13.34% during the review period.

The Treasury yield curve flattened with short-term yields rising and long-term yields declining. The 2-year Treasury yield, which is very sensitive to changes in Fed policy, rose 13 basis points from 0.63% as of 9/30/2015 to 0.76% as of 9/30/2016. The benchmark 10-year Treasury yield fell 44 basis points from 2.04% to 1.60%. The route of Treasury yields was very much influenced by the market’s expectations of actions and comments from central banks. Treasury yields reached their highest level of the review period during the end of 2015, when the market was pricing in the possibility that the Fed might raise interest rates four times in 2016. On the other hand, yields bottomed early in July on speculations that soft global growth would encourage major central banks to support economies with stimulus efforts, including continued low interest rates. The 2-year yield fell to 0.55% while the 10-year yield fell to a new all-time record low of 1.36%. There is an inverse relationship between bond prices and yield changes.

Municipal bonds (measured by the BofA ML Municipal Master Index) returned 5.58%, with the majority of this return happening during the first nine months of the review period. Despite elevated issuance, strong demand from investors looking for yield was a major factor in municipal bond market performance.

Investment grade corporate bonds (measured by the BofA ML Corporate Master Index) posted a strong return of 8.50% for the review period, with the majority of this return occurring between January and August. Low global interest rates and uncertainty caused by the Brexit vote helped this sector perform well as many fixed income investors looked to U.S. markets as a safe haven. In addition, investment grade corporate bonds benefited from the ECB’s corporate bond-buying program, as demand increased for this asset class.

112

The high yield bond market (measured by the BofA ML HY Cash Pay Constrained Index) showed strong overall performance of 12.80%. Demand for high yield bonds benefited from investors searching for income. This sector also benefited from a rebound in oil prices. The lowest rated high yield bonds (CCC-rated) were the best performers, gaining 18.05%. However, they also experienced the widest swings; they struggled much more during risk-off periods, while significantly outperforming during risk-on periods.

International fixed income posted strong overall returns, supported by falling yields. Non-U.S. sovereign bonds (Citigroup World Government Bond ex-U.S. Index) were up 12.61%. Emerging markets (BofA ML Global Emerging Markets Sovereign Index) outperformed with a return of 17.50%. At the end of the review period, there was about $9.3 trillion negative-yielding government debt instruments in the world, all of them outside the United States. This represents 37% of the Bloomberg Global Developed Sovereign Bond Index and 51% of the all non-U.S. sovereign bonds in the Index.

The Fund

The Fund can invest through institutional class shares in a number of First Investors Funds (“Underlying Funds”). The average allocations to Underlying Funds as a percentage of the Fund’s net assets, the total returns for the review period and the allocations as a percentage of net assets as of the end of the period were:

	Average Allocations,		Allocations,
	Review Period	Total Return	9/30/16
Covered Call Strategy Fund	1.0%	4.18%	2.5%
Equity Income Fund	2.3%	14.67%	0.0%
Floating Rate Fund	8.3%	4.14%	7.5%
Fund For Income	35.8%	9.58%	39.7%
Government Fund	9.8%	2.62%	5.0%
International Opportunities
Bond Fund	6.9%	8.85%	5.1%
Investment Grade Fund	14.2%	6.97%	19.8%
Limited Duration High
Quality Bond Fund	12.4%	1.64%	14.8%
Tax Exempt Income Fund	5.3%	3.31%	0.0%
Cash and Equivalents	4.0%	0.00%	5.6%

* For the period 4/1/16 (commencement of operations) through 9/30/16.

113

Portfolio Manager’s Letter (continued)
STRATEGIC INCOME FUND

For the review period, the Fund returned 5.64% on Class A shares compared to 5.27% for its benchmark, the Bank of America Merrill Lynch U.S. Broad Market Index. The Fund was positioned for a higher interest rates, following the Fed’s interest rate hike in December. Consequently, the Fund’s investments emphasized Underlying Funds that would provide relatively high yield, while minimizing the negative impact of rising interest rates.

While interest rates did not rise during the review period, the Fund’s focus on higher-yielding bonds allowed it to outperform its benchmark. Specifically, the Fund’s allocations to high yield bonds (through the Fund For Income) and investment grade corporate bonds (through the Investment Grade Fund) made positive contributions to the Fund’s performance. Conversely, its investment in the Limited Duration High Quality Bond Fund detracted from performance.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

114

Fund Expenses (unaudited)
STRATEGIC INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	0.55%
Actual*		$1,000.00	$1,034.81	$2.80
Hypothetical**		$1,000.00	$1,022.25	$2.78
Advisor Class Shares	0.12%
Actual*		$1,000.00	$1,037.69	$0.61
Hypothetical**		$1,000.00	$1,024.40	$0.61

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the inception period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY FIRST INVESTORS UNDERLYING FUNDS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total value of investments.

115

Cumulative Performance Information (unaudited)
STRATEGIC INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Strategic Income Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Broad Market Index.

The graph compares a $10,000 investment in the First Investors Strategic Income Fund (Class A shares) beginning 4/3/13 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch U.S. Broad Market Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

116

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since this class is sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 0.02%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.02%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares and Advisor Class shares are for the period beginning 4/3/13 (commencement of operations).

117

Portfolio of Investments
STRATEGIC INCOME FUND
September 30, 2016

Shares or
Principal
Amount	Security	Value
	COMMON STOCKS—94.4%
	First Investors Income Funds—91.9%
1,158,454	Floating Rate Fund – Institutional Class Shares	$ 11,167,497
23,873,743	Fund For Income – Institutional Class Shares	59,445,620
683,229	Government Fund – Institutional Class Shares	7,447,197
829,735	International Opportunities Bond Fund –
	Institutional Class Shares	7,708,242
2,983,095	Investment Grade Fund – Institutional Class Shares	29,592,300
2,280,447	Limited Duration High Quality Bond Fund –
	Institutional Class Shares	22,120,332
		137,481,188
	First Investors Equity Funds—2.5%
363,379	Covered Call Strategy Fund – Institutional Class Shares	3,760,976
Total Value of Common Stocks (cost $144,920,866)		141,242,164
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—5.0%
	Federal Home Loan Bank:
$1,000M	0.28%, 10/11/2016	999,960
3,000M	0.28%, 10/13/2016	2,999,850
2,000M	0.295%, 10/21/2016	1,999,820
1,500M	0.285%, 11/8/2016	1,499,685
Total Value of Short-Term U.S. Government Agency Obligations (cost $7,498,863)		7,499,315
Total Value of Investments (cost $152,419,729)	99.4%	148,741,479
Other Assets, Less Liabilities	.6	863,545
Net Assets	100.0%	$149,605,024

118

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Mutual Funds
First Investors Income Funds	$137,481,188	$—	$—	$137,481,188
First Investors Equity Funds	3,760,976	—	—	3,760,976
Short-Term U.S. Government
Agency Obligations	—	7,499,315	—	7,499,315
Total Investments in Securities	$141,242,164	$7,499,315	$—	$148,741,479

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	119

Portfolio Managers’ Letter
COVERED CALL STRATEGY FUND

Dear Investor:

This is the annual report for the First Investors Covered Call Strategy Fund for the fiscal year ended September 30, 2016. Since inception April 1, 2016 through September 30, 2016, the Fund’s return on a net asset value basis was 3.94% for Class A shares, 4.05% for Advisor Class shares and 4.18% for Institutional Class shares, including dividends of 3.4 cents per share for Class A shares, 6.4 cents per share for Advisor Class shares and 6.8 cents per share for Institutional Class shares.

Market Environment

Bond yields are near all-time lows and, after seven years of an equity bull market, equity valuations have become less attractive. In this investment environment, an allocation to a conservative equity strategy that holds reasonably valued equities appears prudent. We believe that FAMCO Group’s investment strategy for the First Investors Covered Call Strategy Fund, which combines high quality equities with written call options for potential downside protection, provides investors with a low beta, lower volatility equity vehicle.

While overall GDP growth has been below initial economic forecasts this year, there are relative bright spots in the economy that impact our portfolio positioning. Tighter labor markets, signs of increasing wages, low gas prices and low interest rates provide a favorable backdrop for increased consumer spending. As a result, we are overweight the Consumer sector in our portfolios. Housing is another area of potential strength as bank lending for residential loans has steadily increased along with continued employment gains. As more people become employed for longer periods, more people will qualify for a mortgage. Lastly, we continue to favor companies with strong excess cash flows. In the current slow growth environment, where growth opportunities have been relatively limited, large corporations have continued to return record amounts of cash to shareholders through both dividend payments and share buybacks.

Performance Discussion

During the third quarter, the Fund returned 3.0%, 120 basis points higher than the benchmark BXM Index return of 1.8%. The stocks and the call options in the portfolio both outperformed their respective benchmarks during the quarter. Quarter-to-date, the stocks outperformed the S&P 500 Index by 0.2% and the call options outperformed the BXM Index call options by 0.9%. The outperformance of the call options can be attributed to the FAMCO Group’s actively managed options selection process on single stock call options versus the BXM Index’s rules-based call option strategy on Index options.

Inception-to-date, the Fund returned 4.8% gross of fees, in line with the benchmark BXM Index return of 4.8%. The stocks in the Fund returned 6.0%, outperforming the S&P 500 Index’s return by 30 basis points. Since its inception, the Fund has produced similar returns as the S&P 500 Index with lower risk. The standard deviation of daily returns inception-to-date was 12.0% for the S&P 500 Index, 12.3% for the ten largest “low

120

volatility” U.S. equity funds, and 7.6% for the Fund. Higher quality equity holdings and downside protection from the call options were the keys to reducing risk by more than one third compared to the S&P 500 Index. The risk-reducing characteristics of the call options have helped the Fund to produce a superior Sharpe ratio relative to the S&P 500 Index both quarter-to-date and inception-to-date.

Allocation and stock selection were strong in Consumer Staples as we avoided many of the overvalued names in the sector which had negative returns. The underweight to Healthcare providers contributed positively to returns, while the Aerospace and Defense overweight detracted from returns. An underweight allocation to the Technology sector detracted from returns, as this was the top performing sector during the quarter. We continue to favor companies with above average dividends, reasonable valuations and attractive call option premiums.

Outlook

We have positioned the call options closer to current stock prices in order to produce more downside protection and higher call premiums, at the expense of upside participation. We view the S&P 500’s valuation (trailing P/E = 20.4) as a headwind to significant upside stock appreciation, particularly in a slowly growing economy. Low volatility, dividend paying equities are attractive in this environment. However, the valuation of such stocks has become a concern. For example, the ten largest “low volatility” U.S. equity funds have an average trailing price/earnings (“P/E”) ratio of 23.1 versus the S&P 500 Index P/E ratio of 20.4. While these funds typically produce less price volatility than the S&P 500 Index, the above-market valuation is a risk. We have focused the Fund on dividend-paying equities with valuation being a priority in our process. For example, at quarter-end, the portfolio had a trailing P/E ratio of 15.0 and an above average dividend yield of 2.9%—both more attractive than the S&P 500 Index. While stock selection is important, the majority of the Fund’s volatility reduction relative to the S&P 500 Index comes from the call options. We are using call options to reduce risk in the portfolio. We continue to believe reasonably-priced large-cap stocks offer the best risk/reward potential going forward, especially when combined with call premiums that can help stabilize returns and provide downside protection.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

121

Fund Expenses (unaudited)
COVERED CALL STRATEGY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)*	(9/30/16)	(4/1/16–9/30/16)**
Class A Shares	1.30%
Actual		$1,000.00	$1,039.40	$6.63
Hypothetical***		$1,000.00	$1,018.50	$6.56
Advisor Class Shares	0.97%
Actual		$1,000.00	$1,040.50	$4.95
Hypothetical***		$1,000.00	$1,020.15	$4.90
Institutional Class Shares	0.84%
Actual		$1,000.00	$1,041.85	$4.29
Hypothetical***		$1,000.00	$1,020.80	$4.24

*	Commencement of operations.

**	Actual expenses reflect only from the commencment of operations to the end of the period covered (April 1, 2016 through September 30, 2016). Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the inception period). Expenses paid during the period are net of expenses waived and/or assumed.

***	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total value of investments.

122

Portfolio of Investments
COVERED CALL STRATEGY FUND
September 30, 2016

Shares		Security	Value
		COMMON STOCKS—98.0%
		Consumer Discretionary—17.5%
2,700		AutoZone, Inc.	$ 2,074,518
116,300		Ford Motor Company	1,403,741
73,900		General Motors Company	2,347,803
28,400		Home Depot, Inc.	3,654,512
35,900		Time Warner, Inc.	2,857,999
17,000		Walt Disney Company	1,578,620
13,400		Whirlpool Corporation	2,172,944
			16,090,137
		Consumer Staples—8.0%
38,200		CVS Health Corporation	3,399,418
36,500		PepsiCo, Inc.	3,970,105
			7,369,523
		Energy—2.8%
24,400		Chevron Corporation	2,511,248
		Financials—11.5%
31,300		American Express Company	2,004,452
7,600		BlackRock, Inc.	2,754,696
46,300		JPMorgan Chase & Company	3,083,117
63,400		U.S. Bancorp	2,719,226
			10,561,491
		Health Care—9.0%
8,000	*	Allergan, PLC	1,842,480
27,000		Johnson & Johnson	3,189,510
96,700		Pfizer, Inc.	3,275,229
			8,307,219
		Industrials—18.7%
14,200		Boeing Company	1,870,708
70,000		Delta Air Lines, Inc.	2,755,200
62,700		General Electric Company	1,857,174
30,600		Honeywell International, Inc.	3,567,654

123

Portfolio of Investments (continued)
COVERED CALL STRATEGY FUND
September 30, 2016

Shares	Security		Value
	Industrials (continued)
23,600	Raytheon Company		$ 3,212,668
20,300	Union Pacific Corporation		1,979,859
19,100	United Technologies Corporation		1,940,560
			17,183,823
	Information Technology—18.2%
41,200	Apple, Inc.		4,657,660
113,600	Cisco Systems, Inc.		3,603,392
86,900	Intel Corporation		3,280,475
12,300	International Business Machines Corporation		1,953,855
47,000	QUALCOMM, Inc.		3,219,500
			16,714,882
	Materials—3.2%
57,100	Dow Chemical Company		2,959,493
	Telecommunication Services—6.2%
76,800	AT&T, Inc.		3,118,848
49,900	Verizon Communications, Inc.		2,593,802
			5,712,650
	Utilities—2.9%
51,100	Southern Company		2,621,430
Total Value of Common Stocks (cost $88,162,729)		98.0%	90,031,896
Other Assets, Less Liabilities		2.0	1,825,456
Net Assets		100.0%	$91,857,352

*	Non-income producing

124

	Expiration	Exercise
CALL OPTIONS WRITTEN—2.5%	Date	Price	Contracts	Value
Allergan, PLC	10/21/16	$240.00	30	$ 6,840
Allergan, PLC	10/21/16	250.00	3	180
Allergan, PLC	11/18/16	240.00	47	27,636
American Express Company	1/20/17	65.00	313	79,189
Apple, Inc.	10/21/16	114.00	274	39,730
Apple, Inc.	10/21/16	105.00	97	80,025
Apple, Inc.	12/16/16	115.00	41	14,637
AT&T, Inc.	10/21/16	40.00	77	6,622
AT&T, Inc.	10/21/16	43.00	584	584
AT&T, Inc.	11/18/16	41.00	39	2,262
AutoZone, Inc.	12/16/16	740.00	23	104,650
AutoZone, Inc.	12/16/16	750.00	3	10,950
AutoZone, Inc.	12/16/16	760.00	1	3,245
BlackRock, Inc.	10/21/16	360.00	29	24,099
BlackRock, Inc.	10/21/16	370.00	47	19,270
Boeing Company	11/18/16	135.00	128	31,872
Boeing Company	12/16/16	130.00	14	7,770
Chevron Corporation.	10/21/16	100.00	244	99,552
Cisco Systems, Inc.	11/4/16	31.50	154	9,086
Cisco Systems, Inc.	11/18/16	31.00	881	109,244
CVS Health Corporation	1/20/17	95.00	133	15,960
CVS Health Corporation	1/20/17	97.50	249	17,679
Delta Air Lines, Inc.	10/21/16	41.00	630	41,580
Delta Air Lines, Inc.	12/16/16	40.00	70	14,000
Dow Chemical Company	12/16/16	55.00	571	46,822
Ford Motor Company	12/16/16	13.00	987	13,818
Ford Motor Company	1/20/17	12.75	176	5,632
General Electric Company	10/21/16	31.00	488	2,440
General Electric Company	10/21/16	32.00	44	88
General Electric Company	11/18/16	30.00	95	4,845
General Motors Company	10/21/16	32.00	739	42,123
Home Depot, Inc.	10/28/16	129.00	241	53,502
Home Depot, Inc.	1/20/17	130.00	43	18,275
Honeywell International, Inc.	12/16/16	120.00	306	50,796
Intel Corporation	10/21/16	34.00	661	257,129
Intel Corporation	10/21/16	36.00	77	16,478
Intel Corporation	10/21/16	37.00	131	17,816
International Business Machines
Corporation	10/21/16	160.00	72	24,912
International Business Machines
Corporation	10/21/16	165.00	51	7,905
Johnson & Johnson.	10/7/16	120.00	24	768

125

Portfolio of Investments (continued)
COVERED CALL STRATEGY FUND
September 30, 2016

	Expiration	Exercise
CALL OPTIONS WRITTEN—2.5%	Date	Price	Contracts	Value
Johnson & Johnson.	10/21/16	$118.00	246	$ 47,232
JPMorgan Chase & Company	10/21/16	67.50	422	30,384
PepsiCo, Inc.	10/21/16	108.00	37	6,475
PepsiCo, Inc.	10/21/16	110.00	328	22,632
Pfizer, Inc.	10/21/16	34.00	49	2,156
Pfizer, Inc.	10/21/16	36.00	68	136
Pfizer, Inc.	11/18/16	35.00	850	26,350
QUALCOMM, Inc.	10/21/16	62.50	231	143,220
QUALCOMM, Inc.	11/18/16	65.00	239	117,110
Raytheon Company	11/18/16	140.00	57	9,234
Raytheon Company	11/18/16	145.00	179	47,972
Southern Company	11/18/16	52.50	122	8,052
Southern Company	11/18/16	55.00	389	5,057
Time Warner, Inc.	10/21/16	77.50	341	99,231
Time Warner, Inc.	10/21/16	79.00	18	3,132
U.S. Bancorp.	10/21/16	43.00	96	7,200
U.S. Bancorp.	10/21/16	44.00	538	17,216
Union Pacific Corporation	11/18/16	95.00	203	99,470
United Technologies Corporation	10/21/16	103.00	29	3,045
United Technologies Corporation	11/18/16	110.00	162	2,754
Verizon Communications, Inc.	10/21/16	52.00	75	4,425
Verizon Communications, Inc.	10/21/16	55.00	114	570
Walt Disney Company	12/16/16	95.00	26	4,888
Walt Disney Company	1/20/17	100.00	144	11,808
Whirlpool Corporation	11/18/16	190.00	12	378
Whirlpool Corporation	12/16/16	165.00	20	13,100
Whirlpool Corporation	12/16/16	200.00	102	2,550
Total Value of Call Options Written (premium received $2,150,687)				$2,065,788

126

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$90,031,896	$—	$—	$90,031,896
Liabilities
Call Options Written	$(2,065,788)	$—	$—	$(2,065,788)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	127

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

This is the annual report for the First Investors Equity Income Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 14.16% for Class A shares, 13.20% for Class B shares, 14.63% for Advisor Class shares and 14.67% for Institutional Class shares, including dividends of 15.9 cents per share for Class A shares, 8.6 cents per share for Class B shares, 19.0 cents per share for Advisor Class shares and 19.0 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 35.4 cents per share on each class of shares.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

128

The Equity Market

Overall, U.S. equities (measured by the S&P 500 TR Index) posted a strong return of 15.43% for the 12 months ending September 30th. However, they experienced turbulent swings during this period. U.S. equity markets started the review period on a strong note, rallying 8.44% in October 2015 as they were recovering from the August and September sell-off. This was later followed by double-digit losses, amid worries about China, global growth and falling oil prices. Most of those fears subsided in mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected in 2016. Then, markets strongly rebounded from the February 11th bottom and gained almost 17% by the June 23rd Brexit vote. Markets then lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets then stayed calm for the rest of the summer before volatility returned in September.

Overall, mid-cap stocks (measured by the S&P Midcap 400 Index) and small caps (Russell 2000 Index) posted similar returns to large caps, returning 15.33% and 15.46% for the period. However, they experienced much wider swings within the period, especially small caps. Large caps led the market during the fourth quarter of 2015, while small caps outperformed during the third quarter of 2016.

Higher-yielding stocks, including Utilities and real estate investment trusts (“REITs”), outperformed for most of the review period, supported by the low yielding environment and lack of other higher-yielding options. However, they became expensive and fell out of favor in August and September as economic data hinted that the Fed might increase rates by the end of the year. Overall, the Dow Jones U.S. Select Dividend Index and Dow Jones U.S. Select REIT Index returned 22.24% and 17.70%, respectively, for the past 12 months. All of the S&P 500 sectors ended the review period in positive territory, ranging from 7.40% (Financials) to 26.82% (Telecom Services).

International equities were positive as well. Developed markets outside the U.S. and Canada (measured by the MSCI EAFE Index) finished the review period up 7.06%. Emerging markets (the MSCI EM Index) outperformed developed markets with a return of 17.21%. This was a result of negative yields on many developed market bonds which increased demand for emerging market assets with positive yields. Emerging markets also benefited from recovering commodity prices.

The Fund

The Fund primarily invests in dividend-paying stocks and this year, with increased interest rate volatility, the Fund’s higher-yielding stocks performed very well. During the review period, we saw the yield on the 10- year Treasury note go from 2.03% in September of 2015 to a high of 2.37% in November of 2015 buoyed by the anticipation of the Fed’s interest rate hike of 25 basis points last December. Disappointing GDP numbers in the beginning of 2016 caused the market to sell off, as investors started buying the safety of

129

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND

Treasuries and forced the yield back below 2%. By July, the yield on the 10-year Treasury note reached a low of 1.31%. High dividend-paying stocks rose as rates collapsed in late spring. At the end of the summer, with GDP and job growth showing signs of improvement, the Fed began to signal their intentions to raise rates by the end of 2016 and the yield on the 10-year Treasury started back toward the 1.75% range.

The direction of these moves can play a role in the performance of dividend-paying stocks. When interest rates fell over the past few years, fixed income investors looked to dividend-paying equities to supplement their income when money market accounts and CD’s no longer offered compelling returns. When rates eventually rise again, and those products become more competitive, investors will likely return to fixed income products as they offer lower volatility compared to equities. This past year stocks whose yield is greater than 3.08% were up over 6.2%. Investors who cannot find adequate yield in fixed income securities bid up higher-yielding equities to a point one could argue was over-valued. Typically, companies with higher yields have much slower earnings growth and companies offer the higher yield as an incentive to invest. The only way to get meaningful stock appreciation is through earnings growth or multiple expansions. We have seen this expansion of multiples mainly in the Utilities, Staples and REIT sectors.

The Fund’s Healthcare holdings had strong returns this past year led by our large-cap pharmaceutical holdings. Merck has had a tremendous year with the stock rising over 30%. Earnings have been strong, but Merck’s pipeline has been garnering all the attention lately. Merck recently presented Phase 3 data on Keytruda, their first line lung cancer drug and the results were very strong. It is widely believed Keytruda will become the dominant drug used in the treatment of lung cancer because the results show superior effectiveness over chemotherapy. This drug, by some estimates, could see sales of over $8 billion in the coming years. Merck’s biggest competitor in the lung cancer space came out with disappointing results, which we believe solidify Merck’s dominance for the next few years. Baxalta was a name the Fund owned after it was spun off from our holding in Baxter. Baxalta specializes in hematology, immunology and oncology and was showing nice earnings growth. Shire Plc offered to buy them for $32 billion at the beginning of the year. The combination of the two companies gives Shire Plc several strong multi-billion dollar franchises with global distribution. The Fund received shares of Shire Plc as part of the deal.

The Fund’s other large-cap pharmaceutical stocks all had a good year, as Johnson & Johnson was up over 30% and AbbVie gained 20%. These stocks offered steady earnings growth and have supported high dividends and have participated in the trade for yield over the past year. Chubb, a stock we wrote about in last year’s letter, performed as we anticipated. ACE acquired Chubb last year and assumed Chubb’s name. Earnings have been strong, pricing has been good and the cost cuts have come in higher than expected. The stock is up over 24% in the past 12 months and is one of our biggest financial holdings. We continue to see the benefits of this combination playing out over the coming years, especially if we are in a rising interest rate environment.

130

A relatively new holding in the Fund, Applied Materials, was purchased back in March and the stock price is up over 100% from where we made our initial investment. We were able to correctly identify a new spending cycle for semiconductor equipment in two main areas, 3D NAND and the adoption of OLED (organic light emitting diode) display for mobile devices and television. 3D NAND is the next generation for memory chips that will allow for both faster and greater capacity for flash storage. OLED is widely recognized as the best display for both mobile devices and televisions. It is expected that Apple will adopt OLED for its next generation iPhone and Samsung is currently using OLED in their mobile devices. When capacity comes on and manufacturing yields improve we will likely see a large adoption of OLED televisions in the coming years. The new wild card is demand from China. Historically, China has not been a player in semiconductor manufacturing, but they are spending heavily to become a factor in global foundry production.

The Fund’s underperformance primarily came from not owning three large-cap non-dividend-paying Technology stocks that are in the top ten in terms of size in the S&P 500 Index. Amazon was up over 63% this past year, Facebook gained over 42% and Google advanced over 25%. These stocks provided roughly 150 basis points of outperformance for the S&P 500 Index; but because they do not pay a dividend, the Fund did not invest in those securities. Our investment focus remains on both capital appreciation and yield.

The Fund also added a new investment strategy in the past year. We are now selling covered calls on securities that we own and are looking to sell at specific prices. Selling covered calls allows the Fund to take in cash for securities we would otherwise be selling in the marketplace, and that cash is added to the total return of the security.

As we look ahead, we believe dividend-paying stocks should be a focus for any investor. Dividend-paying stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970’s, dividend-paying stocks have outperformed the S&P 500 Index. The Fund is focused on finding those stocks that not only provide yield and stability, but also provide dividend growth and appreciation.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

131

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.21%
Actual		$1,000.00	$1,058.59	$ 6.23
Hypothetical**		$1,000.00	$1,018.95	$ 6.11
Class B Shares	2.05%
Actual		$1,000.00	$1,054.74	$10.53
Hypothetical**		$1,000.00	$1,014.75	$10.33
Advisor Class Shares	0.84%
Actual		$1,000.00	$1,061.28	$ 4.33
Hypothetical**		$1,000.00	$1,020.80	$ 4.24
Institutional Class Shares	0.80%
Actual		$1,000.00	$1,061.58	$ 4.12
Hypothetical**		$1,000.00	$1,021.00	$ 4.04

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

132

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Equity Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Equity Income Fund (Class A shares) beginning 9/30/06 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

133

Cumulative Performance Information (unaudited) (continued)
EQUITY INCOME FUND

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class were waived or assumed. If such expenses had been paid by the Advisor Class, the “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 9.09%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 12.01%.

134

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2016

Shares	Security	Value
	COMMON STOCKS—94.4%
	Consumer Discretionary—9.3%
65,000	American Eagle Outfitters, Inc.	$ 1,160,900
30,568	CBS Corporation – Class “B”	1,673,292
92,700	Comcast Corporation – Special Shares “A”	6,149,718
30,000	Delphi Automotive, PLC	2,139,600
275,000	Ford Motor Company	3,319,250
10,800	Harman International Industries, Inc.	912,060
47,200	Home Depot, Inc.	6,073,696
105,961	Johnson Controls International, PLC	4,930,365
25,000	L Brands, Inc.	1,769,250
14,000	Lear Corporation	1,697,080
36,100	McDonald’s Corporation	4,164,496
103,950	Newell Brands, Inc.	5,474,007
157,300	Regal Entertainment Group – Class “A”	3,421,275
57,933	Time Warner, Inc.	4,612,046
33,500	Tupperware Brands Corporation	2,189,895
21,900	Walt Disney Company	2,033,634
8,800	Whirlpool Corporation	1,427,008
29,000	Wyndham Worldwide Corporation	1,952,570
		55,100,142
	Consumer Staples—9.0%
125,000	Altria Group, Inc.	7,903,750
92,200	Coca-Cola Company	3,901,904
76,700	CVS Health Corporation	6,825,533
20,000	Dr. Pepper Snapple Group, Inc.	1,826,200
18,300	Kimberly-Clark Corporation	2,308,362
94,117	Koninklijke Ahold Delhaize NV (ADR)	2,131,750
18,066	Kraft Heinz Company	1,617,088
63,500	PepsiCo, Inc.	6,906,895
84,500	Philip Morris International, Inc.	8,215,090
81,400	Procter & Gamble Company	7,305,650
54,400	Wal-Mart Stores, Inc.	3,923,328
		52,865,550
	Energy—7.5%
89,400	Chevron Corporation	9,201,048
96,500	ConocoPhillips	4,194,855
83,000	Devon Energy Corporation	3,661,130
77,900	ExxonMobil Corporation	6,799,112
34,600	Halliburton Company	1,552,848

135

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2016

Shares		Security	Value
		Energy (continued)
62,900		Marathon Petroleum Corporation	$ 2,553,111
77,500		Occidental Petroleum Corporation	5,651,300
92,200		PBF Energy, Inc. – Class “A”	2,087,408
75,500		Royal Dutch Shell, PLC – Class “A” (ADR)	3,780,285
30,000		Schlumberger, Ltd.	2,359,200
86,300		Suncor Energy, Inc.	2,397,414
			44,237,711
		Financials—16.2%
151,800		AllianceBernstein Holding, LP	3,461,040
45,000		American Express Company	2,881,800
60,000		American International Group, Inc.	3,560,400
21,300		Ameriprise Financial, Inc.	2,125,101
115,000		Bank of New York Mellon Corporation	4,586,200
151,900		Berkshire Hills Bancorp, Inc.	4,209,149
70,010		Chubb, Ltd.	8,796,756
162,000		Citizens Financial Group, Inc.	4,003,020
75,000		Discover Financial Services	4,241,250
150,000		Financial Select Sector SPDR Fund (ETF)	2,895,000
62,100		Invesco, Ltd.	1,941,867
95,000		iShares S&P U.S. Preferred Stock Index Fund (ETF)	3,752,500
147,800		JPMorgan Chase & Company	9,842,002
125,000		MetLife, Inc.	5,553,750
83,700		Oritani Financial Corporation	1,315,764
52,900		PNC Financial Services Group, Inc.	4,765,761
30,000		Prosperity Bancshares, Inc.	1,646,700
74,000		SPDR S&P Regional Banking (ETF)	3,127,980
209,300		Sterling Bancorp	3,662,750
27,800		Travelers Companies, Inc.	3,184,490
108,300		U.S. Bancorp	4,644,987
90,000		Waddell & Reed Financial, Inc. – Class “A”	1,634,400
215,500		Wells Fargo & Company	9,542,340
			95,375,007
		Health Care—12.6%
106,100		Abbott Laboratories	4,486,969
101,100		AbbVie, Inc.	6,376,377
4,240	*	Allergan, PLC	976,514
43,468		Baxter International, Inc.	2,069,077
28,000		Gilead Sciences, Inc.	2,215,360
52,400		GlaxoSmithKline, PLC (ADR)	2,260,012
114,400		Johnson & Johnson	13,514,072

136

Shares		Security	Value
		Health Care (continued)
9,500		McKesson Corporation	$ 1,584,125
55,094		Medtronic, PLC	4,760,122
190,211		Merck & Company, Inc.	11,871,069
394,124		Pfizer, Inc.	13,348,980
85,000		Phibro Animal Health Corporation – Class “A”	2,310,300
8,256		Shire, PLC (ADR)	1,600,508
25,500		Thermo Fisher Scientific, Inc.	4,056,030
51,952		Zoetis, Inc.	2,702,024
			74,131,539
		Industrials—10.7%
28,600		3M Company	5,040,178
12,700		A.O. Smith Corporation	1,254,633
55,000		Eaton Corporation, PLC	3,614,050
30,000	*	Generac Holdings, Inc.	1,089,000
14,800		General Dynamics Corporation	2,296,368
366,400		General Electric Company	10,852,768
61,900		Honeywell International, Inc.	7,216,921
45,000		Industrial Select Sector SPDR Fund (ETF)	2,627,100
33,600		Ingersoll-Rand, PLC	2,282,784
66,450		ITT, Inc.	2,381,568
100,000		Koninklijke Philips NV (ADR)	2,959,000
19,000		Lockheed Martin Corporation	4,554,680
70,000		Nielsen Holdings, PLC	3,749,900
23,000		Snap-On, Inc.	3,495,080
48,700		United Parcel Service, Inc. – Class “B”	5,325,832
42,500		United Technologies Corporation	4,318,000
			63,057,862
		Information Technology—14.5%
54,900		Apple, Inc.	6,206,445
185,000		Applied Materials, Inc.	5,577,750
28,600		Automatic Data Processing, Inc.	2,522,520
20,000		Broadcom, Ltd.	3,450,400
342,100		Cisco Systems, Inc.	10,851,412
14,489	*	Dell Technologies, Inc. – Class “V”	692,574
135,000		Hewlett Packard Enterprise Company	3,071,250
140,000		HP, Inc.	2,174,200
174,700		Intel Corporation	6,594,925
90,000		Juniper Networks, Inc.	2,165,400
59,600		Lam Research Corporation	5,644,716
47,600		Microchip Technology, Inc.	2,957,864

137

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2016

Shares		Security	Value
		Information Technology (continued)
225,000		Microsoft Corporation	$ 12,960,000
87,800		QUALCOMM, Inc.	6,014,300
70,000		Silicon Motion Technology Corporation (ADR)	3,625,300
108,300		Symantec Corporation	2,718,330
39,200		TE Connectivity, Ltd.	2,523,696
57,000		Technology Select Sector SPDR Fund (ETF)	2,723,460
50,000		Western Digital Corporation	2,923,500
			85,398,042
		Materials—3.5%
86,900		Dow Chemical Company	4,504,027
57,600		DuPont (E.I.) de Nemours & Company	3,857,472
132,300	*	Ferro Corporation	1,827,063
73,000		International Paper Company	3,502,540
31,700		LyondellBasell Industries NV – Class “A”	2,556,922
60,700		Olin Corporation	1,245,564
30,000		Steel Dynamics, Inc.	749,700
50,000		WestRock Company	2,424,000
			20,667,288
		Real Estate—3.4%
166,400		Brixmor Property Group, Inc. (REIT)	4,624,256
108,000		Chesapeake Lodging Trust (REIT)	2,473,200
61,000		iShares U.S. Real Estate ETF (ETF)	4,919,040
26,700		Select Income REIT (REIT)	718,230
95,000		Sunstone Hotel Investors, Inc. (REIT)	1,215,050
70,500		Tanger Factory Outlet Centers, Inc. (REIT)	2,746,680
151,800		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	3,372,996
			20,069,452
		Telecommunication Services—3.7%
260,730		AT&T, Inc.	10,588,245
222,800		Verizon Communications, Inc.	11,581,144
			22,169,389
		Utilities—4.0%
36,500		American Electric Power Company, Inc.	2,343,665
100,000		CenterPoint Energy, Inc.	2,323,000
35,000		Dominion Resources, Inc.	2,599,450
35,000		Duke Energy Corporation	2,801,400
113,000		Exelon Corporation	3,761,770

138

Shares or
Principal
Amount	Security	Value
	Utilities (continued)
17,100	NextEra Energy, Inc.	$ 2,091,672
24,000	Portland General Electric Company	1,022,160
130,000	PPL Corporation	4,494,100
41,200	Vectren Corporation	2,068,240
		23,505,457
Total Value of Common Stocks (cost $404,513,169)		556,577,439
	PREFERRED STOCKS—1.6%
	Financials—.6%
800	Citizens Financial Group, Inc., Series A, 5.5%, 2049	786,000
102,800	JPMorgan Chase & Co., Series Y, 6.125%, 2020	2,784,852
		3,570,852
	Health Care—.4%
2,600	Allergan, PLC, Series A, 5.5%, 2018	2,136,238
	Real Estate—.6%
50,500	Digital Realty Trust, Inc., Series G (REIT), 5.875%, 2049	1,293,810
	Urstadt Biddle Properties, Inc. (REIT)
46,000	Series F, 7.125%, 2049	1,202,900
49,000	Series G, 6.75%, 2049	1,291,150
		3,787,860
Total Value of Preferred Stocks (cost $9,629,279)		9,494,950
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—3.6%
	Federal Home Loan Bank:
$ 3,000M	0.28%, 10/13/2016	2,999,850
11,000M	0.295%, 10/21/2016	10,999,010
3,000M	0.27%, 10/24/2016	2,999,685
2,000M	0.285%, 11/8/2016	1,999,580
2,000M	0.27%, 11/23/2016	1,999,406
Total Value of Short-Term U.S. Government Agency Obligations (cost $20,996,002)		20,997,531
Total Value of Investments (cost $435,138,450)	99.6%	587,069,920
Other Assets, Less Liabilities	.4	2,738,409
Net Assets	100.0%	$589,808,329

*	Non-income producing

139

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2016

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$556,577,439	$—	$—	$556,577,439
Preferred Stocks	9,494,950	—	—	9,494,950
Short-Term U.S. Government
Agency Obligations	—	20,997,531	—	20,997,531
Total Investments in Securities*	$566,072,389	$20,997,531	$—	$587,069,920

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

140	See notes to financial statements

Portfolio Manager’s Letter
GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 6.03% for Class A shares, 5.29% for Class B shares, 6.48% for Advisor Class shares and 6.61% for Institutional Class shares, including dividends of 0.3 cents per share for Class A shares, none for Class B shares, 1.0 cents per share for Advisor Class shares and 1.1 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 39.7 cents per share on each class of shares.

Global equities advanced during the trailing twelve month period ending September 30, 2016. The period began with a broad global advance, as increasing signs of extended monetary policy accommodation by major central banks supported risk assets. After much anticipation, the Federal Reserve (“the Fed”) delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of 2015 as investors digested the impact of the rate increase and global economic development.

Worries about a growth slowdown in China also dominated the market narrative toward the end of 2015. Volatility in the market continued into 2016, as Chinese stocks plunged in early January, sparking a global risk-off trade and resulting in a double-digit decline in most major indices for the first six weeks of the year. Once again, extended accommodative monetary policy by major central banks helped support risk assets, and the market rallied sharply.

After a lengthy and at times acrimonious campaign, the British electorate voted to leave the European Union (Brexit). After the vote, global equities sharply sold off before quickly bouncing back, as expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. While the Fed signaled a higher probability of a rate hike before year-end, market participants appeared more fixated on the downshift in the dot plot (rate expectations of each member) toward the end of the period.

The Fund lagged the MSCI All Country World Index for the period, with the majority of underperformance occurring in the first half of 2016. The outcome of our process is a portfolio diversified across sectors, regions, investment insights and types of companies. However, the Fund may face short-term relative performance headwinds during extreme market periods when one factor dominates market performance, as extreme risk aversion did during the Chinese growth scare in the first quarter and the Brexit vote in the second quarter.

Weak security selection in the Consumer Discretionary and Financials sectors weighed on relative performance during the period. Sky, the largest pay TV provider in the UK, was the top detractor within Consumer Discretionary names and the Fund overall. The outcome of the UK referendum put significant downward pressure on the British pound and fears of a UK economic slowdown weighed on subscriber growth. Our outlook for the company remains intact, and we believe the stock has significant upside potential.

141

Portfolio Manager’s Letter (continued)
GLOBAL FUND

The Financials sector, particularly banks, declined more than the broader market at the beginning of 2016 and our bank exposure detracted from relative performance.

Positive selection within Information Technology and Industrials partially offset these results. China-based e-commerce leader, Alibaba, was the top contributor within Information Technology during the period. Shares of Alibaba advanced after beating quarterly earnings consensus estimates twice during the period. Alibaba has additional assets that we believe are undermonetized and underappreciated by the market, such as users’ data, cloud computing, payments, and a one-stop service platform for Chinese small-to-medium enterprises.

Sector allocation, a residual result of our bottom-up stock selection process, also weighed on relative returns. Underweight allocations to the strong performing Energy and Materials sectors more than offset positive contributions from the Fund’s overweight in Information Technology. A frictional cash position in a rising market also detracted from relative performance. On a regional basis, security selection within North America and Europe ex UK detracted the most from relative performance, while an underweight to the UK and selection within Japan contributed.

As of the end of the period, the Fund was most overweight the Industrials and Information Technology sectors, and most underweight Financials and Telecommunication Services. From a regional perspective, the Fund was most overweight North America and Europe (ex UK), and most underweight Asia Pacific and emerging markets.

Our economic outlook remains constructive. We continue to think the global economy will be stable, but slow growing, despite concerns for potential destabilization post-Brexit, China’s debt burden, and the very likely scenario under which the Fed starts to raise interest rates again. As we look across the opportunity set, we are still finding growth in this slower growth environment, as well as companies that can improve their returns on capital whether from industry consolidation, efficiency measures, or benefiting from a change in regulation.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

*Effective September 1, 2016, S&P Dow Jones Indices and MSCI implemented a new Real Estate sector under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes real estate for the period starting January 1, 2016 through August 31, 2016.

142

Fund Expenses (unaudited)
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.46%
Actual		$1,000.00	$1,045.84	$ 7.47
Hypothetical**		$1,000.00	$1,017.70	$ 7.36
Class B Shares	2.26%
Actual		$1,000.00	$1,042.85	$11.54
Hypothetical**		$1,000.00	$1,013.70	$11.38
Advisor Class Shares	1.05%
Actual		$1,000.00	$1,049.44	$ 5.38
Hypothetical**		$1,000.00	$1,019.75	$ 5.30
Institutional Class Shares	1.01%
Actual		$1,000.00	$1,049.15	$ 5.17
Hypothetical**		$1,000.00	$1,019.95	$ 5.10

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

143

Cumulative Performance Information (unaudited)
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Index.

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/06 with a theoretical investment in the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices. The Index consists of 46 country indices including 23 developed and 23 emerging market country indices. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

144

Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (0.08)%, 10.02% and 4.00%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 1.30%, 10.23% and 4.18%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 6.43% and 7.89%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 6.59% and 8.04%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 7.17%.

145

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2016

Shares		Security	Value
		COMMON STOCKS—97.6%
		United States—64.1%
29,550		Accenture, PLC – Class “A”	$ 3,610,124
18,470		Advance Auto Parts, Inc.	2,754,246
93,300		Air Lease Corporation	2,666,514
44,184	*	Allergan, PLC	10,176,017
27,846	*	Alliance Data Systems Corporation	5,973,802
12,955	*	Alphabet, Inc. – Class “C”	10,069,792
6,307	*	Amazon.com, Inc.	5,280,914
8,220		AMETEK, Inc.	392,752
35,920		Anadarko Petroleum Corporation	2,275,891
40,549		Baker Hughes, Inc.	2,046,508
468,990		Bank of America Corporation	7,339,694
26,575		Becton, Dickinson & Company	4,776,325
18,301		BlackRock, Inc.	6,633,381
125,708	*	Boston Scientific Corporation	2,991,850
175,120		Bristol-Myers Squibb Company	9,442,470
48,350	*	Cerner Corporation	2,985,613
80,568	*	Cognizant Technology Solutions Corporation – Class “A”	3,843,899
138,640		Colgate-Palmolive Company	10,278,770
165,670		Coty, Inc. – Class “A”	3,893,245
24,369		Danaher Corporation	1,910,286
122,884		Delphi Automotive, PLC	8,764,087
85,212		Delta Air Lines, Inc.	3,353,944
33,290		EOG Resources, Inc.	3,219,476
28,467		Equifax, Inc.	3,831,089
111,062		Estee Lauder Companies, Inc. – Class “A”	9,835,651
39,016		Expedia, Inc.	4,553,948
53,600		FedEx Corporation	9,362,848
65,128		Fortive Corporation	3,315,015
65,640		Fortune Brands Home & Security, Inc.	3,813,684
44,150		General Dynamics Corporation	6,850,314
53,895		Global Payments, Inc.	4,136,980
242,280		Hilton Worldwide Holdings, Inc.	5,555,480
73,030		Honeywell International, Inc.	8,514,568
86,780	*	IHS Markit, Ltd.	3,258,589
18,480	*	Incyte Corporation	1,742,479
295,861		Intel Corporation	11,168,753
37,394		IntercontinentalExchange, Inc.	10,072,448
49,967		Kansas City Southern, Inc.	4,662,920
356,600		Kinder Morgan, Inc.	8,248,158
66,481		L Brands, Inc.	4,704,860
37,310		Marriott International, Inc.	2,512,082

146

Shares		Security	Value
		United States (continued)
190,407		Microsoft Corporation	$ 10,967,443
39,220	*	Mobileye NV	1,669,595
231,104		Mondelez International, Inc. – Class “A”	10,145,466
11,366	*	Monster Beverage Corporation	1,668,643
62,365		Nielsen Holdings, PLC	3,340,893
115,050		NIKE, Inc.	6,057,383
53,870		Northern Trust Corporation	3,662,621
49,069		PNC Financial Services Group, Inc.	4,420,626
4,580	*	Priceline.com, Inc.	6,739,424
20,441		Public Storage (REIT)	4,561,205
11,168	*	Regeneron Pharmaceuticals, Inc.	4,489,759
24,890		S&P Global, Inc.	3,150,078
75,529	*	Salesforce.com, Inc.	5,387,484
80,744	*	ServiceNow, Inc.	6,390,888
29,395	*	Teledyne Technologies, Inc.	3,172,602
53,945		UnitedHealth Group, Inc.	7,552,300
81,016		VF Corporation	4,540,947
102,547		Visa, Inc. – Class “A”	8,480,637
29,825	*	WABCO Holdings, Inc.	3,386,032
230,848		WisdomTree Investments, Inc.	2,375,426
52,405	*	Workday, Inc. – Class A	4,805,014
178,138	*	WPX Energy, Inc.	2,349,640
			330,133,572
		United Kingdom—5.1%
312,027	*	Anglo American, PLC	3,913,279
66,911		AstraZeneca, PLC	4,339,779
203,880		Compass Group, PLC	3,950,651
2,510,796	*	Glencore, PLC	6,904,103
610,067		Sky, PLC	7,069,161
			26,176,973
		Japan—4.8%
14,915		Daito Trust Construction Company, Ltd.	2,379,075
351,000		Mitsubishi Electric Corporation	4,439,204
166,050		Seven & I Holdings Company, Ltd.	7,789,555
125,900		Sumitomo Mitsui Financial Group, Inc.	4,196,460
160,400		Tokio Marine Holdings, Inc.	6,064,529
			24,868,823

147

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2016

Shares		Security	Value
		Germany—4.8%
57,318		Beiersdorf AG	$ 5,405,415
54,943		Brenntag AG	2,999,927
540,753		E.ON AG	3,835,490
150,597	*	RWE AG	2,594,283
11,030		Siemens AG	1,291,102
227,421		Vonovia SE	8,610,774
			24,736,991
		China—3.2%
80,012	*	Alibaba Group Holding, Ltd. (ADR)	8,464,470
16,790	*	Baidu.com, Inc. (ADR)	3,056,955
1,542,000		CNOOC, Ltd.	1,912,490
1,882,000		PICC Property and Casualty Company, Ltd.	3,115,476
			16,549,391
		Netherlands—3.0%
86,110	*	AerCap Holdings NV	3,314,374
74,380	*	Mylan NV (ADR)	2,835,366
90,142	*	NXP Semiconductors NV	9,195,385
			15,345,125
		France—2.9%
117,739		Airbus Group SE	7,121,028
22,548		BNP Paribas SA	1,159,328
44,444		Essilor International SA	5,731,553
17,408		Total SA	824,650
			14,836,559
		Switzerland—1.9%
177,049		LafargeHolcim, Ltd.	9,567,754
		Belgium—1.8%
71,695		Anheuser-Busch InBev NV	9,390,846
		Italy—1.7%
102,068		Banca Generali SpA	1,958,370
131,117		Eni SpA	1,888,271
282,438		FinecoBank Banca Fineco SpA	1,635,570
69,590		Luxottica Group SpA	3,323,972
			8,806,183

148

Shares or
Principal
Amount		Security		Value
		Spain—1.0%
398,325		Repsol SA		$ 5,403,089
		India—1.0%
25,300		HDFC Bank, Ltd. (ADR)		1,818,817
936,065		ICICI Bank, Ltd.		3,545,040
				5,363,857
		South Korea—.9%
121,186		SK Hynix, Inc.		4,423,369
		Hong Kong—.8%
162,498		Hong Kong Exchanges & Clearing, Ltd.		4,269,647
		Australia—.3%
211,227		Westfield Corporation (REIT)		1,572,979
		Brazil—.3%
144,775	*	Petroleo Brasileiro SA (ADR)		1,350,751
Total Value of Common Stocks (cost $452,023,727)				502,795,909
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.7%
		United States
		Federal Home Loan Bank:
$3,000M		0.295%, 10/21/2016		2,999,730
3,000M		0.27%, 10/24/2016		2,999,685
3,000M		0.285%, 11/10/2016		2,999,334
Total Value of Short-Term U.S. Government Agency Obligations (cost $8,998,041)				8,998,749
Total Value of Investments (cost $461,021,768)			99.3%	511,794,658
Other Assets, Less Liabilities			.7	3,474,331
Net Assets			100.0%	$515,268,989

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

149

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2016

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$330,133,572	$—	$—	$330,133,572
United Kingdom	26,176,973	—	—	26,176,973
Japan	24,868,823	—	—	24,868,823
Germany	24,736,991	—	—	24,736,991
China	16,549,391	—	—	16,549,391
Netherlands	15,345,125	—	—	15,345,125
France	14,836,559	—	—	14,836,559
Switzerland	9,567,754	—	—	9,567,754
Belgium	9,390,846	—	—	9,390,846
Italy	8,806,183	—	—	8,806,183
Spain	5,403,089	—	—	5,403,089
India	5,363,857	—	—	5,363,857
South Korea	4,423,369	—	—	4,423,369
Hong Kong	4,269,647	—	—	4,269,647
Australia	1,572,979	—	—	1,572,979
Brazil	1,350,751	—	—	1,350,751
Short-Term U.S. Government
Agency Obligations	—	8,998,749	—	8,998,749
Total Investments in Securities	$502,795,909	$8,998,749	$—	$511,794,658

During the year ended September 30, 2016, there were no transfers between Level 1 investments and Level 2 investments that had a material inpact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

Transfers between Level 1 and Level 2 securities as of September 30, 2016 resulted from securities priced previously with an official close price (Level 1 securities) or securities fair valued by the Valuation Committee (Level 2 securities). Transfers from Level 2 to Level 1 as of September 30, 2016 were $100,400,287. Transfers, if any, between Levels are recognized at the end of the reporting period.

150	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 11.72% for Class A shares, 10.82% for Class B shares, 12.18% for Advisor Class shares and 12.18% for Institutional Class shares, including dividends of 23.5 cents per share for Class A shares, 7.7 cents per share for Class B shares, 28.6 cents per share for Advisor Class shares and 29.6 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 93.4 cents per share on each class of shares.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move

151

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

The Equity Market

Overall, U.S. equities (measured by the S&P 500 TR Index) posted a strong return of 15.43% for the 12 months ending September 30th. However, they experienced turbulent swings during this period. U.S. equity markets started the review period on a strong note, rallying 8.44% in October 2015 as they were recovering from the August and September sell-off. This was later followed by double-digit losses, amid worries about China, global growth and falling oil prices. Most of those fears subsided in mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected in 2016. Then, markets strongly rebounded from the February 11th bottom and gained almost 17% by the June 23rd Brexit vote. Markets then lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets then stayed calm for the rest of the summer before volatility returned in September.

Overall, mid-cap stocks (measured by the S&P Midcap 400 Index) and small caps (Russell 2000 Index) posted similar returns to large caps, returning 15.33% and 15.46% for the period. However, they experienced much wider swings within the period, especially small caps. Large caps led the market during the fourth quarter of 2015, while small caps outperformed during the third quarter of 2016.

Higher-yielding stocks, including Utilities and real estate investment trusts (“REITs”), outperformed for most of the review period, supported by the low yielding environment and lack of other higher-yielding options. However, they became expensive and fell out of favor in August and September as economic data hinted that the Fed might increase rates by the end of the year. Overall, the Dow Jones U.S. Select Dividend Index and Dow Jones U.S. Select REIT Index returned 22.24% and 17.70%, respectively, for the past 12 months. All of the S&P 500 sectors ended the review period in positive territory, ranging from 7.40% (Financials) to 26.82% (Telecom Services).

International equities were positive as well. Developed markets outside the U.S. and Canada (measured by the MSCI EAFE Index) finished the review period up 7.06%. Emerging markets (the MSCI EM Index) outperformed developed markets with a return of 17.21%. This was a result of negative yields on many developed market bonds which increased demand for emerging market assets with positive yields. Emerging markets also benefited from recovering commodity prices.

152

The Fund

During the period under review, the Fund’s results were driven by a generally favorable market backdrop characterized by periods of extreme low volatility, interrupted by several short-lived market drops and bouts of high volatility, like the UK Brexit vote in June and the Chinese market sell off in January of 2016. While macro trends showed gradual, but uneven, improving economic conditions over the course of the year, potential interest rate actions from the Fed hung over the markets, keeping stock markets fixated. This also had the effect of perpetuating the “yield” trade, where fixed income and equity investors sought out income producing investments, driving up the prices of that market subsector. The rally also took on a “risk on” flavor, as investors enjoyed continued low borrowing costs to indulge in higher risk (beta), lower-quality investments, narrowing the field for long-term market participants.

While absolute performance was positive, relative performance of the Fund lagged versus the market benchmark. Stock selection was solid, but sector allocations proved more problematic. Among sectors, Technology represented the bright spot for the Fund contributing most to absolute return. Investments in the Healthcare and Consumer Staples sectors also contributed. Among the laggards, shares of Industrials, Utilities, Financials and Materials sectors hurt performance on a relative basis, as the Fund was underweighted versus the index. Among market capitalization segments, the Fund’s large-cap stocks performed in line with the markets, while the small-cap and mid-cap segments lagged. The Fund allocated 72.8% of its holdings to large-cap stocks, 12.7% to mid-cap stocks and 14.5% to small-cap stocks (ranges defined by Lipper) as of September 30, 2016.

Among individual performers, shares of Technology stocks shone brightest. Semiconductor makers Broadcom (+38%), Intel (+25%), and Qualcomm (+27%) rallied strongly reflecting solid smartphone adoption as well as a rebound in enterprise computer spending. Likewise, telecom and networking equipment maker Cisco Systems rose 21%. Packaged software firms Microsoft and Symantec rallied similarly. Merger and acquisition activity also continued to benefit Fund share holdings, as shares of EMC Corporation and Sandisk finalized deals during the fiscal year.

Among healthcare names, strong pharmaceutical results buoyed Johnson & Johnson, which returned +27% for the year. Other large-cap pharmaceutical firms were also strong: Merck and animal drug maker, Zoetis returned +26% each. Medical product suppliers, Thermo Fisher Scientific returned +30%, while Medtronic was +29% amidst healthy surgical volumes and progress with the integration of its Covidien subsidiary. Shares of Baxalta (former biopharmaceutical spin-off of Baxter) returned +46% during the year, as it was acquired by Shire PLC from Ireland in June.

153

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

Among Consumer Staples names, shares of tobacco makers Philip Morris International (+23%) and Altria Group (+16%) were the top contributors. Despite consistent results, these shares benefited from the influx of yield-oriented investors seeking dividend plays. Both shares sport dividend yields near 4%. Tyson Foods—the global protein (pork, chicken, beef) leader—rose 73% on increased demand, good pricing and continued benefits from its purchase of the Hillshire Farms packaged food business.

Among laggards, the Industrials sector was a disappointment, as the Fund was underweight versus peers. Additionally, shares of ManpowerGroup—one of the largest global staffing firms—fell 12% after the surprising Brexit vote outcome in June. Two-thirds of the company’s revenue is derived in Europe. The Brexit vote threatens slower European economic growth, which tends to be a negative for all staffing firms. Financials was also a source of underperformance. We have maintained an underweight versus the benchmark over the past several years, as increased regulatory scrutiny has limited profit upside. The underweighting versus the benchmark hurt the Fund again this year.

Finally, the persistence of continued low interest rates (particularly following the UK Brexit vote) continued to benefit the relative performance strength of higher dividend-paying stocks, perceived as stable. The Fund’s underweighting of the Utilities sector proved a drag on relative performance. While not typically core to the Fund’s strategy of emphasizing growth first, and income as a secondary consideration, this sector was a key beneficiary of this year’s market flows. Partially offsetting this were the Fund’s positions in Utility-like names: Telecommunications giants AT&T and Verizon, which returned +22% and +25% for the fiscal year, respectively.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

154

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.16%
Actual		$1,000.00	$1,064.77	$5.99
Hypothetical**		$1,000.00	$1,019.20	$5.86
Class B Shares	1.92%
Actual		$1,000.00	$1,060.55	$9.89
Hypothetical**		$1,000.00	$1,015.40	$9.67
Advisor Class Shares	0.76%
Actual		$1,000.00	$1,066.88	$3.93
Hypothetical**		$1,000.00	$1,021.20	$3.84
Institutional Class Shares	0.74%
Actual		$1,000.00	$1,066.87	$3.82
Hypothetical**		$1,000.00	$1,021.30	$3.74

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

155

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/06 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

156

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Advisor Class, the “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 9.34%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 9.38%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 12.01%.

157

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2016

Shares		Security	Value
		COMMON STOCKS—99.1%
		Consumer Discretionary—19.3%
425,000		American Eagle Outfitters, Inc.	$ 7,590,500
300,000		Big Lots, Inc.	14,325,000
281,500		BorgWarner, Inc.	9,903,170
425,000		CBS Corporation – Class “B”	23,264,500
307,500		Delphi Automotive, PLC	21,930,900
375,000		DSW, Inc. – Class “A”	7,680,000
169,600		Foot Locker, Inc.	11,485,312
675,000		Ford Motor Company	8,147,250
137,100		Harman International Industries, Inc.	11,578,095
180,000		Home Depot, Inc.	23,162,400
400,530		Johnson Controls International, PLC	18,636,661
220,000		L Brands, Inc.	15,569,400
164,700		Lear Corporation	19,964,934
230,000		Magna International, Inc.	9,878,500
220,000	*	Michaels Companies, Inc.	5,317,400
924,450		Newell Brands, Inc.	48,681,537
87,400		Oxford Industries, Inc.	5,916,980
198,300		Penske Automotive Group, Inc.	9,554,094
275,000	*	Select Comfort Corporation	5,940,000
485,000		Stein Mart, Inc.	3,079,750
300,000		Tupperware Brands Corporation	19,611,000
160,000		Walt Disney Company	14,857,600
60,000		Whirlpool Corporation	9,729,600
170,000		Wyndham Worldwide Corporation	11,446,100
			337,250,683
		Consumer Staples—9.8%
60,300		AdvancePierre Foods Holdings, Inc.	1,661,868
480,000		Altria Group, Inc.	30,350,400
54,100		B&G Foods, Inc. – Class “A”	2,660,638
360,000		Coca-Cola Company	15,235,200
290,000		CVS Health Corporation	25,807,100
560,404		Koninklijke Ahold Delhaize NV (ADR)	12,693,151
139,200		Nu Skin Enterprises, Inc. – Class “A”	9,017,376
165,000		PepsiCo, Inc.	17,947,050
295,000		Philip Morris International, Inc.	28,679,900
105,000		Procter & Gamble Company	9,423,750
80,000		Tyson Foods, Inc. – Class “A”	5,973,600
160,000		Wal-Mart Stores, Inc.	11,539,200
			170,989,233

158

Shares		Security	Value
		Energy—5.9%
138,000		Anadarko Petroleum Corporation	$ 8,743,680
35,000		Chevron Corporation	3,602,200
230,000		ConocoPhillips	9,998,100
175,000		Devon Energy Corporation	7,719,250
200,000		ExxonMobil Corporation	17,456,000
100,000		Hess Corporation	5,362,000
300,000		Marathon Oil Corporation	4,743,000
339,498		Marathon Petroleum Corporation	13,780,224
100,000		Occidental Petroleum Corporation	7,292,000
100,000		PBF Energy, Inc. – Class “A”	2,264,000
115,000		Phillips 66	9,263,250
48,300		Schlumberger, Ltd.	3,798,312
350,200		Suncor Energy, Inc.	9,728,556
			103,750,572
		Financials—11.9%
250,000		American Express Company	16,010,000
215,000		American International Group, Inc.	12,758,100
153,000		Ameriprise Financial, Inc.	15,264,810
130,000		Chubb, Ltd.	16,334,500
515,000		Citizens Financial Group, Inc.	12,725,650
325,000		Discover Financial Services	18,378,750
550,000		Financial Select Sector SPDR Fund (ETF)	10,615,000
25,000		iShares Core S&P Mid-Cap ETF (ETF)	3,867,750
100,000		iShares Russell 2000 ETF (ETF)	12,421,000
396,730		JPMorgan Chase & Company	26,418,251
210,500		MetLife, Inc.	9,352,515
56,300		Morgan Stanley	1,804,978
150,000		PNC Financial Services Group, Inc.	13,513,500
250,000		SPDR S&P Regional Banking (ETF)	10,567,500
355,000		U.S. Bancorp	15,225,950
287,050		Wells Fargo & Company	12,710,574
			207,968,828
		Health Care—18.9%
425,000		Abbott Laboratories	17,973,250
335,000		AbbVie, Inc.	21,128,450
35,000	*	Allergan, PLC	8,060,850
260,000	*	AMN Healthcare Services, Inc.	8,286,200
168,669		Baxter International, Inc.	8,028,644
170,000		Cardinal Health, Inc.	13,209,000

159

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2016

Shares		Security	Value
		Health Care (continued)
105,600	*	Centene Corporation	$ 7,070,976
160,000	*	Express Scripts Holding Company	11,284,800
320,000		Gilead Sciences, Inc.	25,318,400
262,500		Hill-Rom Holdings, Inc.	16,269,750
270,625		Johnson & Johnson	31,968,931
9,375	*	Mallinckrodt, PLC	654,187
70,900		McKesson Corporation	11,822,575
160,000		Medtronic, PLC	13,824,000
325,000		Merck & Company, Inc.	20,283,250
120,000	*	Mylan NV	4,574,400
3,000	*	Patheon NV (ADR)	88,890
869,301		Pfizer, Inc.	29,443,225
298,100		Phibro Animal Health Corporation – Class “A”	8,102,358
64,162		Shire, PLC (ADR)	12,438,445
260,000		Thermo Fisher Scientific, Inc.	41,355,600
230,000	*	VWR Corporation	6,522,800
260,000		Zoetis, Inc.	13,522,600
			331,231,581
		Industrials—8.3%
140,000		3M Company	24,672,200
360,000		General Electric Company	10,663,200
209,700		Honeywell International, Inc.	24,448,923
55,000		Ingersoll-Rand, PLC	3,736,700
226,700		ITT, Inc.	8,124,928
200,000		Koninklijke Philips NV (ADR)	5,918,000
20,000		Lockheed Martin Corporation	4,794,400
130,000		ManpowerGroup, Inc.	9,393,800
90,300		Nielsen Holdings, PLC	4,837,371
59,400		Robert Half International, Inc.	2,248,884
125,000		Snap-On, Inc.	18,995,000
110,400		Textainer Group Holdings, Ltd.	826,896
170,000		Textron, Inc.	6,757,500
390,200		Triton International, Ltd.	5,146,738
150,000		United Technologies Corporation	15,240,000
			145,804,540
		Information Technology—18.0%
310,000		Apple, Inc.	35,045,500
625,000		Applied Materials, Inc.	18,843,750
750,000		ARRIS International, PLC	21,247,500

160

Shares		Security	Value
		Information Technology (continued)
90,000		Broadcom, Ltd.	$ 15,526,800
900,000		Cisco Systems, Inc.	28,548,000
105,887	*	Dell Technologies, Inc. – Class “V”	5,061,399
250,000	*	eBay, Inc.	8,225,000
894,700		Hewlett Packard Enterprise Company	20,354,425
583,775		Intel Corporation	22,037,506
75,000		International Business Machines Corporation	11,913,750
260,000		Juniper Networks, Inc.	6,255,600
200,500		Methode Electronics, Inc.	7,011,485
625,000		Microsoft Corporation	36,000,000
90,000	*	NXP Semiconductors NV	9,180,900
350,000		Oracle Corporation	13,748,000
300,000		QUALCOMM, Inc.	20,550,000
61,800		Sabre Corporation	1,741,524
617,200		Symantec Corporation	15,491,720
85,400		TE Connectivity, Ltd.	5,498,052
242,900		Travelport Worldwide, Ltd.	3,650,787
140,000		Western Digital Corporation	8,185,800
			314,117,498
		Materials—1.1%
40,000		Praxair, Inc.	4,833,200
135,000		RPM International, Inc.	7,252,200
125,000		Trinseo SA	7,070,000
			19,155,400
		Real Estate—2.4%
570,000		Brixmor Property Group, Inc. (REIT)	15,840,300
76,530		Real Estate Select Sector SPDR Fund (ETF)	2,507,888
661,267		Sunstone Hotel Investors, Inc. (REIT)	8,457,605
185,000		Tanger Factory Outlet Centers, Inc. (REIT)	7,207,600
373,500		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	8,299,170
			42,312,563
		Telecommunication Services—2.5%
530,000		AT&T, Inc.	21,523,300
425,000		Verizon Communications, Inc.	22,091,500
			43,614,800

161

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2016

Shares or
Principal
Amount	Security		Value
	Utilities—1.0%
450,000	Exelon Corporation		$ 14,980,500
81,200	NiSource, Inc.		1,957,732
			16,938,232
Total Value of Common Stocks (cost $1,124,163,423)			1,733,133,930
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.0%
$17,500M	Federal Home Loan Bank, 0.28%, 10/13/2016 (cost $17,498,366)		17,499,125
Total Value of Investments (cost $1,141,661,789)		100.1%	1,750,633,055
Excess of Liabilities Over Other Assets		(.1)	(2,080,501)
Net Assets		100.0%	$1,748,552,554

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

162

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,733,133,930	$—	$—	$1,733,133,930
Short-Term U.S. Government
Agency Obligations	—	17,499,125	—	17,499,125
Total Investments in Securities*	$1,733,133,930	$17,499,125	$—	$1,750,633,055

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	163

Portfolio Managers’ Letter
HEDGED U.S. EQUITY OPPORTUNITIES FUND

Dear Investor:

This is the annual report for the First Investors Hedged U.S. Equity Opportunities Fund for the fiscal year ended September 30, 2016. The Fund was launched on August 1, 2016 and the comments below reflect the period August 1, 2016 through September 30, 2016. During the period, the Fund’s return on a net asset value basis was –0.90% for Class A shares, –0.90% for Advisor Class shares and –0.90% for Institutional Class shares. The Fund did not distribute any dividends or capital gains.

U.S. equities were modestly positive during the partial period, despite heightened volatility in September. A confluence of worries contributed to the increased volatility, including uncertainty surrounding the U.S. presidential election and the Federal Reserve’s (“the Fed’s”) rate hike time-line, as well as tepid economic data and valuation concerns. However, some fairly dovish takeaways from the Fed’s September meeting helped equities rebound in the second half of the month. In particular, expectations for long-run U.S. growth and the pace of rate hikes were ratcheted lower by Federal Open Market Committee members. Finally, polls conducted after the first U.S. presidential debate favored Hillary Clinton over Donald Trump, leading to a temporary relief rally in riskier assets.

The Fund underperformed its benchmark (70% Russell 3000, 30% BofA Merrill Lynch U.S. 3-Month Treasury Bill Index) for the period.

The Fund’s active equity strategy weighed on returns for the period relative to the Russell 3000 Index. Security selection, particularly within the Healthcare and Information Technology sectors, detracted from performance. Pharmaceutical company Bristol-Myers Squibb accounted for the majority of security selection detraction during the period. The stock underperformed during the quarter after the company announced trial results that did not meet expectations for their leading drug, Opdivo, as a treatment in first line lung cancer. We remain positive on the company as we believe its unique drug assets in a number of different therapeutic categories support a strong growth outlook. Underweight exposure to the strong-performing information technology sector also detracted from relative results. Strong selection within Energy, Materials, and Financials partially offset these results.

The beta hedge, which is designed to reduce the Fund’s equity exposure through selling futures on U.S. indices, detracted from results during the period. Short exposure to the Russell 2000 Index weighed on performance, as the Index advanced during the period. The Fund’s tail risk management strategy, which is designed to reduce the risk of loss during sharp market declines, detracted from results as the S&P 500 Index advanced during the period.

164

Globally, we see varying degrees of improving momentum in the economic data coming from Europe, Japan and Emerging Markets, and solid data from the U.S. and China. In the U.S., a combination of stabilizing capital expenditures, an end to inventory destocking, and a still decent—albeit selective—consumer, support a more positive outlook domestically. The U.S. presidential election and Fed interest rate decisions are the key potentially transformative events in the coming quarter, although expectations of a December rate hike look well entrenched.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

165

Fund Expenses (unaudited)
HEDGED U.S. EQUITY OPPORTUNITIES FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(8/1/16)*	(9/30/16)	(8/1/16–9/30/16)**
Class A Shares	1.75%
Actual		$1,000.00	$ 991.00	$2.90
Hypothetical***		$1,000.00	$1,005.41	$2.92
Advisor Class Shares	1.42%
Actual		$1,000.00	$ 991.00	$2.36
Hypothetical***		$1,000.00	$1,005.96	$2.37
Institutional Class Shares	1.31%
Actual		$1,000.00	$ 991.00	$2.17
Hypothetical***		$1,000.00	$1,006.15	$2.19

*	Commencement of operations.

**	Actual expenses reflect only from the commencment of operations to the end of the period covered (August 1, 2016 through September 30, 2016). Therefore expenses shown are lower than would be expected for a six-month period. Actual expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 61/366 (to reflect the inception period).
Expenses paid during the period are net of expenses waived and/or assumed.

***	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total value of investments.

166

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2016

Shares		Security	Value
		COMMON STOCKS—94.3%
		Consumer Discretionary—10.9%
1,263		Advance Auto Parts, Inc.	$ 188,339
289	*	Amazon.com, Inc.	241,983
2,407	*	CarMax, Inc.	128,413
2,737		D.R. Horton, Inc.	82,657
649		Delphi Automotive, PLC	46,287
2,468		DSW, Inc. – Class “A”	50,545
2,297		Expedia, Inc.	268,106
212,339	*	Global Brands Group Holding, Ltd. (Hong Kong)	21,627
1,590		Harley-Davidson, Inc.	83,618
1,294		Harman International Industries, Inc.	109,278
922		John Wiley & Sons, Inc. – Class “A”	47,584
1,710		Las Vegas Sands Corporation	98,393
1,650		Lennar Corporation	69,861
2,303		Lowe’s Companies, Inc.	166,300
1,726		McDonald’s Corporation	199,111
2,507	*	Netflix, Inc.	247,065
6,143		NIKE, Inc. – Class “B”	323,429
1,707	*	Norwegian Cruise Line Holdings, Ltd.	64,354
124	*	NVR, Inc.	203,344
696	*	Panera Bread Company	135,525
154	*	Priceline Group, Inc.	226,609
540		Ralph Lauren Corporation	54,616
3,063		SES SA (Luxembourg)	75,131
3,712		Sky, PLC (United Kingdom)	43,013
2,661		TJX Companies, Inc.	198,990
1,091	*	Toll Brothers, Inc.	32,577
1,664	*	TripAdvisor, Inc.	105,132
4,378	*	Wayfair, Inc. – Class “A”	172,362
			3,684,249
		Consumer Staples—9.0%
2,508		Altria Group, Inc.	158,581
1,272		British American Tobacco, PLC (United Kingdom)	81,281
1,068		Church & Dwight Company, Inc.	51,179
461		Clorox Company	57,708
9,974		Coca-Cola Company	422,100
4,733		Colgate-Palmolive Company	350,905
3,887		Costco Wholesale Corporation	592,806

167

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2016

Shares		Security	Value
		Consumer Staples (continued)
1,539	*	Coty, Inc. – Class “A” (a)	$ 35,705
1,338		General Mills, Inc.	85,471
709		Hershey Company	67,780
772		Kimberly-Clark Corporation	97,380
494		McCormick & Company, Inc.	49,360
1,736	*	Monster Beverage Corporation	254,862
6,808	*	Nomad Foods, Ltd.	80,471
1,695		PepsiCo, Inc.	184,365
1,838		Philip Morris International, Inc.	178,690
2,600		Procter & Gamble Company	233,350
1,494		Sysco Corporation	73,221
			3,055,215
		Energy—4.5%
2,012		Anadarko Petroleum Corporation	127,480
2,291		Cabot Oil & Gas Corporation	59,108
1,984		Canadian Natural Resources, Ltd.	63,567
2,358	*	Cobalt International Energy, Inc.	2,924
1,949	*	Continental Resources, Inc.	101,270
2,936	*	Diamondback Energy, Inc.	283,441
1,956		Halliburton Company	87,785
521		Helmerich & Payne, Inc.	35,063
531		Hess Corporation	28,472
1,408		HollyFrontier Corporation	34,496
3,347		Marathon Oil Corporation	52,916
458		National Oilwell Varco, Inc.	16,827
4,808	*	Newfield Exploration Company	208,956
1,504		Pioneer Natural Resources Company	279,218
1,333		QEP Resources, Inc.	26,034
2,576	*	Southwestern Energy Company	35,652
5,354		Trican Well Service, Ltd. (Canada)	10,978
1,693		World Fuel Services Corporation	78,318
			1,532,505
		Financials—14.8%
173	*	Alleghany Corporation	90,828
1,097		Allstate Corporation	75,890
4,145		American Express Company	265,446
1,586		American International Group, Inc.	94,113
492	*	Arch Capital Group, Ltd.	38,996
2,653		Arthur J. Gallagher & Company	134,958
605		Axis Capital Holdings, Ltd.	32,870

168

Shares		Security	Value
		Financials (continued)
2,027		Berkshire Hathaway, Inc. – Class “B”	$ 292,841
505		BlackRock, Inc.	183,042
3,278		Chubb, Inc.	411,881
670		Cincinnati Financial Corporation	50,531
3,367		Citigroup, Inc.	159,023
2,291		Comerica, Inc.	108,410
176		Cullen/Frost Bankers, Inc.	12,661
218		Everest Re Group, Ltd.	41,413
573		FactSet Research Systems, Inc.	92,883
183		Fairfax Financial Holdings, Ltd. (Canada)	107,226
117		First Citizens Bancshares, Inc.	34,385
911		First Republic Bank	70,247
2,327	*	Gores Holdings, Inc.	25,132
1,302		IBERIABANK Corporation	87,390
1,065		JPMorgan Chase & Company	70,918
2,298		M & T Bank Corporation	266,798
332	*	Markel Corporation	308,352
4,523		Marsh & McLennan Companies, Inc.	304,172
4,136		MetLife, Inc.	183,762
293		Moody’s Corporation	31,726
4,098		PNC Financial Services Group, Inc.	369,189
2,407		Principal Financial Group	123,985
1,968		Progressive Corporation	61,992
2,086		Raymond James Financial, Inc.	121,426
975		Reinsurance Group of America, Inc.	105,242
280		RenaissanceRe Holdings, Ltd.	33,645
506		SEI Investments Company	23,079
367		Torchmark Corporation	23,448
740		Travelers Companies, Inc.	84,767
3,814		Unum Group	134,672
603		W.R. Berkley Corporation	34,829
86	*	White Mountains Insurance Group	71,380
3,934		XL Group, Ltd.	132,300
3,697		Zions Bancorporation	114,681
			5,010,529
		Health Care—14.7%
710	*	ABIOMED, Inc.	91,292
1,682	*	Acadia Healthcare Company, Inc.	83,343
639	*	Alder Biopharmaceuticals, Inc.	20,940
1,725	*	Align Technology, Inc.	161,719
1,020	*	Alkermes, PLC (Ireland)	47,971

169

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2016

Shares		Security	Value
		Health Care (continued)
1,495	*	Allergan, PLC	$ 344,313
1,170	*	athenahealth, Inc.	147,560
163	*	Biogen, Inc.	51,024
9,347		Bristol-Myers Squibb Company	503,990
2,545		Cardinal Health, Inc.	197,747
1,282		Danaher Corporation	100,496
686	*	DaVita, Inc.	45,324
1,682		Dentsply Sirona, Inc.	99,961
2,030	*	DexCom, Inc.	177,950
325		Eli Lilly & Company	26,085
2,514	*	Endo International, PLC	50,657
7,972	*	Envision Healthcare Holdings, Inc.	177,536
1,310		Incyte Pharmaceutical, Inc.	123,520
3,850		Johnson & Johnson	454,801
742	*	Laboratory Corporation of America	102,010
2,809		McKesson Corporation	468,401
341	*	MEDNAX, Inc.	22,591
3,643		Medtronic, PLC	314,755
3,970		Merck & Company, Inc.	247,768
258		Mettler-Toledo International	108,316
6,666	*	Mylan NV (Netherlands)	254,108
4,706	*	Novavax, Inc.	9,788
696		Regeneron Pharmaceuticals, Inc.	279,806
435	*	Tesaro, Inc.	43,604
1,295		Teva Pharmaceutical Industries, Ltd. (Isreal)	59,583
1,182		UnitedHealth Group, Inc.	165,480
			4,982,439
		Industrials—12.8%
860		3M Company	151,558
1,344		Alaska Air Group, Inc.	88,516
3,157		Allison Transmission Holdings, Inc.	90,543
191		AMERCO	61,928
4,417		Canadian National Railway Company (Canada)	288,732
697		Cintas Corporation	78,482
3,930		CSX Corporation	119,865
717		Eaton Corporation, PLC	47,114
730		Equifax, Inc.	98,243
1,308		Fastenal Company	54,648
2,015	*	Generac Holdings, Inc.	73,145
4,781	*	Genesee & Wyoming, Inc.	329,650
1,539	*	Hertz Global Holdings, Inc	61,806

170

Shares		Security	Value
		Industrials (continued)
1,139		Honeywell International, Inc.	$ 132,796
274		Hubbell, Inc.	29,521
1,308		IDEX Corporation	122,390
85	*	FleetCor Technologies, Inc.	14,767
9,849	*	IHS Markit, Ltd.	369,830
1,096		J.B. Hunt Transport Services, Inc.	88,929
3,291		Knight Transportation, Inc.	94,419
1,076		Lennox International, Inc.	168,964
1,159		Lockheed Martin Corporation	277,836
1,130		MSC Industrial Direct Company, Inc. – Class “A”	82,953
1,366	*	Middleby Corporation	168,865
416		Northrop Grumman Corporation	89,003
1,620		PACCAR, Inc.	95,224
679		Raytheon Company	92,432
1,004		Republic Services, Inc.	50,652
687		Ryder System, Inc.	45,308
4,143		Sanwa Holdings Corporation (Japan)	39,671
457		UniFirst Corporation	60,260
2,431		Union Pacific Corporation	237,095
4,180		United Parcel Service, Inc. – Class “B”	457,125
1,201		Waste Management, Inc.	76,576
			4,338,846
		Information Technology—14.3%
1,715	*	Accenture, PLC – Class “A”	209,522
2,233		Activision Blizzard, Inc.	98,922
2,088	*	Akamai Technologies, Inc.	110,643
1,718	*	Alibaba Group Holding, Ltd.	181,747
151	*	Alphabet, Inc. – Class “A”	121,413
278	*	Alphabet, Inc. – Class “C”	216,087
1,514		Amphenol Corporation	98,289
875		Analog Devices, Inc.	56,394
1,631		ARRIS International, PLC	46,206
1,115	*	Arrow Electronics, Inc.	71,327
2,082		Automatic Data Processing, Inc.	183,632
2,915		Booz Allen Hamilton Holdings Corporation	92,143
418		Broadcom, Ltd.	72,113
3,967		Cisco Systems, Inc.	125,833
933	*	CoStar Group, Inc.	202,023
1,135	*	Envestnet, Inc.	41,371
1,288		Facebook, Inc. – Class “A”	165,212

171

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2016

Shares		Security	Value
		Information Technology (continued)
6,085	*	Genpact, Ltd.	$ 145,736
1,393		Global Payments, Inc.	106,927
1,145		Harris Corporation	104,893
4,751	*	Just Eat, PLC (United Kingdom)	33,007
269		Lam Research Corporation	25,477
901		Microchip Technology, Inc.	55,988
1,806	*	Microsemi Corporation	75,816
6,295		Microsoft Corporation	362,592
3,200		Mobileye NV (Netherlands)	136,224
837		Motorola Solutions, Inc.	63,846
95	*	Pure Storage, Inc.	1,287
1,996	*	Qorvo, Inc.	111,257
2,932		ServiceNow, Inc.	232,068
2,461		Silicon Motion Technology Corporation (ADR)	127,455
1,338		Skyworks Solutions, Inc.	101,875
5,852		SS&C Technologies Holdings, Inc.	188,142
3,852	*	Trimble, Inc.	110,013
1,449	*	VeriSign, Inc.	113,370
1,934		Visa, Inc.	159,942
1,109		Western Digital Corporation	64,843
3,561		Workday, Inc. – Class “A”	326,508
2,946	*	Zillow Group, Inc. – Class “A”	101,490
			4,841,633
		Materials—3.0%
898		Ball Corporation	73,591
510		Bemis Company, Inc.	26,015
2,859		Celanese Corporation – Class “A”	190,295
1,902		CF Industries Holdings, Inc.	46,314
2,174	*	Constellium NV- Class “A”	15,653
1,335		CRH, PLC	44,332
5,589	*	Louisiana-Pacific Corporation	105,241
2,816		Methanex Corporation	100,475
10,429	*	Platform Specialty Products Corporation	84,579
1,122		Praxair, Inc.	135,571
987		Reliance Steel & Aluminum Company	71,094
247		Sherwin-Williams Company	68,335
1,021		Silgan Holdings, Inc.	51,652
			1,013,147

172

Shares	Security	Value
	Real Estate—3.4%
1,943	American Capital Agency Corporation (REIT)	$ 37,966
2,512	American Tower Corporation (REIT)	284,685
4,474	Annaly Mortgage Management (REIT)	46,977
2,669	Columbia Property Trust, Inc. (REIT)	59,759
865	Crown Castle International Corporation (REIT)	81,492
297	Federal Realty Investment Trust (REIT)	45,717
3,909	Host Hotels & Resorts, Inc. (REIT)	60,863
1,164	PS Buisness Park, Inc. (REIT)	132,195
884	Public Storage (REIT)	197,256
6,603	STORE Capital Corporation (REIT)	194,590
		1,141,500
	Telecommunication Services—1.5%
5,543	AT&T, Inc.	225,101
5,850	Verizon Communications, Inc.	304,083
		529,184
	Utilities—5.4%
2,408	Alliant Energy Corporation	92,250
999	AMEREN Corporation	49,131
1,239	American Electric Power Company, Inc.	79,556
527	Atmos Energy Corporation	39,246
1,152	CMS Energy Corporation	48,396
888	Consolidated Edison, Inc.	66,866
1,290	Dominion Resources, Inc.	95,808
629	DTE Energy Company	58,918
1,313	Duke Energy Corporation	105,093
959	Edison International	69,288
1,073	Eversource Energy	58,135
2,635	Exelon Corporation	87,719
879	NextEra Energy, Inc.	107,519
1,959	OGE Energy Corporation	61,944
2,932	PG&E Corporation	179,350
548	Pinnacle West Capital Corporation	41,643
620	SCANA Corporation	44,869
1,129	Sempra Energy	121,018
1,916	Southern Company	98,291

173

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2016

Shares	Security		Value
	Utilities (continued)
4,637	UGI Corporation		$ 209,778
1,026	WEC Energy Group, Inc.		61,437
1,579	Xcel Energy, Inc.		64,960
			1,841,215
Total Value of Common Stocks (cost $31,856,980)		94.3%	31,970,462
Other Assets, Less Liabilities		5.7	1,932,828
Net Assets		100.0%	$33,903,290

*	Non-income producing

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

Summary of Abbreviations:
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

	Expiration	Exercise
PUT OPTIONS PURCHASED—2.3%	Date	Price	Contracts	Value
S&P 500 Index	12/16/16	1,950.00	13	$ 16,900
S&P 500 Index	3/17/17	1,950.00	16	55,760
S&P 500 Index	6/16/17	1,950.00	16	96,401
Total Value of Put Options Purchased (cost $237,357)				$169,061

	Expriration	Exercise
PUT OPTIONS WRITTEN—2.3%	Date	Price	Contracts	Value
S&P 500 Index	12/16/16	1,700.00	2	$ (482)
S&P 500 Index	3/17/17	1,700.00	5	(6,350)
S&P 500 Index	6/16/17	1,700.00	27	(68,985)
Total Value of Put Options Written (premium received $89,006)				$(75,817)

174

Futures contracts outstanding at September 30, 2016:

				Value at
Number of			Value at	September 30,	Unrealized
Contracts	Type	Expiration	Trade Date	2016	Depreciation
32	S&P 500	Dec. 2016	$3,428,060	$3,399,417	$(28,643)
	E-mini
28	Russell 2000	Dec. 2016	3,436,360	3,377,426	(58,934)
	Mini
					$(87,577)

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$31,970,462	$—	$—	$31,970,462
Other Assets
Put Options Purchased	$169,061	$—	$—	$169,061
Liabilities
Put Options Written	$(75,817)	$—	$—	$(75,817)
Futures Contracts	(87,577)	—	—	(87,577)
	$(163,394)	$—	$—	$(163,394)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	175

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2016. During the period, the Fund outperformed its benchmark, the MSCI EAFE Index, which returned 7.06%. The Fund’s return on a net asset value basis was 8.80% for Class A shares, 7.83% for Class B shares, 9.22% for Advisor Class shares and 9.39% for Institutional Class shares, including dividends of 5.2 cents per share for Class A shares, 2.5 cents per share for Class B shares, 6.4 cents per share for Advisor Class shares and 6.8 cents per share for Institutional Class shares.

Global equity markets were generally positive for the fiscal year, with emerging markets outperforming their developed market counterparts. After posting slightly positive results for the fourth quarter of 2015, emerging market equities rebounded in the first quarter of 2016, driven by stronger commodity prices, a sharp rise in many emerging market currencies, and lower expectations for U.S. rate increases. The rally that began in the first quarter reversed in May as investors digested waning commodities prices and the prospect of a U.S. rate hike. Emerging markets rebounded again in the third quarter as lower-than-expected interest rates in the United States continued to support demand for higher-yielding assets in the emerging world. Improved capital flows helped some emerging market currencies recover lost ground relative to the U.S. dollar and stabilizing commodity prices helped a number of markets.

In the fourth quarter of 2015, the European Central Bank (“ECB”) announced stimulus and cut its deposit rate by 10 basis points to –0.3%, which was on the lower end of expectations and disappointed markets. In the first quarter of 2016, the ECB announced a stimulus package that lowered its main policy rates and expanded its asset purchase program. While the package exceeded investors’ expectations, ECB President Mario Draghi hinted that future hikes were unlikely to be forthcoming, which drove European stocks down. Economic data signaled that the Eurozone economy continued to grow, albeit slowly. In the second quarter, European equity markets gained momentum with a weaker euro, encouraging macroeconomic data and hopes for a new debt deal with Greece. On June 23rd, the UK’s unexpected vote to exit the European Union (Brexit) shocked financial markets, prompting increased volatility with a sell-off in global risk assets, rallies in safe-haven assets and a sharp decline in the British pound against its major trading currencies. However, most global equity market indices recovered some of their losses in the few trading days after Brexit. In the third quarter, European markets were bolstered by a rapid recovery from the Brexit sell-off and a generally optimistic second quarter reporting season.

In many sectors, price-earnings (“P/E”) ratios are now near the high end of their historic ranges and can reverse as interest rates rise. We are cognizant of this risk and

176

evaluate the P/E of each of our holdings relative to their own history. Over the course of this year, we have trimmed back some positions that have appreciated and have gotten closer to or reached our price targets. While we scaled back some positions in our portfolios, we increased exposure to others. We further added to our U.S. and Chinese e-commerce exposure. Our Chinese exposure does not reflect a top-down view on China, rather a deepening of our conviction of the long term growth potential of the leading Chinese e-commerce companies. We continue to maintain our meaningful overweight to the Consumer Staples sector.

We caution investors that, given our consistent focus on investing in high quality growth companies for an absolute return, we will often underperform the market during abrupt recoveries. Relative performance could suffer from continued flows into cyclical areas or a further appreciation in oil or commodity prices. As bottom-up investors, the quality of the franchises we own and their ability to deliver is paramount to our investment process. While some businesses we own have come under pressure, we are confident in our portfolio holdings and their ability to deliver high single digit to low double-digit earnings growth over time. And, through our in-depth, fundamental research, we continue to find new opportunities.

The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

Top Contributors

Investors were drawn to Philip Morris International as the company continues to perform well. Philip Morris International produces and sells cigarettes under brands such as Marlboro and L&M. In our opinion, the company has strong pricing power, leading brands, consistent currency earnings growth, opportunities for cost savings, and a large dividend. The company is also investing behind next generation products such as its heat-not-burn device, iQos.

British American Tobacco (“BAT”), with its stability and consistency of earnings, was also a top contributor. While based in the UK, its earnings come from outside of it. Currency, after years of being a headwind, is turning into a tailwind due to favorable currency translation as BAT reports its earnings in British Pound Sterling (“GBP”). The company also reported solid first quarter 2016 numbers, highlighting its strong business model even in volatile markets. BAT is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the company’s revenue and over 70% of volumes are generated from emerging markets. It has great global brands including Dunhill,

177

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Kent, Lucky Strike, Pall Mall and Rothmans. The company should be able to deliver consistent high single-digit earnings growth in constant currencies as it has strong pricing power, and opportunities to increase margins through cost saves, while paying a very hefty dividend.

Bottom Contributors

Persimmon was a bottom contributor. We continue to like Persimmon, and we think it’s a strong business in a fundamentally strong housebuilding industry in the UK, due to various structural reasons, including limited land, restrictive planning and a consolidated builder industry. But, due to the uncertainty around the effects of Brexit, concerns around continued volume growth and pricing of new home sales in the UK make it difficult to have visibility on Persimmon in the near and medium term. As a result, we sold the stock.

Lloyds Banking Group sold off in the last few days of June, following the Brexit referendum, as the resulting uncertainty raised the chance that the UK will slide into a recession. We continue to like Lloyds’s competitive position in the concentrated UK banking market. As the largest UK retail bank, Lloyds enjoys substantial economies of scale. Its operations are comprised of simple retail and commercial businesses. However, the macroeconomic environment in the UK will be challenging, as both consumer and business confidence will suffer from the uncertainty surrounding the UK’s relationship with the EU.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

*Mr. Benkendorf became the Fund’s portfolio manager on March 7, 2016.

178

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.61%
Actual		$1,000.00	$1,033.16	$ 8.18
Hypothetical**		$1,000.00	$1,016.95	$ 8.12
Class B Shares	2.46%
Actual		$1,000.00	$1,028.78	$12.48
Hypothetical**		$1,000.00	$1,012.70	$12.38
Advisor Class Shares	1.25%
Actual		$1,000.00	$1,035.08	$ 6.36
Hypothetical**		$1,000.00	$1,018.75	$ 6.31
Institutional Class Shares	1.12%
Actual		$1,000.00	$1,036.52	$ 5.70
Hypothetical**		$1,000.00	$1,019.40	$ 5.65

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

179

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 9/30/06 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The Indices consist of 21 developed market country indices. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of

180

a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.49% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.71%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The MSCI EAFE Index (Gross) return and MSCI EAFE Index (Net) return since inception of the Advisor Class shares and Institutional Class shares are 3.79% and 3.30%, respectively.

181

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2016

Shares		Security	Value
		COMMON STOCKS—97.7%
		United Kingdom—19.7%
268,354		British American Tobacco, PLC	$ 17,147,776
33,437		DCC, PLC	3,044,573
170,744		Diageo, PLC	4,892,026
849,741		Domino’s Pizza Group, PLC	4,113,675
134,494		Imperial Brands, PLC	6,926,741
2,011,843		Lloyds Banking Group, PLC	1,422,465
146,299		Reckitt Benckiser Group, PLC	13,776,211
116,894		SABMiller, PLC	6,810,433
			58,133,900
		United States—15.2%
49,156		Accenture, PLC – Class “A”	6,005,389
12,099	*	Alphabet, Inc. – Class “C”	9,404,432
73,493		MasterCard, Inc.	7,479,383
162,021		Philip Morris International, Inc.	15,751,682
4,155	*	Priceline Group, Inc.	6,114,041
			44,754,927
		Switzerland—10.0%
883		Chocoladefabriken Lindt & Spruengli AG	5,103,495
149,000		Nestle SA – Registered	11,740,556
39,723		Roche Holding AG – Genusscheine	9,854,084
205,887		UBS Group AG	2,803,793
			29,501,928
		India—9.5%
711,169		HDFC Bank, Ltd.	13,595,847
17,295		HDFC Bank, Ltd. (ADR)	1,243,338
501,987		Housing Development Finance Corporation, Ltd.	10,506,065
780,263		ITC, Ltd.	2,828,422
			28,173,672
		France—6.3%
204,775		Bureau Veritas SA	4,392,521
31,629		Essilor International SA	4,078,915
7,342		Hermes International	2,987,721
22,397		L’Oreal SA	4,229,362
25,489		Sodexo SA	3,035,121
			18,723,640

182

Shares		Security	Value
		Japan—6.2%
30,910		Daito Trust Construction Company, Ltd.	$ 4,930,420
127,800		Japan Tobacco, Inc.	5,191,146
19,100		Shimano, Inc.	2,810,236
202,600		Unicharm Corporation	5,211,598
			18,143,400
		China—4.2%
58,841	*	Alibaba Group Holding, Ltd. (ADR)	6,224,789
220,026		Tencent Holdings, Ltd.	6,042,176
			12,266,965
		Netherlands—4.0%
253,565		Unilever NV-CVA	11,699,954
		Canada—3.6%
136,006		Alimentation Couche-Tard, Inc. – Class “B”	6,591,152
60,256		Canadian National Railway Company	3,938,835
			10,529,987
		Spain—3.1%
30,760		Aena SA	4,536,995
215,674		Grifols SA	4,646,904
			9,183,899
		Germany—3.1%
100,228		SAP SE	9,110,920
		Australia—2.9%
59,316		CSL, Ltd.	4,857,539
60,403		Ramsay Health Care, Ltd.	3,657,678
			8,515,217
		Denmark—2.7%
37,576		Coloplast A/S – Series “B”	2,914,055
123,377		Novo Nordisk A/S – Series “B”	5,126,515
			8,040,570
		South Africa—2.5%
43,403		Naspers, Ltd.	7,512,602

183

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2016

Shares or
Principal
Amount	Security		Value
	Belgium—2.0%
45,289	Anheuser-Busch InBev NV		$ 5,932,101
	Ireland—1.4%
36,865	Paddy Power, PLC		4,170,240
	Hong Kong—1.3%
527,972	Link REIT (REIT)		3,879,945
Total Value of Common Stocks (cost $215,115,600)			288,273,867
	SHORT-TERM CORPORATE NOTES—1.7%
	United States
	Federal Home Loan Bank:
$3,000M	0.295%, 10/21/2016		2,999,730
1,000M	0.23%, 11/8/2016		999,790
1,000M	0.285%, 11/8/2016		999,790
Total Value of Short-Term Corporate Notes (cost $4,998,964)			4,999,310
Total Value of Investments (cost $220,114,564)		99.4%	293,273,177
Other Assets, Less Liabilities		.6	1,758,601
Net Assets		100.0%	$295,031,778

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

184

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$58,133,900	$—	$—	$58,133,900
United States	44,754,927	—	—	44,754,927
Switzerland	29,501,928	—	—	29,501,928
India	28,173,672	—	—	28,173,672
France	18,723,640	—	—	18,723,640
Japan	18,143,400	—	—	18,143,400
China	12,266,965	—	—	12,266,965
Netherlands	11,699,954	—	—	11,699,954
Canada	10,529,987	—	—	10,529,987
Spain	9,183,899	—	—	9,183,899
Germany	9,110,920	—	—	9,110,920
Australia	8,515,217	—	—	8,515,217
Denmark	8,040,570	—	—	8,040,570
South Africa	7,512,602	—	—	7,512,602
Belgium	5,932,101	—	—	5,932,101
Ireland	4,170,240	—	—	4,170,240
Hong Kong	3,879,945	—	—	3,879,945

185

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2016

	Level 1	Level 2	Level 3	Total
Short-Term U.S. Government
Agency Obligations	$—	$4,999,310	$—	$4,999,310
Total Investments in Securities	$288,273,867	$4,999,310	$—	$293,273,177

During the year ended September 30, 2016, there were no transfers between Level 1 investments and Level 2 investments that had a material inpact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

Transfers between Level 1 and Level 2 securities as of September 30, 2016 resulted from securities priced previously with an official close price (Level 1 securities) or securities fair valued by the Valuation Committee (Level 2 securities). Transfers from Level 2 to Level 1 as of September 30, 2016 were $186,167,898. Transfers, if any, between Levels are recognized at the end of the reporting period.

186	See notes to financial statements

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 7.39% for Class A shares, 6.58% for Class B shares, 7.69% for Advisor Class shares and 7.84% for Institutional Class shares, including dividends of 4.3 cents per share for Class A shares, none for Class B shares, 6.7 cents per share for Advisor Class shares and 8.4 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $3.18 per share on each class of shares.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

187

Portfolio Managers’ Letter (continued)
OPPORTUNITY FUND

The Equity Market

Overall, U.S. equities (measured by the S&P 500 TR Index) posted a strong return of 15.43% for the 12 months ending September 30th. However, they experienced turbulent swings during this period. U.S. equity markets started the review period on a strong note, rallying 8.44% in October 2015 as they were recovering from the August and September sell-off. This was later followed by double-digit losses, amid worries about China, global growth and falling oil prices. Most of those fears subsided in mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected in 2016. Then, markets strongly rebounded from the February 11th bottom and gained almost 17% by the June 23rd Brexit vote. Markets then lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets then stayed calm for the rest of the summer before volatility returned in September.

Overall, mid-cap stocks (measured by the S&P Midcap 400 Index) and small caps (Russell 2000 Index) posted similar returns to large caps, returning 15.33% and 15.46% for the period. However, they experienced much wider swings within the period, especially small caps. Large caps led the market during the fourth quarter of 2015, while small caps outperformed during the third quarter of 2016.

Higher-yielding stocks, including Utilities and real estate investment trusts (“REITs”) outperformed for most of the review period, supported by the low yielding environment and lack of other higher-yielding options. However, they became expensive and fell out of favor in August and September as economic data hinted that the Fed might increase rates by the end of the year. Overall, the Dow Jones U.S. Select Dividend Index and Dow Jones U.S. Select REIT Index returned 22.24% and 17.70%, respectively, for the past 12 months. All of the S&P 500 sectors ended the review period in positive territory, ranging from 7.40% (Financials) to 26.82% (Telecom Services).

International equities were positive as well. Developed markets outside the U.S. and Canada (measured by the MSCI EAFE Index) finished the review period up 7.06%. Emerging markets (measured by the MSCI EM Index) outperformed developed markets with a return of 17.21%. This was a result of negative yields on many developed market bonds which increased demand for emerging market assets with positive yields. Emerging markets also benefited from recovering commodity prices.

The Fund

While absolute performance was positive, the Fund underperformed the S&P 400 Mid-Cap Index. On a relative basis, stock selection in the Industrial sector, as well as our underweight of the Real Estate sector, were the primary reasons for underperformance. In Industrials, ManpowerGroup—one of the three largest temporary staffing firms in the world—fell sharply after the surprising Brexit vote outcome in June. Two-thirds

188

of ManpowerGroup’s revenue is derived in Europe. The Brexit vote threatens slower European economic growth, which tends to be a negative for all staffing firms. Separately, for the year, the Fund carried a significant underweight in the Real Estate sector. Beginning in mid-March, REITs outperformed both the S&P 400 Index and broader financials after the Fed lowered the number of expected 2016 rate increases to two from four. Then, after the surprising Brexit vote outcome in June, REITs outperformed again as low rates looked to persist even longer, and investors viewed U.S. real estate as a safe haven.

Among positive contributors to relative performance, the Fund’s stock selection within the Consumer Staples sector helped. Tyson Foods—a producer of chicken, beef and pork products—increased synergies from its Hillshire Brands acquisition. Tyson Foods also benefited from lower feed costs and higher cattle and hog supplies. Additionally, Tupperware Brands—a global direct seller of beauty and personal care products—benefited from strong sales growth in emerging markets, particularly in China, Mexico and Brazil.

The Fund’s absolute performance was mainly attributable to investments in information technology and consumer staples. Among our information technology stocks, Lam Research Corporation—a supplier of capital equipment to the semiconductor industry—benefited from increased industry spending, particularly for 3D NAND, which is the latest generation of high-density storage drives. Among our Consumer Staples stocks, Tyson Foods and Tupperware Brands—discussed above—both delivered strong results on an absolute basis as well.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

189

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.22%
Actual		$1,000.00	$1,048.93	$ 6.25
Hypothetical**		$1,000.00	$1,018.90	$ 6.16
Class B Shares	1.97%
Actual		$1,000.00	$1,044.71	$10.07
Hypothetical**		$1,000.00	$1,015.15	$ 9.92
Advisor Class Shares	0.92%
Actual		$1,000.00	$1,050.30	$ 4.72
Hypothetical**		$1,000.00	$1,020.40	$ 4.65
Institutional Class Shares	0.78%
Actual		$1,000.00	$1,051.02	$ 4.00
Hypothetical**		$1,000.00	$1,021.10	$ 3.94

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

190

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/06 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

191

Cumulative Performance Information (unaudited) (continued)
OPPORTUNITY FUND

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 10.16% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 10.34%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 10.54%.

192

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2016

Shares		Security	Value
		COMMON STOCKS—95.1%
		Consumer Discretionary—25.1%
450,000		American Eagle Outfitters, Inc.	$ 8,037,000
175,000	*	Belmond, Ltd. – Class “A”	2,224,250
230,000		Big Lots, Inc.	10,982,500
181,500		BorgWarner, Inc.	6,385,170
210,000		Caleres, Inc.	5,310,900
229,600		Delphi Automotive, PLC	16,375,072
330,000		DSW, Inc. – Class “A”	6,758,400
124,400		Foot Locker, Inc.	8,424,368
85,000		Group 1 Automotive, Inc.	5,429,800
86,100		Harman International Industries, Inc.	7,271,145
110,000	*	Helen of Troy, Ltd.	9,478,700
126,700		L Brands, Inc.	8,966,559
108,200		Lear Corporation	13,116,004
165,000		Magna International, Inc.	7,086,750
285,000	*	Michaels Companies, Inc.	6,888,450
658,770		Newell Brands, Inc.	34,690,828
65,000		Nordstrom, Inc.	3,372,200
64,800		Oxford Industries, Inc.	4,386,960
205,200		Penske Automotive Group, Inc.	9,886,536
25,000		Ralph Lauren Corporation	2,528,500
245,100		Ruth’s Hospitality Group, Inc.	3,460,812
255,000	*	Select Comfort Corporation	5,508,000
308,000	*	ServiceMaster Global Holdings, Inc.	10,373,440
393,400		Stein Mart, Inc.	2,498,090
420,000	*	TRI Pointe Group, Inc.	5,535,600
215,000		Tupperware Brands Corporation	14,054,550
40,500		Whirlpool Corporation	6,567,480
475,000	*	William Lyon Homes – Class “A”	8,811,250
130,000		Wyndham Worldwide Corporation	8,752,900
			243,162,214
		Consumer Staples—5.5%
82,300		AdvancePierre Foods Holdings, Inc.	2,268,188
52,800		B&G Foods, Inc. – Class “A”	2,596,704
90,000	*	Herbalife, Ltd.	5,579,100
415,625		Koninklijke Ahold Delhaize NV (ADR)	9,413,906
20,800		McCormick & Company, Inc.	2,078,336
89,200		Nu Skin Enterprises, Inc. – Class “A”	5,778,376
250,000		Pinnacle Foods, Inc.	12,542,500

193

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2016

Shares		Security	Value
		Consumer Staples (continued)
98,700		Tootsie Roll Industries, Inc.	$ 3,635,121
45,000		Tyson Foods, Inc. – Class “A”	3,360,150
266,900	*	U.S. Foods Holding Corporation	6,301,509
			53,553,890
		Energy—2.8%
30,100	*	Dril-Quip, Inc.	1,677,774
80,000		EOG Resources, Inc.	7,736,800
90,000		EQT Corporation	6,535,800
85,000		Hess Corporation	4,557,700
80,000		National Oilwell Varco, Inc.	2,939,200
180,000		PBF Energy, Inc. – Class “A”	4,075,200
			27,522,474
		Financials—13.1%
68,000		Ameriprise Financial, Inc.	6,784,360
220,000		Berkshire Hills Bancorp, Inc.	6,096,200
480,000		Citizens Financial Group, Inc.	11,860,800
230,000		Discover Financial Services	13,006,500
400,000		Financial Select Sector SPDR Fund (ETF)	7,720,000
135,000		First Republic Bank	10,409,850
91,250		Great Western Bancorp, Inc.	3,040,450
120,000		iShares Core S&P Mid-Cap ETF (ETF)	18,565,200
160,000		iShares Russell 2000 ETF (ETF)	19,873,600
120,000		NASDAQ, Inc.	8,104,800
220,000		National General Holdings Corporation	4,892,800
225,000		SPDR S&P Regional Banking (ETF)	9,510,750
210,600		Sterling Bancorp	3,685,500
170,000		Waddell & Reed Financial, Inc. – Class “A”	3,087,200
			126,638,010
		Health Care—15.6%
50,000	*	Allergan, PLC	11,515,500
150,000	*	AMN Healthcare Services, Inc.	4,780,500
80,000	*	AmSurg Corporation	5,364,000
245,600	*	Centene Corporation	16,445,376
70,700	*	Charles River Laboratories International, Inc.	5,892,138
75,000		Dentsply Sirona, Inc.	4,457,250
140,000		Gilead Sciences, Inc.	11,076,800
247,500		Hill-Rom Holdings, Inc.	15,340,050

194

Shares		Security	Value
		Health Care (continued)
80,000		McKesson Corporation	$ 13,340,000
3,000	*	Patheon NV	88,890
51,500		Perrigo Company, PLC	4,754,995
350,500		Phibro Animal Health Corporation – Class “A”	9,526,590
230,000	*	Prestige Brands Holdings, Inc.	11,102,100
75,000		Quest Diagnostics, Inc.	6,347,250
125,000		Thermo Fisher Scientific, Inc.	19,882,500
50,000	*	VCA, Inc.	3,499,000
255,000	*	VWR Corporation	7,231,800
			150,644,739
		Industrials—10.0%
130,000		A.O. Smith Corporation	12,842,700
160,300		ESCO Technologies, Inc.	7,441,126
65,000		Ingersoll-Rand, PLC	4,416,100
224,100		ITT, Inc.	8,031,744
82,500		J.B. Hunt Transport Services, Inc.	6,694,050
247,200		Korn/Ferry International	5,191,200
115,000		ManpowerGroup, Inc.	8,309,900
85,200		Nielsen Holdings, PLC	4,564,164
82,500		Regal Beloit Corporation	4,907,925
59,300		Robert Half International, Inc.	2,245,098
40,000		Roper Technologies, Inc.	7,298,800
95,000		Snap-On, Inc.	14,436,200
184,600		Textron, Inc.	7,337,850
245,200		Triton International, Ltd.	3,234,188
			96,951,045
		Information Technology—12.6%
580,000	*	ARRIS International, PLC	16,431,400
70,000		Broadcom, Ltd.	12,076,400
90,000	*	Fiserv, Inc.	8,952,300
251,500		Juniper Networks, Inc.	6,051,090
167,500		Lam Research Corporation	15,863,925
79,000		Methode Electronics, Inc.	2,762,630
50,400		Sabre Corporation	1,420,272
165,500		Silicon Motion Technology Corporation (ADR)	8,571,245
445,500		Symantec Corporation	11,182,050
14,300	*	Synchronoss Technologies, Inc.	588,874
36,900		TE Connectivity, Ltd.	2,375,622

195

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2016

Shares		Security	Value
		Information Technology (continued)
564,800		Travelport Worldwide, Ltd.	$ 8,488,944
275,000		Technology Select Sector SPDR Fund (ETF)	13,139,500
175,000		Western Digital Corporation	10,232,250
52,400	*	Zebra Technologies Corporation – Class “A”	3,647,564
			121,784,066
		Materials—2.8%
185,600	*	Ferro Corporation	2,563,136
40,000		Praxair, Inc.	4,833,200
440,000	*	Summit Materials, Inc. – Class “A”	8,162,000
197,400		Trinseo SA	11,164,944
			26,723,280
		Real Estate—4.5%
403,500		Brixmor Property Group, Inc. (REIT)	11,213,265
150,000		Douglas Emmett, Inc. (REIT)	5,494,500
45,000		Federal Realty Investment Trust (REIT)	6,926,850
610,000		FelCor Lodging Trust, Inc. (REIT)	3,922,300
55,658		Real Estate Select Sector SPDR Fund (ETF)	1,823,913
618,644		Sunstone Hotel Investors, Inc. (REIT)	7,912,457
150,000		Tanger Factory Outlet Centers, Inc. (REIT)	5,844,000
			43,137,285
		Utilities—3.1%
4,100		Black Hills Corporation	251,002
69,000		NiSource, Inc.	1,663,590
144,800		Portland General Electric Company	6,167,032
135,000		SCANA Corporation	9,769,950
200,000		WEC Energy Group, Inc.	11,976,000
			29,827,574
Total Value of Common Stocks (cost $667,719,445)			919,944,577

196

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—4.7%
	Federal Home Loan Bank:
$13,000M	0.295%, 10/21/2016		$ 12,998,830
6,000M	0.27%, 10/24/2016		5,999,370
6,500M	0.295%, 10/24/2016		6,499,317
3,000M	0.285%, 11/8/2016		2,999,370
6,000M	0.285%, 11/10/2016		5,998,668
11,000M	0.23%, 11/23/2016		10,996,733
Total Value of Short-Term U.S. Government Agency Obligations (cost $45,489,081)			45,492,288
Total Value of Investments (cost $713,208,526)		99.8%	965,436,865
Other Assets, Less Liabilities		.2	1,893,859
Net Assets		100.0%	$967,330,724

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

197

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$919,944,577	$—	$—	$919,944,577
Short-Term U.S. Government
Agency Obligations	—	45,492,288	—	45,492,288
Total Investments in Securities*	$919,944,577	$45,492,288	$—	$965,436,865

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

198	See notes to financial statements

Portfolio Manager’s Letter
REAL ESTATE FUND

Dear Investor:

This is the annual report for the First Investors Real Estate Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 15.19% for Class A shares, 15.66% for Advisor Class shares and 15.89% for Institutional Class shares, including dividends of 18.3 cents per share for Class A shares, 20.8 cents per share for Advisor Class shares and 21.4 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 2.2 cents per share on each class of shares.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international

199

Portfolio Manager’s Letter (continued)
REAL ESTATE FUND

bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

The Equity Market

Overall, U.S. equities (measured by the S&P 500 TR Index) posted a strong return of 15.43% for the 12 months ending September 30th. However, they experienced turbulent swings during this period. U.S. equity markets started the review period on a strong note, rallying 8.44% in October 2015 as they were recovering from the August and September sell-off. This was later followed by double-digit losses, amid worries about China, global growth and falling oil prices. Most of those fears subsided in mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected in 2016. Then, markets strongly rebounded from the February 11th bottom and gained almost 17% by the June 23rd Brexit vote. Markets then lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets then stayed calm for the rest of the summer before volatility returned in September.

Overall, mid-cap stocks (measured by the S&P Midcap 400 Index) and small caps (Russell 2000 Index) posted similar returns to large caps, returning 15.33% and 15.46% for the period. However, they experienced much wider swings within the period, especially small caps. Large caps led the market during the fourth quarter of 2015, while small caps outperformed during the third quarter of 2016.

Higher-yielding stocks, including Utilities and real estate investment trusts (“REITs”), outperformed for most of the review period, supported by the low yielding environment and lack of other higher-yielding options. However, they became expensive and fell out of favor in August and September as economic data hinted that the Fed might increase rates by the end of the year. Overall, the Dow Jones U.S. Select Dividend Index and Dow Jones U.S. Select REIT Index returned 22.24% and 17.70%, respectively, for the past 12 months. All of the S&P 500 sectors ended the review period in positive territory, ranging from 7.40% (Financials) to 26.82% (Telecom Services).

International equities were positive as well. Developed markets outside the U.S. and Canada (measured by the MSCI EAFE Index) finished the review period up 7.06%. Emerging markets (the MSCI EM Index) outperformed developed markets with a return of 17.21%. This was a result of negative yields on many developed market bonds which increased demand for emerging market assets with positive yields. Emerging markets also benefited from recovering commodity prices.

200

The Fund

The past fiscal year proved to be eventful and volatile for U.S. REITs and the equity market in general. The Federal Reserve initiated an interest rate hike in December 2015, the first hike since 2006. This was quickly followed by concerns over an economic slowdown in China, falling commodity prices, and the unexpected Brexit role that is still playing out.

Aided by a growing U.S. economy and strong employment, investors seemed to shrug off these negatives mentioned above. The U.S. broader equity market had double digit positive total return. U.S. REITs, further supported by a compression of government bond yield (10-year Treasury yield declined to 1.59% versus 2.04% one year ago), outperformed the broader U.S. market.

Single Tenant (+58.3%) was the strongest performing sector followed by Industrial (+42.8%). The worst performing sectors were Diversified (+6.1%) and Hotels (+6.8%).

Top relative contributors were Single Tenant and Hotels. Worst relative detractors were Self Storage and Industrial.

Sector allocation and stock selection in the Hotels, Healthcare, Manufactured Homes and Office sectors contributed positively to the Fund’s performance relative to the benchmark Dow Jones U.S. Select REIT Total Return Index. Most of the negative effects were from sector allocation in Industrial and Self Storage, and stock selection in the Diversified sector.

In the Office sector, our overweight position in Corporate Office Properties and underweight in SL Green Realty Corporation contributed to relative performance. In our view, office demand is supported by robust employment growth and supply remains muted.

In the Healthcare sector, our overweight position in Ventas helped relative performance as the stock benefited from dividend yield compression. Our overweight position in Care Capital Properties detracted from relative performance, as investors were concerned about portfolio transition and bloated expenses.

Underweight in the Industrial sector hurt relative performance, while stock selection within the sector was neutral. The continued growth of e-commerce drove demand for industrial real estate. We believe the sector’s strong performance has led to overvaluation.

201

Portfolio Manager’s Letter (continued)
REAL ESTATE FUND

In Single Tenant, our overweight position in Select Income REIT boosted relative performance. We sold National Retail Properties to recycle capital into better ideas.

New supply in coastal markets has depressed rental rates in the Apartment sector. Apartment REITs generally have reported lackluster earnings and guidance. Demand is still healthy, driven by strong employment. We expect demand and supply to revert back to a healthy balance in the next two years. Overweight in AvalonBay Communities and Equity Residential negatively impacted relative performance.

In Malls, our overweight position in Tanger Factory Outlet, CBL & Associates Properties and WP Glimcher contributed to performance. CBL & Associates Properties was cleared by the SEC over an allegation of accounting irregularities, proving our thesis. We have reduced our position in CBL as the stock rebounded. We continue to find the Malls sector to be attractive due to valuation.

Stock selection and sector allocation in Hotels contributed to relative performance. We took advantage of the sell-off in the first quarter of 2016, as investors were selling due to fear, not fundamentals. The outlook for Hotels should be soft under the prospect of a stronger U.S. dollar.

At the end of the period, the Fund maintained an overweight exposure to Self Storage and Malls and was underweight to Industrial and Shopping Centers.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

202

Fund Expenses (unaudited)
REAL ESTATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.45%
Actual		$1,000.00	$1,018.36	$7.32
Hypothetical**		$1,000.00	$1,017.75	$7.31
Advisor Class Shares	1.12%
Actual		$1,000.00	$1,020.48	$5.66
Hypothetical**		$1,000.00	$1,019.40	$5.65
Institutional Class Shares	1.00%
Actual		$1,000.00	$1,021.71	$5.05
Hypothetical**		$1,000.00	$1,020.00	$5.05

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

203

Cumulative Performance Information (unaudited)
REAL ESTATE FUND

Comparison of change in value of $10,000 investment in the First Investors Real Estate Fund (Class A shares) and the Dow Jones U.S. Select REIT Index.

The graph compares a $10,000 investment in the First Investors Real Estate Fund (Class A shares) beginning 4/6/15 (commencement of operations) with a theoretical investment in the Dow Jones U.S. Select REIT Index (the “Index”). The Index intends to measure the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI), which represents equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S. The indices are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance

204

may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 8.43% and (1.91)%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 15.57% and 2.76%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 15.83% and 2.48%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

†The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 4/6/15 (commencement of operations).

205

Portfolio of Investments (continued)
REAL ESTATE FUND
September 30, 2016

Shares	Security	Value
	COMMON STOCKS—96.4%
	Apartments REITs—14.4%
11,737	Apartment Investment & Management Company – Class “A”	$ 538,846
23,367	AvalonBay Communities, Inc.	4,155,587
5,227	Camden Property Trust	437,709
51,766	Equity Residential	3,330,107
7,911	Essex Property Trust, Inc.	1,761,780
10,954	Mid-America Apartment Communities	1,029,567
7,432	Post Properties, Inc.	491,478
8,351	UDR, Inc.	300,553
		12,045,627
	Diversified REITs—6.7%
25,762	Communications Sales & Leasing, Inc.	809,184
3,048	CorEnergy Infrastructure Trust, Inc.	89,398
81,445	Corrections Corporation of America	1,129,642
1,457	Digital Realty Trust, Inc.	141,504
30,516	Duke Realty Corporation	834,002
2,487	DuPont Fabros Technology, Inc.	102,589
2,737	Liberty Property Trust	110,438
23,564	Vornado Realty Trust	2,384,912
2,840	Whitestone REIT	39,419
		5,641,088
	Health Care REITs—12.9%
51,816	Care Capital Properties, Inc.	1,476,756
82,931	HCP, Inc.	3,147,231
1,630	Healthcare Realty Trust, Inc.	55,518
3,260	Healthcare Trust of America, Inc.	106,341
1,650	LTC Properties, Inc.	85,784
6,080	Omega Heathcare Investors, Inc.	215,536
19,225	Senior Housing Properties Trust	436,600
62,234	Ventas, Inc.	4,395,587
11,380	Welltower, Inc.	850,883
		10,770,236

206

Shares		Security	Value
		Hotels REITs—2.8%
16,612		Hospitality Properties Trust	$ 493,709
78,504		Host Hotels & Resorts, Inc.	1,222,307
22,945		LaSalle Hotel Properties	547,697
7,948		Sunstone Hotel Investors, Inc.	101,655
			2,365,368
		Manufactured Homes REITs—2.7%
18,364		Equity LifeStyle Properties, Inc.	1,417,334
10,371		Sun Communities, Inc.	813,916
			2,231,250
		Mortgage REITs—.1%
5,269		American Capital Agency Corporation	102,956
		Office Property REITs—10.2%
9,051		Alexandria Real Estate Equities, Inc.	984,477
19,944		Boston Properties, Inc.	2,718,168
5,700		Brandywine Realty Trust	89,034
16,890		City Office REIT, Inc.	215,010
17,825		Corporate Office Properties Trust	505,339
5,120		Douglas Emmett, Inc.	187,546
7,040		Empire State Realty Trust, Inc. – Class “A”	147,488
20,515	*	Equity Commonwealth	619,963
424		Franklin Street Properties Corporation	5,342
10,665		Mack-Cali Realty Corporation	290,301
43,470		New York REIT, Inc.	397,751
52,597		Paramount Group, Inc.	862,065
12,680		Piedmont Office Realty Trust, Inc. – Class “A”	276,044
5,912		SL Green Realty Corporation	639,087
36,865		Tier REIT, Inc.	569,196
			8,506,811
		Real Estate Owners/Development—.6%
12,286		RMR Group, Inc. – Class “A”	466,131
		Real Estate Services—2.9%
91,416	*	Marcus & Millichap, Inc.	2,390,528
		Regional Malls REITs—20.3%
80,899		CBL & Associates Properties, Inc.	982,114
90,103		General Growth Properties, Inc.	2,486,843
7,690		Macerich Company	621,890

207

Portfolio of Investments (continued)
REAL ESTATE FUND
September 30, 2016

Shares	Security	Value
	Regional Malls REITs (continued)
4,945	Pennsylvania Real Estate Investment Trust	$ 113,883
40,113	Simon Property Group, Inc.	8,303,792
54,928	Tanger Factory Outlet Centers, Inc.	2,139,995
21,441	Taubman Centers, Inc.	1,595,425
56,320	Washington Prime Group, Inc.	697,242
		16,941,184
	Shopping Centers REITs—3.4%
1,282	Acadia Realty Trust	46,460
5,800	Cedar Realty Trust, Inc.	41,760
24,926	DDR Corporation	434,460
4,467	Federal Realty Investment Trust	687,605
14,471	Kimco Realty Corporation	418,935
7,090	Kite Realty Group Trust	196,535
2,580	Ramco-Gershenson Properties Trust	48,349
5,202	Regency Centers Corporation	403,103
23,238	Retail Properties of America, Inc. – Class “A”	390,398
4,795	Weingarten Realty Investors	186,909
		2,854,514
	Single Tenant REITs—2.5%
67,891	Select Income REIT	1,826,268
9,060	Spirit Realty Capital, Inc.	120,770
1,822	STORE Capital Corporation	53,694
8,000	VEREIT, Inc.	82,960
		2,083,692
	Storage REITs—15.1%
21,866	CubeSmart	596,067
41,571	Extra Space Storage, Inc.	3,301,153
1,459	Iron Mountain, Inc.	54,756
28,854	Life Storage, Inc.	2,566,275
27,410	Public Storage	6,116,267
		12,634,518
	Student Housing REITs—.4%
7,292	American Campus Communities, Inc.	370,944

208

Shares	Security		Value
	Warehouse/Industrial REITs—1.4%
1,260	DCT Industrial Trust, Inc.		$ 61,173
684	EastGroup Properties, Inc.		50,315
3,320	First Industrial Realty Trust, Inc.		93,690
17,840	Prologis, Inc.		955,154
			1,160,332
Total Value of Common Stocks (cost $76,685,056)		96.4%	80,565,179
Other Assets, Less Liabilities		3.6	3,026,368
Net Assets		100.0%	$83,591,547

*	Non-income producing

Summary of Abbreviations:
REITs	Real Estate Investment Trusts

209

Portfolio of Investments (continued)
REAL ESTATE FUND
September 30, 2016

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$80,565,179	$—	$—	$80,565,179

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

210	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 6.50% for Class A shares, 5.71% for Class B shares, 6.93% for Advisor Class shares and 7.00% for Institutional Class shares, including dividends of 2.1 per share for Class A shares, 0.1 cents per share for Class B shares, 3.3 cents per share for Advisor Class shares and 3.4 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $1.13 per share on each class of shares.

The fiscal year can be characterized as a parade of distractions. After a solid fiscal first quarter, the market promptly started the second quarter with a significant negative move in January with the Russell 3000 Growth Index dropping 11.0%. It was followed by a rapid recovery which made the second quarter’s return marginally positive. The positive momentum continued into the fiscal third quarter, but a surprise result in a referendum deciding that Great Britain would leave the European Union (Brexit) roiled the market late in June, which again made for a marginally positive quarter. More robust economic data allowed the fiscal fourth quarter to have a good start with a 4.5% up move in the Russell 3000 Growth Index, but signaling of a possible rate hike by the Federal Reserve (“the Fed”) gave investors second thoughts. In fact, throughout the year signals from the Fed, as well as other central banks such as the European Central Bank and the Bank of China, whether to raise rates, stay put, or increase stimulus, have been significant contributors to up or down moves in the market. To top it off, it is a presidential election year unlike any we have seen bringing further uncertainty for investors to contemplate. In summation, a series of distractions have kept investors’ focus on factors other than fundamental performance of businesses. As a result, many characteristics for growth the Smith Group favor when selecting stocks, such as positive earnings revisions and positive earnings surprises, have been largely out of favor throughout the year. Thus, while an absolute return of 6.50% for Class A shares is respectable, this result fell short of the benchmark, as many investors put emphasis elsewhere.

The Fund’s performance for the 2016 fiscal year was helped by the Energy and Healthcare sectors. In Energy, a rebound in oil prices propelled the Fund’s holdings in the sector to a 31.0% return, far outpacing the benchmark’s return of 2.5%. Helmerich & Payne, a driller with significant market share in fracking, and Chevron, an integrated oil and gas company, gaining 49.5% and 36.5%, respectively, were the largest contributors to performance. The Healthcare sector saw significant gains in Johnson & Johnson, the medical technology and consumer healthcare company, and C.R. Bard, a surgical technologies company, with the stocks surging 30.2% and 21.4%, respectively. In addition, Allergan, a pharmaceutical company held in the

211

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

Fund since July 2010, gained 6.0% this period before it was sold in January, which provided significant relative performance as the stock’s benchmark return was a 15.3% decline for the year.

On the negative side, the Fund’s holdings in the Information Technology and Industrials sectors disappointed. Information Technology was the most significant positive sector in the benchmark with holdings posting a positive return of 19.5%. With the Fund getting hurt by its position in chip maker Jabil Circuit, down 23.1%, and missing out on big moves in Facebook, Microsoft, and Alphabet (Google), which gained 42.7%, 33.7%, and 26.0%, respectively, the Fund’s return of 8.6% in the sector lagged significantly. In Industrials, long-term holding Alaska Air Group was hurt by additional competition and higher oil prices. The stock declined 27.6% before it was sold in June, but for the total holding period since purchase in July of 2012 the return was more than 230% compared to the benchmark’s 67%. The Fund’s Industrials holdings returned 2.6% in total for the year, lagging the benchmark’s 13.2% return in the sector.

While we are pleased with the absolute performance of the Fund for the 2016 fiscal year, we are disappointed with the relative return compared to the benchmark. However, as the year was coming to a close, the market seemed to respond more favorably to positive economic data indicating that business fundamentals can influence stock performance once again. We continue to believe that equities should be able to generate healthy returns going forward as slow and steady economic growth should provide a solid foundation for strong earnings growth by the companies held by the Fund. We continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

212

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.26%
Actual		$1,000.00	$1,045.58	$ 6.44
Hypothetical**		$1,000.00	$1,018.70	$ 6.36
Class B Shares	2.06%
Actual		$1,000.00	$1,041.45	$10.51
Hypothetical**		$1,000.00	$1,014.70	$10.38
Advisor Class Shares	0.85%
Actual		$1,000.00	$1,047.93	$ 4.35
Hypothetical**		$1,000.00	$1,020.75	$ 4.29
Institutional Class Shares	0.82%
Actual		$1,000.00	$1,047.71	$ 4.20
Hypothetical**		$1,000.00	$1,020.90	$ 4.14

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

213

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 9/30/06 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that

214

shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Advisor Class the “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 11.82%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 11.98%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 12.97%.

215

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2016

Shares		Security	Value
		COMMON STOCKS—98.3%
		Consumer Discretionary—12.0%
252,300		Coach, Inc.	$ 9,224,088
612,100		Gentex Corporation	10,748,476
113,000		Home Depot, Inc.	14,540,840
211,900		Nordstrom, Inc.	10,993,372
122,500		Wyndham Worldwide Corporation	8,247,925
			53,754,701
		Consumer Staples—10.9%
196,500		Campbell Soup Company	10,748,550
115,500		Clorox Company	14,458,290
264,000		Sysco Corporation	12,938,640
147,600		Wal-Mart Stores, Inc.	10,644,912
			48,790,392
		Energy—4.8%
44,200		Chevron Corporation	4,549,064
47,800		ExxonMobil Corporation	4,171,984
72,700		Helmerich & Payne, Inc.	4,892,710
196,800		SM Energy Company	7,592,544
			21,206,302
		Financials—10.4%
243,900		Bank of New York Mellon Corporation	9,726,732
128,800		Discover Financial Services	7,283,640
455,915		First Horizon National Corporation	6,943,586
244,100		SunTrust Banks, Inc.	10,691,580
55,400		Travelers Companies, Inc.	6,346,070
187,900		Voya Financial, Inc.	5,415,278
			46,406,886
		Health Care—18.6%
64,400		C.R. Bard, Inc.	14,443,632
186,400	*	Centene Corporation	12,481,344
330,300	*	Hologic, Inc.	12,825,549
57,500		Johnson & Johnson	6,792,475
70,500		McKesson Corporation	11,755,875
173,300		Merck & Company, Inc.	10,815,653
170,500	*	Quintiles Transnational Holdings, Inc.	13,820,730
			82,935,258

216

Shares or
Principal
Amount		Security		Value
		Industrials—10.6%
125,600		Cintas Corporation		$ 14,142,560
78,500		General Dynamics Corporation		12,180,060
93,200		Parker-Hannifin Corporation		11,699,396
364,800	*	USG Corporation		9,430,080
				47,452,096
		Information Technology—31.0%
148,000	*	Adobe Systems, Inc.		16,063,920
13,600	*	Alphabet, Inc. – Class “A”		10,935,216
164,300	*	Arista Networks, Inc.		13,978,644
568,600	*	Cadence Design Systems, Inc.		14,516,358
455,100		Cisco Systems, Inc.		14,435,772
152,300	*	Citrix Systems, Inc.		12,979,006
120,000	*	Facebook, Inc. – Class “A”		15,392,400
65,200	*	FleetCor Technologies, Inc.		11,327,196
170,200	*	Red Hat, Inc.		13,757,266
349,000	*	Take-Two Interactive Software		15,732,920
				139,118,698
Total Value of Common Stocks (cost $379,569,607)				439,664,333
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.7%
		Federal Home Loan Bank:
$5,500M		0.28%, 10/13/2016		5,499,725
2,000M		0.295%, 10/21/2016		1,999,820
Total Value of Short-Term U.S. Government Agency Obligations (cost $7,499,159)				7,499,545
Total Value of Investments (cost $387,068,766)			100.0%	447,163,878
Other Assets, Less Liabilities			.0	12,023
Net Assets			100.0%	$447,175,901

*	Non-income producing

217

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2016

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$439,664,333	$—	$—	$439,664,333
Short-Term U.S. Government
Obligations	—	7,499,545	—	7,499,545
Total Investments in Securities*	$439,664,333	$7,499,545	$—	$447,163,878

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

218	See notes to financial statements

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 10.35% for Class A shares, 9.43% for Class B shares, 10.67% for Advisor Class shares and 10.84% for Institutional Class shares, including dividends of 1.9 cents per share for Class A shares, none for Class B shares, 3.6 cents per share for Advisor Class shares and 4.7 for Institutional Class shares. In addition, the Fund distributed capital gains of $1.44 per share on each class of shares.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell-off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move

219

Portfolio Manager’s Letter (continued)
SPECIAL SITUATIONS FUND

contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

The Equity Market

Overall, U.S. equities (measured by the S&P 500 TR Index) posted a strong return of 15.43% for the 12 months ending September 30th. However, they experienced turbulent swings during this period. U.S. equity markets started the review period on a strong note, rallying 8.44% in October 2015 as they were recovering from the August and September sell-off. This was later followed by double-digit losses, amid worries about China, global growth and falling oil prices. Most of those fears subsided in mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected in 2016. Then, markets strongly rebounded from the February 11th bottom and gained almost 17% by the June 23rd Brexit vote. Markets then lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets then stayed calm for the rest of the summer before volatility returned in September.

Overall, mid-cap stocks (measured by the S&P Midcap 400 Index) and small caps (measured by the Russell 2000 Index) posted similar returns to large caps, returning 15.33% and 15.46% for the period. However, they experienced much wider swings within the period, especially small caps. Large caps led the market during the fourth quarter of 2015, while small caps outperformed during the third quarter of 2016.

Higher-yielding stocks, including Utilities and real estate investment trusts (“REITs”), outperformed for most of the review period, supported by the low yielding environment and lack of other higher-yielding options. However, they became expensive and fell out of favor in August and September as economic data hinted that the Fed might increase rates by the end of the year. Overall, the Dow Jones U.S. Select Dividend Index and Dow Jones U.S. Select REIT Index returned 22.24% and 17.70%, respectively, for the past 12 months. All of the S&P 500 sectors ended the review period in positive territory, ranging from 7.40% (Financials) to 26.82% (Telecom Services).

International equities were positive as well. Developed markets outside the U.S. and Canada (measured by the MSCI EAFE Index) finished the review period up 7.06%. Emerging markets (measured by the MSCI EM Index) outperformed developed markets with a return of 17.21%. This was a result of negative yields on many developed market bonds which increased demand for emerging market assets with positive yields. Emerging markets also benefited from recovering commodity prices.

220

The Fund

The Fund’s absolute performance was mainly attributable to investments in the Information Technology and Healthcare sectors. In Information Technology, Orbotech Ltd.—a provider of capital equipment to the printed circuit board (PCB) and flat panel display industries—benefited from strong order trends, new product ramp ups, and ongoing cost synergies (associated with its acquisition of SPTS Technologies Group Ltd.). Additionally, Newport Corporation—a supplier of photonics instruments, lasers and optical components—agreed to be acquired by MKI Instruments for a significant premium. In healthcare, Surgical Care Affiliates—an operator of ambulatory surgical centers across the U.S.—benefited from accelerating patient volumes and better pricing.

On a relative basis, the Fund underperformed the Russell 2000 Index primarily due to stock selection in Information Technology and Industrials. Despite having a strong year in Information Technology, our position in OSI Systems hurt us on a relative basis. OSI Systems—a maker of electronic systems for security, healthcare, and aerospace markets—suffered from end-market delays in security system installations and airport construction. In industrials, Kforce, Inc.—a provider of professional and technical staffing services in the United States—was impacted by an increase in M&A activity among its clients, causing push-outs in staffing needs.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

221

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.32%
Actual		$1,000.00	$1,094.30	$ 6.91
Hypothetical**		$1,000.00	$1,018.40	$ 6.66
Class B Shares	2.12%
Actual		$1,000.00	$1,089.84	$11.08
Hypothetical**		$1,000.00	$1,014.40	$10.68
Advisor Class Shares	1.01%
Actual		$1,000.00	$1,096.31	$ 5.29
Hypothetical**		$1,000.00	$1,019.95	$ 5.10
Institutional Class Shares	0.89%
Actual		$1,000.00	$1,097.15	$ 4.67
Hypothetical**		$1,000.00	$1,020.55	$ 4.50

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

222

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/06 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

223

Cumulative Performance Information (unaudited) (continued)
SPECIAL SITUATIONS FUND

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 4.00%, 11.11% and 6.71%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 5.42%, 11.31% and 6.91%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 10.66% and 9.04% respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 10.83% and 9.26% respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 9.64%.

224

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2016

Shares		Security	Value
		COMMON STOCKS—97.3%
		Consumer Discretionary—17.9%
268,500	*	1-800-FLOWERS.COM, Inc. – Class “A”	$ 2,462,145
229,500		American Eagle Outfitters, Inc.	4,098,870
192,500	*	Belmond, Ltd. – Class “A”	2,446,675
131,000		Caleres, Inc.	3,312,990
271,000	*	Century Communities, Inc.	5,829,210
273,500		Entravision Communications Corporation – Class “A”	2,086,805
332,500	*	Fox Factory Holding Corporation	7,637,525
42,500		Group 1 Automotive, Inc.	2,714,900
42,500		Harman International Industries, Inc.	3,589,125
167,000	*	Live Nation Entertainment, Inc.	4,589,160
102,500	*	Michaels Companies, Inc.	2,477,425
97,500	*	Motorcar Parts of America, Inc.	2,806,050
141,000	*	Nautilus, Inc.	3,203,520
161,500		Newell Brands, Inc.	8,504,590
75,500		Oxford Industries, Inc.	5,111,350
119,500		Penske Automotive Group, Inc.	5,757,510
208,000		Regal Entertainment Group – Class “A”	4,524,000
246,500		Ruth’s Hospitality Group, Inc.	3,480,580
190,000	*	ServiceMaster Global Holdings, Inc.	6,399,200
331,000	*	TRI Pointe Group, Inc.	4,362,580
63,000		Tupperware Brands Corporation	4,118,310
58,000		Visteon Corporation	4,156,280
187,500	*	William Lyon Homes – Class “A”	3,478,125
			97,146,925
		Consumer Staples—2.5%
16,500		AdvancePierre Foods Holdings, Inc.	454,740
119,500		Pinnacle Foods, Inc.	5,995,315
88,500		Tootsie Roll Industries, Inc.	3,259,455
151,000	*	U.S. Foods Holding Corporation	3,565,110
			13,274,620
		Energy—1.5%
42,500		Delek US Holdings, Inc.	734,825
50,000	*	Dril-Quip, Inc.	2,787,000
91,000		PBF Energy, Inc. – Class “A”	2,060,240
99,000		Western Refining, Inc.	2,619,540
			8,201,605

225

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2016

Shares		Security	Value
		Financials—18.5%
136,000		AllianceBernstein Holding, LP (MLP)	$ 3,100,800
145,000		American Financial Group, Inc.	10,875,000
96,500		Aspen Insurance Holdings, Ltd.	4,495,935
161,500	*	Atlas Financial Holdings, Inc.	2,546,855
206,500		Berkshire Hills Bancorp, Inc.	5,722,115
117,000		Brown & Brown, Inc.	4,412,070
33,200	*	Capstar Financial Holdings, Inc.	562,740
150,000		Citizens Financial Group, Inc.	3,706,500
34,500		Endurance Specialty Holdings, Ltd.	2,258,025
3,600	*	FB Financial Corporation	72,648
96,500	*	FCB Financial Holdings, Inc. – Class “A”	3,708,495
417,000		Financial Select Sector SPDR Fund (ETF)	8,048,100
110,500		Great Western Bancorp, Inc.	3,681,860
161,500	*	Green Bancorp, Inc.	1,765,195
68,000		iShares Russell 2000 ETF (ETF)	8,446,280
190,000		OceanFirst Financial Corporation	3,659,400
75,500		Opus Bank	2,670,435
75,500		Prosperity Bancshares, Inc.	4,144,195
79,500		Simmons First National Corporation – Class “A”	3,967,050
247,500		SPDR S&P Regional Banking (ETF)	10,461,825
448,000		Sterling Bancorp	7,840,000
237,500		TCF Financial Corporation	3,446,125
50,000		Waddell & Reed Financial, Inc. – Class “A”	908,000
			100,499,648
		Health Care—12.5%
63,000	*	ANI Pharmaceuticals, Inc.	4,180,050
150,000	*	Centene Corporation	10,044,000
40,000	*	Charles River Laboratories International, Inc.	3,333,600
147,500	*	DepoMed, Inc. (a)	3,683,075
102,500	*	Globus Medical, Inc. – Class “A”	2,313,425
141,000		Hill-Rom Holdings, Inc.	8,739,180
38,500	*	ICON, PLC	2,978,745
60,500	*	Integra LifeSciences Holdings Corporation	4,994,275
25,500	*	LivaNova, PLC	1,532,805
1,500	*	Patheon NV	44,445
113,000		PerkinElmer, Inc.	6,340,430
173,500		Phibro Animal Health Corporation – Class “A”	4,715,730

226

Shares		Security	Value
		Health Care (continued)
145,000	*	Surgical Care Affilates, Inc.	$ 7,070,200
42,500	*	VCA, Inc.	2,974,150
161,500	*	VWR Corporation	4,580,140
			67,524,250
		Industrials—12.2%
87,500		A.O. Smith Corporation	8,644,125
131,000		ESCO Technologies, Inc.	6,081,020
68,000	*	Generac Holdings, Inc.	2,468,400
169,500		ITT, Inc.	6,074,880
253,000		Kforce, Inc.	5,183,970
362,000	*	NCI Building Systems, Inc.	5,281,580
113,000		Orbital ATK, Inc.	8,613,990
72,000	*	Patrick Industries, Inc.	4,458,240
77,000		Regal Beloit Corporation	4,580,730
58,000		Snap-On, Inc.	8,813,680
43,500		Standex International Corporation	4,039,845
152,500		Triton International, Ltd.	2,011,475
			66,251,935
		Information Technology—14.7%
314,500	*	ARRIS International, PLC	8,909,785
156,200	*	Autobytel, Inc.	2,780,360
24,500		CDW Corporation	1,120,385
156,500	*	CommScope Holding Company, Inc.	4,712,215
20,500		Hackett Group, Inc.	338,660
43,500		IAC/InterActiveCorp	2,717,445
46,000		Lam Research Corporation	4,356,660
98,500	*	Lumentum Holdings, Inc.	4,114,345
167,000	*	Microsemi Corporation	7,010,660
93,500		MKS Instruments, Inc.	4,649,755
87,500	*	NetScout Systems, Inc.	2,559,375
269,500	*	Orbotech, Ltd.	7,979,895
186,000	*	Perficient, Inc.	3,747,900
141,000		Silicon Motion Technology Corporation (ADR)	7,302,390
149,000	*	Synchronoss Technologies, Inc.	6,135,820
230,200		Travelport Worldwide, Ltd.	3,459,906
89,500		Western Digital Corporation	5,233,065
36,300	*	Zebra Technologies Corporation – Class “A”	2,526,843
			79,655,464

227

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2016

Shares or
Principal
Amount		Security	Value
		Materials—7.0%
108,000		AptarGroup, Inc.	$ 8,360,280
382,500	*	Ferro Corporation	5,282,325
169,500		Olin Corporation	3,478,140
56,500		Sensient Technologies Corporation	4,282,700
214,300	*	Summit Materials, Inc. – Class “A”	3,975,265
165,500		Trinseo SA	9,360,680
65,500		WestRock Company	3,175,440
			37,914,830
		Real Estate—7.3%
218,000		Brixmor Property Group, Inc. (REIT)	6,058,220
176,000		Douglas Emmett, Inc. (REIT)	6,446,880
50,000		Federal Realty Investment Trust (REIT)	7,696,500
398,500		FelCor Lodging Trust, Inc. (REIT)	2,562,355
58,023		Real Estate Select Sector SPDR Fund (ETF)	1,901,414
356,500		Sunstone Hotel Investors, Inc. (REIT)	4,559,635
183,500		Tanger Factory Outlet Centers, Inc. (REIT)	7,149,160
130,500		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,899,710
			39,273,874
		Utilities—3.2%
45,000		Pinnacle West Capital Corporation	3,419,550
105,500		Portland General Electric Company	4,493,245
68,000		SCANA Corporation	4,921,160
77,000		WEC Energy Group, Inc.	4,610,760
			17,444,715
Total Value of Common Stocks (cost $432,675,826)			527,187,866
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—2.6%
		Federal Home Loan Bank:
$5,000M		0.295%, 10/21/2016	4,999,550
2,000M		0.285%, 11/8/2016	1,999,580
7,160M		0.26%, 11/23/2016	7,157,873
Total Value of Short-Term U.S. Government Agency Obligations (cost $14,155,838)			14,157,003
Total Value of Investments (cost $446,831,664)		99.9%	541,344,869
Other Assets, Less Liabilities		.1	748,766
Net Assets		100.0%	$542,093,635

228

*	Non-income producing

(a)	Security valued at fair value (see Note 1A)

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$523,504,791	$3,683,075	$—	$527,187,866
Short-Term U.S. Government
Agency Obligations	—	14,157,003	—	14,157,003
Total Investments in Securities*	$523,504,791	$17,840,078	$—	$541,344,869

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	229

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2016. During the period, the Fund’s return on a net asset value basis was 8.36% for Class A shares, 7.61% for Class B shares, 8.55% for Advisor Class shares and 8.88% for Institutional Class shares, including dividends of 27.1 cents per share for Class A shares, 13.1 cents per share for Class B shares, 31.9 cents per share for Advisor Class shares and 32.0 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 43.0 cents per share on each class of shares. The Fund’s performance this year was driven in substantial part by its policy of allocating its assets among equities, fixed income investments and cash. The Fund typically has a target asset allocation of 60% equities, 35% bonds, and 5% cash.

Economic Overview

Equity and fixed income markets around the world generated strong returns during the 12 months ending September 30th. However, the trajectory of these returns was bumpy, as investor sentiment changed several times during the year. The largest influence on market sentiment during the review period was the market’s expectations of major central bank actions and divergence in their policies. This period also included the unexpected June 23rd Brexit vote for Britain to leave the European Union, which triggered a short-term $3.6 trillion sell off in global equities. Other dominant factors that affected market returns during the beginning of 2016 included weakness in the Chinese economy and a falling Chinese stock market. Fluctuations in oil and commodity prices were also present for most of the period.

During December 2015, the Federal Reserve (“the Fed”) and the European Central Bank (“ECB”) policies moved in opposite directions. The Fed had completed its easing cycle and moved to tightening its policy by December 2015; meanwhile, major international central banks continued easing their monetary policies. In December 2015, the Fed finally implemented its long awaited interest rate increase of 25 basis points, which was its first rate hike in nine years. This drove the yield on the two-year Treasury note to the highest level in years. At that time, the Fed estimated an additional four increases for the 2016 calendar year. However, the Fed became gradually more pessimistic and concerned about the global economy and has left interest rates unchanged year-to-date. More recently, the Fed and the markets became more confident about a potential increase in rates in December 2016. In December 2015, the ECB cut its deposit rate by an additional 0.1%, resulting in a negative 0.3% rate. In March, it made another 0.1% rate cut which brought the deposit rate to negative 0.4%, and accelerated the rate of its bond purchases from €60 to €80 billion euros per month. The ECB also expanded its purchases to include corporate bonds.

230

The other major central bank, the Bank of Japan, implemented negative interest rate policy in January, joining the ECB and other European central banks. This move contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income.

The Equity Market

Overall, U.S. equities (measured by the S&P 500 TR Index) posted a strong return of 15.43% for the 12 months ending September 30th. However, they experienced turbulent swings during this period. U.S. equity markets started the review period on a strong note, rallying 8.44% in October 2015 as they were recovering from the August and September sell-off. This was later followed by double-digit losses, amid worries about China, global growth and falling oil prices. Most of those fears subsided in mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected in 2016. Then, markets strongly rebounded from the February 11th bottom and gained almost 17% by the June 23rd Brexit vote. Markets then lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets then stayed calm for the rest of the summer before volatility returned in September.

Overall, mid-cap stocks (measured by the S&P Midcap 400 Index) and small-cap stocks (measured by the Russell 2000 Index) posted similar returns to large caps, returning 15.33% and 15.46% for the period. However, they experienced much wider swings within the period, especially small caps. Large caps led the market during the fourth quarter of 2015, while small caps outperformed during the third quarter of 2016.

Higher-yielding stocks, including Utilities and real estate investment trusts (“REITs”), outperformed for most of the review period, supported by the low yielding environment and lack of other higher-yielding options. However, they became expensive and fell out of favor in August and September as economic data hinted that the Fed might increase rates by the end of the year. Overall, the Dow Jones U.S. Select Dividend Index and Dow Jones U.S. Select REIT Index returned 22.24% and 17.70%, respectively, for the past 12 months. All of the S&P 500 sectors ended the review period in positive territory, ranging from 7.40% (Financials) to 26.82% (Telecom Services).

International equities were positive as well. Developed markets outside the U.S. and Canada (measured by the MSCI EAFE Index) finished the review period up 7.06%. Emerging markets (measured by the MSCI EM Index) outperformed developed markets with a return of 17.21%. This was a result of negative yields on many

231

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

developed market bonds which increased demand for emerging market assets with positive yields. Emerging markets also benefited from recovering commodity prices.

The Bond Market

All major fixed income markets were positive for the past 12 months ending September 30th. The U.S. bond market (measured by the BofA Merrill Lynch U.S. Broad Market Index) gained 5.26%.

Treasuries (measured by the BofA ML US Treasury Index) returned 4.33% during the review period. They did especially well during the first half of 2016 when they were boosted by declining interest rates and aggressive ECB easing. Longer-dated bonds significantly outperformed with 15+ year Treasuries gaining as much as 13.34% during the review period.

The Treasury yield curve flattened with short-term yields rising and long-term yields declining. The 2-year Treasury yield, which is very sensitive to changes in Fed policy, rose 13 basis points from 0.63% as of 9/30/2015 to 0.76% as of 9/30/2016. The benchmark 10-year Treasury yield fell 44 basis points from 2.04% to 1.60%. The route of Treasury yields was very much influenced by the market’s expectations of actions by and comments from central banks. Treasury yields reached their highest level of the review period during the end of 2015, when the market was pricing in the possibility that the Fed might raise interest rates four times in 2016. On the other hand, yields bottomed early in July on speculations that soft global growth would encourage major central banks to support economies with stimulus efforts, including continued low interest rates. The 2-year yield fell to 0.55% while the 10-year yield fell to a new all-time record low of 1.36%. There is an inverse relationship between bond prices and yield changes.

Municipal bonds (measured by the BofA ML Municipal Master Index) returned 5.58%, with the majority of this return happening during the first nine months of the review period. Despite elevated issuance, strong demand from investors looking for yield was a major factor in municipal bond market performance.

Investment grade corporate bonds (measured by the BofA ML Corporate Master Index) posted a strong return of 8.50% for the review period, with the majority of this return occurring between January and August. Low global interest rates and uncertainty caused by the Brexit vote helped this sector perform well as many fixed income investors looked to U.S. markets as a safe haven. In addition, investment grade corporate bonds benefited from the ECB’s corporate bond-buying program, as demand increased for this asset class.

232

The high yield bond market (measured by the BofA ML HY Cash Pay Constrained Index) showed strong overall performance of 12.80%. Demand for high yield bonds benefited from investors searching for income. This sector also benefited from a rebound in oil prices. The lowest rated high yield bonds (CCC-rated) were the best performers, gaining 18.05%. However, they also experienced the widest swings; they struggled much more during risk-off periods, while significantly outperforming during risk-on periods.

International fixed income posted strong overall returns, supported by falling yields. Non-U.S. sovereign bonds (measured by the Citigroup World Government Bond ex-U.S. Index) were up 12.61%. Emerging markets (measured by the BofA ML Global Emerging Markets Sovereign Index) outperformed with a return of 17.50%. At the end of the review period there was about $9.3 trillion negative-yielding government debt instruments in the world, all of them outside the United States. This represents 37% of the Bloomberg Global Developed Sovereign Bond Index and 51% of the all non-U.S. sovereign bonds in the Index.

The Fund

During the period under review, the Fund’s results were driven by a generally favorable market backdrop characterized by periods of extreme low volatility, interrupted by several short-lived market drops and bouts of high volatility, like the UK Brexit vote in June and the Chinese market sell off in January of 2016. While macro trends showed gradual, but uneven, improving economic conditions over the course of the year, potential interest rate actions from the Fed hung over the markets, keeping stock markets fixated. This also had the effect of perpetuating the “yield” trade, where fixed income and equity investors sought out income producing investments, driving up the prices of that market subsector. The rally also took on the “risk on” flavor, as investors enjoyed continued low borrowing costs to indulge in higher risk (beta), lower-quality investments, narrowing the field for long-term market participants.

While absolute performance was positive, relative performance of the Fund lagged versus the market benchmark. Stock selection was solid, but sector allocations proved more problematic. Among sectors, Technology represented the bright spot for the Fund contributing most to absolute return. Investments in the Healthcare and Consumer Staples sectors also contributed. Among the laggards, shares of Industrials, Utilities, Financials and Materials sectors hurt performance on a relative basis, as the Fund was underweighted versus the index. Among market capitalization segments, the Fund’s large-cap stocks performed in line with the markets, while the small-cap and mid-cap segments lagged. The Fund allocated 72.8% of its holdings to large-cap stocks, 12.7% to mid-cap stocks and 14.5% to small-cap stocks (ranges defined by Lipper) as of September 30, 2016.

233

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

Among individual performers, shares of Technology stocks shone brightest. Semiconductor makers Broadcom (+38%), Intel (+25%), and Qualcomm (+27%) rallied strongly reflecting solid smartphone adoption as well as a rebound in enterprise computer spending. Likewise, telecom and networking equipment maker Cisco Systems rose 21%. Packaged software firms Microsoft and Symantec rallied similarly. Merger and acquisition activity also continued to benefit Fund share holdings, as shares of EMC Corporation and Sandisk finalized deals during the fiscal year.

Among healthcare names, strong pharmaceutical results buoyed Johnson & Johnson, which returned +27% for the year. Other large-cap pharmaceutical firms were also strong: Merck and animal drug maker, Zoetis returned +26% each. Medical product suppliers, Thermo Fisher Scientific returned +30%, while Medtronic was +29% amidst healthy surgical volumes and progress with the integration of its Covidien subsidiary. Shares of Baxalta (former biopharmaceutical spin-off of Baxter) returned +46% during the year, as it was acquired by Shire PLC from Ireland in June.

Among Consumer Staples names, shares of tobacco makers Philip Morris International (+23%) and Altria Group (+16%) were the top contributors. Despite consistent results, these shares benefited from the influx of yield-oriented investors seeking dividend plays. Both shares sport dividend yields near 4%. Tyson Foods—the global protein (pork, chicken, beef) leader—rose 73% on increased demand, good pricing and continued benefits from its purchase of the Hillshire Farms packaged food business.

Among laggards, the Industrials sector was a disappointment, as the Fund was underweight versus peers. Additionally, shares of ManpowerGroup—one of the largest global staffing firms—fell 12% after the surprising Brexit vote outcome in June. Two-thirds of the company’s revenue is derived in Europe. The Brexit vote threatens slower European economic growth, which tends to be a negative for all staffing firms. Financials was also a source of underperformance. We have maintained an underweight versus the benchmark over the past several years, as increased regulatory scrutiny has limited profit upside. The underweighting versus the benchmark hurt the Fund again this year.

Finally, the persistence of continued low interest rates (particularly following the UK Brexit vote) continued to benefit the relative performance strength of higher dividend-paying stocks, perceived as stable. The Fund’s underweighting of the Utilities sector proved a drag on relative performance. While not typically core to the Fund’s strategy of emphasizing growth first, and income as a secondary consideration, this sector was a key beneficiary of this year’s market flows. Partially offsetting this were the Fund’s positions in Utility-like names: Telecommunications giants AT&T and Verizon, which returned +22% and +25% for the fiscal year, respectively.

234

During the review period, the Fund had average bond and cash allocations of 34.7% and 6.7%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 22.0%, followed by U.S. government securities at 6.1%, mortgage-backed securities at 6.3%, and municipal bonds at 0.2%.

The Fund’s fixed income holdings returned 5.65%, outperforming the 5.27% return of its benchmark, the BofA Merrill Lynch Broad Market Index. The Fund’s overweight in corporate bonds was a positive contributor to performance. Security selection, in general, detracted from performance as it was based on expectations for higher interest rates.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

235

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/16)	(9/30/16)	(4/1/16–9/30/16)*
Class A Shares	1.18%
Actual		$1,000.00	$1,047.28	$6.04
Hypothetical**		$1,000.00	$1,019.10	$5.96
Class B Shares	1.95%
Actual		$1,000.00	$1,043.46	$9.91
Hypothetical**		$1,000.00	$1,015.30	$9.77
Advisor Class Shares	0.82%
Actual		$1,000.00	$1,046.55	$4.20
Hypothetical**		$1,000.00	$1,020.90	$4.14
Institutional Class Shares	0.77%
Actual		$1,000.00	$1,049.76	$3.95
Hypothetical**		$1,000.00	$1,021.15	$3.89

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

236

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/06 with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated

237

Cumulative Performance Information (unaudited) (continued)
TOTAL RETURN FUND

investment grade debt publicly issued in the US domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/16) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.23%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.40%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The S&P 500 Index return and BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index return since inception of the Advisor Class shares and Institutional Class shares are 12.01% and 2.98%, respectively.

238

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2016

Shares		Security	Value
		COMMON STOCKS—59.4%
		Consumer Discretionary—11.6%
136,000		American Eagle Outfitters, Inc.	$ 2,428,960
88,300		Big Lots, Inc.	4,216,325
86,230		BorgWarner, Inc.	3,033,571
130,975		CBS Corporation – Class “B”	7,169,571
93,200		Delphi Automotive, PLC	6,647,024
111,100		DSW, Inc. – Class “A”	2,275,328
51,060		Foot Locker, Inc.	3,457,783
206,750		Ford Motor Company	2,495,472
41,860		Harman International Industries, Inc.	3,535,077
53,830		Home Depot, Inc.	6,926,844
121,973		Johnson Controls International, PLC	5,675,404
66,845		L Brands, Inc.	4,730,621
51,100		Lear Corporation	6,194,342
69,700		Magna International, Inc.	2,993,615
67,300	*	Michaels Companies, Inc.	1,626,641
284,522		Newell Brands, Inc.	14,982,929
25,300		Oxford Industries, Inc.	1,712,810
60,500		Penske Automotive Group, Inc.	2,914,890
84,300	*	Select Comfort Corporation	1,820,880
150,700		Stein Mart, Inc.	956,945
91,910		Tupperware Brands Corporation	6,008,157
48,800		Walt Disney Company	4,531,568
18,175		Whirlpool Corporation	2,947,258
51,890		Wyndham Worldwide Corporation	3,493,754
			102,775,769
		Consumer Staples—5.8%
17,900		AdvancePierre Foods Holdings, Inc.	493,324
146,350		Altria Group, Inc.	9,253,710
16,000		B&G Foods, Inc. – Class “A”	786,880
105,890		Coca-Cola Company	4,481,265
87,960		CVS Health Corporation	7,827,560
168,530		Koninklijke Ahold Delhaize NV (ADR)	3,817,204
42,500		Nu Skin Enterprises, Inc. – Class “A”	2,753,150
49,360		PepsiCo, Inc.	5,368,887
90,310		Philip Morris International, Inc.	8,779,938
31,400		Procter & Gamble Company	2,818,150
25,600		Tyson Foods, Inc. – Class “A”	1,911,552
46,870		Wal-Mart Stores, Inc.	3,380,264
			51,671,884

239

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2016

Shares		Security	Value
		Energy—3.4%
37,375		Anadarko Petroleum Corporation	$ 2,368,080
9,400		Chevron Corporation	967,448
61,800		ConocoPhillips	2,686,446
51,575		Devon Energy Corporation	2,274,973
61,402		ExxonMobil Corporation	5,359,167
26,500		Hess Corporation	1,420,930
80,101		Marathon Oil Corporation	1,266,397
102,250		Marathon Petroleum Corporation	4,150,327
26,150		Occidental Petroleum Corporation	1,906,858
31,000		PBF Energy, Inc. – Class “A”	701,840
34,450		Phillips 66	2,774,948
14,700		Schlumberger, Ltd.	1,156,008
105,660		Suncor Energy, Inc.	2,935,235
			29,968,657
		Financials—7.4%
69,170		American Express Company	4,429,647
64,100		American International Group, Inc.	3,803,694
46,825		Ameriprise Financial, Inc.	4,671,730
39,100		Chubb, Ltd.	4,912,915
157,300		Citizens Financial Group, Inc.	3,886,883
99,410		Discover Financial Services	5,621,635
167,600		Financial Select Sector SPDR Fund (ETF)	3,234,680
15,000		iShares Core S&P Mid-Cap ETF (ETF)	2,320,650
46,100		iShares Russell 2000 ETF (ETF)	5,726,081
119,380		JPMorgan Chase & Company	7,949,514
61,700		MetLife, Inc.	2,741,331
15,730		Morgan Stanley	504,304
44,625		PNC Financial Services Group, Inc.	4,020,266
75,900		SPDR S&P Regional Banking (ETF)	3,208,293
107,345		U.S. Bancorp	4,604,027
86,120		Wells Fargo & Company	3,813,394
			65,449,044
		Health Care—11.4%
129,660		Abbott Laboratories	5,483,321
102,900		AbbVie, Inc.	6,489,903
11,076	*	Allergan, PLC	2,550,914
78,500	*	AMN Healthcare Services, Inc.	2,501,795
49,569		Baxter International, Inc.	2,359,484
52,300		Cardinal Health, Inc.	4,063,710

240

Shares		Security	Value
		Health Care (continued)
33,500	*	Centene Corporation	$ 2,243,160
48,832	*	Express Scripts Holding Company	3,444,121
98,380		Gilead Sciences, Inc.	7,783,826
79,700		Hill-Rom Holdings, Inc.	4,939,806
81,400		Johnson & Johnson	9,615,782
2,791	*	Mallinckrodt, PLC	194,756
21,250		McKesson Corporation	3,543,438
49,400		Medtronic, PLC	4,268,160
99,745		Merck & Company, Inc.	6,225,085
37,225	*	Mylan NV	1,419,017
900	*	Patheon Holdings NV	26,667
266,729		Pfizer, Inc.	9,034,111
93,475		Phibro Animal Health Corporation – Class “A”	2,540,651
19,515		Shire, PLC (ADR)	3,783,178
78,095		Thermo Fisher Scientific, Inc.	12,421,791
68,600	*	VWR Corporation	1,945,496
78,215		Zoetis, Inc.	4,067,962
			100,946,134
		Industrials—5.0%
41,585		3M Company	7,328,525
108,350		General Electric Company	3,209,327
63,000		Honeywell International, Inc.	7,345,170
16,000		Ingersoll-Rand, PLC	1,087,040
69,160		ITT, Inc.	2,478,694
59,000		Koninklijke Philips NV (ADR)	1,745,810
6,020		Lockheed Martin Corporation	1,443,114
39,100		ManpowerGroup, Inc.	2,825,366
27,000		Nielsen Holdings, PLC	1,446,390
17,900		Robert Half International, Inc.	677,694
38,330		Snap-On, Inc.	5,824,627
33,930		Textainer Group Holdings, Ltd.	254,136
55,450		Textron, Inc.	2,204,138
118,610		Triton International, Ltd.	1,564,466
46,030		United Technologies Corporation	4,676,648
			44,111,145
		Information Technology—10.6%
93,905		Apple, Inc.	10,615,960
184,400		Applied Materials, Inc.	5,559,660
227,275	*	ARRIS International, PLC	6,438,701

241

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2016

Shares		Security	Value
		Information Technology (continued)
26,525		Broadcom, Ltd.	$ 4,576,093
272,800		Cisco Systems, Inc.	8,653,216
32,568	*	Dell Technologies, Inc. – Class “V”	1,556,750
76,200	*	eBay, Inc.	2,506,980
266,505		Hewlett Packard Enterprise Company	6,062,989
175,675		Intel Corporation	6,631,731
22,800		International Business Machines Corporation	3,621,780
78,885		Juniper Networks, Inc.	1,897,973
61,980		Methode Electronics, Inc.	2,167,441
190,085		Microsoft Corporation	10,948,896
27,040	*	NXP Semiconductors NV	2,758,350
106,790		Oracle Corporation	4,194,711
90,720		QUALCOMM, Inc.	6,214,320
18,300		Sabre Corporation	515,694
183,950		Symantec Corporation	4,617,145
23,610		TE Connectivity, Ltd.	1,520,012
72,200		Travelport Worldwide, Ltd.	1,085,166
41,572		Western Digital Corporation	2,430,715
			94,574,283
		Materials—.6%
11,930		Praxair, Inc.	1,441,502
41,310		RPM International, Inc.	2,219,173
35,885		Trinseo SA	2,029,656
			5,690,331
		Real Estate—1.5%
176,125		Brixmor Property Group, Inc. (REIT)	4,894,514
23,320		Real Estate Select Sector SPDR Fund (ETF)	764,196
200,413		Sunstone Hotel Investors, Inc. (REIT)	2,563,282
60,700		Tanger Factory Outlet Centers, Inc. (REIT)	2,364,872
112,430		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,498,195
			13,085,059
		Telecommunication Services—1.5%
163,500		AT&T, Inc.	6,639,735
130,725		Verizon Communications, Inc.	6,795,086
			13,434,821

242

Shares or
Principal
Amount	Security	Value
	Utilities—.6%
138,800	Exelon Corporation	$ 4,620,652
24,445	NiSource, Inc.	589,369
		5,210,021
Total Value of Common Stocks (cost $364,071,942)		526,917,148
	CORPORATE BONDS—21.1%
	Aerospace/Defense—.2%
$ 1,500M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	1,586,970
	Agriculture—.1%
1,100M	Cargill, Inc., 6%, 11/27/2017 (a)	1,157,246
	Automotive—.4%
1,100M	Johnson Controls, Inc., 5%, 3/30/2020	1,208,976
2,000M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	2,124,356
		3,333,332
	Chemicals—.9%
2,000M	Agrium, Inc., 3.375%, 3/15/2025	2,064,236
1,000M	CF Industries, Inc., 3.45%, 6/1/2023	1,009,011
2,000M	Dow Chemical Co., 4.25%, 11/15/2020	2,173,402
2,100M	LyondellBasell Industries NV, 6%, 11/15/2021	2,459,669
		7,706,318
	Consumer Non Durables—.2%
2,000M	Newell Brands, Inc., 4.2%, 4/1/2026	2,180,736
	Energy—1.6%
1,600M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	1,797,122
1,000M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	997,500
1,500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	1,592,131
1,100M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	1,098,098
1,000M	Magellan Midstream Partners, LP, 5%, 3/1/2026	1,141,381
1,600M	Nabors Industries, Inc., 6.15%, 2/15/2018	1,665,976
1,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	1,010,300
1,500M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	1,587,182
1,000M	Suncor Energy, Inc., 6.1%, 6/1/2018	1,074,555
1,600M	Valero Energy Corp., 9.375%, 3/15/2019	1,884,614
		13,848,859

243

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2016

Principal
Amount	Security	Value
	Financial Services—2.9%
$ 1,100M	American Express Co., 7%, 3/19/2018	$ 1,186,944
	American International Group, Inc.:
1,000M	3.75%, 7/10/2025	1,050,759
1,000M	4.7%, 7/10/2035	1,086,185
1,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	1,114,297
1,000M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	1,119,082
1,100M	BlackRock, Inc., 5%, 12/10/2019	1,220,914
	ERAC USA Finance, LLC:
1,000M	6.375%, 10/15/2017 (a)	1,048,162
1,000M	4.5%, 8/16/2021 (a)	1,108,380
1,000M	3.3%, 10/15/2022 (a)	1,049,003
2,000M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	2,363,736
	General Electric Capital Corp.:
1,000M	4.65%, 10/17/2021	1,140,093
1,500M	6.75%, 3/15/2032	2,111,384
2,100M	KeyBank NA, 3.4%, 5/20/2026	2,150,581
2,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	2,234,464
1,000M	Protective Life Corp., 7.375%, 10/15/2019	1,153,910
2,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	2,303,352
1,000M	Siemens Financieringsmaatschappij NV, 5.75%, 10/17/2016 (a)	1,001,733
1,000M	State Street Corp., 3.55%, 8/18/2025	1,085,462
		25,528,441
	Financials—5.6%
	Bank of America Corp.:
3,600M	4.1%, 7/24/2023	3,897,698
1,000M	5.875%, 2/7/2042	1,308,499
	Barclays Bank, PLC:
1,100M	6.75%, 5/22/2019	1,233,617
1,000M	5.125%, 1/8/2020	1,090,831
1,000M	Capital One Financial Corp., 3.75%, 4/24/2024	1,063,414
	Citigroup, Inc.:
3,600M	6.125%, 11/21/2017	3,786,084
1,000M	8.5%, 5/22/2019	1,167,498
1,000M	4.5%, 1/14/2022	1,105,743
1,500M	Deutsche Bank AG, 3.7%, 5/30/2024	1,438,752
1,500M	Fifth Third Bancorp, 3.5%, 3/15/2022	1,591,769
2,000M	General Motors Financial Co., 5.25%, 3/1/2026	2,200,600
	Goldman Sachs Group, Inc.:
2,700M	5.375%, 3/15/2020	2,992,183
3,000M	3.625%, 1/22/2023	3,174,105
1,000M	6.125%, 2/15/2033	1,263,566

244

Principal
Amount	Security	Value
	Financials (continued)
	JPMorgan Chase & Co.:
$ 3,100M	6%, 1/15/2018	$ 3,275,807
1,000M	4.5%, 1/24/2022	1,108,101
	Morgan Stanley:
2,550M	6.625%, 4/1/2018	2,733,251
3,000M	5.5%, 7/28/2021	3,425,247
1,600M	SunTrust Banks, Inc., 6%, 9/11/2017	1,665,357
1,500M	UBS AG, 4.875%, 8/4/2020	1,670,004
	U.S. Bancorp:
1,000M	4.125%, 5/24/2021	1,108,947
1,000M	3.6%, 9/11/2024	1,072,851
1,000M	Visa, Inc., 3.15%, 12/14/2025	1,057,568
	Wells Fargo & Co:
1,600M	4.60%, 4/1/2021	1,767,546
3,500M	3.45%, 2/13/2023	3,612,238
		49,811,276
	Food/Beverage/Tobacco—1.0%
1,500M	Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/2026	1,614,126
1,750M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	2,053,095
1,500M	Diageo Capital, PLC, 5.75%, 10/23/2017	1,570,126
1,000M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	1,084,822
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,095,122
1,000M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	1,083,440
		8,500,731
	Food/Drug—.2%
2,000M	CVS Health Corp., 3.875%, 7/20/2025	2,181,220
	Forest Products/Container—.2%
2,000M	Rock-Tenn Co., 4.9%, 3/1/2022	2,250,036
	Health Care—.8%
1,100M	Biogen, Inc., 6.875%, 3/1/2018	1,184,518
2,100M	Express Scripts Holding Co., 4.75%, 11/15/2021	2,355,194
1,500M	Gilead Sciences, Inc., 3.65%, 3/1/2026	1,616,378
1,500M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	1,601,112
		6,757,202

245

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2016

Principal
Amount	Security	Value
	Higher Education—.2%
$ 1,750M	Yale University, 2.086%, 4/15/2019	$ 1,792,571
	Information Technology—.4%
1,500M	Apple, Inc., 2.5%, 2/9/2025	1,520,013
1,000M	Diamond 1 Finance Corp., 3.48%, 6/1/2019 (a)	1,029,120
1,000M	Hewlett Packard Enterprise Co., 2.85%, 10/5/2018 (a)	1,019,378
		3,568,511
	Manufacturing—.5%
1,000M	CRH America, Inc., 8.125%, 7/15/2018	1,106,678
1,100M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	1,209,758
2,000M	Tyco Electronics Group SA, 6.55%, 10/1/2017	2,101,860
		4,418,296
	Media-Broadcasting—.6%
1,000M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	1,159,060
	Comcast Corp.:
1,600M	5.15%, 3/1/2020	1,794,874
2,000M	4.25%, 1/15/2033	2,225,344
		5,179,278
	Media-Diversified—.2%
1,000M	S&P Global, Inc., 5.9%, 11/15/2017	1,043,988
1,000M	Time Warner, Inc., 3.6%, 7/15/2025	1,065,663
		2,109,651
	Metals/Mining—.7%
1,500M	Alcoa, Inc., 6.15%, 8/15/2020	1,659,375
1,000M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	1,058,804
1,500M	Newmont Mining Corp., 5.125%, 10/1/2019	1,638,231
1,600M	Vale Overseas, Ltd., 5.625%, 9/15/2019	1,694,000
		6,050,410
	Real Estate—1.4%
2,000M	AvalonBay Communities, Inc., 3.5%, 11/15/2024	2,097,964
1,000M	Boston Properties, LP, 5.875%, 10/15/2019	1,111,066
500M	Digital Realty Trust, LP, 5.25%, 3/15/2021	559,602
1,000M	ERP Operating, LP, 3.375%, 6/1/2025	1,045,705
1,000M	HCP, Inc., 4.25%, 11/15/2023	1,051,529
1,000M	Prologis, LP, 3.35%, 2/1/2021	1,058,279

246

Principal
Amount	Security	Value
	Real Estate (continued)
$ 2,000M	Simon Property Group, LP, 3.375%, 10/1/2024	$ 2,126,152
1,600M	Ventas Realty, LP, 4.75%, 6/1/2021	1,778,182
1,500M	Welltower, Inc., 4%, 6/1/2025	1,593,408
		12,421,887
	Retail-General Merchandise—.4%
1,000M	Amazon.com, Inc., 4.8%, 12/5/2034	1,178,553
2,000M	Home Depot, Inc., 5.875%, 12/16/2036	2,748,562
		3,927,115
	Telecommunications—.4%
1,500M	AT&T, Inc., 3.8%, 3/15/2022	1,608,615
1,950M	Verizon Communications, Inc., 5.15%, 9/15/2023	2,274,985
		3,883,600
	Transportation—.6%
1,000M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	1,246,540
	GATX Corp.:
1,000M	4.75%, 6/15/2022	1,116,184
1,000M	5.2%, 3/15/2044	1,081,817
1,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	1,117,312
1,000M	Southwest Airlines Co., 2.65%, 11/5/2020	1,027,228
		5,589,081
	Utilities—1.6%
1,000M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	1,097,201
1,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	1,062,831
1,000M	Electricite de France SA, 3.625%, 10/13/2025 (a)	1,052,680
2,000M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	2,124,872
1,500M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	1,649,006
2,000M	Ohio Power Co., 5.375%, 10/1/2021	2,291,216
2,000M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	2,133,698
1,100M	Sempra Energy, 9.8%, 2/15/2019	1,302,938
1,000M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	1,262,510
		13,976,952
Total Value of Corporate Bonds (cost $179,620,858)		187,759,719

247

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2016

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—6.9%
	Fannie Mae—5.8%
$ 2,120M	2.5%, 2/1/2030 – 10/18/2031 (b)	$ 2,197,623
14,056M	3%, 3/1/2027 – 10/13/2046 (b)	14,690,583
16,703M	3.5%, 11/1/2028 – 10/13/2046 (b)	17,655,244
8,127M	4%, 12/1/2040 – 10/13/2046 (b)	8,759,527
1,703M	4.5%, 9/1/2040	1,871,850
2,599M	5%, 4/1/2040 – 3/1/2042	2,921,869
903M	5.5%, 5/1/2033 – 10/1/2039	1,030,245
738M	6%, 5/1/2036 – 10/1/2040	848,001
322M	6.5%, 11/1/2033 – 6/1/2036	370,643
577M	7%, 3/1/2032 – 8/1/2032	636,847
		50,982,432
	Freddie Mac—1.1%
2,180M	3.5%, 8/1/2026 – 7/1/2044	2,332,024
1,135M	4%, 7/1/2044 – 4/1/2045	1,218,315
4,767M	4.5%, 10/1/2040 – 5/1/2044	5,268,358
1,111M	5.5%, 5/1/2038 – 10/1/2039	1,271,038
		10,089,735
Total Value of Residential Mortgage-Backed Securities (cost $60,139,242)		61,072,167
	U.S. GOVERNMENT OBLIGATIONS—3.5%
5,000M	U.S. Treasury Bonds, 3.125%, 8/15/2044	5,836,720
	U.S. Treasury Notes:
6,000M	0.5222%, 1/31/2018 †	6,015,816
14,000M	0.625%, 1/15/2024 (TIPS)	15,160,443
4,000M	2%, 2/15/2023	4,156,092
Total Value of U.S. Government Obligations (cost $30,278,716)		31,169,071
	ASSET BACKED SECURITIES—2.6%
	Fixed Auto—1.7%
2,000M	Avis Budget Rental Car Funding AESOP, LLC, 2.97%, 2/20/2020 (a)	2,040,350
900M	Ford Credit Auto Lease Trust, 1.85%, 7/15/2019	903,678
1,000M	GM Financial Auto Leasing Trust, 1.76%, 3/20/2020	1,001,933
1,600M	Harley-Davidson Motorcycle Trust, 1.3%, 3/16/2020	1,603,538
900M	Hertz Vehicle Financing Trust, 2.65%, 7/25/2022 (a)	911,460
1,000M	Honda Auto Receivables Trust, 1.33%, 11/18/2022	999,448
1,150M	Nissan Auto Lease Trust, 1.65%, 10/15/2021	1,154,947

248

Principal
Amount	Security	Value
	Fixed Auto (continued)
	Nissan Auto Receivables Owner Trust:
$ 2,500M	1.79%, 1/17/2022	$ 2,530,950
900M	1.18%, 1/15/2021	900,494
650M	Toyota Auto Receivables Owner Trust, 1.32%, 11/15/2021	648,849
2,200M	Volkswagen Auto Lease Trust, 1.25%, 12/20/2017	2,199,732
		14,895,379
	Fixed Credit Cards—.9%
	Capital One Multi-Asset Execution Trust:
1,000M	1.33%, 6/15/2022	999,193
1,900M	2.08%, 3/15/2023	1,946,592
	Chase Issuance Trust:
1,500M	1.27%, 7/15/2021	1,500,862
2,300M	1.49%, 7/15/2022	2,309,568
1,665M	Synchrony Credit Card Master Trust, 2.38%, 9/15/2023	1,711,543
		8,467,758
Total Value of Asset Backed Securities (cost $23,302,213)		23,363,137
	VARIABLE AND FLOATING RATE NOTES†—1.4%
	Municipal Bonds—1.0%
3,000M	Mass. St. Hlth. & Edl. Facs. Auth., 0.84%, 8/15/2034	3,000,000
3,000M	Mississippi Business Fin. Corp., 0.85%, 12/1/2030	3,000,000
3,000M	Valdez, AK Marine Term. Rev., 0.76%, 12/1/2033	3,000,000
		9,000,000
	U.S. Government Agency Obligations—.4%
3,500M	Federal Home Loan Bank, 0.512%, 1/27/2017	3,501,606
Total Value of Variable and Floating Rate Notes (cost $12,501,424)		12,501,606
	U.S. GOVERNMENT AGENCY OBLIGATIONS—.9%
	Fannie Mae:
1,850M	1.75%, 11/26/2019	1,892,186
6,000M	1.875%, 9/24/2026	5,978,022
Total Value of U.S. Government Agency Obligations (cost $7,808,529)		7,870,208
	MUNICIPAL BONDS—.2%
1,625M	Greater Orlando, FL Aviation Auth. Arpt. Facs. Rev.,
	3.294%, 10/1/2032 (cost $1,625,000) (b)	1,630,135

249

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2016

Principal
Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—4.4%
	Federal Home Loan Bank:
$ 6,500M	0.28%, 10/13/2016	$ 6,499,675
15,000M	0.285%, 10/17/2016	14,998,950
3,500M	0.295%, 10/21/2016	3,499,685
14,000M	0.23%, 11/23/2016	13,995,842
Total Value of Short-Term U.S. Government Agency Obligations (cost $38,992,178)		38,994,152
	SHORT-TERM CORPORATE NOTES—1.7%
	Automotive—.6%
5,000M	Toyota Motor Credit Corp., 0.61%, 10/31/2016	4,998,814
	Food/Beverage/Tobacco—.6%
5,000M	PepsiCo, Inc., 0.43%, 11/3/2016 (c)	4,997,922
	Manufacturing—.5%
5,000M	BASF SE, 0.7%, 11/22/2016 (c)	4,996,194
Total Value of Short-Term Corporate Notes (cost $14,990,428)		14,992,930
Total Value of Investments (cost $733,330,530)	102.1%	906,270,273
Excess of Liabilties Over Other Assets	(2.1)	(19,032,226)
Net Assets	100.0%	$887,238,047

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

(c)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect at September 30, 2016.

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust
	TIPS	Treasury Inflation-Protected Securities

250

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$526,917,148	$—	$—	$526,917,148
Corporate Bonds	—	187,759,719	—	187,759,719
Residential Mortgage-Backed
Securities	—	61,072,167	—	61,072,167
U.S. Government Obligations	—	31,169,071	—	31,169,071
Asset Backed Securities	—	23,363,137	—	23,363,137
Variable and Floating Rate Notes
Municipal Bonds	—	9,000,000	—	9,000,000
U.S. Government Agency
Obligations	—	3,501,606	—	3,501,606
U.S. Government Agency
Obligations	—	7,870,208	—	7,870,208
Municipal Bonds	—	1,630,135	—	1,630,135
Short-Term U.S. Government
Agency Obligations	—	38,994,152	—	38,994,152
Short-Term Corporate Notes	—	14,992,930	—	14,992,930
Total Investments in Securities*	$526,917,148	$379,353,125	$—	$906,270,273

*	The Portfolio of Investments provides information on the industry categorization for common stocks, corporate bonds and asset backed securities.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	251

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2016

	CASH	BALANCED	FLOATING	FUND FOR
	MANAGEMENT	INCOME	RATE	INCOME	GOVERNMENT
Assets
Investments in securities
At identified cost	$123,235,358	$28,885,144	$133,830,373	$669,147,298	$332,370,342
At value (Note 1A)	$123,235,358	$29,946,875	$134,868,261	$691,494,730	$339,148,883

Cash	2,101,235	686,222	8,028,067	8,639,538	6,691,585
Receivables:
Investment securities sold	—	—	1,062,616	17,986,222	5,263,281
Deposits at broker for futures contracts	—	64,815	—	—	—
Interest and dividends	9,693	146,860	634,969	10,544,815	941,120
Shares sold	—	65,329	222,665	427,374	570,495
Other assets	6,997	1,096	8,583	37,601	18,586
Total Assets	125,353,283	30,911,197	144,825,161	729,130,280	352,633,950

Liabilities
Payables:
Investment securities purchased	—	830,026	9,965,871	22,034,456	18,719,862
Shares redeemed	144,080	94,200	110,573	1,444,802	722,021
Dividends payable	—	631	39,031	555,485	34,960
Accrued advisory fees	—	—	48,330	424,814	149,727
Accrued shareholder servicing costs	36,195	2,702	23,664	95,865	40,990
Accrued expenses	43,685	42,196	93,800	85,773	39,133
Total Liabilities	223,960	969,755	10,281,269	24,641,195	19,706,693

Net Assets	$125,129,323	$29,941,442	$134,543,892	$704,489,085	$332,927,257

Net Assets Consist of:
Capital paid in	$125,129,323	$28,819,737	$137,679,848	$870,075,281	$340,436,505
Undistributed net investment income (deficit)	—	23,213	25,946	(2,746,245)	2,611
Accumulated net realized gain (loss) on investments and futures contracts	—	36,761	(4,199,790)	(185,187,383)	(14,290,400)
Net unrealized appreciation in value of investments and futures contracts	—	1,061,731	1,037,888	22,347,432	6,778,541
Total	$125,129,323	$29,941,442	$134,543,892	$704,489,085	$332,927,257

252	See notes to financial statements	253

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2016

	CASH		BALANCED	FLOATING	FUND FOR
	MANAGEMENT		INCOME	RATE	INCOME	GOVERNMENT
Net Assets:
Class A	$122,037,450		$29,675,752	$61,243,286	$571,028,385	$258,544,743
Class B	$248,044		N/A	N/A	$2,923,218	$2,061,844
Advisor Class	N/A		$108,938	$61,844,136	$68,197,539	$64,370,045
Institutional Class	$2,843,829		$156,752	$11,456,470	$62,339,943	$7,950,625

Shares outstanding (Note 8):
Class A	122,037,450		2,772,692	6,343,116	230,378,827	23,829,606
Class B	248,044		N/A	N/A	1,180,092	190,432
Advisor Class	N/A		10,157	6,407,112	27,535,464	5,922,025
Institutional Class	2,843,829		14,610	1,188,236	25,067,425	729,670

Net asset value and redemption price per share — Class A	$1.00	#	$10.70	$9.66	$2.48	$10.85

Maximum offering price per share — Class A (Net asset value/.9425)*	N/A		$11.35	$10.25	$2.63	$11.51

Net asset value and offering price per share — Class B**	$1.00		N/A	N/A	$2.48	$10.83

Net asset value, offering price and redemption price
per share — Advisor Class	N/A		$10.73	$9.65	$2.48	$10.87

Net asset value, offering price and redemption price
per share — Institutional Class	$1.00		$10.73	$9.64	$2.49	$10.90

#	Also maximum offering price per share.
*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

254	See notes to financial statements	255

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2016

	INTERNATIONAL		LIMITED
	OPPORTUNITIES	INVESTMENT	DURATION HIGH	STRATEGIC
	BOND	GRADE	QUALITY BOND	INCOME
Assets
Investments in securities:
Cost — Unaffiliated issuers	$126,406,828	$558,625,536	$117,066,181	$7,498,863
Cost — Affiliated issuers (Note 2)	—	—	—	144,920,866
Total cost of investments	$126,406,828	$558,625,536	$117,066,181	$152,419,729

Value — Unaffiliated issuers (Note 1A)	$118,082,483	$588,082,731	$117,687,951	$7,499,315
Value — Affiliated issuers (Note 2)	—	—	—	141,242,164
Total value of investments	118,082,483	588,082,731	117,687,951	148,741,479
Cash	4,835,066	6,539,021	4,316,471	378,431
Receivables:
Investment securities sold	—	5,229,367	—	—
Dividends and interest	1,308,525	6,792,201	1,058,026	426,795
Shares sold	203,467	718,061	356,217	342,287
Unrealized gain on foreign exchange contracts (Note 5)	763,763	—	—	—
Other assets	6,906	31,163	5,896	7,970
Total Assets	125,200,210	607,392,544	123,424,561	149,896,962

Liabilities
Payables:
Investment securities purchased	—	10,877,693	1,856,531	—
Shares redeemed	216,458	976,840	136,449	209,081
Dividends payable	—	169,268	51,495	15,342
Unrealized loss on foreign exchange contracts (Note 5)	328,918	—	—	—
Accrued advisory fees	76,009	264,801	41,233	6,091
Accrued shareholder servicing costs	23,596	70,709	20,081	16,090
Accrued expenses	61,139	62,160	35,436	45,334
Total Liabilities	706,120	12,421,471	2,141,225	291,938

Net Assets	$124,494,090	$594,971,073	$121,283,336	$149,605,024

Net Assets Consist of:
Capital paid in	$137,102,029	$582,349,808	$123,130,874	$155,297,898
Undistributed net investment income (deficit)	(1,227,648)	(13,492,471)	(1,760,669)	46,786
Accumulated net realized loss on investments
and foreign currency transactions	(3,488,727)	(3,343,459)	(708,639)	(2,061,410)
Net unrealized appreciation (depreciation) in value of investments
and foreign currency transactions	(7,891,564)	29,457,195	621,770	(3,678,250)
Total	$124,494,090	$594,971,073	$121,283,336	$149,605,024

256	See notes to financial statements	257

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2016

	INTERNATIONAL		LIMITED
	OPPORTUNITIES	INVESTMENT	DURATION HIGH	STRATEGIC
	BOND	GRADE	QUALITY BOND	INCOME
Net Assets:
Class A	$65,456,406	$477,009,646	$48,342,154	$149,190,242
Class B	N/A	$2,907,452	N/A	N/A
Advisor Class	$50,749,150	$83,659,411	$50,645,043	$414,782
Institutional Class	$8,288,534	$31,394,564	$22,296,139	N/A

Shares outstanding (Note 8):
Class A	7,104,608	48,192,371	5,002,478	15,731,047
Class B	N/A	295,821	N/A	N/A
Advisor Class	5,484,415	8,413,440	5,224,530	43,801
Institutional Class	892,133	3,163,349	2,297,911	N/A

Net asset value and redemption price per share — Class A	$9.21	$9.90	$9.66	$9.48

Maximum offering price per share — Class A (Net asset value/.9425)*	$9.77	$10.50	$10.25	$10.06

Net asset value and offering price per share — Class B**	N/A	$9.83	N/A	N/A

Net asset value, offering price and redemption price
per share — Advisor Class	$9.25	$9.94	$9.69	$9.47

Net asset value, offering price and redemption price
per share — Institutional Class	$9.29	$9.92	$9.70	N/A

*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

258	See notes to financial statements	259

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

						HEDGED U.S.
	COVERED CALL		EQUITY		GROWTH &	EQUITY
	STRATEGY		INCOME	GLOBAL	INCOME	OPPORTUNITIES	INTERNATIONAL
Assets
Investments in securities
At identified cost	$88,162,729		$435,138,450	$461,021,768	$1,141,661,789	$32,094,454	$220,114,564
At value (Note 1A)	$90,031,896		$587,069,920	$511,794,658	$1,750,633,055	$32,052,063	$293,273,177
Cash	6,889,872		80,625	1,208,501	767,015	1,723,423	2,814,894
Receivables:
Investment securities sold	—		4,488,875	4,888,708	2,728,688	155,549	3,708,490
Options contracts sold	85,264		—	—	—	—	—
Deposits at broker for futures contracts	—		—	—	—	364,117	—
Dividends and interest	70,891		875,198	687,909	1,940,870	26,312	976,848
Shares sold	1,364,205		516,968	397,451	1,050,540	840,743	354,851
Other assets	62,363		30,825	26,643	91,816	78,351	15,202
Total Assets	98,504,491		593,062,411	519,003,870	1,757,211,984	35,240,558	301,143,462

Liabilities
Options written, at value (Note 5)	2,065,788	(a)	—	—	—	75,817 (b)	—
Payables:
Investment securities purchased	4,479,298		1,719,796	2,446,789	4,105,972	1,219,575	5,372,292
Shares redeemed	28,337		1,054,167	747,706	3,214,858	685	365,023
Accrued advisory fees	18,107		353,566	376,728	974,813	8,997	237,254
Accrued shareholder servicing costs	16,097		72,006	65,495	219,024	—	63,912
Accrued expenses	39,512		54,547	98,163	144,763	32,194	73,203
Total Liabilities	6,647,139		3,254,082	3,734,881	8,659,430	1,337,268	6,111,684

Net Assets	$91,857,352		$589,808,329	$515,268,989	$1,748,552,554	$33,903,290	$295,031,778

Net Assets Consist of:
Capital paid in	$90,154,815		$427,626,366	$485,934,724	$1,077,873,287	$33,933,371	$252,961,393
Undistributed net investment income	14,131		2,657,078	958,923	13,567,156	6,862	1,405,248
Accumulated net realized gain (loss) on investments, options and futures
contracts and foreign currency transactions	(265,660)		7,593,415	(22,392,794)	48,140,845	(7,734)	(32,467,527)
Net unrealized appreciation (depreciation) in value of investments, options
and futures contracts and foreign currency transactions	1,954,066		151,931,470	50,768,136	608,971,266	(29,209)	73,132,664
Total	$91,857,352		$589,808,329	$515,268,989	$1,748,552,554	$33,903,290	$295,031,778

(a) Premiums received fron written options $2,150,687
(b) Premiums received fron written options $89,006

260	See notes to financial statements	261

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

					HEDGED U.S.
	COVERED CALL	EQUITY		GROWTH &	EQUITY
	STRATEGY	INCOME	GLOBAL	INCOME	OPPORTUNITIES	INTERNATIONAL
Net Assets:
Class A	$48,513,572	$529,339,483	$339,955,795	$1,588,422,578	$9,264,655	$209,204,980
Class B	N/A	$3,445,593	$2,937,213	$17,047,475	N/A	$1,606,573
Advisor Class	$39,129,351	$54,575,690	$169,088,212	$132,486,087	$24,539,481	$81,525,073
Institutional Class	$4,214,429	$2,447,563	$3,287,769	$10,596,414	$99,154	$2,695,152

Shares outstanding (Note 8):
Class A	4,684,004	54,463,029	46,545,113	73,848,823	934,953	15,260,200
Class B	N/A	361,863	503,310	853,551	N/A	124,784
Advisor Class	3,784,664	5,604,347	22,758,984	6,115,037	2,475,466	5,876,826
Institutional Class	407,170	250,356	440,363	490,920	10,001	193,813

Net asset value and redemption price per share — Class A	$10.36	$9.72	$7.30	$21.51	$9.91	$13.71

Maximum offering price per share — Class A (Net asset value/.9425)*	$10.99	$10.31	$7.75	$22.82	$10.51	$14.55

Net asset value and offering price per share — Class B**	N/A	$9.52	$5.84	$19.97	N/A	$12.87

Net asset value, offering price and redemption price
per share — Advisor Class	$10.34	$9.74	$7.43	$21.67	$9.91	$13.87

Net asset value, offering price and redemption price
per share — Institutional Class	$10.35	$9.78	$7.47	$21.58	$9.91	$13.91

*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

262	See notes to financial statements	263

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

		REAL	SELECT	SPECIAL	TOTAL
	OPPORTUNITY	ESTATE	GROWTH	SITUATIONS	RETURN
Assets
Investments in securities:
At identified cost	$713,208,526	$76,685,056	$387,068,766	$446,831,664	$733,330,530
At value (Note 1A)	$965,436,865	$80,565,179	$447,163,878	$541,344,869	$906,270,273
Cash	4,506,780	3,305,794	487,357	3,198,155	2,260,814
Receivables:
Investment securities sold	2,608,947	—	—	1,307,272	11,222,663
Dividends and interest	781,611	419,637	216,523	400,931	3,053,647
Shares sold	757,934	441,933	454,332	340,851	784,725
Other assets	50,329	4,021	23,143	27,946	47,858
Total Assets	974,142,466	84,736,564	448,345,233	546,620,024	923,639,980

Liabilities
Payables:
Investment securities purchased	3,865,220	963,332	—	3,037,746	33,669,099
Shares redeemed	2,161,900	59,497	798,458	1,004,676	2,042,225
Accrued advisory fees	560,554	55,304	269,988	351,676	505,247
Accrued shareholder servicing costs	147,568	22,016	57,817	77,077	107,162
Accrued expenses	76,500	44,868	43,069	55,214	78,200
Total Liabilities	6,811,742	1,145,017	1,169,332	4,526,389	36,401,933

Net Assets	$967,330,724	$83,591,547	$447,175,901	$542,093,635	$887,238,047

Net Assets Consist of:
Capital paid in	$675,394,537	$78,175,596	$330,373,685	$440,169,697	$708,042,291
Undistributed net investment income (loss)	5,121,270	418,336	1,158,311	3,143,654	(4,119,893)
Accumulated net realized gain on investments	34,586,578	1,117,492	55,548,793	4,267,079	10,375,906
Net unrealized appreciation in value of investments	252,228,339	3,880,123	60,095,112	94,513,205	172,939,743
Total	$967,330,724	$83,591,547	$447,175,901	$542,093,635	$887,238,047

264	See notes to financial statements	265

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

		REAL	SELECT	SPECIAL	TOTAL
	OPPORTUNITY	ESTATE	GROWTH	SITUATIONS	RETURN
Net Assets:
Class A	$880,273,513	$27,740,515	$373,279,013	$472,719,507	$845,725,584
Class B	$8,605,757	N/A	$3,393,256	$3,300,940	$7,774,133
Advisor Class	$73,476,933	$55,217,506	$66,588,225	$59,158,891	$1,213,116
Institutional Class	$4,974,521	$633,526	$3,915,407	$6,914,297	$32,525,214

Shares outstanding (Note 8):
Class A	23,607,513	2,742,740	33,197,615	17,946,483	44,505,887
Class B	289,958	N/A	346,345	163,877	415,832
Advisor Class	1,944,298	5,439,053	5,855,919	2,231,136	63,698
Institutional Class	131,914	62,505	342,882	259,451	1,700,438

Net asset value and redemption price per share — Class A	$37.29	$10.11	$11.24	$26.34	$19.00

Maximum offering price per share — Class A (Net asset value/.9425)*	$39.56	$10.73	$11.93	$27.95	$20.16

Net asset value and offering price per share — Class B**	$29.68	N/A	$9.80	$20.14	$18.70

Net asset value, offering price and redemption price
per share — Advisor Class	$37.79	$10.15	$11.37	$26.52	$19.04

Net asset value, offering price and redemption price
per share — Institutional Class	$37.71	$10.14	$11.42	$26.65	$19.13

*	On purchases of $100,000 or more, the sales charge is reduced (Note 8).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 8).

266	See notes to financial statements	267

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2016

	CASH	BALANCED	FLOATING	FUND FOR
	MANAGEMENT	INCOME	RATE	INCOME	GOVERNMENT
Investment Income
Interest	$388,195	$229,545	$5,012,889	$40,057,114	$8,270,726
Dividends	—	231,161 (a)	—	—	—

Total income	388,195	460,706	5,012,889	40,057,114	8,270,726

Expenses (Notes 1 and 3):
Advisory fees	596,957	116,985	759,777	4,851,079	2,200,805
Distribution plan expenses – Class A	N/A	49,445	177,780	1,683,212	781,476
Distribution plan expenses – Class B	2,063	N/A	N/A	30,456	23,225
Shareholder servicing costs – Class A	471,909	17,577	98,369	898,844	415,398
Shareholder servicing costs – Class B	1,006	N/A	N/A	8,725	6,435
Shareholder servicing costs – Advisor Class	N/A	23	97,424	96,453	89,881
Shareholder servicing costs – Institutional Class	818	43	3,647	15,315	4,379
Professional fees	36,424	57,154	50,715	91,485	48,862
Custodian fees	18,010	14,533	56,284	33,825	20,994
Registration fees	68,897	89,925	56,107	69,904	75,230
Reports to shareholders	18,438	13,242	15,273	35,671	16,440
Trustees' fees	6,485	795	6,814	36,359	18,122
Other expenses	25,876	8,367	75,069	129,631	51,334

Total expenses	1,246,883	368,089	1,397,259	7,980,959	3,752,581
Less: Expenses waived and/or assumed (Note 3)	(855,008)	(176,568)	(161,613)	(157,952)	(366,801)
Expenses paid indirectly (Note 1G)	(3,680)	(623)	(1,462)	(14,597)	(6,677)
Net expenses	388,195	190,898	1,234,184	7,808,410	3,379,103
Net investment income	—	269,808	3,778,705	32,248,704	4,891,623

Realized and Unrealized Gain (Loss) on Investments and
Futures Contracts (Note 2):
Net realized gain (loss) on:
Investments	—	43,393	(1,259,700)	(26,419,006)	1,505,888
Futures contracts	—	3,472	—	—	—
Net realized gain (loss) on investments and futures contracts	—	46,865	(1,259,700)	(26,419,006)	1,505,888
Net unrealized appreciation on:
Investments	—	1,047,520	2,509,338	52,455,579	1,038,417
Futures contracts	—	14,211	—	—	—
Net unrealized appreciation on investments and futures contracts	—	1,061,731	2,509,338	52,455,579	1,038,417

Net gain on investments and futures contracts	—	1,108,596	1,249,638	26,036,573	2,544,305

Net Increase in Net Assets Resulting from Operations	$—	$1,378,404	$5,028,343	$58,285,277	$7,435,928

(a) Net of $1,035 foreign taxes withheld

268	See notes to financial statements	269

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2016

	INTERNATIONAL		LIMITED
	OPPORTUNITIES	INVESTMENT	DURATION HIGH	STRATEGIC
	BOND	GRADE	QUALITY BOND	INCOME
Investment Income
Interest	$4,788,353 (b)	$21,452,327	$797,571	$11,415
Dividends from affiliate (Note 2)	—	—	—	5,262,610

Total income	4,788,353	21,452,327	797,571	5,274,025

Expenses (Notes 1 and 3):
Advisory fees	977,108	3,691,506	661,293	69,999
Distribution plan expenses – Class A	201,745	1,392,845	112,142	418,943
Distribution plan expenses – Class B	N/A	32,065	N/A	N/A
Shareholder servicing costs – Class A	133,927	667,404	50,175	177,770
Shareholder servicing costs – Class B	N/A	10,342	N/A	N/A
Shareholder servicing costs – Advisor Class	91,889	99,499	97,956	64
Shareholder servicing costs – Institutional Class	3,041	6,116	4,881	N/A
Professional fees	37,497	78,002	29,860	59,767
Custodian fees	50,687	26,686	11,348	14,517
Registration fees	65,922	76,897	54,919	43,437
Reports to shareholders	13,663	25,947	9,360	9,089
Trustees’ fees	7,199	30,325	5,251	7,544
Other expenses	33,505	56,523	25,731	14,034

Total expenses	1,616,183	6,194,157	1,062,916	815,164
Less: Expenses waived and/or assumed (Note 3)	(20,883)	(605,056)	(224,275)	—
Expenses paid indirectly (Note 1G)	(527)	(5,790)	(2,135)	(3,049)

Net expenses	1,594,773	5,583,311	836,506	812,115

Net investment income	3,193,580	15,869,016	(38,935)	4,461,910

Realized and Unrealized Gain (Loss) on Investments, Affiliate and
Foreign Currency Transactions (Notes 2 and 7):
Net realized gain (loss) on:
Investments	(3,214,724)	1,076,502	1,040,722	—
Affiliate	—	—	—	(2,090,537)
Capital gain distribution from affiliate	—	—	—	245,434
Foreign currency transactions	1,267,704	—	—	—
Net realized gain (loss) on investments, affiliate and
foreign currency transactions	(1,947,020)	1,076,502	1,040,722	(1,845,103)
Net unrealized appreciation on:
Investments	9,081,959	19,080,145	554,240	—
Affiliate	—	—	—	5,220,510
Foreign currency transactions	293,520	—	—	—

Net unrealized appreciation on investments, affiliate and
foreign currency transactions	9,375,479	19,080,145	554,240	5,220,510

Net gain on investments, affiliate and foreign currency transactions	7,428,459	20,156,647	1,594,962	3,375,407

Net Increase in Net Assets Resulting from Operations	$10,622,039	$36,025,663	$1,556,027	$7,837,317

(b) Net of $46,509 foreign taxes withheld.

270	See notes to financial statements	271

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2016

							HEDGED U.S.
	COVERED CALL	EQUITY			GROWTH &		EQUITY
	STRATEGY	INCOME		GLOBAL	INCOME		OPPORTUNITIES	INTERNATIONAL
Investment Income
Dividends	$680,191	$16,734,847	(a)	$7,514,382 (b)	$41,948,796	(c)	$48,675 (d)	$5,751,426 (e)
Interest	—	74,435		35,324	103,068		—	22,876

Total income	680,191	16,809,282		7,549,706	42,051,864		48,675	5,774,302

Expenses (Notes 1 and 3):
Advisory fees	212,550	4,186,513		4,587,844	11,734,894		33,039	2,737,581
Distribution plan expenses – Class A	30,909	1,548,515		1,009,226	4,648,835		1,825	616,877
Distribution plan expenses – Class B	N/A	36,183		31,508	178,409		N/A	18,020
Shareholder servicing costs – Class A	19,655	712,000		625,930	2,246,946		4,411	465,528
Shareholder servicing costs – Class B	N/A	10,338		8,980	39,410		N/A	6,642
Shareholder servicing costs – Advisor Class	32,121	33,754		98,273	68,937		5,006	103,616
Shareholder servicing costs – Institutional Class	454	1,219		944	2,137		3	764
Professional fees.	67,485	60,127		53,151	166,174		31,998	45,805
Custodian fees	5,719	25,916		121,850	57,957		2,000	87,589
Registration fees	39,820	80,979		80,902	97,888		13,000	77,952
Reports to shareholders	4,356	25,796		27,961	87,122		5,600	23,710
Trustees’ fees	1,097	30,911		26,032	93,556		78	15,033
Other expenses	4,835	57,885		95,577	154,375		4,399	47,628

Total expenses	419,001	6,810,136		6,768,178	19,576,640		101,359	4,246,745
Less: Expenses waived and/or assumed (Note 3)	(130,501)	—		(241,466)	—		(59,255)	—
Expenses paid indirectly (Note 1G)	(39)	(5,963)		(2,879)	(15,535)		—	(1,885)

Net expenses	288,461	6,804,173		6,523,833	19,561,105		42,104	4,244,860

Net investment income	391,730	10,005,109		1,025,873	22,490,759		6,571	1,529,442

Realized and Unrealized Gain (Loss) on Investments, Options and
Future Contracts and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	668,557	10,787,447		(22,096,320)	56,987,271		(5,938)	(2,622,386)
Options contracts	(934,217)	122,170		—	—		—	—
Futures contracts	—	—		—	—		(1,796)	—
Foreign currency transactions (Note 1C)	—	—		3,548	—		291	(124,145)
Net realized gain (loss) on investments, options and futures contracts, and
foreign currency transactions	(265,660)	10,909,617		(22,092,772)	56,987,271		(7,443)	(2,746,531)
Net unrealized appreciation (depreciation) of:
Investments	1,869,167	54,327,047		50,366,959	110,786,808		113,482	24,787,108
Options contracts	84,899	—		—	—		(68,296)	—
Futures contracts	—	—		—	—		(74,388)	—
Foreign currency transactions (Note 1C)	—	—		1,030	—		(7)	4,841
Net unrealized appreciation (depreciation) on investments, options and futures
contracts, and foreign currency transactions	1,954,066	54,327,047		50,367,989	110,786,808		(29,209)	24,791,949
Net gain (loss) on investments, options and futures contracts
and foreign currency transactions	1,688,406	65,236,664		28,275,217	167,774,079		(36,652)	22,045,418
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,080,136	$75,241,773		$29,301,090	$190,264,838		$(30,081)	$23,574,860

(a) Net of $46,891 foreign taxes withheld
(b) Net of $424,227 foreign taxes withheld
(c) Net of $96,112 foreign taxes withheld
(d) Net of $332 foreign taxes withheld
(e) Net of $454,001 foreign taxes withheld

272	See notes to financial statements	273

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2016

			REAL	SELECT	SPECIAL	TOTAL
	OPPORTUNITY		ESTATE	GROWTH	SITUATIONS	RETURN
Investment Income
Dividends	$16,065,836	(f)	$2,680,734	$6,360,169	$10,021,683	$12,601,521	(g)
Interest	166,141		—	15,226	41,568	8,463,987

Total income	16,231,977		2,680,734	6,375,395	10,063,251	21,065,508

Expenses (Notes 1 and 3):
Advisory fees	6,538,235		517,106	3,180,994	4,058,074	5,975,946
Distribution plan expenses – Class A	2,541,086		56,497	1,096,012	1,331,553	2,453,286
Distribution plan expenses – Class B	89,036		N/A	36,807	33,595	79,618
Shareholder servicing costs – Class A	1,393,479		43,444	620,940	796,568	1,167,333
Shareholder servicing costs – Class B	20,357		N/A	9,576	9,699	16,945
Shareholder servicing costs – Advisor Class	104,257		88,795	32,321	85,781	763
Shareholder servicing costs – Institutional Class	1,401		261	1,168	1,886	9,294
Professional fees	92,869		65,966	48,430	54,076	86,694
Custodian fees	37,463		6,953	19,949	30,936	42,815
Registration fees	110,680		85,084	88,903	84,400	88,386
Reports to shareholders	50,227		13,392	22,915	31,190	41,657
Trustees’ fees	49,786		3,641	23,417	27,080	46,431
Other expenses	91,381		14,931	38,073	52,852	103,242

Total expenses	11,120,257		896,070	5,219,505	6,597,690	10,112,410
Less: Expenses waived and/or assumed (Note 3)	—		(61,030)	—	(49,241)	—
Expenses paid indirectly (Note 1G)	(9,638)		(1,370)	(2,564)	(6,294)	(10,585)

Net expenses	11,110,619		833,670	5,216,941	6,542,155	10,101,825

Net investment income	5,121,358		1,847,064	1,158,454	3,521,096	10,963,683

Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain on investments	34,586,627		1,257,211	55,974,501	5,047,355	15,428,099

Net unrealized appreciation (depreciation) of investments	26,978,713		6,328,298	(29,597,382)	42,543,717	42,876,523

Net gain on investments	61,565,340		7,585,509	26,377,119	47,591,072	58,304,622

Net Increase in Net Assets Resulting from Operations	$66,686,698		$9,432,573	$27,535,573	$51,112,168	$69,268,305

(f) Net of $17,643 foreign taxes withheld
(g) Net of $28,889 foreign taxes withheld

274	See notes to financial statements	275

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	CASH	BALANCED				FUND
	MANAGEMENT		INCOME	FLOATING RATE		FOR INCOME
Year Ended September 30	2016	2015	2016 *	2016	2015	2016	2015
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$269,808	$3,778,705	$2,924,668	$32,248,704	$30,891,498
Net realized gain (loss) on investments
and futures contracts	—	—	46,865	(1,259,700)	(2,287,337)	(26,419,006)	(15,066,252)
Net unrealized appreciation (depreciation) of investments and
futures contracts	—	—	1,061,731	2,509,338	(547,178)	52,455,579	(35,320,472)

Net increase (decrease) in net assets resulting
from operations	—	—	1,378,404	5,028,343	90,153	58,285,277	(19,495,226)

Dividends to Shareholders
Net investment income – Class A	—	—	(252,943)	(1,721,284)	(1,651,739)	(28,095,986)	(31,122,480)
Net investment income – Class B	—	—	N/A	N/A	N/A	(122,232)	(170,838)
Net investment income – Advisor Class	N/A	N/A	(1,621)	(1,732,407)	(1,387,153)	(2,868,632)	(2,154,704)
Net investment income – Institutional Class	—	—	(2,135)	(397,164)	(203,347)	(2,837,180)	(2,774,913)

Total dividends	—	—	(256,699)	(3,850,855)	(3,242,239)	(33,924,030)	(36,222,935)

Share Transactions
Class A:
Proceeds from shares sold	220,000,674	188,680,191	29,666,925	13,988,494	16,227,394	44,844,582	56,372,212
Reinvestment of dividends	—	—	249,169	1,656,758	1,602,638	24,326,941	26,804,294
Cost of shares redeemed	(207,529,163)	(187,201,946)	(1,345,357)	(12,013,129)	(9,445,295)	(85,357,155)	(89,743,444)
	12,471,511	1,478,245	28,570,737	3,632,123	8,384,737	(16,185,632)	(6,566,938)
Class B:
Proceeds from shares sold	508,240	402,446	N/A	N/A	N/A	153,274	335,094
Reinvestment of dividends	—	—	N/A	N/A	N/A	98,032	133,486
Cost of shares redeemed	(547,558)	(519,111)	N/A	N/A	N/A	(808,011)	(1,489,533)
	(39,318)	(116,665)	N/A	N/A	N/A	(556,705)	(1,020,953)
Advisor Class:
Proceeds from shares sold	N/A	N/A	100,010	19,186,634	21,065,167	28,446,083	31,328,538
Reinvestment of dividends	N/A	N/A	1,622	1,726,808	1,382,219	2,860,325	2,117,050
Cost of shares redeemed	N/A	N/A	—	(9,702,326)	(5,957,676)	(7,394,038)	(19,431,815)
	N/A	N/A	101,632	11,211,116	16,489,710	23,912,370	14,013,773
Institutional Class:
Proceeds from shares sold	1,575,243	1,209,104	146,631	4,679,951	11,763,251	19,288,098	12,712,337
Reinvestment of dividends	—	—	2,135	7,919	25,267	154,245	607,766
Cost of shares redeemed	(997,942)	(1,537,953)	(1,398)	(3,845,745)	(6,462,400)	(10,511,393)	(380,862)
	577,301	(328,849)	147,368	842,125	5,326,118	8,930,950	12,939,241
Net increase from share transactions	13,009,494	1,032,731	28,819,737	15,685,364	30,200,565	16,100,983	19,365,123
Net increase (decrease) in net assets	13,009,494	1,032,731	29,941,442	16,862,852	27,048,479	40,462,230	(36,353,038)

Net Assets
Beginning of year	112,119,829	111,087,098	—	117,681,040	90,632,561	664,026,855	700,379,893

End of year†	$125,129,323	$112,119,829	$29,941,442	$134,543,892	$117,681,040	$704,489,085	$664,026,855
†Includes undistributed net investment income (deficit) of	$—	$—	$23,213	$25,946	$(337,720)	$(2,746,245)	$(6,658,667)

*From October 1, 2015 (commencement of operations) to September 30, 2016.

276	See notes to financial statements	277

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	CASH	BALANCED				FUND
	MANAGEMENT		INCOME	FLOATING RATE		FOR INCOME
Year Ended September 30	2016	2015	2016 *	2016	2015	2016	2015
Shares Issued and Redeemed
Class A:
Sold	220,000,674	188,680,191	2,877,326	1,468,052	1,666,860	18,679,753	22,197,151
Issued for dividends reinvested	—	—	23,750	173,895	164,946	10,132,558	10,597,619
Redeemed	(207,529,163)	(187,201,946)	(128,384)	(1,258,018)	(972,258)	(35,594,874)	(35,402,127)

Net increase (decrease) in Class A shares outstanding	12,471,511	1,478,245	2,772,692	383,929	859,548	(6,782,563)	(2,607,357)

Class B:
Sold	508,240	402,446	N/A	N/A	N/A	64,132	133,419
Issued for dividends reinvested	—	—	N/A	N/A	N/A	40,884	52,815
Redeemed	(547,558)	(519,111)	N/A	N/A	N/A	(339,786)	(584,990)

Net decrease in Class B shares outstanding	(39,318)	(116,665)	N/A	N/A	N/A	(234,770)	(398,756)

Advisor Class:
Sold	N/A	N/A	10,001	2,011,796	2,163,592	11,961,264	12,284,664
Issued for dividends reinvested	N/A	N/A	156	181,286	142,291	1,188,864	838,705
Redeemed	N/A	N/A	—	(1,017,251)	(611,893)	(3,075,131)	(7,666,834)

Net increase in Advisor Class shares outstanding	N/A	N/A	10,157	1,175,831	1,693,990	10,074,997	5,456,535

Institutional Class:
Sold	1,575,243	1,209,104	14,537	496,651	1,211,598	7,917,239	4,969,991
Issued for dividends reinvested	—	—	204	832	2,603	63,982	238,961
Redeemed	(997,942)	(1,537,953)	(131)	(401,689)	(662,209)	(4,457,424)	(151,240)

Net increase (decrease) in Institutional Class
shares outstanding	577,301	(328,849)	14,610	95,794	551,992	3,523,797	5,057,712

*From October 1, 2015 (commencement of operations) to September 30, 2016.

278	See notes to financial statements	279

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

			INTERNATIONAL				LIMITED DURATION
	GOVERNMENT		OPPORTUNITIES BOND		INVESTMENT GRADE		HIGH QUALITY BOND
Year Ended September 30	2016	2015	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$4,891,623	$5,495,197	$3,193,580	$1,954,192	$15,869,016	$15,986,319	$(38,935)	$327,829
Net realized gain (loss) on investments
and foreign currency transactions	1,505,888	508,308	(1,947,020)	(1,276,847)	1,076,502	4,891,028	1,040,722	(5,345)
Net unrealized appreciation (depreciation) of investments and
foreign currency transactions.	1,038,417	595,745	9,375,479	(14,673,919)	19,080,145	(14,533,465)	554,240	160,513
Net increase (decrease) in net assets resulting
from operations	7,435,928	6,599,250	10,622,039	(13,996,574)	36,025,663	6,343,882	1,556,027	482,997
Dividends to Shareholders
Net investment income – Class A	(5,098,278)	(6,284,056)	(989,781)	(2,294,314)	(17,167,268)	(18,811,340)	(832,049)	(374,031)
Net investment income – Class B	(25,367)	(40,261)	N/A	N/A	(89,798)	(137,263)	N/A	N/A
Net investment income – Advisor Class	(1,234,888)	(983,837)	(838,724)	(1,318,823)	(2,761,769)	(2,173,339)	(1,167,608)	(727,935)
Net investment income – Institutional Class	(345,265)	(277,127)	(195,704)	(586,454)	(855,941)	(1,004,576)	(476,781)	(122,625)
Total dividends	(6,703,798)	(7,585,281)	(2,024,209)	(4,199,591)	(20,874,776)	(22,126,518)	(2,476,438)	(1,224,591)
Share Transactions
Class A:
Proceeds from shares sold	37,665,852	22,736,328	6,401,813	10,795,963	72,485,945	64,028,514	29,155,089	20,758,682
Reinvestment of dividends	4,827,126	5,929,898	949,631	2,206,234	16,052,698	17,580,395	809,386	368,085
Cost of shares redeemed	(50,293,578)	(51,829,306)	(15,650,271)	(13,802,724)	(82,482,076)	(84,613,640)	(8,134,265)	(2,923,219)
	(7,800,600)	(23,163,080)	(8,298,827)	(800,527)	6,056,567	(3,004,731)	21,830,210	18,203,548
Class B:
Proceeds from shares sold	229,389	227,686	N/A	N/A	415,040	480,991	N/A	N/A
Reinvestment of dividends	24,407	38,392	N/A	N/A	86,756	132,854	N/A	N/A
Cost of shares redeemed	(712,548)	(1,001,688)	N/A	N/A	(1,299,936)	(1,606,746)	N/A	N/A
	(458,752)	(735,610)	N/A	N/A	(798,140)	(992,901)	N/A	N/A
Advisor Class:
Proceeds from shares sold	22,608,318	20,916,906	20,843,533	24,726,998	31,066,280	27,816,452	17,582,400	16,943,269
Reinvestment of dividends	1,230,638	980,039	836,307	1,314,831	2,752,476	2,161,838	1,160,847	726,768
Cost of shares redeemed	(9,845,019)	(5,282,685)	(25,621,311)	(3,203,191)	(15,965,377)	(9,123,361)	(8,132,877)	(2,406,247)
	13,993,937	16,614,260	(3,941,471)	22,838,638	17,853,379	20,854,929	10,610,370	15,263,790
Institutional Class:
Proceeds from shares sold	4,623,534	18,491,366	773,078	5,543,928	19,457,559	6,813,608	18,700,486	7,903,190
Reinvestment of dividends	13,151	68,616	8,650	117,098	69,861	258,070	3,113	23,070
Cost of shares redeemed	(10,762,966)	(15,338,142)	(12,047,796)	(163,462)	(3,784,887)	(13,616,604)	(3,041,711)	(6,235,545)
	(6,126,281)	3,221,840	(11,266,068)	5,497,564	15,742,533	(6,544,926)	15,661,888	1,690,715
Net increase (decrease) from share transactions	(391,696)	(4,062,590)	(23,506,366)	27,535,675	38,854,339	10,312,371	48,102,468	35,158,053
Net increase (decrease) in net assets	340,434	(5,048,621)	(14,908,536)	9,339,510	54,005,226	(5,470,265)	47,182,057	34,416,459
Net Assets
Beginning of year	332,586,823	337,635,444	139,402,626	130,063,116	540,965,847	546,436,112	74,101,279	39,684,820
End of year†	$332,927,257	$332,586,823	$124,494,090	$139,402,626	$594,971,073	$540,965,847	$121,283,336	$74,101,279
†Includes undistributed net investment income (deficit) of	$2,611	$96,314	$(1,227,648)	$(4,123,681)	$(13,492,471)	$(10,606,832)	$(1,760,669)	$(661,994)

280	See notes to financial statements	281

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

			INTERNATIONAL				LIMITED DURATION
	GOVERNMENT		OPPORTUNITIES BOND		INVESTMENT GRADE		HIGH QUALITY BOND
Year Ended September 30	2016	2015	2016	2015	2016	2015	2016	2015
Shares Issued and Redeemed
Class A:
Sold	3,482,260	2,088,784	722,896	1,143,107	7,462,492	6,481,146	3,007,505	2,109,083
Issued for dividends reinvested	446,507	544,048	110,382	236,312	1,653,812	1,778,652	83,518	37,457
Redeemed	(4,653,033)	(4,761,934)	(1,771,836)	(1,480,513)	(8,501,494)	(8,571,448)	(838,923)	(297,576)

Net increase (decrease) in Class A shares outstanding	(724,266)	(2,129,102)	(938,558)	(101,094)	614,810	(311,650)	2,252,100	1,848,964

Class B:
Proceeds from shares sold	21,319	20,883	N/A	N/A	43,568	48,899	N/A	N/A
Issued for dividends reinvested	2,263	3,530	N/A	N/A	9,020	13,513	N/A	N/A
Cost of shares redeemed	(65,981)	(92,010)	N/A	N/A	(135,398)	(162,547)	N/A	N/A

Net decrease in Class B shares outstanding	(42,399)	(67,597)	N/A	N/A	(82,810)	(100,135)	N/A	N/A

Advisor Class:
Proceeds from shares sold	2,086,604	1,921,902	2,351,297	2,652,774	3,183,454	2,813,445	1,807,222	1,716,139
Issued for dividends reinvested	113,619	89,969	96,941	141,696	282,150	218,769	119,401	73,663
Cost of shares redeemed	(908,097)	(485,035)	(2,853,135)	(341,032)	(1,633,088)	(920,368)	(835,583)	(244,128)

Net increase (decrease) in Advisor Class shares
outstanding	1,292,126	1,526,836	(404,897)	2,453,438	1,832,516	2,111,846	1,091,040	1,545,674
Institutional Class:
Sold	427,044	1,695,349	87,003	586,609	1,984,468	686,431	1,922,294	801,095
Issued for dividends reinvested	1,211	6,280	1,000	12,596	7,178	26,108	320	2,338
Redeemed	(988,228)	(1,398,152)	(1,397,456)	(17,746)	(383,038)	(1,398,255)	(312,617)	(632,276)

Net increase (decrease) in Institutional Class shares
outstanding	(559,973)	303,477	(1,309,453)	581,459	1,608,608	(685,716)	1,609,997	171,157

282	See notes to financial statements	283

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	STRATEGIC INCOME
Year Ended September 30	2016	2015
Increase (Decrease) in Net Assets From Operations
Net investment income	$4,461,910	$4,269,180
Net realized loss on investments and affiliate	(2,090,537)	(229,431)
Capital gain distributions from affiliate (Note 2)	245,434	274,361
Net unrealized appreciation (depreciation) of investments
and affiliate	5,220,510	(7,633,115)

Net increase (decrease) in net assets resulting
from operations	7,837,317	(3,319,005)

Distributions to Shareholders
Net investment income – Class A	(4,718,986)	(4,250,570)
Net investment income – Class B	N/A	N/A
Net investment income – Advisor Class	(13,306)	(13,030)
Net investment income – Institutional Class	N/A	N/A
Net realized gains – Class A	(253,425)	(801,079)
Net realized gains – Class B	N/A	N/A
Net realized gains – Advisor Class	(571)	(2,497)
Net realized gains – Institutional Class	N/A	N/A
Total distributions	(4,986,288)	(5,067,176)

Share Transactions
Class A:
Proceeds from shares sold	32,016,312	51,014,186
Reinvestment of distributions	4,778,695	4,892,843
Cost of shares redeemed	(22,181,166)	(17,348,984)
	14,613,841	38,558,045
Class B:
Proceeds from shares sold	N/A	N/A
Reinvestment of distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
	N/A	N/A
Advisor Class:
Proceeds from shares sold	165,581	183,408
Reinvestment of distributions	13,877	15,496
Cost of shares redeemed	(78,602)	(194,201)
	100,856	4,703
Institutional Class:
Proceeds from shares sold	N/A	N/A
Reinvestment of distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
	N/A	N/A
Net increase from share transactions	14,714,697	38,562,748

Net increase in net assets	17,565,726	30,176,567

Net Assets
Beginning of year	132,039,298	101,862,731
End of year†	$149,605,024	$132,039,298

†Includes undistributed net investment income of	$46,786	$317,168

284	See notes to financial statements

	STRATEGIC INCOME
Year Ended September 30	2016	2015
Shares Issued and Redeemed
Class A:
Sold	3,429,263	5,237,519
Issued for distributions reinvested	513,348	503,915
Redeemed	(2,380,044)	(1,790,431)

Net increase in Class A shares outstanding	1,562,567	3,951,003

Class B:
Proceeds from shares sold	N/A	N/A
Issued for distributions reinvested	N/A	N/A
Cost of shares redeemed	N/A	N/A

Net decrease in Class B shares outstanding	N/A	N/A

Advisor Class:
Proceeds from shares sold	17,852	18,657
Issued for distributions reinvested	1,492	1,596
Cost of shares redeemed	(8,463)	(19,853)

Net increase in Advisor Class shares outstanding	10,881	400

Institutional Class:
Sold	N/A	N/A
Issued for distributions reinvested	N/A	N/A
Redeemed	N/A	N/A

Net increase in Institutional Class shares outstanding	N/A	N/A

285

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	COVERED CALL
	STRATEGY	EQUITY INCOME		GLOBAL		GROWTH & INCOME
Year Ended September 30	2016 *	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets From Operations
Net investment income	$391,730	$10,005,109	$8,834,644	$1,025,873	$354,718	$22,490,759	$16,766,700
Net realized gain (loss) on investments, options and
futures contracts, and foreign currency transactions	(265,660)	10,909,617	19,155,363	(22,092,772)	25,797,010	56,987,271	94,097,022
Net unrealized appreciation (depreciation) of
investments, options and futures contracts, and
foreign currency transactions	1,954,066	54,327,047	(52,104,589)	50,367,989	(25,481,813)	110,786,808	(207,594,775)
Net increase (decrease) in net assets resulting
from operations	2,080,136	75,241,773	(24,114,582)	29,301,090	669,915	190,264,838	(96,731,053)

Distributions to Shareholders
Net investment income – Class A	(122,166)	(8,682,440)	(7,764,142)	(128,304)	—	(17,472,549)	(13,548,001)
Net investment income – Class B	N/A	(33,687)	(35,071)	—	—	(74,135)	(47,198)
Net investment income – Advisor Class	(229,075)	(969,565)	(640,384)	(177,083)	—	(2,011,454)	(1,481,022)
Net investment income – Institutional Class	(26,358)	(109,638)	(150,672)	(4,497)	—	(141,364)	(109,473)
Net realized gains – Class A	—	(19,115,339)	(23,687,499)	(18,139,773)	(57,930,649)	(68,462,248)	(74,526,500)
Net realized gains – Class B	N/A	(145,747)	(250,819)	(220,201)	(798,140)	(899,318)	(1,191,667)
Net realized gains – Advisor Class	—	(1,660,873)	(1,557,015)	(6,790,693)	(12,698,968)	(6,915,132)	(6,144,693)
Net realized gains – Institutional Class	—	(325,937)	(368,685)	(159,100)	(522,230)	(430,015)	(449,195)

Total distributions	(377,599)	(31,043,226)	(34,454,287)	(25,619,651)	(71,949,987)	(96,406,215)	(97,497,749)

Share Transactions
Class A:
Proceeds from shares sold	48,782,331	61,467,757	72,214,654	35,052,068	39,149,881	151,969,755	176,073,369
Reinvestment of distributions	120,752	27,486,375	31,157,447	18,063,683	57,247,510	85,343,880	87,532,440
Cost of shares redeemed	(982,520)	(84,852,696)	(75,721,110)	(45,984,668)	(42,810,677)	(231,283,130)	(224,370,769)

	47,920,563	4,101,436	27,650,991	7,131,083	53,586,714	6,030,505	39,235,040

Class B:
Proceeds from shares sold	N/A	242,709	405,159	239,411	528,779	1,453,400	1,676,093
Reinvestment of distributions	N/A	179,411	284,695	220,201	796,759	971,884	1,236,146
Cost of shares redeemed	N/A	(1,092,424)	(2,114,353)	(864,944)	(1,190,031)	(5,559,988)	(6,693,763)

	N/A	(670,304)	(1,424,499)	(405,332)	135,507	(3,134,704)	(3,781,524)

Advisor Class:
Proceeds from shares sold	48,595,028	20,703,026	22,718,011	58,533,768	61,955,545	60,847,247	69,126,846
Reinvestment of distributions	228,031	2,609,004	2,187,179	6,964,959	12,687,159	8,881,725	7,597,309
Cost of shares redeemed	(10,671,187)	(10,774,411)	(14,707,043)	(13,225,742)	(11,240,272)	(85,290,088)	(43,145,322)

	38,151,872	12,537,619	10,198,147	52,272,985	63,402,432	(15,561,116)	33,578,833

Institutional Class:
Proceeds from shares sold	4,081,405	3,761,509	3,376,843	328,204	392,755	942,301	1,078,751
Reinvestment of distributions	2,023	273,351	154,468	163,598	522,230	571,379	558,667
Cost of shares redeemed	(1,048)	(11,837,447)	(205,211)	(201,119)	(492,398)	(882,614)	(914,920)

	4,082,380	(7,802,587)	3,326,100	290,683	422,587	631,066	722,498

Net increase (decrease) from share transactions	90,154,815	8,166,164	39,750,739	59,289,419	117,547,240	(12,034,249)	69,754,847
Net increase (decrease) in net assets	91,857,352	52,364,711	(18,818,130)	62,970,858	46,267,168	81,824,374	(124,473,955)

Net Assets
Beginning of year	—	537,443,618	556,261,748	452,298,131	406,030,963	1,666,728,180	1,791,202,135

End of year†	$91,857,352	$589,808,329	$537,443,618	$515,268,989	$452,298,131	$1,748,552,554	$1,666,728,180

†Includes undistributed net investment income of	$14,131	$2,657,078	$2,447,299	$958,293	$239,384	$13,567,156	$5,909,198

*From April 1, 2016 (commencement of operations) to September 30, 2016.

286	See notes to financial statements	287

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	COVERED CALL
	STRATEGY	EQUITY INCOME		GLOBAL		GROWTH & INCOME
Year Ended September 30	2016 *	2016	2015	2016	2015	2016	2015
Shares Issued and Redeemed
Class A:
Sold	4,767,539	6,555,770	7,336,596	4,915,279	4,901,776	7,381,569	7,787,049
Issued for distributions reinvested	11,707	2,962,868	3,209,850	2,460,992	7,684,230	4,133,027	3,935,976
Redeemed	(95,242)	(9,037,443)	(7,705,002)	(6,463,775)	(5,352,471)	(11,210,394)	(9,912,533)

Net increase in Class A shares outstanding	4,684,004	481,195	2,841,444	912,496	7,233,535	304,202	1,810,492

Class B:
Sold	N/A	26,441	41,958	41,598	78,767	76,305	79,295
Issued for distributions reinvested	N/A	19,752	29,766	37,322	130,402	50,645	59,459
Redeemed	N/A	(120,318)	(218,351)	(150,696)	(179,418)	(291,680)	(316,708)

Net increase (decrease) in Class B shares outstanding	N/A	(74,125)	(146,627)	(71,776)	29,751	(164,730)	(177,954)

Advisor Class
Sold	4,818,883	2,188,222	2,306,935	8,092,269	7,646,436	2,931,409	3,040,101
Issued for distributions reinvested	22,348	280,602	225,617	936,150	1,684,881	427,659	340,669
Redeemed	(1,056,567)	(1,138,072)	(1,476,879)	(1,838,151)	(1,398,555)	(4,145,892)	(1,865,063)

Net increase (decrease) in Advisor Class shares outstanding	3,784,664	1,330,752	1,055,673	7,190,268	7,932,762	(786,824)	1,515,707

Institutional Class:
Sold	407,074	391,950	347,901	46,001	48,763	46,308	47,708
Issued for distributions reinvested	196	29,340	15,831	21,901	69,078	27,620	25,118
Redeemed	(100)	(1,251,685)	(20,738)	(27,423)	(61,001)	(42,961)	(40,741)

Net increase (decrease) in Institutional Class shares
outstanding	407,170	(830,395)	342,994	40,479	56,840	30,967	32,085

*From April 1, 2016 (commencement of operations) to September 30, 2016.

288	See notes to financial statements	289

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	HEDGED U.S. EQUITY
	OPPORTUNITIES	INTERNATIONAL		OPPORTUNITY		REAL ESTATE
Year Ended September 30	2016 *	2016	2015	2016	2015	2016	2015 **
Increase (Decrease) in Net Assets From Operations
Net investment income	$6,571	$1,529,442	$1,177,991	$5,121,358	$1,035,051	$1,847,064	$404,033
Net realized gain (loss) on investments, options and futures
contracts, and foreign currency transactions	(7,443)	(2,746,531)	(7,234,671)	34,586,627	79,081,123	1,257,211	24,636
Net unrealized appreciation (depreciation) of investments,
options and futures contracts, and foreign
currency transactions	(29,209)	24,791,949	(1,841,871)	26,978,713	(92,521,856)	6,328,298	(2,448,175)
Net increase (decrease) in net assets resulting
from operations	(30,081)	23,574,860	(7,898,551)	66,686,698	(12,405,682)	9,432,573	(2,019,506)

Distributions to Shareholders
Net investment income – Class A	—	(811,325)	(712,515)	(932,093)	(1,230,423)	(374,698)	(68,828)
Net investment income – Class B	N/A	(4,061)	—	—	—	N/A	N/A
Net investment income – Advisor Class	—	(315,211)	(140,251)	(93,491)	(78,489)	(1,064,535)	(309,011)
Net investment income – Institutional Class	—	(12,370)	(18,281)	(9,572)	(18,948)	(22,157)	(8,900)
Net realized gains – Class A	—	—	—	(69,557,929)	(53,444,769)	(35,427)	—
Net realized gains – Class B	N/A	—	—	(945,973)	(913,751)	N/A	N/A
Net realized gains – Advisor Class	—	—	—	(4,434,485)	(2,495,521)	(111,064)	—
Net realized gains – Institutional Class	—	—	—	(363,565)	(255,417)	(2,496)	—

Total distributions	—	(1,142,967)	(871,047)	(76,337,108)	(58,437,318)	(1,610,377)	(386,739)

Share Transactions
Class A:
Proceeds from shares sold	9,273,891	28,098,007	34,322,329	124,866,504	136,372,505	18,454,657	12,123,983
Reinvestment of distributions	—	804,813	707,912	69,999,981	54,304,871	395,757	67,795
Cost of shares redeemed	(10,686)	(31,080,873)	(26,787,203)	(124,056,665)	(111,164,893)	(4,353,175)	(301,713)

	9,263,205	(2,178,053)	8,243,038	70,809,820	79,512,483	14,497,239	11,890,065
Class B:
Proceeds from shares sold	N/A	132,109	194,517	788,145	880,576	N/A	N/A
Reinvestment of distributions	N/A	4,038	—	940,954	913,334	N/A	N/A
Cost of shares redeemed	N/A	(760,543)	(920,495)	(2,435,194)	(3,260,835)	N/A	N/A

	N/A	(624,396)	(725,978)	(706,095)	(1,466,925)	N/A	N/A
Advisor Class:
Proceeds from shares sold	24,590,674	27,538,775	30,826,438	33,137,811	26,801,133	18,737,198	43,112,696
Reinvestment of distributions	—	314,171	139,818	4,476,994	2,559,289	1,170,197	308,971
Cost of shares redeemed	(20,518)	(9,640,858)	(6,399,457)	(12,691,626)	(12,916,191)	(11,348,437)	(765,928)

	24,570,156	18,212,088	24,566,799	24,923,179	16,444,231	8,558,958	42,655,739
Institutional Class:
Proceeds from shares sold	100,010	368,590	444,822	1,029,771	1,039,954	511,240	1,048,520
Reinvestment of distributions	—	12,370	18,281	373,137	274,365	24,653	8,900
Cost of shares redeemed	—	(245,254)	(395,447)	(645,729)	(593,271)	(1,019,222)	(496)

	100,010	135,706	67,656	757,179	721,048	(483,329)	1,056,924
Net increase from share transactions	33,933,371	15,545,345	32,151,515	95,784,083	95,210,837	22,572,868	55,602,728

Net increase in net assets	33,903,290	37,977,238	23,381,917	86,133,673	24,367,837	30,395,064	53,196,483

Net Assets
Beginning of year	—	257,054,540	233,672,623	881,197,051	856,829,214	53,196,483	—

End of year†	$33,903,290	$295,031,778	$257,054,540	$967,330,724	$881,197,051	$83,591,547	$53,196,483

†Includes undistributed net investment income of	$6,862	$1,405,248	$1,142,919	$5,121,270	$1,035,020	$418,336	$17,294

*From August 1, 2016 (commencement of operations) to September 30, 2016.
**From April 6, 2015 (commencement of operations) to September 30, 2015.

290	See notes to financial statements	291

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	HEDGED U.S. EQUITY
	OPPORTUNITIES	INTERNATIONAL		OPPORTUNITY		REAL ESTATE
Year Ended September 30	2016 *	2016	2015	2016	2015	2016	2015 **
Shares Issued and Redeemed
Class A:
Sold	936,023	2,127,784	2,600,533	3,446,512	3,318,481	1,855,661	1,299,792
Issued for distributions reinvested	—	60,467	54,835	1,920,966	1,372,375	39,622	7,665
Redeemed	(1,070)	(2,343,185)	(2,031,442)	(3,431,848)	(2,705,324)	(426,479)	(33,521)

Net increase (decrease) in Class A shares outstanding	934,953	(154,934)	623,926	1,935,630	1,985,532	1,468,804	1,273,936

Class B:
Proceeds from shares sold	N/A	10,638	15,517	27,316	26,080	N/A	N/A
Issued for distributions reinvested	N/A	321	—	32,258	28,077	N/A	N/A
Cost of shares redeemed	N/A	(61,282)	(73,691)	(83,444)	(96,523)	N/A	N/A

Net decrease in Class B shares outstanding	N/A	(50,323)	(58,174)	(23,870)	(42,366)	N/A	N/A

Advisor Class:
Proceeds from shares sold	2,477,541	2,058,313	2,303,344	903,793	644,299	1,916,747	4,594,793
Issued for distributions reinvested	—	23,393	10,772	121,493	64,158	117,391	34,846
Cost of shares redeemed	(2,075)	(720,035)	(484,106)	(346,735)	(310,019)	(1,140,297)	(84,427)

Net increase in Advisor Class shares outstanding	2,475,466	1,361,671	1,830,010	678,551	398,438	893,841	4,545,212

Institutional Class:
Sold	10,001	27,762	33,320	28,565	25,177	49,689	106,509
Issued for distributions reinvested	—	920	1,407	10,159	6,904	2,490	1,005
Redeemed	—	(18,468)	(29,837)	(17,889)	(14,276)	(97,131)	(57)

Net increase (decrease) in Institutional Class shares
outstanding	10,001	10,214	4,890	20,835	17,805	(44,952)	107,457

*From August 1, 2016 (commencement of operations) to September 30, 2016.
**From April 6, 2015 (commencement of operations) to September 30, 2015.

292	See notes to financial statements	293

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	SELECT GROWTH		SPECIAL SITUATIONS		TOTAL RETURN
Year Ended September 30	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,158,454	$788,190	$3,521,096	$443,836	$10,963,683	$8,897,828
Net realized gain on investments	55,974,501	46,613,802	5,047,355	29,671,829	15,428,099	26,452,055
Net unrealized appreciation (depreciation) of investments	(29,597,382)	(25,403,387)	42,543,717	(30,358,590)	42,876,523	(60,504,263)

Net increase (decrease) in net assets resulting
from operations	27,535,573	21,998,605	51,112,168	(242,925)	69,268,305	(25,154,380)
Distributions to Shareholders
Net investment income — Class A	(632,707)	(33,918)	(320,349)	(614,851)	(12,018,647)	(11,458,210)
Net investment income — Class B	(352)	—	—	—	(57,057)	(28,623)
Net investment income — Advisor Class	(144,240)	(23,472)	(61,500)	(83,726)	(17,508)	(19,854)
Net investment income — Institutional Class	(10,456)	(4,324)	(10,970)	(33,545)	(532,976)	(333,411)
Net realized gains — Class A	(34,595,217)	—	(24,838,426)	(22,889,551)	(18,715,227)	(26,531,506)
Net realized gains — Class B	(437,191)	—	(251,921)	(282,955)	(193,359)	(334,083)
Net realized gains — Advisor Class	(4,961,052)	—	(2,451,492)	(1,540,363)	(24,883)	(45,598)
Net realized gains — Institutional Class	(349,535)	—	(334,021)	(307,598)	(709,203)	(97,905)

Total distributions	(41,130,750)	(61,714)	(28,268,679)	(25,752,589)	(32,268,860)	(38,849,190)

Share Transactions
Class A:
Proceeds from shares sold	53,942,655	54,416,494	57,114,576	62,551,504	119,860,031	146,851,394
Reinvestment of distributions	34,969,346	33,809	24,976,809	23,373,326	30,372,755	37,605,795
Cost of shares redeemed	(56,220,661)	(52,380,060)	(61,105,843)	(56,620,386)	(124,013,108)	(106,907,221)

	32,691,340	2,070,243	20,985,542	29,304,444	26,219,678	77,549,968

Class B:
Proceeds from shares sold	384,843	429,281	340,490	405,103	743,681	1,026,008
Reinvestment of distributions	428,944	—	251,791	282,325	249,778	362,686
Cost of shares redeemed	(1,280,290)	(1,488,363)	(961,049)	(1,245,404)	(1,817,144)	(2,508,178)

	(466,503)	(1,059,082)	(368,768)	(557,976)	(823,685)	(1,119,484)

Advisor Class:
Proceeds from shares sold	24,704,923	23,956,222	21,179,680	18,421,121	913,254	502,020
Reinvestment of distributions	5,025,297	23,442	2,498,447	1,621,689	37,391	62,481
Cost of shares redeemed	(8,735,085)	(10,552,736)	(6,267,393)	(5,321,986)	(743,012)	(1,615,735)

	20,995,135	13,426,928	17,410,734	14,720,824	207,633	(1,051,234)

Institutional Class
Proceeds from shares sold	632,475	802,590	802,716	795,472	1,087,423	30,633,716
Reinvestment of distributions	359,991	4,324	344,991	341,142	1,242,180	431,287
Cost of shares redeemed	(594,620)	(450,856)	(472,929)	(666,944)	(1,865,316)	(631,455)

	397,846	356,058	674,778	469,670	464,287	30,433,548

Net increase from share transactions	53,617,818	14,794,147	38,702,286	43,936,962	26,067,913	105,812,798

Net increase in net assets	40,022,641	36,731,038	61,545,775	17,941,448	63,067,358	41,809,228

Net Assets
Beginning of year	407,153,260	370,422,222	480,547,860	462,606,412	824,170,689	782,361,461

End of year†	$447,175,901	$407,153,260	$542,093,635	$480,547,860	$887,238,047	$824,170,689

†Includes undistributed net investment income (deficit) of	$1,158,311	$787,612	$3,143,654	$15,377	$(4,119,893)	$(4,740,199)

294	See notes to financial statements	295

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	SELECT GROWTH		SPECIAL SITUATIONS		TOTAL RETURN
Year Ended September 30	2016	2015	2016	2015	2016	2015
Shares Issued and Redeemed
Class A:
Sold	4,874,467	4,524,618	2,313,645	2,296,761	6,498,557	7,527,965
Reinvestment of distributions	3,125,053	2,865	1,003,488	892,452	1,652,437	1,955,683
Redeemed	(5,093,990)	(4,363,924)	(2,472,288)	(2,072,629)	(6,721,953)	(5,496,779)

Net increase in Class A shares outstanding	2,905,530	163,559	844,845	1,116,584	1,429,041	3,986,869

Class B:
Proceeds from shares sold	38,378	40,379	18,036	18,935	41,142	53,736
Reinvestment of distributions	43,725	—	13,148	13,685	13,816	19,166
Cost of shares redeemed	(132,379)	(139,374)	(50,124)	(58,315)	(100,497)	(131,276)

Net decrease in Class B shares outstanding	(50,276)	(98,995)	(18,940)	(25,695)	(45,539)	(58,374)

Advisor Class:
Proceeds from shares sold	2,202,432	1,974,720	854,224	670,808	47,824	25,472
Reinvestment of distributions	445,505	1,978	99,938	61,802	2,025	3,241
Cost of shares redeemed	(782,048)	(883,130)	(251,602)	(194,572)	(39,591)	(82,493)

Net increase (decrease) in Advisor Class shares	1,865,889	1,093,568	702,560	538,038	10,258	(53,780)
outstanding

Institutional Class:
Sold	57,585	66,313	32,960	29,003	58,841	1,538,175
Reinvestment of distributions	31,802	364	13,745	12,966	67,216	22,600
Redeemed	(53,039)	(36,602)	(19,072)	(24,349)	(100,652)	(32,545)

Net increase in Institutional Class shares outstanding
	36,348	30,075	27,633	17,620	25,405	1,528,230

296	See notes to financial statements	297

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

1. Significant Accounting Policies— First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Balanced Income Fund (commenced operations October 1, 2015), Floating Rate Fund, Fund For Income, Government Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund and Strategic Income Fund. All of the Income Funds are diversified funds except International Opportunities Bond Fund which is a non-diversified fund. The Equity Funds issue shares of beneficial interest in the Covered Call Strategy Fund (commenced operations on April 1, 2016), Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund (commenced operations on August 1, 2016), International Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”). All of the Equity Funds are diversified funds, except Real Estate Fund which is a non-diversified fund. The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2016, is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Balanced Income Fund seeks income as its primary objective and has a secondary objective of capital appreciation.

Floating Rate Fund seeks a high level of current income.

Fund For Income seeks high current income.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

International Opportunities Bond Fund seeks total return consisting of income and capital appreciation.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Limited Duration High Quality Bond Fund seeks current income consistent with low volatility of principal.

Strategic Income Fund seeks a high level of current income.

Covered Call Strategy Fund seeks long-term capital appreciation.

298

Equity Income Fund seeks total return.

Global Fund seeks long-term capital growth.

Growth & Income Fund seeks long-term growth of capital and current income.

Hedged U.S. Equity Opportunities Fund seeks total return and, secondarily, capital appreciation.

International Fund primarily seeks long-term capital growth.

Opportunity Fund seeks long-term capital growth.

Real Estate Fund seeks total return.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Cash Management Fund, are priced based upon valuations that are provided by a pricing service. Other securities may also be priced based upon valuations that are provided by pricing services approved by the Trusts’ Board of Trustees (the “Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. The net asset value of the Strategic Income Fund is derived from the net asset values of the underlying Funds in which it invests.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not

299

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At September 30, 2016, the Floating Rate Fund held one security that was fair valued at a value of $99,500 representing 0.1% of the Fund’s net assets, the Fund For Income held one security that was fair valued at a value of $273,625 representing 0% of the Fund’s net assets and the Special Situations Fund held one security that was fair valued at a value of $3,683,075 representing 0.7% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the fund’s investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include

300

quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. The underlying Funds in which Strategic Income Fund invests are also categorized in Level 1. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Variable and floating rate, corporate, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized in Level 3. Short-term notes that are valued at amortized cost by the Cash Management Fund are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of September 30, 2016, for each Fund’s investments is included following each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2016, capital loss carryovers were as follows:

301

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

					Capital Loss Carryovers
					Not Subject
		Year Capital Loss Carryforwards Expire			to Expiration
					Long	Short
Fund	Total	2017	2018	2019	Term	Term
Floating Rate	$2,912,006	$—	$—	$—	$2,132,843	$779,163
Fund For Income	155,604,220	23,949,720	110,622,886	—	16,070,123	4,961,491
Government	14,175,335	—	—	40,595	—	14,134,740
International Opportunities Bond	461,028	—	—	—	269,187	191,841
Investment Grade	2,682,018	2,299,840	—	—	382,178	—
Limited Duration
High Quality Bond	505,114	—	—	—	186,747	318,367
Strategic Income	249,919	—	—	—	191,783	58,136
Covered Call Strategy	224,724	—	—	—	—	224,724
Global	2,232,649	—	—	—	—	2,232,649
Hedged U.S.
Equity Opportunities	7,734	—	—	—	1,078	6,656
International	29,410,125	—	19,627,323	2,191,242	2,774,463	4,817,097

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in fiscal year 2010 and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013–2015, or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders— Dividends from net investment income of Balanced Income Fund, Floating Rate Fund, Fund For Income, Government Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, and Strategic Income Fund are generally declared daily and paid monthly. The Cash Management Fund declares distributions, if any, daily and pays distributions monthly. Prior to March 31, 2016, dividends from net investment income of International Opportunities Bond Fund were generally declared daily and paid monthly. Effective April 1, 2016, dividends from

302

net investment income, if any, of International Opportunities Bond Fund are declared and paid quarterly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Covered Call Strategy Fund, Equity Income Fund, Growth & Income Fund, Real Estate Fund and Total Return Fund are declared and paid quarterly. Dividends from net investment income, if any, of Global Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Select Growth Fund, and Special Situations Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the Funds are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, late loss deferrals, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of International Opportunities Bond Fund, Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

International Opportunities Bond Fund, Global Fund, Hedged U.S. Equity Opportunities Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

303

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon serves as custodian for the Funds and may provide credits against custodian charges based on uninvested cash balance of the Funds. For the year ended September 30, 2016, the Income Funds and Equity Funds received credits in the amount of $38,465 and $23,120, respectively. Certain of the Income and Equity Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2016, expenses were reduced by a total of $75 for certain of the Income Funds and $33,632 for certain of the Equity Funds under these arrangements.

304

2. Security Transactions—For the year ended September 30, 2016, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Balanced Income	$32,731,058	$6,929,970	$2,675,481	$1,796,725
Floating Rate	64,490,244	45,748,808	—	—
Fund For Income	374,167,344	361,869,035	—	—
Government	171,981,349	184,203,582	150,253,747	135,672,268
International Opportunities
Bond	87,038,744	97,902,057	—	—
Investment Grade	250,609,315	207,478,989	—	—
Limited Duration
High Quality Bond	92,889,222	44,077,089	8,085,882	8,374,719
Strategic Income	77,963,432	65,321,073	—	—
Covered Call Strategy	129,808,624	42,314,452	—	—
Equity Income	120,650,157	122,162,816	—	—
Global	479,524,390	441,164,431	—	—
Growth & Income	388,088,094	455,298,792	—	—
Hedged U.S. Equity
Opportunities	33,107,467	1,244,550	—	—
International	97,193,171	75,038,865	—	—
Opportunity	346,672,947	306,034,621	—	—
Real Estate	42,240,084	21,088,814	—	—
Select Growth	263,747,380	248,021,169	—	—
Special Situations	228,575,919	187,518,578	—	—
Total Return	498,841,908	469,162,974	25,274,124	35,006,181

305

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

At September 30, 2016, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

		Gross	Gross	Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Balanced Income	$28,914,581	$1,204,274	$186,574	$1,017,700
Floating Rate	134,093,821	1,271,911	497,471	774,440
Fund For Income	672,696,736	23,357,855	4,559,861	18,797,994
Government	332,420,655	7,690,961	962,733	6,728,228
International Opportunities
Bond	127,199,631	2,551,822	11,668,970	(9,117,148)
Investment Grade	572,150,145	22,483,972	6,551,386	15,932,586
Limited Duration
High Quality Bond	118,864,898	451,595	1,628,542	(1,176,947)
Strategic Income	152,438,599	127,612	3,824,732	(3,697,120)
Covered Call Strategy	88,203,664	3,147,334	1,319,102	1,828,232
Equity Income	435,241,079	161,497,150	9,668,309	151,828,841
Global	463,349,963	60,949,470	12,504,775	48,444,695
Growth & Income	1,147,183,308	632,989,310	29,539,563	603,449,747
Hedged U.S. Equity
Opportunities	31,867,177	584,963	481,678	103,285
International	220,667,922	75,377,041	2,771,786	72,605,255
Opportunity	713,366,489	278,082,447	26,012,071	252,070,376
Real Estate	76,844,126	6,621,591	2,900,538	3,721,053
Select Growth	387,070,324	68,928,550	8,834,996	60,093,554
Special Situations	447,390,776	108,808,307	14,854,214	93,954,093
Total Return	739,793,485	177,340,080	10,863,292	166,476,788

306

The Strategic Income Fund may invest in Institutional Class shares of the Cash Management Fund, Limited Duration High Quality Bond Fund, Government Fund, Investment Grade Fund, International Opportunities Bond Fund, Floating Rate Fund, Fund For Income, Covered Call Strategy Fund, Equity Income Fund, Real Estate Fund, Tax Exempt Income Fund and Tax Exempt Opportunities Fund. During the year ended September 30, 2016, purchases and sales of shares, dividends, capital gain distributions received and realized gains (losses) recognized by Strategic Income Fund from investments in these Funds were as follows:

	Balance			Balance				Realized
	of Shares			of Shares				Gain (Loss)
	Held	Purchases/	Sales/	Held	Value	Dividend	Capital Gain	on Security
Fund	9/30/2015	Additions	Reductions	9/30/2016	9/30/2016	Income	Distributions	Transactions
Covered Call
Strategy	—	363,379	—	363,379	$ 3,760,976	$ 24,335	$ —	$ —
Floating Rate	1,040,007	478,165	(359,718)	1,158,454	11,167,497	389,245	—	75,541
Fund For Income	20,412,467	7,806,131	(4,344,855)	23,873,743	59,445,620	2,682,935	—	(314,488)
Government	1,239,997	420,931	(977,699)	683,229	7,447,197	332,534	—	12
International
Opportunities Bond	2,138,577	69,864	(1,378,706)	829,735	7,708,242	187,055	—	(1,595,081)
Investment Grade	1,383,268	1,964,425	(364,598)	2,983,095	29,592,300	786,080	—	111,700
Limited Duration
High Quality Bond	676,382	1,911,630	(307,565)	2,280,447	22,120,332	473,667	—	6,432
Equity Income	849,529	382,215	(1,231,744)	—	—	61,564	245,434	(229,023)
Tax Exempt Income	690,033	412,041	(1,102,074)	—	—	325,195	—	(145,630)
	28,430,260	13,808,781	(10,066,959)	32,172,082	$141,242,164	$5,262,610	$245,434	$(2,090,537)

The financial statements of each of the Funds in which Strategic Income had investments during the year ended September 30, 2016 are included in this report except Tax Exempt Income Fund, whose most recent financial statements as of June 30, 2016 are available and can be viewed by visiting our website www.foresters.com, by calling 1-800-423-4026 or by writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005.

3. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trusts are officers of the Trusts’ investment adviser, FIMCO, their underwriter, Foresters Financial Services, Inc. (“FFS”) and their transfer agent, Foresters Investor Services, Inc. (“FIS”). Trustees of the Trusts who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended September 30, 2016, total trustees fees accrued by the Income Funds and Equity Funds amounted to $118,894 and $317,062, respectively.

307

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

The Investment Advisory Agreements provide as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the following rates:

Cash Management Fund—.50% of the Fund’s average daily net assets. For the year ended September 30, 2016, FIMCO has voluntarily waived the Fund’s entire advisory fee of $596,957 and assumed $214,068 of other Fund expenses to prevent a negative yield on the Fund’s shares.

Balanced Income Fund—.70% on the first $300 million of the Fund’s average daily net assets, .65% on the next $200 million, .60% on the next $500 million, .55% on the next $1 billion, declining by .05% on each $1 billion thereafter down to .45% on average daily net assets over $3 billion. For the year ended September 30, 2016, FIMCO has assumed, pursuant to an expense limitation agreement, the Fund’s entire advisory fee of $116,985 and assumed $59,583 of other Fund expenses to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.15% on Class A shares, .82% on Advisor Class shares and .69% on Institutional Class shares.

Floating Rate Fund—.60% on the first $250 million of the Fund’s average daily net assets, .55% on the next $250 million, .50% on the next $500 million and .45% on the next $1 billion and .40% on average daily net assets over $2 billion. For the year ended September 30, 2016, FIMCO has waived, pursuant to an expense limitation agreement, $161,613 in advisory fees to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.10% on Class A shares, .90% on Advisor Class shares and .70% on Institutional Class shares.

Fund For Income and International Opportunities Bond Fund—.75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2016, FIMCO has voluntarily waived $157,952 in advisory fees on Fund For Income to limit the advisory fee to .70% of its average daily net assets. For the year ended September 30, 2016, FIMCO has assumed, pursuant to an expense limitation agreement, which has since expired, $20,883 of expenses to limit the International Opportunities Bond Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% on Class A shares.

Government, Investment Grade, and Limited Duration High Quality Bond—.66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2016, FIMCO has voluntarily waived $366,801, in advisory fees on Government Fund to limit the advisory fee to .55% of its

308

average daily net assets. For the year ended September 30, 2016, FIMCO has voluntarily waived $605,056 in advisory fees on Investment Grade Fund to limit the advisory fee to .55% of its average daily net assets. For the year ended September 30, 2016, FIMCO has waived, pursuant to an expense limitation agreement, $224,275 in advisory fees to limit the Limited Duration High Quality Bond Fund’s overall expense ratio (exclusive of certain expenses) to 1.05% on Class A shares, .75% on Advisor Class shares and .60% on Institutional Class shares

Strategic Income Fund—.05% of the Fund’s average daily net assets.

Covered Call Strategy Fund—.80% on the first $300 million of each Fund’s average daily net assets, .75% on the next $200 million, .70% on the next $500 million, declining by .05% on each $1 billion thereafter, down to .55% on average daily net assets of $3 billion. For the period, April 1, 2016 (commencement of operations) to September 30, 2016, FIMCO has waived, pursuant to an expense limitation agreement $130,501 in advisory fees to limit the Covered Call Strategy Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% on Class A shares, .97% on Advisor Class shares and .84% on Institutional Class shares.

Equity Income, Growth & Income, Real Estate, Opportunity and Select Growth Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2016, FIMCO has waived, pursuant to an expense limitation agreement $61,030 in advisory fees to limit the Real Estate Fund’s overall expense ratio (exclusive of certain expenses) to 1.45% on Class A shares, 1.12% on Advisor Class shares and 1.00% on Institutional Class shares.

Global Fund—.95% on the first $600 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2016, FIMCO has voluntarily waived $241,466 in advisory fees to limit the advisory fee to .90% of the Fund’s average daily net assets.

Hedged U.S. Equity Opportunities Fund—1.15% on the first $100 million of each Fund’s average daily net assets, 1.10% on the next $400 million, 1.05% on the next $500 million, declining by .05% on each $1 billion thereafter, down to .90% on average daily net assets of $3 billion. For the period, August 1, 2016 (commencement of operations) to September 30, 2016, FIMCO has assumed, pursuant to an expense limitation agreement, the Fund’s entire advisory fee of $33,039 and assumed $26,216 of other Fund expenses to limit the Hedged U.S. Equity Opportunities Fund’s overall expense ratio (exclusive of certain expenses) to 1.75% on Class A shares, 1.42% on Advisor Class shares and 1.31% on Institutional Class shares.

309

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

International Fund—.98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion.

Special Situations Fund—.90% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million and .64% on average daily net assets over $1.5 billion. For the year ended September 30, 2016, FIMCO has voluntarily waived $49,241 advisory fees to limit the advisory fee to .80% of the Fund’s average daily net assets.

Total Return Fund—.75% on the first $300 million of the Fund’s average daily net assets, .70% on the next $200 million, .65% on the next $500 million, .60% on the next $1 billion, .55% on the next $1 billion, down to .50% on average daily net assets over $3 billion.

For the year ended September 30, 2016, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $13,925,509 and $43,762,776, respectively, of which $2,229,639 and $515,277, respectively, was voluntarily waived by FIMCO as noted above.

FIMCO has entered into an expense limitation agreement with the Balanced Income Fund (“BIF”) to limit BIF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.15% of the average daily net assets on the Class A shares, .82% of the average daily net assets on Advisor Class shares and .69% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2017. FIMCO and BIF have agreed that any expenses of BIF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by BIF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of BIF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period October 1, 2015 (commencement of operations) through September 30, 2016, FIMCO assumed $176,568 under the terms of the agreement of which $176,568 expires on September 30, 2019. The expense limitation agreement may be terminated or amended prior to January 31, 2017, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Floating Rate Fund (“FRF”) to limit FRF’s total annual fund operating expenses (exclusive of interest

310

expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.10% of the average daily net assets on the Class A shares, .90% of the average daily net assets on Advisor Class shares and .70% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2017. For the year ended September 30, 2016, FIMCO assumed $161,613, under the terms of the agreement. FIMCO and FRF have agreed that any expenses of FRF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by FRF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of FRF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period October 21, 2013 (commencement of operations) through September 30, 2016, FIMCO assumed $583,579 under the terms of the agreement of which $223,535 expires on September 30, 2017, $198,431 expires on September 30, 2018 and $161,613 expires on September 30, 2019. The expense limitation agreement may be terminated or amended prior to January 31, 2017, with the approval of the Board.

FIMCO had entered into an expense limitation agreement with the International Opportunities Bond Fund (“IOBF”) to limit IOBF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on the Class A shares. The agreement expired on January 31, 2016. For the year ended September 30, 2016, FIMCO assumed $20,883 under the terms of the agreement. FIMCO and IOBF have agreed that any expenses of IOBF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by IOBF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of IOBF’s Class A shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period August 20, 2012 (commencement of operations) to September 30, 2016, FIMCO assumed $684,479 under the terms of the agreement of which $278,248 expired on September 30, 2015, $228,243 expired on September 30, 2016, $94,746 expires on September 30, 2017, $62,359 expires on September 30, 2018, and $20,883 expires on September 30, 2019.

FIMCO has entered into an expense limitation agreement with the Limited Duration High Quality Bond Fund (“LDHQ”) to limit LDHQ’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.05% of the average daily net assets on Class A

311

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

shares, .75% of the average daily net assets on Advisor Class shares and .60% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2017. For the year ended September 30, 2016, FIMCO assumed $224,275, under the terms of the agreement. FIMCO and LDHQ have agreed that any expenses of LDHQ assumed by FIMCO pursuant to this agreement be repaid to FIMCO by LDHQ within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of LDHQ’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period May 19, 2014 (commencement of operations) to September 30, 2016, FIMCO assumed $546,563 under the terms of the agreement of which $143,148 expires on September 30, 2017, $179,140 expires on September 30, 2018 and $224,275 expires on September 30, 2019. The expense limitation agreement may be terminated or amended prior to January 31, 2017, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Covered Call Strategy Fund (“CCS”) to limit CCS’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on the Class A shares, .97% of the average daily net assets on Advisor Class shares and .84% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2018. FIMCO and CCS have agreed that any expenses of CCS assumed by FIMCO pursuant to this agreement be repaid to FIMCO by CCS within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of CCS’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period April 1, 2016 (commencement of operations) through September 30, 2016, FIMCO assumed $130,501 under the terms of the agreement of which $130,501 expires on September 30, 2019. The expense limitation agreement may be terminated or amended prior to January 31, 2018, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Hedged U.S. Equity Opportunities Fund (“HEUSO”) to limit HEUSO’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.75% of the average daily net assets on the Class A shares, 1.42% of the average daily net assets on Advisor Class shares and 1.31% of the average daily net assets on Institutional Class shares. The agreement expires

312

on August 1, 2017. FIMCO and HEUSO have agreed that any expenses of HEUSO assumed by FIMCO pursuant to this agreement be repaid to FIMCO by HEUSO within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of HEUSO’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period August 1, 2016 (commencement of operations) through September 30, 2016, FIMCO assumed $59,255 under the terms of the agreement of which $59,255 expires on September 30, 2019. The expense limitation agreement may be terminated or amended prior to August 1, 2017, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Real Estate Fund (“REIT”) to limit REIT’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.45% of the average daily net assets on the Class A shares, 1.12% of the average daily net assets on Advisor Class shares and 1.00% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2017. For the year ended September 30, 2016, FIMCO assumed $61,030, under the terms of the agreement. FIMCO and REIT have agreed that any expenses of REIT assumed by FIMCO pursuant to this agreement be repaid to FIMCO by REIT within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of REIT’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed. For the period April 6, 2015 (commencement of operations) through September 30, 2016, FIMCO assumed $167,307 under the terms of the agreement of which $106,277 expires on September 30, 2018 and $61,030 expires on September 30, 2019. The expense limitation agreement may be terminated or amended prior to January 31, 2017, with the approval of the Board.

For the year ended September 30, 2016, FFS, as underwriter, received from the Income Funds and Equity Funds $10,444,834 and $22,549,009, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $168,782 and $116,950, respectively, to other dealers. For the year ended September 30, 2016, shareholder servicing costs for the Income Funds and Equity Funds included $3,074,177 and $8,004,495, respectively, in transfer agent fees accrued to FIS, of which FIS voluntarily waived $43,983 on the Cash Management Fund and $20,883 on the International Opportunities Bond Fund.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FFS a fee up to .30% of

313

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FFS a fee up to 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2016, total distribution plan fees accrued to FFS by the Income Funds and Equity Funds amounted to $4,905,397 and $15,837,797, respectively.

Brandywine Global Investment Management, LLC, serves as investment subadviser to International Opportunities Bond Fund. Muzinich & Co., Inc., serves as investment subadviser to Floating Rate Fund and Fund For Income. Wellington Management Company, LLP serves as investment subadviser to Global Fund and, effective August 1, 2016, (commencement of operations) Hedged U.S. Equity Opportunities Fund. Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. Effective April 1, 2016, (commencement of operations) Ziegler Capital Management, LLC serves as investment subadviser to Covered Call Strategy Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2016, the Balanced Income Fund held two 144A Securities with an aggregate value of $485,215 representing 1.6% of the Fund’s net assets, Floating Rate Fund held five 144A securities with an aggregate value of $1,842,296 representing 1.4% of the Fund’s net assets, Fund For Income held one hundred sixty-nine 144A securities with an aggregate value of $277,835,263 representing 39.4% of the Fund’s net assets, International Opportunities Bond Fund held seven 144A securities with an aggregate value of $7,598,489 representing 6.1% of the Fund’s net assets, Investment Grade Fund held eighteen 144A securities with an aggregate value of $65,419,322 representing 11.0% of the Fund’s net assets, Limited Duration High Quality Bond Fund held sixteen 144A securities with an aggregate value of $14,104,487 representing 11.6% of the Fund’s net assets and Total Return Fund held eighteen 144A securities with an aggregate value of $22,517,515 representing 2.5% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, the Section 4(2) securities are deemed to be liquid. At September 30, 2016, Total Return Fund held two Section 4(2) securities with

314

an aggregate value of $9,994,116 representing 1.1% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. Derivatives—Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or “derived from” – the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the OTC. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

315

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest. The Funds bear the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Funds.

The following provides more information on specific types of derivatives and activity in the Funds. The use of derivative instruments by the Funds for the period ended September 30, 2016 was related to the use of written options.

Options Contracts—Some of the Funds may write covered call and put options on securities, derivative instruments, or currencies the Funds own or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Funds may not be able to enter into a closing transaction because of an illiquid market.

Some of the Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment

316

and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

The premium amount and the number of option contracts written by the Funds during the year ended September 30, 2016, were as follows:

					Hedged U.S. Equity
	Covered Call Strategy*		Equity Income		Opportunities**
	Number of	Premium	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount	Contracts	Amount
Options outstanding at
beginning of period	—	$ —	—	$ —	—	$ —
Call options written	(36,791)	(5,641,308)	(2,252)	(155,094)	—	—
Put options written	—	—	—	—	(34)	(89,006)
Put options purchased	—	—	—	—	45	237,357
Options exercised	505	72,553	501	32,925	—	—
Option purchased to cover	20,510	3,252,802	—	—	—	—
Option expirations	1,862	165,266	1,751	122,169	—	—
Balance at
September 30, 2016	(13,914)	$(2,150,687)	—	$ —	11	$148,351

* From May 2, 2016 (commencement of operations)
** From August 1, 2016 (commencement of operations)

Derivative Investment Holdings Categorized by Risk Exposure—The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Funds’ derivative contracts by primary risk exposure as of September 30, 2016:

	Liability Derivatives

	Statements of Assets
Risk exposure category	and Liabilities Location	Value
Equity Contracts:
Covered Call Strategy	Written options, at value	$(2,065,788)
Hedged U.S. Equity
Opportunities	Written options, at value	$ (75,817)

317

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

The following table sets forth the Funds’ realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended September 30, 2016:

Risk exposure category	Written options
Equity Contracts:
Covered Call Strategy	$(934,217)
Equity Income	$122,170

The following table sets forth the Funds’ change in unrealized appreciation/(depreciation) by primary risk exposure and by type of derivative contract for the year ended September 30, 2016:

		Hedged
	Covered Call	U.S. Equity
Risk exposure category	Strategy	Opportunities
Option contracts	$84,899	$(55,107)

Interest Rate Futures Contracts—The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

318

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

319

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

The following table summarizes the value of the Funds’ interest rate futures contracts held as of September 30, 2016, and the related location in the accompanying Statement of Operations.

Statement of
Operations Location
Unrealized appreciation
(depreciation) in value
Interest Rate Futures	of investments
Balanced Income	$14,211
Hedged U.S. Equity
Opportunities	$(87,577)

The amount of realized gains and losses on interest rate futures contracts recognized by the Funds in the accompanying Statement of Operations for the year ended September 30, 2016 are summarized in the following table:

Statement of Operations
Interest Rate
Realized Gain (Loss)	Futures Contracts
Balanced Income	$3,472
Hedged U.S. Equity
Opportunities	$(1,796)

Foreign Exchange Contracts—The International Opportunities Bond Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and the Fund may invest in them in order to hedge its currency exposure in bond positions or to gain currency exposure held by the Fund. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Fund’s assets. During the period, the Fund used currency forwards to hedge currency exposure from certain bonds as well as to gain currency exposure in certain countries.

320

The International Opportunities Bond Fund had the following foreign exchange contracts open at September 30, 2016:

						Unrealized
	Settlement	Foreign	Receive			Appreciation
Counterparty	Date	Currency	(Deliver)	Asset	Liability	(Depreciation)

HSBC	10/14/16	NOK	46,000,000	$5,753,884	$5,434,622	$319,262
HSBC	10/20/16	SEK	19,300,000	2,249,732	2,252,962	(3,230)
HSBC	10/21/16	CLP	662,000,000	1,006,653	973,644	33,009
HSBC	10/21/16	CLP	(662,000,000)	(1,007,827)	(1,006,563)	1,174
HSBC	11/7/16	CLP	1,335,000,000	2,030,032	1,952,125	77,907
SSB	11/10/16	EUR	7,970,000	8,953,145	8,853,714	99,431
HSBC	11/10/16	EUR	(1,310,000)	(1,468,661)	(1,471,596)	(2,935)
SSB	11/10/16	EUR	(5,480,000)	(6,197,677)	(6,155,989)	41,688
HSBC	11/14/16	NOK	22,900,000	2,864,433	2,791,634	72,799
MSD	11/16/16	NZD	(6,310,000)	(4,557,902)	(4,594,638)	(36,736)
HSBC	11/16/16	NZD	1,240,000	902,908	904,418	(1,510)
MSD	11/18/16	AUD	4,510,000	3,451,733	3,447,151	4,582
HSBC	11/18/16	CLP	2,703,000,000	4,110,245	4,073,700	36,545
HSBC	12/5/16	SEK	50,700,000	5,909,917	6,043,628	(133,711)
SSB	12/9/16	GBP	4,780,000	6,195,562	6,346,358	(150,796)
BCI	12/21/16	INR	290,000,000	4,355,662	4,278,296	77,366
		Net Unrealized gain on open foreign exchange contracts				$434,845

A summary of abbreviations for foreign currency appears at the end of the International Opportunities Bond Fund’s portfolio of investments.

Disclosures about Offsetting Assets and Liabilities—Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its

321

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The International Opportunities Bond Fund’s Statement of Assets and Liabilities (“SOAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SOAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SOAL and net amounts are presented below:

Description/Financial		Gross Amounts
Instrument/Statement		Presented in
of Assets and Liabilities		Statement of Assets	Financial
Category	Counterparty	and Liabilities	Instruments*	Net Amount
Unrealized gain on foreign
exchange contracts	BCI	$ 77,366	$ —	$ 77,366
	HSBC	540,696	(141,386)	399,310
	MSD	4,582	(36,736)	(32,154)
	SSB	141,119	(150,796)	(9,677)
	Total	$763,763	$(328,918)	$434,845
Unrealized loss on foreign
exchange contracts	HSBC	$141,386	$(141,386)	$ —
	MSD	36,736	(36,736)	—
	SSB	150,796	(150,796)	—
	Total	$328,918	$(328,918)	$ —

*Amounts related to master netting arrangements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

During the year ended September 30, 2016, the volume of derivative activity for the International Opportunities Bond Fund based on average monthly market values was $18,250,024 for forward foreign currency contracts (to buy) and $18,319,574 for forward foreign currency contracts (to sell).

Fair Value of Derivative Instruments—The fair value of derivative instruments on the International Opportunities Bond Fund as of September 30, 2016, was as follows:

	Assets Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments under	Statements of Assets		Statements of Assets
ASC 815	and Liabilities Location	Value	and Liabilities Location	Value
Foreign exchange contracts:	Unrealized appreciation		Unrealized depreciation
	of foreign exchange		of foreign exchange
	contracts	$763,763	contracts	$(328,918)

322

The effect of International Opportunities Bond Fund’s derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Gain
for as hedging instruments	on Foreign Exchange
under ASC 815	Transactions
Foreign exchange transactions
International Opportunities Bond Fund	$1,267,704

Amount of Change in Unrealized Appreciation or Depreciation Recognized on Derivatives
Derivatives not accounted	Net Unrealized Appreciation
for as hedging instruments	on Foreign Exchange
under ASC 815	Transactions
Foreign exchange transactions
International Opportunities Bond Fund	$293,520

6. High Yield Credit Risk—The investments of Floating Rate Fund and Fund For Income in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated four classes of shares, Class A, Class B, Advisor Class and Institutional Class shares (each, a “Class”) except for Cash Management Fund which has designated only Class A, Class B and Institutional Class shares, Strategic Income Fund which has designated only Class A and Advisor Class shares and Balanced Income Fund, Floating Rate Fund, International Opportunities Bond Fund, Limited Duration High Quality Bond Fund, and Real Estate Fund which have designated only Class A, Advisor Class and Institutional Class shares. Advisor Class and Institutional Class shares became available for sale to the public in May 2013 and October 2013, respectively. Not all classes of shares of each Fund may be available in all jurisdictions. Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Board and a Class may have exclusive voting rights with respect to matters affecting

323

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

only that Class. Cash Management Fund’s Class A, Class B and Institutional Class shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FFS as underwriter of the Trusts. The shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. There are no sales charges associated with the purchase of Advisor Class and Institutional Class shares. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and shareholder servicing costs) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

8. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit

324

brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). As with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (All of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”)). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On September 30, 2013, counsel for the plaintiffs in those suits appealed the MDL Judge’s dismissal ruling to the Second Circuit. On March 24, 2016, the Second Circuit Court of Appeals affirmed the MDL Judge’s dismissal of the various state law constructive fraudulent transfer suits. Absent a reversal by the full Second Circuit or the U.S. Supreme Court, that lawsuit is now ended. The Committee lawsuit alleging a single claim for international fraudulent transfer remains, although motion to dismiss that lawsuit is pending before the District Court. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $1,526,566 in connection with the LBO, representing 0.26% of its net assets as of September 30, 2016. The Blue Chip Fund received proceeds of $790,772 in connection with the LBO, representing 0.05% of the net assets of Growth & Income Fund as of September 30, 2016. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

325

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

9. Tax Components of Capital and Distributions to Shareholder —The tax character of distributions declared for the years ended September 30, 2016 and September 30, 2015 were as follows:

	Year Ended September 30, 2016				Year Ended September 30, 2015
	Distributions				Distributions
	Declared from				Declared from
		Long-Term						Long-Term
	Ordinary	Capital	Return of			Ordinary		Capital		Return of
Fund	Income	Gain	Capital	Total		Income		Gain		Capital		Total
Balanced Income	$256,699	$—	$—	$256,699	$	N/A	$	N/A	$	N/A	$	N/A
Floating Rate	3,850,855	—	—	3,850,855		3,242,239		—		—		3,242,239
Fund For Income	33,924,030	—	—	33,924,030		36,222,935		—		—		36,222,935
Government	6,703,798	—	—	6,703,798		7,585,281		—		—		7,585,281
International
Opportunities Bond	1,839,254	—	184,955	2,024,209		3,070,013		—		1,129,578		4,199,591
Investment Grade	20,874,776	—	—	20,874,776		22,126,518		—		—		22,126,518
Limited Duration
High Quality Bond	2,476,438	—	—	2,476,438		1,224,591		—		—		1,224,591
Strategic Income	4,986,288	—	—	4,986,288		4,655,015		412,161		—		5,067,176
Covered Call Strategy	377,599	—	—	377,599		N/A		N/A		N/A		N/A
Equity Income	9,795,330	21,247,896	—	31,043,226		12,187,459		22,266,829		—		34,454,288
Global	309,884	25,309,767	—	25,619,651		14,285,060		57,664,927		—		71,949,987
Growth & Income	19,699,502	76,706,713	—	96,406,215		25,018,848		72,478,901		—		97,497,749
Hedged U.S. Equity
Opportunities	—	—	—	—		N/A		N/A		N/A		N/A
International	1,142,967	—	—	1,142,967		871,047		—		—		871,047
Opportunity	2,323,990	74,013,118	—	76,337,108		9,995,954		48,441,364		—		58,437,318
Real Estate	1,508,321	102,056	—	1,610,377		386,739		—		—		386,739
Select Growth	787,755	40,342,995	—	41,130,750		61,714		—		—		61,714
Special Situations	392,819	27,875,860	—	28,268,679		3,162,126		22,590,463		—		25,752,589
Total Return	13,557,014	18,711,846	—	32,268,860		15,245,813		23,603,377		—		38,849,190

326

As of September 30, 2016, the components of distributable earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed	Capital	Other	Unrealized		Distributable
	Ordinary	Capital	Losses	Accumulated	Appreciation		Earnings
Fund	Income	Gains	Carryover	Losses*	(Depreciation)		(Deficit)**
Balanced Income	$87,712	$2,083	$—	$—	$1,031,910	††	$1,121,705
Floating Rate	289,397	—	(2,912,006)	(1,287,785)	774,440		(3,135,954)
Fund For Income	782,190	—	(155,604,220)	(29,562,163)	18,797,994		(165,586,199)
Government	2,612	—	(14,175,335)	(64,753)	6,728,228		(7,509,248)
International
Opportunities Bond	—	—	(461,028)	(3,027,699)	(9,119,212)	†	(12,607,939)
Investment Grade	32,133	—	(2,682,018)	(661,436)	15,932,586		12,621,265
Limited Duration High
Quality Bond	38,048	—	(505,114)	(203,525)	(1,176,947)		(1,847,538)
Strategic Income	46,788	—	(249,919)	(1,792,622)	(3,697,120)		(5,692,873)
Covered Call Strategy	14,131	—	(224,724)	—	1,913,130††		1,702,537
Equity Income	2,657,077	7,696,045	—	—	151,828,841		162,181,963
Global	958,923	—	(2,232,649)	(17,831,949)	48,439,942	†	29,334,267
Growth & Income	13,567,156	53,662,364	—	—	603,449,747		670,679,267
Hedged U.S. Equity
Opportunities	9,325	—	(7,734)	—	(39,399)	††	(37,808)
International	1,537,386	—	(29,410,125)	(2,636,183)	72,579,307	†	42,070,385
Opportunity	5,121,270	34,744,541	—	—	252,070,376		291,936,187
Real Estate	1,290,031	465,681	—	—	3,721,053		5,476,765
Select Growth	1,158,311	55,550,351	—	—	60,093,554		116,802,216
Special Situations	4,115,486	3,854,360	—	—	93,954,093		101,923,939
Total Return	1,329,981	11,388,988	—	—	166,476,788		179,195,757

*	Other accumulated losses consist primarily of late loss deferral, post-October loss deferrals and capital loss carryovers that cannot yet be utilized.

**	Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales and amortization of bond premium and discounts.

†	Includes currency appreciation (depreciation) for International Opportunities Bond, Global and
International Funds in the amounts of $(2,064), $(4,753) and $(25,948), respectively.

††	Includes options appreciation (depreciation) for Balanced Income, Covered Call Strategy, and Hedged
U.S. Equity Opportunities Funds in the amounts of $14,210, $84,898 and $(142,684), respectively.

327

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2016

For the year ended September 30, 2016, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities, fund organization expenses and expiration of capital loss carryovers.

		Undistributed	Accumulated
		Ordinary Income	Capital Gains
Fund	Capital Paid In	(Deficit)	(Losses)
Balanced Income	$ —	$ 10,104	$ (10,104)
Floating Rate	—	435,818	(435,818)
Fund For Income	(5,033,118)	5,487,746	(454,628)
Government	(1,063,550)	1,718,472	(654,922)
International Opportunities
Bond	(184,955)	1,726,662	(1,541,707)
Investment Grade	—	2,120,121	(2,120,121)
Limited Duration High
Quality Bond	—	1,416,698	(1,416,698)
Global	—	3,550	(3,550)
Growth & Income	—	4,866,701	(4,866,701)
Hedged U.S.
Equity Opportunities	—	291	(291)
International	—	(124,146)	124,146
Opportunity	—	48	(48)
Real Estate	—	15,368	(15,368)
Total Return	—	2,408,752	(2,408,752)

10. Name Change—Effective October 3, 2016, the name of the First Investors Cash Management Fund has been changed to the First Investors Government Cash Management Fund. The Fund intends to operate as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940. The Fund will invest at least 99.5% of its total assets in U.S. Government Securities, cash and/or repurchase agreements that are collateralized fully by cash and/or U.S. Government Securities. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in U.S. Government Securities and repurchase agreement collateralized fully by cash or U.S. Government Securities.

11. Subsequent Events—Subsequent events occurring after September 30, 2016 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

328

This page left intentionally blank.

329

Financial Highlights
FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30 unless otherwise indicated.

				P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A
																Ratio to Average Net
						Less Distributions						Ratio to Average				Assets Before Expenses
		Investment Operations				from						Net Assets**				Waived or Assumed
	Net Asset			Net Realized					Net Asset								Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses	Net		Investment	Portfolio
	Beginning	Investment		Gain on	Investment	Investment	Realized	Total	End of	Total	End of Period	After Fee		Before Fee	Investment		Income	Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return*	(in thousands)	Credits		Credits***	Income	Expenses***	(Loss)	Rate
CASH MANAGEMENT FUND
Class A
2012	$ 1.00	—		—	—	—	—	—	$ 1.00	0.00%	$135,028.12%			.12%	.00%	1.02%	(.90)%	N/A
2013	1.00	—		—	—	—	—	—	1.00	0.00	130,272.11			.11	.00	.97	(.86)	N/A
2014	1.00	—		—	—	—	—	—	1.00	0.00	108,088.08			.08	.00	1.02	(.94)	N/A
2015	1.00	—		—	—	—	—	—	1.00	0.00	109,566.10			.10	.00	1.08	(.98)	N/A
2016	1.00	—		—	—	—	—	—	1.00	0.00	122,037.33			.33	.00	1.05	(.72)	N/A
Class B
2012	1.00	—		—	—	—	—	—	1.00	0.00	896.12			.12	.00	1.77	(1.65)	N/A
2013	1.00	—		—	—	—	—	—	1.00	0.00	571.12			.12	.00	1.72	(1.60)	N/A
2014	1.00	—		—	—	—	—	—	1.00	0.00	404.08			.08	.00	1.64	(1.56)	N/A
2015	1.00	—		—	—	—	—	—	1.00	0.00	287.10			.10	.00	1.72	(1.62)	N/A
2016	1.00	—		—	—	—	—	—	1.00	0.00	248.33			.33	.00	1.77	(1.44)	N/A
Institutional Class
2013(i)	1.00	—		—	—	—	—	—	1.00	0.00 ††	1.15		†	.15 †	.00 †	2.60 †	(2.45)†	N/A
2014	1.00	—		—	—	—	—	—	1.00	0.00	2,595.08			.08	.00	.66	(.58)	N/A
2015	1.00	—		—	—	—	—	—	1.00	0.00	2,267.10			.10	.00	.67	(.57)	N/A
2016	1.00	—		—	—	—	—	—	1.00	0.00	2,844.33			.33	.00	.68	(.35)	N/A
BALANCED INCOME FUND
Class A
2016(e)	$ 10.00	$.17	(c)	$.68	$.85	$.15	—	$.15	$10.70	8.55%	$29,676	1.15%		1.15%	1.61%	2.21%	.55%	57%
Advisor Class
2016(e)	10.00	.20	(c)	.69	.89	.16	—	.16	10.73	8.97	109.82			.82	1.91	1.98	.75	57
Institutional Class
2016(e)	10.00	.21	(c)	.69	.90	.17	—	.17	10.73	9.08	157.69			.69	2.04	1.93	.80	57

330	331

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

				P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A
																		Ratio to Average Net
																		Assets Before Expenses
						Less Distributions						Ratio to Average						Waived, Assumed
		Investment Operations				from						Net Assets**						or Reimbursed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return*	(in thousands)	Credits		Credits***		Income		Expenses***		Income		Rate
FLOATING RATE FUND
Class A
2014(g)	$10.00	$.21	(c)	$(.10)	$.11	$.23	—	$.23	$9.88	1.12%††	50,361	1.10	%†	1.10	%†	2.21	%†	1.58	%†	1.73	%†	26	%††
2015	9.88	.26	(c)	(.27)	(.01)	.29	—	.29	9.58	(.08)	57,101	1.10		1.10		2.72		1.33		2.49		49
2016	9.58	.27	(c)	.09	.36	.28	—	.28	9.66	3.69	61,243	1.10		1.10		2.86		1.27		2.69		38
Advisor Class
2014(g)	10.00	.25	(c)	(.11)	.14	.26	—	.26	9.88	1.43 ††	34,942.90		†	.90	†	2.63	†	.95	†	2.58	†	26	††
2015	9.88	.28	(c)	(.26)	.02	.32	—	.32	9.58	.18	50,122.90			.90		2.92		1.03		2.79		49
2016	9.58	.29	(c)	.08	.37	.30	—	.30	9.65	3.92	61,844.90			.90		3.06		.98		2.98		38
Institutional Class
2014(g)	10.00	.27	(c)	(.13)	.14	.28	—	.28	9.86	1.36 ††	5,329.70		†	.70	†	2.76	†	1.06	†	2.40	†	26	††
2015	9.86	.30	(c)	(.25)	.05	.34	—	.34	9.57	.47	10,458.70			.70		3.17		.90		2.97		49
2016	9.57	.31	(c)	.08	.39	.32	—	.32	9.64	4.14	11,456.70			.70		3.27		.83		3.14		38
FUND FOR INCOME
Class A
2012	$ 2.35	$ .16		$ .25	$ .41	$ .16	—	$ .16	$ 2.60	17.79%	$602,370	1.26%		1.26%		6.01%		1.29%		5.98%		54%
2013	2.60	.15		(.01)	.14	.15	—	.15	2.59	5.55	647,603	1.23		1.23		5.17		1.25		5.15		60
2014	2.59	.12	(c)	.02	.14	.14	—	.14	2.59	5.38	621,618	1.21		1.21		4.67		1.23		4.65		47
2015	2.59	.11	(c)	(.18)	(.07)	.13	—	.13	2.39	(2.85)	567,249	1.21		1.21		4.39		1.23		4.37		47
2016	2.39	.11	(c)	.10	.21	.12	—	.12	2.48	9.07	571,028	1.22		1.22		4.76		1.24		4.74		55
Class B
2012	2.35	.13		.26	.39	.14	—	.14	2.60	17.01	5,659	1.96		1.96		5.31		1.99		5.28		54
2013	2.60	.13		(.01)	.12	.13	—	.13	2.59	4.84	5,001	1.99		1.99		4.42		2.01		4.40		60
2014	2.59	.10	(c)	.02	.12	.12	—	.12	2.59	4.67	4,690	2.02		2.02		3.86		2.04		3.84		47
2015	2.59	.09	(c)	(.18)	(.09)	.11	—	.11	2.39	(3.65)	3,376	2.01		2.01		3.60		2.03		3.58		47
2016	2.39	.09	(c)	.10	.19	.10	—	.10	2.48	7.99	2,923	2.04		2.05		3.94		2.07		3.92		55
Advisor Class
2013(i)	2.66	.06		(.05)	.01	.08	—	.08	2.59	.23 ††	1	1.03	†	1.03	†	4.59	†	5.13	†	.49	†	60	††
2014	2.59	.12	(c)	.02	.14	.14	—	.14	2.59	5.42	31,132.91			.91		4.83		.93		4.81		47
2015	2.59	.12	(c)	(.18)	(.06)	.14	—	.14	2.39	(2.47)	41,699.93			.93		4.65		.95		4.63		47
2016	2.39	.12	(c)	.10	.22	.13	—	.13	2.48	9.34	68,198.93			.94		5.02		.96		5.00		55
Institutional Class
2013(i)	2.66	.03		(.01)	.02	.08	—	.08	2.60	.66 ††	18,575.81		†	.81	†	4.93	†	.83	†	4.91	†	60	††
2014	2.60	.13	(c)	.02	.15	.15	—	.15	2.60	5.59	42,941.78			.78		5.07		.80		5.05		47
2015	2.60	.12	(c)	(.17)	(.05)	.15	—	.15	2.40	(2.28)	51,704.78			.78		4.81		.80		4.79		47
2016	2.40	.12	(c)	.10	.22	.13	—	.13	2.49	9.58	62,340.79			.79		5.19		.81		5.17		55

332	333

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

				P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions						Ratio to Average						Assets Before Expenses
		Investment Operations				from						Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset							Net				Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Investment				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	After Fee		Before Fee		Income				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return*	(in thousands)	Credits		Credits***		(Loss)		Expenses***		(Loss)		Rate
GOVERNMENT FUND
Class A
2012	$11.59	$.27		$ .04	$ .31	$.38	—	$.38	$11.52	2.71%	$382,064	1.10%		1.10%		2.28%		1.21%		2.17%		36%
2013	11.52	.17		(.43)	(.26)	.32	—	.32	10.94	(2.29)	355,264	1.10		1.10		1.57		1.21		1.46		101
2014	10.94	.19	(c)	—	.19	.26	—	.26	10.87	1.71	289,928	1.07		1.07		1.76		1.18		1.65		138
2015	10.87	.17	(c)	.04	.21	.25	—	.25	10.83	1.90	265,856	1.08		1.08		1.60		1.19		1.49		82
2016	10.83	.15	(c)	.08	.23	.21	—	.21	10.85	2.16	258,545	1.08		1.08		1.40		1.19		1.29		97
Class B
2012	11.57	.17		.07	.24	.30	—	.30	11.51	2.11	6,393	1.80		1.80		1.59		1.91		1.47		36
2013	11.51	.07		(.42)	(.35)	.24	—	.24	10.92	(3.06)	4,717	1.84		1.84		.82		1.95		.71		101
2014	10.92	.10	(c)	(.01)	.09	.17	—	.17	10.84	.86	3,255	1.89		1.89		.94		2.00		.83		138
2015	10.84	.08	(c)	.03	.11	.15	—	.15	10.80	1.04	2,514	1.91		1.91		.78		2.02		.67		82
2016	10.80	.06	(c)	.09	.15	.12	—	.12	10.83	1.38	2,062	1.89		1.90		.59		2.01		.48		97
Advisor Class
2013(i)	11.29	.10		(.30)	(.20)	.15	—	.15	10.94	(1.75)††	1.95		†	.95	†	1.68	†	5.17	†	(2.54	)†	101	††
2014	10.94	.23	(c)	(.04)	.19	.27	—	.27	10.86	1.73	33,699.73			.73		2.06		.84		1.95		138
2015	10.86	.21	(c)	.03	.24	.26	—	.26	10.84	2.21	50,190.78			.78		1.89		.89		1.78		82
2016	10.84	.18	(c)	.09	.27	.24	—	.24	10.87	2.50	64,370.78			.78		1.70		.89		1.59		97
Institutional Class
2013(i)	11.29	.14		(.31)	(.17)	.16	—	.16	10.96	(1.54)††	4,656.68		†	.68	†	2.14	†	.81	†	2.01	†	101	††
2014	10.96	.24	(c)	(.01)	.23	.29	—	.29	10.90	2.08	10,753.65			.65		2.17		.76		2.06		138
2015	10.90	.22	(c)	.04	.26	.28	—	.28	10.88	2.38	14,027.65			.65		2.03		.76		1.92		82
2016	10.88	.20	(c)	.08	.28	.26	—	.26	10.90	2.62	7,951.65			.65		1.85		.76		1.74		97
INTERNATIONAL OPPORTUNITIES BOND FUND
Class A
2012(j)	$10.00	$.01		$.23	$.24	$.02	$—	$.02	$10.22	2.35%†	$19,563	1.30	%†	1.30	%†	1.10	%†	9.76	%†	(6.12	)%†	5	%††
2013	10.22	.25		(.32)	(.07)	.30	.01	.31	9.84	(.72)	99,161	1.30		1.30		.68		1.83		.15		53
2014	9.84	.21	(c)	.07	.28	.27	—	.27	9.85	2.84	80,197	1.30		1.30		2.06		1.41		1.95		76
2015	9.85	.12	(c)	(1.06)	(.94)	.28	—	.28	8.63	(9.72)	69,394	1.30		1.30		1.29		1.38		1.21		61
2016	8.63	.20	(c)	.51	.71	.13	—	.13	9.21	8.30	65,456	1.38		1.38		2.29		1.41		2.26		72
Advisor Class
2013(i)	10.23	.08		(.31)	(.23)	.15	—	.15	9.85	(2.26)††	1	1.07	†	1.07	†	(1.43	)†	5.23	†	(5.59	)†	53	††
2014	9.85	.24	(c)	.04	.28	.28	—	.28	9.85	2.81	33,851	1.10		1.10		2.21		N/A		N/A		76
2015	9.85	.14	(c)	(1.06)	(.92)	.29	—	.29	8.64	(9.51)	50,912	1.04		1.04		1.56		N/A		N/A		61
2016	8.64	.23	(c)	.51	.74	.13	—	.13	9.25	8.70	50,749	1.08		1.08		2.60		N/A		N/A		72
Institutional Class
2013(i)	10.23	.12		(.35)	(.23)	.15	—	.15	9.85	(2.26)††	6,998.96		†	.96	†	(1.31	)†	N/A		N/A		53	††
2014	9.85	.25	(c)	.06	.31	.28	—	.28	9.88	3.19	16,014.93			.93		2.43		N/A		N/A		76
2015	9.88	.17	(c)	(1.08)	(.91)	.30	—	.30	8.67	(9.36)	19,097.90			.90		1.69		N/A		N/A		61
2016	8.67	.24	(c)	.52	.76	.14	—	.14	9.29	8.85	8,289.93			.93		2.75		N/A		N/A		72

334	335

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

				P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions							Ratio to Average						Assets Before Expenses
		Investment Operations				from							Net Assets**						Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset								Net				Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Investment				Investment		Portfolio
Beginning		Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Period	After Fee		Before Fee		Income				Income		Turnover
	of Period	(Loss)		Investments	Operations	Income	Gain	Distributions	Period	Return*		(in thousands)	Credits		Credits***		(Loss)		Expenses***		(Loss)		Rate
INVESTMENT GRADE FUND
Class A
2012	$ 9.62	$ .38		$ .68	$ 1.06	$ .41	—	$ .41	$ 10.27	11.22%		$ 531,896	1.08%		1.08%		3.54%		1.19%		3.43%		40%
2013	10.27	.35		(.46)	(.11)	.38	—	.38	9.78	(1.10)		543,955	1.07		1.07		3.20		1.18		3.09		33
2014	9.78	.31	(c)	.22	.53	.39	—	.39	9.92	5.50		475,090	1.05		1.05		3.11		1.16		3.00		49
2015	9.92	.28	(c)	(.17)	.11	.39	—	.39	9.64	1.12		458,704	1.04		1.04		2.85		1.15		2.74		36
2016	9.64	.27	(c)	.35	.62	.36	—	.36	9.90	6.55		477,010	1.04		1.05		2.78		1.15		2.68		37
Class B
2012	9.62	.32		.66	.98	.34	—	.34	10.26	10.41		8,036	1.78		1.78		2.84		1.89		2.74		40
2013	10.26	.27		(.45)	(.18)	.32	—	.32	9.76	(1.82)		6,161	1.84		1.84		2.42		1.94		2.32		33
2014	9.76	.22	(c)	.22	.44	.33	—	.33	9.87	4.53		4,727	1.92		1.92		2.24		2.03		2.13		49
2015	9.87	.20	(c)	(.17)	.03	.33	—	.33	9.57	.27		3,623	1.92		1.92		1.98		2.03		1.87		36
2016	9.57	.19	(c)	.34	.53	.27	—	.27	9.83	5.61		2,907	1.92		1.92		1.91		2.03		1.80		37
Advisor Class
2013(i)	10.23	.08		(.34)	(.26)	.19	—	.19	9.78	(2.53	)††	1.95		†	.95	†	2.64	†	5.17	†	(1.58	)†	33	††
2014	9.78	.34	(c)	.20	.54	.40	—	.40	9.92	5.61		44,351.69			.69		3.38		.80		3.27		49
2015	9.92	.31	(c)	(.16)	.15	.40	—	.40	9.67	1.53		63,614.73			.73		3.17		.84		3.06		36
2016	9.67	.30	(c)	.34	.64	.37	—	.37	9.94	6.78		83,659.74			.74		3.08		.85		2.97		37
Institutional Class
2013(i)	10.23	.14		(.38)	(.24)	.20	—	.20	9.79	(2.37	)††	9,326.66		†	.66	†	3.06	†	.77	†	2.95	†	33	††
2014	9.79	.35	(c)	.23	.58	.43	—	.43	9.94	5.98		22,269.63			.63		3.51		.74		3.40		49
2015	9.94	.32	(c)	(.17)	.15	.43	—	.43	9.66	1.48		15,025.63			.63		3.26		.74		3.15		36
2016	9.66	.31	(c)	.35	.66	.40	—	.40	9.92	6.97		31,395.63			.63		3.17		.74		3.06		37
LIMITED DURATION HIGH QUALITY BOND FUND
Class A
2014(f)	$10.00	$ —	(c)	$(.05)	$(.05)	$.06	—	$.06	$ 9.89	(.50	)%††	$ 8,911	1.05	%†	1.05	%†	.15	%†	3.37	%†	(2.17	)%†	19	%††
2015	9.89	.03	(c)	.04	.07	.20	—	.20	9.76	.67		26,852	1.05		1.05		.37		1.32		.10		57
2016	9.76	(.03	)(c)	.15	.12	.22	—	.22	9.66	1.21		48,342	1.05		1.05		(.25)		1.23		(.43)		54
Advisor Class
2014(f)	10.00	.02	(c)	(.05)	(.03)	.06	—	.06	9.91	(.28	)††	25,649.75		†	.75	†	.46	†	1.02	†	.19	†	19	††
2015	9.91	.06	(c)	.05	.11	.22	—	.22	9.80	1.08		40,502.75			.75		.66		1.09		.32		57
2016	9.80	—	(c)	.14	.14	.25	—	.25	9.69	1.47		50,645.75			.75		.04		1.01		(.22)		54
Institutional Class
2014(f)	10.00	.02	(c)	(.03)	(.01)	.07	—	.07	9.92	(.14	)††	5,125.60		†	.60	†	.53	†	3.32	†	(2.19	)†	19	††
2015	9.92	.08	(c)	.04	.12	.23	—	.23	9.81	1.21		6,747.60			.60		.81		.92		.49		57
2016	9.81	.02	(c)	.14	.16	.27	—	.27	9.70	1.64		22,296.60			.60		.20		.82		(.02)		54

336	337

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

				P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset			Net Realized						Net Asset												Net
	Value,	Net		and Unrealized	Total from	Net	Net			Value,			Net Assets	Net Expenses		Net Expenses		Net				Investment		Portfolio
Beginning		Investment		Gain (Loss) on	Investment	Investment	Realized		Total	End of	Total		End of Period	After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain		Distributions	Period	Return*		(in thousands)	Credits		Credits***		Income		Expenses***		(Loss)		Rate
STRATEGIC INCOME FUND
Class A
2013(h)	$10.00	$.14	(a)	$(.23)	$(.09)	$.13	$—		$.13	$9.78	(.87	)%††	$ 47,344	1.30	%†(b)	1.30	%†(b)	2.88	%†(a)	2.10	%†(b)	2.08	%†(a)	19	%††
2014	9.78	.32	(a)(c)	.12	.44	.28	.00	(d)	.28	9.94	4.55		101,540.80		(b)	.80	(b)	3.18	(a)	.68	(b)	3.30	(a)	20
2015	9.94	.34	(a)(c)	(.57)	(.23)	.34	.07		.41	9.30	(2.37)		131,734.59		(b)	.59	(b)	3.55	(a)	N/A		N/A		40
2016	9.30	.30	(a)(c)	.22	.52	.32	.02		.34	9.48	5.64		149,190.58		(b)	.58	(b)	3.19	(a)	N/A		N/A		49
Advisor Class
2013(h)	10.00	.14	(a)	(.22)	(.08)	.15	—		.15	9.77	(.79	)††	1	1.00	†(b)	1.00	†(b)	2.89	†(a)	14.79	†(b)	(10.90)	†(a)	19	††
2014	9.77	.36	(a)(c)	.11	.47	.32	.00	(d)	.32	9.92	4.82		323.36		(b)	.36	(b)	3.62	(a)	.29	(b)	3.69	(a)	20
2015	9.92	.38	(a)(c)	(.56)	(.18)	.38	.07		.45	9.29	(1.93)		306.19		(b)	.19	(b)	3.95	(a)	N/A		N/A		40
2016	9.29	.33	(a)(c)	.23	.56	.36	.02		.38	9.47	6.14		415.17		(b)	.17	(b)	3.59	(a)	N/A		N/A		49

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
***	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Based on average shares during the period.
(d)	Due to rounding, amount is less than .005 per share.
(e)	For the period October 1, 2015 (commencement of operations) to September 30, 2016.
(f)	For the period May 19, 2014 (commencement of operations) to September 30, 2014.
(g)	For the period October 21, 2013 (commencement of operations) to September 30, 2014.
(h)	For the period April 3, 2013 (commencement of operations) to September 30, 2013.
(i)	For the period April 1, 2013 (commencement of operations) to September 30, 2013.
(j)	For the period August 20, 2012 (commencement of operations) to September 30, 2012.

338	See notes to financial statements	339

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30, except as otherwise indicated.

				P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions							Ratio to Average						Assets Before Expenses
		Investment Operations				from							Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset												Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Period	After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return*		(in thousands)	Credits		Credits***		Income		Expenses***		(Loss)		Rate
COVERED CALL STRATEGY FUND
Class A
2016(d)	$10.00	$ .06	(a)	$ .33	$ .39	$ .03	$ —	$.03	$10.36	3.94	%††	$ 48,514	1.28	%†	1.28	%†	1.21	%†	1.73	%†	.76	%†	83	%††
Advisor Class
2016(d)	10.00	.08	(a)	.32	.40	.06	—	.06	10.34	4.05	††	39,129.98		†	.98	†	1.63	†	1.50	†	1.11	†	83	††
Institutional Class
2016(d)	10.00	.09	(a)	.33	.42	.07	—	.07	10.35	4.18	††	4,214.83		†	.83	†	1.77	†	1.25	†	1.35	†	83	††
EQUITY INCOME FUND(g)
Class A
2012	$ 6.20	$ .13		$ 1.44	$ 1.57	$ .10	$ —	$ .10	$ 7.67	25.36%		$ 392,001	1.33%		1.33%		1.75%		N/A		N/A		38%
2013	7.67	.14		1.32	1.46	.14	—	.14	8.99	19.14		475,422	1.28		1.28		1.66		N/A		N/A		32
2014	8.99	.13	(a)	1.16	1.29	.14	.15	.29	9.99	14.48		510,981	1.21		1.22		1.33		N/A		N/A		27
2015	9.99	.15	(a)	(.54)	(.39)	.15	.46	.61	8.99	(4.31)		485,342	1.21		1.21		1.52		N/A		N/A		23
2016	8.99	.16	(a)	1.08	1.24	.16	.35	.51	9.72	14.16		529,327	1.22		1.22		1.72		N/A		N/A		22
Class B
2012	6.10	.08		1.42	1.50	.05	—	.05	7.55	24.56		6,939	2.03		2.03		1.02		N/A		N/A		38
2013	7.55	.09		1.28	1.37	.08	—	.08	8.84	18.21		6,337	2.05		2.05		.90		N/A		N/A		32
2014	8.84	.05	(a)	1.13	1.18	.05	.15	.20	9.82	13.49		5,721	2.06		2.06		.49		N/A		N/A		27
2015	9.82	.06	(a)	(.53)	(.47)	.07	.46	.53	8.82	(5.16)		3,847	2.06		2.06		.67		N/A		N/A		23
2016	8.82	.08	(a)	1.06	1.14	.09	.35	.44	9.52	13.20		3,446	2.07		2.07		.87		N/A		N/A		22
Advisor Class
2013(f)	8.40	.08		.58	.66	.07	—	.07	8.99	7.87	††	1	1.01	†	1.01	†	1.78	†	4.68	%†	(1.89	)%†	32	††
2014	8.99	.17	(a)	1.13	1.30	.15	.15	.30	9.99	14.57		32,160.81			.81		1.71		N/A		N/A		27
2015	9.99	.19	(a)	(.55)	(.36)	.17	.46	.63	9.00	(3.96)		38,482.84			.84		1.90		N/A		N/A		23
2016	9.00	.20	(a)	1.08	1.28	.19	.35	.54	9.74	14.63		54,576.85			.85		2.08		N/A		N/A		22
Institutional Class
2013(f)	8.40	.04		.63	.67	.05	—	.05	9.02	7.95	††	4,717.86		†	.86	†	1.74	†	.86	†	1.74	†	32	††
2014	9.02	.17	(a)	1.16	1.33	.17	.15	.32	10.03	14.88		7,399.80			.80		1.76		N/A		N/A		27
2015	10.03	.19	(a)	(.55)	(.36)	.17	.46	.63	9.04	(3.97)		9,773.81			.81		1.93		N/A		N/A		23
2016	9.04	.20	(a)	1.09	1.29	.20	.35	.55	9.78	14.67		2,448.78			.78		2.08		N/A		N/A		22

340	341

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

				P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions								Ratio to Average					Assets Before Expenses
		Investment Operations				from								Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized						Net Asset								Net			Net
	Value,	Investment		and Unrealized	Total from	Net		Net		Value,			Net Assets	Net Expenses		Net Expenses		Investment	Investment			Portfolio
Beginning		Income		Gain on	Investment	Investment		Realized	Total	End of	Total		End of Period	After Fee		Before Fee		Income			Income	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gain	Distributions	Period	Return*		(in thousands)	Credits		Credits***		(Loss)	Expenses***		(Loss)	Rate
GLOBAL FUND
Class A
2012	$5.54	$ .03		$1.24	$1.27	$.02		$—	$.02	$6.79	22.88%		$283,328	1.68%		1.69%		.44%	1.70%		.42%	94%
2013	6.79	.05		1.20	1.25	.03		—	.03	8.01	18.56		317,329	1.60		1.61		.66	1.62		.65	92
2014	8.01	—(a)		.80	.80	.04		.11	.15	8.66	10.00		332,416	1.49		1.49		.03	1.54		(.02)	154
2015	8.66	—(a)		.11	.11	—		1.51	1.51	7.26	.87		331,382	1.47		1.47		(.01)	1.52		(.06)	97
2016	7.26	.01	(a)	.43	.44	.00	(b)	.40	.40	7.30	6.03		339,956	1.47		1.47		.09	1.52		.04	94
Class B
2012	4.81	(.09)		1.15	1.06	.01		—	.01	5.86	21.99		4,388	2.38		2.39		(.27)	2.40		(.29)	94
2013	5.86	(.07)		1.09	1.02	.02		—	.02	6.86	17.55		4,419	2.36		2.36		(.10)	2.38		(.12)	92
2014	6.86	(.06	)(a)	.69	.63	—		.11	.11	7.38	9.18		4,023	2.31		2.31		(.79)	2.36		(.84)	154
2015	7.38	(.05	)(a)	.10	.05	—		1.51	1.51	5.92	.09		3,405	2.28		2.28		(.82)	2.33		(.87)	97
2016	5.92	(.04	)(a)	.36	.32	—		.40	.40	5.84	5.29		2,937	2.27		2.27		(.72)	2.32		(.77)	94
Advisor Class
2013(f)	7.28	.06		.67	.73	—		—	—	8.01	10.03	††	1	1.27	†	1.27	†	1.46 †	4.88	†	(2.15)†	92	††
2014	8.01	—	(a)	.82	.82	—		.11	.11	8.72	10.24		66,590	1.06		1.06		.53	1.11		.48	154
2015	8.72	.03	(a)	.12	.15	—		1.51	1.51	7.36	1.37		114,556	1.06		1.06		.43	1.11		.38	97
2016	7.36	.04	(a)	.44	.48	.01		.40	.41	7.43	6.48		169,088	1.05		1.05		.53	1.10		.48	94
Institutional Class
2013(f)	7.28	.06		.68	.74	—		—	—	8.02	10.17	††	1	1.14	†	1.14	†	1.55 †	4.59	†	(1.90)†	92	††
2014	8.02	—	(a)	.84	.84	—		.11	.11	8.75	10.48		3,001	1.03		1.03		.48	1.08		.43	154
2015	8.75	.04	(a)	.11	.15	—		1.51	1.51	7.39	1.37		2,955	1.02		1.02		.45	1.07		.40	97
2016	7.39	.04	(a)	.45	.49	.01		.40	.41	7.47	6.61		3,288	1.01		1.01		.55	1.06		.50	94

342	343

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

				P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions						Ratio to Average						Assets Before Expenses
		Investment Operations				from						Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Net				Net		Portfolio
Beginning		Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return*	(in thousands)	Credits		Credits***		Income		Expenses***		Loss		Rate
GROWTH & INCOME FUND
Class A
2012	$12.78	$.21		$3.81	$4.02	$.14	$ —	$ .14	$16.66	31.60%	$1,225,684	1.29%		1.29%		1.35%		N/A		N/A		22%
2013	16.66	.20		3.90	4.10	.22	—	.22	20.54	24.86	1,538,582	1.22		1.22		1.11		N/A		N/A		20
2014	20.54	.18	(a)	2.92	3.10	.20	.68	.88	22.76	15.26	1,632,920	1.15		1.15		.80		N/A		N/A		22
2015	22.76	.20	(a)	(1.37)	(1.17)	.19	1.05	1.24	20.35	(5.62)	1,496,803	1.15		1.15		.89		N/A		N/A		23
2016	20.35	.26	(a)	2.07	2.33	.24	.93	1.17	21.51	11.72	1,588,423	1.16		1.16		1.28		N/A		N/A		23
Class B
2012	12.01	.10		3.58	3.68	.05	—	.05	15.64	30.71	27,306	1.99		1.99		.63		N/A		N/A		22
2013	15.64	.06		3.67	3.73	.11	—	.11	19.26	24.02	27,762	1.96		1.96		.37		N/A		N/A		20
2014	19.26	—	(a)	2.73	2.73	—	.68	.68	21.31	14.32	25,497	1.93		1.93		.02		N/A		N/A		22
2015	21.31	.02	(a)	(1.27)	(1.25)	.04	1.05	1.09	18.97	(6.33)	19,316	1.93		1.93		.11		N/A		N/A		23
2016	18.97	.10	(a)	1.91	2.01	.08	.93	1.01	19.97	10.82	17,047	1.94		1.94		.50		N/A		N/A		23
Advisor Class
2013(f)	18.49	.13		2.00	2.13	.08	—	.08	20.54	11.53 ††	1.97		†	.97	†	1.31	†	4.60	%†	(2.32)	%†	20	††
2014	20.54	.27	(a)	2.91	3.18	.20	.68	.88	22.84	15.67	123,039.74			.74		1.17		N/A		N/A		22
2015	22.84	.29	(a)	(1.38)	(1.09)	.24	1.05	1.29	20.46	(5.24)	141,229.75			.75		1.29		N/A		N/A		23
2016	20.46	.35	(a)	2.08	2.43	.29	.93	1.22	21.67	12.18	132,486.77			.77		1.68		N/A		N/A		23
Institutional Class
2013(f)	18.49	.15		2.00	2.15	.09	—	.09	20.55	11.64 ††	1.78		†	.78	†	1.50	†	4.19	†	(1.91	)†	20	††
2014	20.55	.27	(a)	2.92	3.19	.28	.68	.96	22.78	15.75	9,746.74			.74		1.21		N/A		N/A		22
2015	22.78	.29	(a)	(1.39)	(1.10)	.24	1.05	1.29	20.39	(5.27)	9,380.75			.75		1.29		N/A		N/A		23
2016	20.39	.35	(a)	2.07	2.42	.30	.93	1.23	21.58	12.18	10,596.74			.74		1.70		N/A		N/A		23

344	345

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

				P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions							Ratio to Average					Assets Before Expenses
		Investment Operations				from							Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset								Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Investment			Net		Portfolio
Beginning		Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Period	After Fee		Before Fee		Income			Investment		Turnover
	of Period	(Loss)		Investments	Operations	Income	Gain	Distributions	Period	Return*		(in thousands)	Credits		Credits***		(Loss)	Expenses***		Loss		Rate
HEDGED U.S. EQUITY OPPORTUNITIES FUND
Class A
2016(c)	$10.00	$ —	(a)	$ (.09)	$ (.09)	$ —	$—	$—	$ 9.91	(.90	)%††	$ 9,265	3.42	%†	3.42	%†	.04%†	8.40	%†	(4.94	)%†	7	%††
Advisor Class
2016(c)	10.00	—	(a)	(.09)	(.09)	—	—	—	9.91	(.90	)††	24,539	2.80	†	2.80	†	.57 †	6.69	†	(3.32	)†	7	††
Institutional Class
2016(c)	10.00	.01	(a)	(.10)	(.09)	—	—	—	9.91	(.90	)††	99	2.59	†	2.59	†	.63 †	6.45	†	(3.23	)†	7	††
INTERNATIONAL FUND
Class A
2012	$ 9.54	$ .10		$2.20	$2.30	$.16	—	$.16	$11.68	24.34%		$165,797	1.82%		1.82%		.86%	N/A		N/A		41%
2013	11.68	.04		.81	.85	—	—	—	12.53	7.28		215,873	1.71		1.71		.34	N/A		N/A		31
2014	12.53	.05	(a)	.50	.55	.02	—	.02	13.06	4.43		193,174	1.66		1.66		.39	N/A		N/A		34
2015	13.06	.05	(a)	(.41)	(.36)	.05	—	.05	12.65	(2.78)		194,991	1.64		1.64		.40	N/A		N/A		27
2016	12.65	.06	(a)	1.05	1.11	.05	—	.05	13.71	8.80		209,205	1.61		1.61		.45	N/A		N/A		28
Class B
2012	9.24	(.04)		2.19	2.15	.14	—	.14	11.25	23.50		3,328	2.52		2.52		(.02)	N/A		N/A		41
2013	11.25	(.11)		.84	.73	—	—	—	11.98	6.49		3,200	2.46		2.46		(.45)	N/A		N/A		31
2014	11.98	(.05	)(a)	.47	.42	—	—	—	12.40	3.51		2,893	2.49		2.49		(.42)	N/A		N/A		34
2015	12.40	(.06	)(a)	(.38)	(.44)	—	—	—	11.96	(3.55)		2,094	2.47		2.47		(.49)	N/A		N/A		27
2016	11.96	(.06	)(a)	1.00	.94	.03	—	.03	12.87	7.83		1,607	2.45		2.45		(.45)	N/A		N/A		28
Advisor Class
2013(f)	12.79	.06		(.30)	(.24)	—	—	—	12.55	(1.88	)††	1	1.45	†	1.45	†	.97 †	5.30	%†	(2.88	)%†	31	††
2014	12.55	.14	(a)	.44	.58	—	—	—	13.13	4.62		35,249	1.27		1.27		.98	N/A		N/A		34
2015	13.13	.11	(a)	(.43)	(.32)	.05	—	.05	12.76	(2.45)		57,623	1.24		1.24		.83	N/A		N/A		27
2016	12.76	.11	(a)	1.06	1.17	.06	—	.06	13.87	9.22		81,525	1.23		1.24		.85	N/A		N/A		28
Institutional Class
2013(f)	12.79	.08		(.31)	(.23)	—	—	—	12.56	(1.80	)††	1	1.19	†	1.19	†	1.23 †	4.84	†	(2.42	)†	31	††
2014	12.56	.12	(a)	.51	.63	—	—	—	13.19	5.02		2,357	1.17		1.17		.93	N/A		N/A		34
2015	13.19	.12	(a)	(.43)	(.31)	.10	—	.10	12.78	(2.33)		2,347	1.14		1.14		.89	N/A		N/A		27
2016	12.78	.13	(a)	1.07	1.20	.07	—	.07	13.91	9.39		2,695	1.12		1.12		.95	N/A		N/A		28

346	347

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

				P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A
																	Ratio to Average Net
						Less Distributions						Ratio to Average					Assets Before Expenses
		Investment Operations				from						Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset							Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Investment			Net		Portfolio
Beginning		Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	After Fee		Before Fee		Income			Investment		Turnover
	of Period	(Loss)		Investments	Operations	Income	Gain	Distributions	Period	Return*	(in thousands)	Credits		Credits***		(Loss)	Expenses***		Loss		Rate
OPPORTUNITY FUND
Class A
2012	$24.07	$ .26		$6.10	$6.36	$.17	$ .89	$1.06	$29.37	26.99%	$529,886	1.35%		1.35%		.94%	N/A		N/A		36%
2013	29.37	.18		9.64	9.82	.26	.80	1.06	38.13	34.47	726,942	1.28		1.28		.56	N/A		N/A		40
2014	38.13	.07	(a)	5.29	5.36	.16	2.43	2.59	40.90	14.20	805,113	1.20		1.20		.16	N/A		N/A		34
2015	40.90	.04	(a)	(.39)	(.35)	.06	2.70	2.76	37.79	(1.16)	818,955	1.20		1.20		.11	N/A		N/A		37
2016	37.79	.20	(a)	2.52	2.72	.04	3.18	3.22	37.29	7.39	880,274	1.22		1.22		.54	N/A		N/A		36
Class B
2012	20.85	.01		5.31	5.32	.13	.89	1.02	25.15	26.12	13,129	2.05		2.05		.15	N/A		N/A		36
2013	25.15	(.12)		8.26	8.14	.22	.80	1.02	32.27	33.49	13,677	2.02		2.02		(.18)	N/A		N/A		40
2014	32.27	(.21	)(a)	4.47	4.26	—	2.43	2.43	34.10	13.32	12,145	1.99		1.99		(.63)	N/A		N/A		34
2015	34.10	(.23	)(a)	(.29)	(.52)	—	2.70	2.70	30.88	(1.94)	9,691	1.97		1.97		(.67)	N/A		N/A		37
2016	30.88	(.07	)(a)	2.05	1.98	—	3.18	3.18	29.68	6.58	8,606	1.99		1.99		(.22)	N/A		N/A		36
Advisor Class
2013(f)	33.13	.16		4.89	5.05	—	—	—	38.18	15.24 ††	1.98		†	.98	†	.91 †	4.48	%†	(2.59	)%†	40	††
2014	38.18	.23	(a)	5.22	5.45	—	2.43	2.43	41.20	14.43	35,733.90			.90		.51	N/A		N/A		34
2015	41.20	.16	(a)	(.40)	(.24)	.08	2.70	2.78	38.18	(.87)	48,322.91			.91		.40	N/A		N/A		37
2016	38.18	.30	(a)	2.56	2.86	.07	3.18	3.25	37.79	7.69	73,477.93			.93		.83	N/A		N/A		36
Institutional Class
2013(f)	33.13	.19		4.89	5.08	—	—	—	38.21	15.33 ††	1.85		†	.85	†	1.06 †	4.17	†	(2.26	)†	40	††
2014	38.21	.24	(a)	5.30	5.54	.17	2.43	2.60	41.15	14.66	3,838.79			.79		.58	N/A		N/A		34
2015	41.15	.22	(a)	(.40)	(.18)	.20	2.70	2.90	38.07	(.74)	4,228.78			.78		.52	N/A		N/A		37
2016	38.07	.36	(a)	2.54	2.90	.08	3.18	3.26	37.71	7.84	4,975.79			.79		.98	N/A		N/A		36

348	349

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

				P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions									Ratio to Average					Assets Before Expenses
		Investment Operations				from									Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized							Net Asset								Net			Net
	Value,	Investment		and Unrealized	Total from	Net		Net			Value,			Net Assets	Net Expenses		Net Expenses		Investment			Investment		Portfolio
Beginning		Income		Gain (Loss) on	Investment	Investment		Realized	Total		End of	Total		End of Period	After Fee		Before Fee		Income			Income		Turnover
	of Period	(Loss)		Investments	Operations	Income		Gain	Distributions		Period	Return*		(in thousands)	Credits		Credits***		(Loss)	Expenses***		(Loss)		Rate
REAL ESTATE FUND
Class A
2015(e)	$10.00	$ .09	(a)	$(1.06)	$(.97)	$.07		$ —	$ .07		$ 8.96	(9.67	)%††	$11,410	1.45	%†	1.45	%†	1.99%†	2.31	%†	1.13	%†	18	%††
2016	8.96	.24	(a)	1.11	1.35	.18		.02	.20		10.11	15.19		27,741	1.45		1.45		2.47	1.54		2.38		31
Advisor Class
2015(e)	10.00	.11	(a)	(1.06)	(.95)	.07		—	.07		8.98	(9.45	)††	40,824	1.12	†	1.12	†	2.36 †	1.63	†	1.85	†	18	††
2016	8.98	.27	(a)	1.13	1.40	.21		.02	.23		10.15	15.66		55,218	1.12		1.12		2.75	1.21		2.66		31	†
Institutional Class
2015(e)	10.00	.09	(a)	(1.04)	(.95)	.09		—	.09		8.96	(9.45	)††	963	1.00	†	1.00	†	2.08 †	2.18	†	.90	†	18	††
2016	8.96	.28	(a)	1.13	1.41	.21		.02	.23		10.14	15.89		634	1.00		1.00		2.87	1.06		2.81		31
SELECT GROWTH FUND
Class A
2012	$ 6.31	$ (.03)		$1.70	$1.67	$—		$ —	$—		$ 7.98	26.47%		$271,019	1.42%		1.42%		(.35)%	N/A		N/A		53%
2013	7.98	.02		1.24	1.26	—		—	—		9.24	15.79		315,833	1.35		1.35		.25	N/A		N/A		71
2014	9.24	—	(a)	1.73	1.73	.00	(b)	—	.00	(b)	10.97	18.77		330,595	1.27		1.27		.03	N/A		N/A		33
2015	10.97	.02	(a)	.65	.67	.00	(b)	—	.00	(b)	11.64	6.12		352,651	1.25		1.25		.16	N/A		N/A		48
2016	11.64	.02	(a)	.73	.75	.02		1.13	1.15		11.24	6.50		373,279	1.27		1.27		.22	N/A		N/A		59
Class B
2012	5.77	(.09)		1.57	1.48	—		—	—		7.25	25.65		5,853	2.12		2.12		(1.07)	N/A		N/A		53
2013	7.25	(.06)		1.15	1.09	—		—	—		8.34	15.03		5,308	2.10		2.10		(.48)	N/A		N/A		71
2014	8.34	(.07	)(a)	1.55	1.48	—		—	—		9.82	17.75		4,868	2.06		2.06		(.76)	N/A		N/A		33
2015	9.82	(.07	)(a)	.59	.52	—		—	—		10.34	5.30		4,101	2.03		2.03		(.63)	N/A		N/A		48
2016	10.34	(.06	)(a)	.65	.59	.00	(b)	1.13	1.13		9.80	5.71		3,393	2.03		2.03		(.56)	N/A		N/A		59
Advisor Class
2013(f)	8.46	.01		.79	.80	—		—	—		9.26	9.46	††	1	1.02	†	1.02	†	.25 †	4.63	%†	(3.36	)%†	71	††
2014	9.26	.06	(a)	1.69	1.75	—		—	—		11.01	18.90		31,902.83			.83		.51	N/A		N/A		33
2015	11.01	.07	(a)	.66	.73	.01		—	.01		11.73	6.61		46,793.84			.84		.57	N/A		N/A		48
2016	11.73	.07	(a)	.73	.80	.03		1.13	1.16		11.37	6.93		66,588.85			.86		.62	N/A		N/A		59
Institutional Class
2013(f)	8.46	.02		.79	.81	—		—	—		9.27	9.57	††	1.89		†	.89	†	.39 †	4.32	†	(3.04	)†	71	††
2014	9.27	.05	(a)	1.74	1.79	—		—	—		11.06	19.31		3,057.83			.83		.48	N/A		N/A		33
2015	11.06	.07	(a)	.66	.73	.02		—	.02		11.77	6.56		3,608.82			.82		.59	N/A		N/A		48
2016	11.77	.07	(a)	.74	.81	.03		1.13	1.16		11.42	7.00		3,915.83			.83		.66	N/A		N/A		59

350	351

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

				P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions							Ratio to Average					Assets Before Expenses
		Investment Operations				from							Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset								Net			Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Investment			Investment	Portfolio
	Beginning	Income		Gain on	Investment	Investment	Realized	Total	End of	Total		End of Period	After Fee		Before Fee		Income			Income	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gain	Distributions	Period	Return*		(in thousands)	Credits		Credits***		(Loss)	Expenses***		(Loss)	Rate
SPECIAL SITUATIONS FUND
Class A
2012	$21.72	$ .01		$4.46	$4.47	$.03	$1.76	$1.79	$24.40	21.19%		$342,939	1.43%		1.43%		.03%	1.53%		(.07)%	41%
2013	24.40	.11		4.68	4.79	.12	1.00	1.12	28.07	20.47		412,102	1.39		1.39		.42	1.47		.34	110
2014	28.07	.02	(a)	3.16	3.18	—	4.60	4.60	26.65	11.65		425,957	1.33		1.33		.06	1.38		.01	55
2015	26.65	.02	(a)	.07	.09	.04	1.43	1.47	25.27	.12		432,235	1.32		1.32		.07	1.33		.06	43
2016	25.27	.17	(a)	2.36	2.53	.02	1.44	1.46	26.34	10.35		472,720	1.33		1.34		.68	1.34		.68	39
Class B
2012	18.74	(.15)		3.84	3.69	—	1.76	1.76	20.67	20.33		5,085	2.13		2.13		(.67)	2.23		(.77)	41
2013	20.67	(.10)		3.96	3.86	.08	1.00	1.08	23.45	19.62		4,932	2.13		2.13		(.29)	2.21		(.37)	110
2014	23.45	(.17	)(a)	2.62	2.45	—	4.60	4.60	21.30	10.71		4,441	2.16		2.16		(.77)	2.21		(.82)	55
2015	21.30	(.16	)(a)	.08	(.08)	—	1.43	1.43	19.79	(.67)		3,618	2.13		2.13		(.74)	2.14		(.75)	43
2016	19.79	(.02	)(a)	1.81	1.79	—	1.44	1.44	20.14	9.43		3,301	2.14		2.14		(.12)	2.15		(.13)	39
Advisor Class
2013(f)	25.71	.01		2.37	2.38	—	—	—	28.09	9.26	††	1	1.16	†	1.16	†	.08 †	4.82	†	(3.58)†	110	††
2014	28.09	.12	(a)	3.10	3.22	—	4.60	4.60	26.71	11.82		26,458	1.01		1.01		.39	1.06		.34	55
2015	26.71	.10	(a)	.08	.18	.08	1.43	1.51	25.38	.46		38,790	1.02		1.03		.37	1.04		.36	43
2016	25.38	.23	(a)	2.39	2.62	.04	1.44	1.48	26.52	10.67		59,159	1.03		1.03		.94	1.04		.93	39
Institutional Class
2013(f)	25.71	.06		2.37	2.43	—	—	—	28.14	9.45	††	1.84		†	.84	†	.42 †	4.43	†	(3.17)†	110	††
2014	28.14	.14	(a)	3.16	3.30	—	4.60	4.60	26.84	12.10		5,750.89			.89		.51	.94		.46	55
2015	26.84	.14	(a)	.08	.22	.16	1.43	1.59	25.47	.60		5,905.88			.88		.51	.89		.50	43
2016	25.47	.28	(a)	2.39	2.67	.05	1.44	1.49	26.65	10.84		6,914.88			.89		1.11	.90		1.10	39

352	353

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

				P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A
																		Ratio to Average Net
						Less Distributions						Ratio to Average						Assets Before Expenses
		Investment Operations				from						Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return*	(in thousands)	Credits		Credits***		Income		Expenses***		Loss		Rate
TOTAL RETURN FUND
Class A
2012	$14.10	$.30		$2.71	$3.01	$.30	$—	$.30	$16.81	21.46%	$532,551	1.32%		1.32%		1.79%		N/A		N/A		32%
2013	16.81	.27		1.99	2.26	.34	.24	.58	18.49	13.77	664,054	1.26		1.26		1.45		N/A		N/A		32
2014	18.49	.22	(a)	1.65	1.87	.31	.42	.73	19.63	10.18	767,354	1.19		1.19		1.14		N/A		N/A		44
2015	19.63	.21	(a)	(.68)	(.47)	.28	.67	.95	18.21	(2.65)	784,281	1.18		1.18		1.05		N/A		N/A		40
2016	18.21	.23	(a)	1.26	1.49	.27	.43	.70	19.00	8.36	845,726	1.19		1.19		1.27		N/A		N/A		63
Class B
2012	13.88	.18		2.65	2.83	.18	—	.18	16.53	20.49	10,872	2.02		2.02		1.09		N/A		N/A		32
2013	16.53	.15		1.95	2.10	.22	.24	.46	18.17	12.98	10,207	2.01		2.01		.71		N/A		N/A		32
2014	18.17	.07	(a)	1.61	1.68	.16	.42	.58	19.27	9.29	10,016	1.97		1.97		.36		N/A		N/A		44
2015	19.27	.06	(a)	(.68)	(.62)	.06	.67	.73	17.92	(3.44)	8,270	1.96		1.96		.27		N/A		N/A		40
2016	17.92	.09	(a)	1.25	1.34	.13	.43	.56	18.70	7.61	7,774	1.96		1.96		.50		N/A		N/A		63
Advisor Class
2013(f)	17.62	.09		.95	1.04	.17	—	.17	18.49	5.89 ††	1	1.01	†	1.01	†	1.40	†	4.76	%†	(2.35	)%†	32	††
2014	18.49	.29	(a)	1.60	1.89	.32	.42	.74	19.64	10.34	2,106.78			.78		1.46		N/A		N/A		44
2015	19.64	.29	(a)	(.69)	(.40)	.31	.67	.98	18.26	(2.24)	976.78			.78		1.44		N/A		N/A		40
2016	18.26	.26	(a)	1.27	1.53	.32	.43	.75	19.04	8.55	1,213.82			.82		1.63		N/A		N/A		63
Institutional Class
2013(f)	17.62	.10		.95	1.05	.17	—	.17	18.50	5.98 ††	1.82		†	.82	†	1.48	†	4.35	†	(2.05	)†	32	††
2014	18.50	.30	(a)	1.63	1.93	.36	.42	.78	19.65	10.55	2,885.78			.78		1.55		N/A		N/A		44
2015	19.65	.29	(a)	(.70)	(.41)	.28	.67	.95	18.29	(2.28)	30,644.77			.77		1.47		N/A		N/A		40
2016	18.29	.31	(a)	1.28	1.59	.32	.43	.75	19.13	8.88	32,525.77			.77		1.68		N/A		N/A		63

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
***	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Based on average shares during the period.
(b)	Due to rounding, amount is less than .005 per share.
(c)	For the period August 1, 2016 (commencement of operations) to September 30, 2016.
(d)	For the period April 1, 2016 (commencement of operations) to September 30, 2016.
(e)	For the period April 6, 2015 (commencement of operations) to September 30, 2015.
(f)	For the period April 1, 2013 (commencement of operations) to September 30, 2013.
(g)	Prior to September 4, 2012, known as Value Fund.

354	See notes to financial statements	355

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Fund, Balanced Income Fund, Floating Rate Fund, Fund For Income, Government Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund and Strategic Income Fund, (each a series of First Investors Income Funds), and the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (each a series of First Investors Equity Funds), as of September 30, 2016, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

356

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Fund, Balanced Income Fund, Floating Rate Fund, Fund For Income, Government Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, Strategic Income Fund, Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund, as of September 30, 2016, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 28, 2016

357

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	49	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013).

Mary J. Barneby (1952)	Trustee	Since 11/1/12	49	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	49	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

358

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Arthur M. Scutro, Jr. (1941)	Trustee and	Trustee since	49	None
c/o First Investors Funds,	Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

Mark R. Ward (1952)	Trustee	Since 1/1/10	49	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008)

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

359

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER(S) WHO ARE NOT TRUSTEES

William Lipkus (1964)	President	Since 2014	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, President and Director (since 2012), Treasurer (1999-2013), Chief Financial Officer
(1997-2013) and Chief Administrative Officer (2012-2014) of Foresters Financial Holding Company, Inc.; Direc-
tor (since 2007), Chairman (since 2012), Chief Administrative Officer (2012-2014) and Chief Financial Officer
(1998-2013) of Foresters Investment Management Company, Inc.; Director (since 2011), Chairman (since 2012),
Chief Financial Officer (1998-2013), Treasurer (1999-2013) and Chief Administrative Officer (2012-2014) of
Foresters Financial Services, Inc.; Chairman (since 2012), Director (since 2007), Chief Administrative Officer
(2012-2014) and Treasurer and Chief Financial Officer (1998-2013) of Foresters Investor Services, Inc.; Director
and Chairman (2012-2016), Vice President (1996-2014), Treasurer and Chief Financial Officer (1996-2013) and
Chief Administrative Officer (2012-2014) of Foresters Life Insurance and Annuity Company; Board of Managers
and Chairman (since 2012) and Chief Financial Officer (2012-2013) of Foresters Investors Advisory Services, LLC
and Director (since 2015) of Foresters Equity Services, Inc.; Chairman and Director (since 2016) of Foresters Asset
Management, Inc.; Chairman and Director (since 2016) of Foresters Financial Investment Management Company
of Canada, Inc.

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o Foresters Investment
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of Foresters Investment Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
General Counsel of Foresters Investment Management Company, Inc. and various affiliated companies since
December 2012; Assistant Counsel of Foresters Investment Management Company, Inc. (2010-2012).

360

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER(S) WHO ARE NOT TRUSTEES (continued)

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors Funds,	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Compliance Officer of Foresters Investment Management Company, Inc.

361

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS INCOME FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Muzinich & Co., Inc. and Brandywine Global Investment Management, LLC.

The First Investors Income Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (and sub-advisory agreement, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (and sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (and sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, portfolio turnover rates, compliance monitoring, and the services and support provided to each fund and its shareholders. In addition the Board meets with representatives of each sub-adviser in person at least once per year.

On April 21, 2016 (the “April Meeting”), the Independent Trustees met in person with senior management personnel of Foresters Investment Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (and sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel on April 20, 2016 to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 19, 2016 (the “May Meeting”). In

362

addition, Independent Legal Counsel, in conjunction with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided prior to the May Meeting.

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Cash Management Fund, Floating Rate Fund, Fund For Income, Government Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund and Strategic Income Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with: (1) Muzinich & Co., Inc. (“Muzinich”) with respect to the Fund For Income and Floating Rate Fund; and (2) Brandywine Global Investment Management, LLC (“Brandywine”) with respect to the International Opportunities Bond Fund. The Fund For Income, Floating Rate Fund and International Opportunities Bond Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, Muzinich and Brandywine and various reports on compliance and other services provided by FIMCO and its affiliates.

In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (hereinafter, “Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return.

363

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds including, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Foresters Investor Services, Inc. (“FIS”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO and each sub-adviser’s cybersecurity practices and related controls and business continuity plans; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, which included enhanced sales and marketing efforts (including selling Fund shares through independent channels and increasing the size of the sales force); continuing efforts as deemed practicable to reduce expenses and improve performance of the Funds; and improving the efficiency of back-office operations and services. In addition to evaluating, among other considerations, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Muzinich and Brandywine furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by Muzinich and Brandywine to the applicable Sub-Advised Funds; (2) the

364

sub-advisory fee rates charged by Muzinich and Brandywine and a comparison of those fee rates to the fee rates of Muzinich and Brandywine for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by Muzinich and Brandywine; and (4) any “fall out” or ancillary benefits accruing to Muzinich and Brandywine as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information request in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and raising no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements and different Trustees may have given different weight to different factors. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and the Sub-Advisory Agreements with Muzinich and Brandywine.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts.

365

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices (as applicable), portfolio allocation and best execution. The Board noted that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-advised Funds as it does for the other funds that do not employ a sub-adviser. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that FIS is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, FIS can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through Foresters Financial Services, Inc. (“FFS”), which is an affiliate of FIMCO.

366

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Muzinich and Brandywine to the applicable Sub-Advised Funds. The Board considered Muzinich’s and Brandywine’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of its personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each applicable Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by Muzinich and Brandywine were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the total return of each Fund over the most recent calendar year (“1-year period”) and the annualized total return over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the total return information provided by FIMCO for each Fund through April 30, 2016. The Board also reviewed the annual yield of each Fund for each of the past five calendar years (or shorter period as applicable). With regard to the total return and yield information, the Board considered the total return and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield. The Board also considered FIMCO’s representations that it monitors to ensure portfolio managers invest in a manner consistent with the mandate for the Fund or Funds they manage.

On a Fund-by-Fund basis, the total return performance reports indicated, and the Board noted, that: (i) the Cash Management Fund fell within the fourth quintile

367

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

for the 1-year period, 3-year period and 5-year period; (ii) the Floating Rate Fund fell within the second quintile for the 1-year period (the only year of information provided due to its short operating history); (iii) the Fund For Income fell within the top three quintiles for each of the performance periods shown by Lipper; (iv) the Government Fund fell within the third quintile for the 1-year period and the fourth quintile for the 3-year period and 5-year period; (v) the International Opportunities Bond Fund fell within the fifth quintile for the 1-year period and fourth quintile for the 3-year period (noting that the Fund had not been in operation beyond those time periods); (vi) the Investment Grade Fund fell within the top three quintiles for each of the performance periods shown by Lipper; and (vii) the Limited Duration High Quality Bond Fund and Strategic Income Fund fell within the fourth quintile for the 1-year period (the only year of information provided due to their short operating history). The Trustees also considered that, in the current market and interest-rate environment, comparative information regarding performance and contractual fee rates of money market funds such as the Cash Management Fund is of relatively limited utility.

The Board also reviewed the yields of the Funds and noted that the yield for: (i) the Cash Management Fund fell outside of the top three quintiles for each of the past five calendar years; (ii) the Floating Rate Fund fell outside of the top three quintiles for each of the past two calendar years, which was the only information available due to its short operating history; (iii) the Fund For Income fell within one of the top three quintiles for two of the past five calendar years; (iv) the Government Fund fell within one of the top two quintiles for each of the past five calendar years; (v) the International Opportunities Bond Fund fell within the second quintile for each of the past three calendar years, which was the only information available due to its short operating history; (vi) the Investment Grade Fund fell within one of the top three quintiles for each of the past five calendar years; and (vii) the Strategic Income Fund fell within one of the top three quintiles for one of the past two calendar years, which was the only information available due to its short operating history. The Board also noted that the yield for the short one-year operating history of the Limited Duration High Quality Bond Fund fell within the second quintile. Moreover, the Board considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address certain periods of underperformance.

368

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that FIMCO informed the Board that it intends to: (i) extend, on a voluntary basis, the existing total expense cap limitation for the Cash Management Fund until May 31, 2017; and (ii) extend, on a voluntary basis, the existing management fee caps for the Fund For Income, Government Fund and Investment Grade Fund respectively until May 31, 2017. The Board also noted that it had previously approved the continuation of the contractual total expense caps on the Floating Rate Fund and Limited Duration High Quality Bond Fund until January 31, 2017. The Board also considered that, with respect to the Cash Management Fund, FIMCO was waiving all of its management fees and reimbursing a portion of other expenses to avoid a negative return for shareholders due to the historically low interest rate environment. In particular, the Board noted that: (i) the Cash Management Fund’s contractual management fee was in the fourth quintile and actual management fee was in the first quintile of its Peer Group; (ii) the Floating Rate Fund’s contractual and actual management fees were in the first quintile of its Peer Group; (iii) the contractual and actual management fees for the Fund For Income, Government Fund, International Opportunities Bond Fund and Investment Grade Fund were outside of the top three quintiles of their respective Peer Groups; (iv) the Limited Duration High Quality Bond Fund’s contractual management fee was in the fifth quintile and actual management fee was in the third quintile of its Peer Group; and (v) the Strategic Income Fund’s contractual management fee was in the first quintile and actual management fee was in the second quintile of its Peer Group.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as

369

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Cash Management Fund and Strategic Income Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees for each Fund except the Cash Management Fund, Floating Rate Fund and Strategic Income Fund was not in the top three quintiles of their respective Peer Groups. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the average account size of many of the First Investors funds is small by comparison to the industry average account size and that funds with small average account sizes generally have higher expenses ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (iii) overall Fund expenses cover certain check-writing and wiring privileges for Cash Management Fund shareholders at no additional cost; and (iv) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of Muzinich and Brandywine with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays Muzinich or Brandywine, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying Muzinich or Brandywine a fee directly. The Board also considered arrangements pursuant to which Muzinich (but not its Sub-Advised Funds) pays a portion of its sub-advisory fee to a solicitor that introduced Muzinich to FIMCO. Muzinich and Brandywine provided, and the Board reviewed, information comparing the fees charged by Muzinich and Brandywine for services to the respective Sub-Advised Funds versus the fee rates of Muzinich and Brandywine for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Muzinich and Brandywine, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees Muzinich and

370

Brandywine charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2015, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than the average of, and lower overall than any of, such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. Based on the information provided, the Board also noted that FIMCO operates the Cash Management Fund and Strategic Income Fund at a loss. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by Muzinich and Brandywine.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Strategic Income Fund and Cash Management Fund, includes breakpoints to account for management economies of scale as each Fund’s assets increase. With respect to the Strategic Income Fund and Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out ” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Muzinich and Brandywine as a result of their

371

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

relationship with the Funds. In that regard, the Board considered the fact that FIMCO and Brandywine may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and Brandywine must select brokers based on each Fund’s requirements for seeking best execution. The Board considered the fact that Muzinich does not engage in any soft dollar arrangements. The Board also considered the profits earned or losses incurred by FIS and the income received by FFS as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

372

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Wellington Management Company, LLP, Smith Group Asset Management, LP and Vontobel Asset Management, Inc.

The First Investors Equity Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (and sub-advisory agreements, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (and sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (and sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to each fund and its shareholders. In addition, the Board meets with representatives of each sub-adviser in person at least once per year.

On April 21, 2016 (the “April Meeting”), the Independent Trustees met in person with senior management personnel of Foresters Investment Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (and sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel on April 20, 2016 to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract

373

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

approval meeting of the Board to be held on May 19, 2016 (the “May Meeting”). In addition, Independent Legal Counsel, in conjunction with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided prior to the May Meeting.

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Equity Income Fund, Global Fund, Growth & Income Fund, International Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund; (2) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; and (3) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund. The Global Fund, Select Growth Fund and International Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, WMC, Smith Group and Vontobel and various reports on compliance and other services provided by FIMCO and its affiliates.

In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (hereinafter, “Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return.

374

Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds including, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Foresters

Investor Services, Inc. (“FIS”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO and each sub-adviser’s cybersecurity practices and related controls and business continuity plans; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, which included enhanced sales and marketing efforts (including selling Fund shares through independent channels and increasing the size of the sales force); continuing efforts as deemed practicable to reduce expenses and improve performance of the Funds; and improving the efficiency of back-office operations and services. In addition to evaluating, among other considerations, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, WMC, Smith Group and Vontobel furnished, and the Board reviewed, information concerning various aspects of their

375

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

respective operations, including: (1) the nature, extent and quality of services provided by WMC, Smith Group and Vontobel to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by WMC, Smith Group and Vontobel and a comparison of those fee rates to the fee rates of WMC, Smith Group and Vontobel for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by WMC, Smith Group and Vontobel; and (4) any “fall out” or ancillary benefits accruing to WMC, Smith Group and Vontobel as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information request in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and raising no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements and different Trustees may have given different weight to different factors. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with WMC, Smith Group and Vontobel.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management

376

services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices, portfolio allocation and best execution. The Board also noted that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-advised Funds as it does for the other funds that do not employ a sub-adviser. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that FIS is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, FIS can tailor its processes and services to satisfy the

377

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through Foresters Financial Services, Inc. (“FFS”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by WMC, Smith Group and Vontobel to the applicable Sub-Advised Funds. The Board considered WMC’s, Smith Group’s and Vontobel’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each applicable Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by WMC, Smith Group and Vontobel were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the performance of each Fund over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2016. With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance. The Board also considered FIMCO’s representations that it

378

monitors to ensure portfolio managers invest in a manner consistent with the mandate for the Fund or Funds they manage.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund except the Real Estate Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. In particular, the Board noted that: (i) the Equity Income Fund, Global Fund, Select Growth Fund and Special Situations Fund fell within the top three quintiles for the 1-year period, 3-year period and 5-year period; (ii) the Growth & Income Fund fell within the top three quintiles for the 5-year period; (iii) the International Fund fell within the first quintile for the 1-year period and 5-year period; (iv) the Opportunity Fund fell within the first quintile for the 1- year period, 3-year period and 5-year period; and (v) the Total Return Fund fell in the top three quintiles for the 3-year period and 5-year period. With respect to the Real Estate Fund, the Board noted that the Fund was relatively new with less than one calendar year of performance history and, as a result, Lipper did not provide any comparative performance information for the various time periods. The Board also considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address certain periods of underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board also considered that FIMCO informed the Board that it intends to extend, on a voluntary basis, the existing

379

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

management fee cap for the Special Situations Fund and Global Fund until May 31, 2017. In particular, the Board noted that: (i) the contractual and actual management fees for all of the Funds except the Equity Income Fund, Global Fund, International Fund and Total Return Fund were in the top three quintiles of their respective Peer Groups; (ii) the Equity Income Fund’s and International Fund’s contractual management fee was in the fourth quintile and actual management fee was in the fifth quintile of their respective Peer Groups; (iii) the Global Fund’s contractual and actual management fees were in the fourth quintile of its Peer Group; and (iv) the Total Return Fund’s contractual and actual management fees were in the fifth quintile of its Peer Group.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Growth & Income Fund, Opportunity Fund, Real Estate Fund and Special Situations Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees was in the top three quintiles for all of the Funds except the Equity Income Fund, Global Fund and International Fund. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the Funds have average account sizes that are relatively small compared with the industry average and that funds with small average account sizes generally have higher expense ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; and (iii) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of WMC, Smith Group and Vontobel with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays WMC, Smith Group or Vontobel, as the case may

380

be, a sub-advisory fee from its own advisory fee rather than each Fund paying WMC, Smith Group or Vontobel a fee directly. The Board also considered an arrangement pursuant to which Smith Group and Vontobel (but not the Sub-Advised Funds) each pays a portion of its sub-advisory fee to a solicitor that introduced each such subadviser to FIMCO. WMC, Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by WMC, Smith Group and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of WMC, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by WMC, Smith Group and Vontobel, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees WMC, Smith Group and Vontobel charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2015, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than the average of, and lower overall than any of, such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by WMC, Smith Group and Vontobel.

381

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale as each Fund’s assets increase.

“Fall Out ” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, WMC, Smith Group and Vontobel as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO, WMC, Smith Group and Vontobel may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered the profits earned or losses incurred by FIS and the income received by FFS as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

382

Board Considerations of Advisory Contracts and Fees
(unaudited)
COVERED CALL STRATEGY FUND

Consideration of the Investment Advisory Agreement with Foresters Investment Management Company, Inc. and the Sub-Advisory Agreement with Ziegler Capital Management LLC with respect to the First Investors Covered Call Strategy Fund

At the February 18, 2016 meeting (the “February Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the First Investors Equity Funds (the “Trust”), the Board, including a majority of Board members who are not interested persons of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed and approved, for the new First Investors Covered Call Strategy Fund (the “New Fund”), the investment advisory agreement (the “Advisory Agreement”) with Foresters Investment Management Company, Inc. (“FIMCO”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Ziegler Capital Management, LLC (“ZCM,” and together with FIMCO, the “Advisers”).

The Trustees were provided with preliminary materials relating to the New Fund by FIMCO and ZCM initially in connection with a Board meeting held on November 19, 2015 (the “November Meeting”) and then more detailed materials by the Advisers in advance of and at the February Meeting. The Trustees also met in person with senior officers of FIMCO, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to receive information on, and discuss the approval of, the Advisory Agreement and Sub-Advisory Agreement. In addition, the Trustees met in person with representatives of ZCM at the November Meeting and again telephonically at the February Meeting. The material factors and conclusions that formed the basis for the approval of the Advisory Agreement and Sub-Advisory Agreement are discussed below.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, ZCM’s past performance and the Advisers’ personnel that would be serving the New Fund. In evaluating the Advisory Agreement and Sub-Advisory Agreement, the Trustees also reviewed information provided by the Advisers, including the terms of such Agreements and information regarding fee arrangements, including the structure of the advisory fee and sub-advisory fee, the method of computing fees, and the frequency of payment of fees. The Trustees also reviewed information comparing the New Fund’s advisory fee rate and projected total expenses with a peer group of other similar funds compiled by Broadridge, an independent provider of investment company data. In addition, the Trustees reviewed, among other things, information regarding ZCM’s compliance program, financial condition, insurance coverage and brokerage practices.

After discussion and consideration among themselves, and with the Advisers, Trust counsel and Independent Legal Counsel, including during an executive session with

383

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
COVERED CALL STRATEGY FUND

Independent Legal Counsel held the day before the February Meeting, the Trustees concluded as follows with respect to the New Fund:

• The nature and extent of the investment advisory services to be provided to the New Fund by the Advisers were consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

• The prospects for satisfactory investment performance of the New Fund were reasonable;

• Shareholders of the New Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement;

• Shareholders of the New Fund may benefit from FIMCO’s agreement that total expenses of the New Fund would be capped under an expense limitation agreement pursuant to which FIMCO or the New Fund’s transfer agent, an affiliate of FIMCO, will limit total annual operating expenses (subject to certain exceptions) to a certain level for each class of shares of the New Fund;

• The cost of services to be provided by the Advisers to the New Fund and the profits realized by the Advisers and their respective affiliates, if any, from their respective relationship with the New Fund would be assessed after the New Fund has commenced operations when the Trustees first consider the renewal of the Advisory Agreement and Sub-Advisory Agreement; and

• The Advisers may receive certain “fall out” or ancillary benefits by obtaining research and other services from broker-dealers that execute brokerage transactions for the New Fund.

* * *

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the New Fund and its shareholders and unanimously approved such Agreements.

384

Consideration of the Investment Advisory Agreement with Foresters Investment Management Company, Inc. and the Sub-Advisory Agreement with Ziegler Capital Management LLC with respect to the First Investors Life Series Covered Call Strategy Fund

At the February 18, 2016 meeting (the “February Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the First Investors Life Series Funds (the “Trust”), the Board, including a majority of Board members who are not interested persons of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed and approved, for the new First Investors Life Series Covered Call Strategy Fund (the “New Fund”), the investment advisory agreement (the “Advisory Agreement”) with Foresters Investment Management Company, Inc. (“FIMCO”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Ziegler Capital Management, LLC (“ZCM,” and together with FIMCO, the “Advisers”).

The Trustees were provided with preliminary materials relating to the New Fund by FIMCO and ZCM initially in connection with a Board meeting held on November 19, 2015 (the “November Meeting”) and then more detailed materials by the Advisers in advance of and at the February Meeting. The Trustees also met in person with senior officers of FIMCO, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to receive information on, and discuss the approval of, the Advisory Agreement and Sub-Advisory Agreement. In addition, the Trustees met in person with representatives of ZCM at the November Meeting and again telephonically at the February Meeting. The material factors and conclusions that formed the basis for the approval of the Advisory Agreement and Sub-Advisory Agreement are discussed below.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, ZCM’s past performance and the Advisers’ personnel that would be serving the New Fund. In evaluating the Advisory Agreement and Sub-Advisory Agreement, the Trustees also reviewed information provided by the Advisers, including the terms of such Agreements and information regarding fee arrangements, including the structure of the advisory fee and sub-advisory fee, the method of computing fees, and the frequency of payment of fees. The Trustees also reviewed information comparing the New Fund’s advisory fee rate and projected total expenses with a peer group of other similar funds compiled by Broadridge, an independent provider of investment company data. In addition, the Trustees reviewed, among other things, information regarding ZCM’s compliance program, financial condition, insurance coverage and brokerage practices.

385

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
COVERED CALL STRATEGY FUND

After discussion and consideration among themselves, and with the Advisers, Trust counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel held the day before the February Meeting, the Trustees concluded as follows with respect to the New Fund:

• The nature and extent of the investment advisory services to be provided to the New Fund by the Advisers were consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

• The prospects for satisfactory investment performance of the New Fund were reasonable;

• Shareholders of the New Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement;

• The cost of services to be provided by the Advisers to the New Fund and the profits realized by the Advisers and their respective affiliates, if any, from their respective relationship with the New Fund would be assessed after the New Fund has commenced operations when the Trustees first consider the renewal of the Advisory Agreement and Sub-Advisory Agreement; and

• The Advisers may receive certain “fall out” or ancillary benefits by obtaining research and other services from broker-dealers that execute brokerage transactions for the New Fund.

* * *

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the New Fund and its shareholders and unanimously approved such Agreements.

386

Board Considerations of Advisory Contracts and Fees
(unaudited)
HEDGED U.S. EQUITY OPPORTUNITIES FUND

Consideration of the Investment Advisory Agreement with Foresters Investment Management Company, Inc. and the Sub-Advisory Agreement with Wellington Management Company LLP with respect to the First Investors Hedged U.S. Equity Opportunities Fund

At the May 19, 2016 meeting (the “May Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the First Investors Equity Funds (the “Trust”), the Board, including a majority of Board members who are not interested persons of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed and approved, for the new First Investors Hedged U.S. Equity Opportunities Fund (the “New Fund”), the investment advisory agreement (the “Advisory Agreement”) with Foresters Investment Management Company, Inc. (“FIMCO”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Wellington Management Company LLP (“WMC,” and together with FIMCO, the “Advisers”).

The Trustees were provided with preliminary materials relating to the New Fund by FIMCO and WMC initially in connection with a Board meeting held on February 18, 2016 (the “February Meeting”) and then more detailed materials by the Advisers in advance of and at the May Meeting. The Trustees also met in person with senior officers of FIMCO, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to receive information on, and discuss the approval of, the Advisory Agreement and Sub-Advisory Agreement. In addition, the Trustees met in person with representatives of WMC at the February Meeting. The material factors and conclusions that formed the basis for the approval of the Advisory Agreement and Sub-Advisory Agreement are discussed below.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, WMC’s past performance and the Advisers’ personnel that would be serving the New Fund. In evaluating the Advisory Agreement and Sub-Advisory Agreement, the Trustees also reviewed information provided by the Advisers, including the terms of such Agreements and information regarding fee arrangements, including the structure of the advisory fee and sub-advisory fee, the method of computing fees, and the frequency of payment of fees. The Trustees also reviewed information comparing the New Fund’s advisory fee rate and projected total expenses with a peer group of other similar funds compiled by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (hereinafter, “Lipper”), an independent provider of investment company data. In addition, the Trustees reviewed, among other things, information regarding WMC’s compliance program, financial condition, insurance coverage and brokerage practices.

387

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
HEDGED U.S. EQUITY OPPORTUNITIES FUND

After discussion and consideration among themselves, and with the Advisers, Trust counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel held the day before the May Meeting, the Trustees concluded as follows with respect to the New Fund:

• The nature and extent of the investment advisory services to be provided to the New Fund by the Advisers were consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

• The prospects for satisfactory investment performance of the New Fund were reasonable;

• Shareholders of the New Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement;

• The projected contractual management fee, actual management fee and total expense ratio for the New Fund was below the median of the New Fund’s assumed Lipper peer group;

• Shareholders of the New Fund may benefit from FIMCO’s agreement that total expenses of the New Fund would be capped under an expense limitation agreement pursuant to which FIMCO or the New Fund’s transfer agent, an affiliate of FIMCO, will limit total annual operating expenses (subject to certain exceptions) to a certain level for each class of shares of the New Fund;

• The cost of services to be provided by the Advisers to the New Fund and the profits realized by the Advisers and their respective affiliates, if any, from their respective relationship with the New Fund would be assessed after the New Fund has commenced operations when the Trustees first consider the renewal of the Advisory Agreement and Sub-Advisory Agreement; and

• The Advisers may receive certain “fall out” or ancillary benefits by obtaining research and other services from broker-dealers that execute brokerage transactions for the New Fund.

* * *

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the New Fund and its shareholders and unanimously approved such Agreements.

388

Shareholder Information
Investment Adviser	Subadviser
Foresters Investment Management	(Select Growth Fund)
Company, Inc.	Smith Asset Management Group, L.P.
40 Wall Street	100 Crescent Court
New York, NY 10005	Dallas, TX 75201

Subadviser	Underwriter
(Covered Call Strategy Fund)	Foresters Financial Services, Inc.
Ziegler Capital Management, LLC	40 Wall Street
70 W. Madison Street	New York, NY 10005
Chicago, IL 60602
Custodian
Subadviser	The Bank of New York Mellon
(Floating Rate Fund and Fund For Income)	225 Liberty Street
Muzinich & Co., Inc.	New York, NY 10286
450 Park Avenue
New York, NY 10022	Transfer Agent
Foresters Investor Services, Inc.
Subadviser	Raritan Plaza I – 8th Floor
(Global Fund and Hedged U.S. Equity	Edison, NJ 08837-3620
Opportunity Fund)
Wellington Management Company,	Independent Registered Public
LLP	Accounting Firm
280 Congress Street	Tait, Weller & Baker LLP
Boston, MA 02210	1818 Market Street
Philadelphia, PA 19103
Subadviser
(International Fund)	Legal Counsel
Vontobel Asset Management, Inc.	K&L Gates LLP
1540 Broadway	1601 K Street, N.W.
New York, NY 10036	Washington, D.C. 20006

Subadviser
(International Opportunities Bond Fund)
Brandywine Global Investment
Management, LLC
2929 Arch Street
Philadelphia, PA 19104

389

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

390

NOTES

391

NOTES

392

NOTES

393

Foresters Financial

Foresters Financial
40 Wall Street
New York, NY 10005

Save Paper
Sign up for e-delivery
foresters.com

IEAR916

Item 2. Code of Ethics

As of September 30, 2016, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. There were no revisions made to the code of ethics during the fiscal year October 1, 2015 through September 30, 2016.

For the year ended September 30, 2016, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	September 30,
	--------------------------------------------
	2016	2015
	----	----
(a) Audit Fees
First Investors Equity Funds	$298,400	$266,950

(b) Audit-Related Fees
First Investors Equity Funds	$0	$0

(c) Tax Fees
First Investors Equity Funds	$55,000	$44,550

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees
First Investors Equity Funds	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2016 and 2015 were $177,650 and $169,000 respectively.

(h) Not Applicable

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Schedule of Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies & Procedures for
Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's President and Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Equity Funds

By	/S/ WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

Date:	November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

By	/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	November 28, 2016